The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2023 and 2022

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2023 and 2022, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2023, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in conformity with U.S. generally accepted accounting principles.

Adoption of ASU No. 2018-12

As discussed in Note 3 to the consolidated financial statements, on January 1, 2023, the Company adopted ASU No. 2018-12, Financial Services – Insurance (Topic 944), Targeted Improvements to the Accounting for Long-Duration Contracts, with a transition date of January 1, 2021.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Future Contract Benefits Liability
Description of the Matter
At December 31, 2023, future contract benefits liabilities totaled $40.2 billion, a portion of which related to universal life-type contracts with secondary guarantees.
The future contract benefits liability related to these product guarantees is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Notes 1 (see section on Future Contract Benefits), 3, and 13, to the consolidated financial statements, there is significant uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which include mortality rates and policyholder lapse behavior.
Auditing the valuation of future contract benefits liabilities related to these products was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of the future contract benefits liability related to these products.

How We Addressed the Matter in Our Audit
We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the future contract benefits liability estimation processes, including, among others, controls related to the review and approval processes that management has in place for the assumptions used in estimating the benefit ratio related to the future contract benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions.
We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience and management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of benefit ratio cash flows related to the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

Market Risk Benefits
Description of the Matter	The Company’s market risk benefits (“MRBs”) assets and liabilities totaled $3.9 billion and $1.7 billion, as of December 31, 2023, respectively, a portion of which relates to MRBs associated with variable and fixed annuity contracts issued through separate accounts that may include guaranteed living benefit and guaranteed death benefit features. The Company’s ceded MRB assets and ceded MRB liabilities totaled $1.1 billion and $0.3 billion, as of December 31, 2023, respectively. As described in Notes 1 (see section on MRBs), 3, 10 and 15 to the consolidated financial statements, there is a significant amount of estimation uncertainty inherent in measuring the fair value of the MRBs because of the sensitivity of certain assumptions underlying the estimate, including equity market return, volatility, policyholder lapse and benefit utilization. Management’s assumptions are adjusted over time for emerging experience and expected changes in trends, resulting in changes to the estimated fair value of the MRBs.

Auditing the valuation of the MRBs was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used to estimate the fair value of MRBs.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the MRBs estimation process, including, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in measuring the fair value of the MRBs. This included testing controls related to management’s evaluation of current and future capital market performance and the need to update actuarial lapse and benefit utilization assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of the MRBs for a sample of contracts which we compared to the fair value model used by management.

Accounting for Reinsurance of Universal Life Insurance Products with Secondary Guarantees, MoneyGuard® and Fixed Annuities Blocks of Business
Description of the Matter	As discussed in Note 8 to the consolidated financial statements, in May 2023, the Company entered into a reinsurance agreement with Fortitude Reinsurance Company Ltd. (“Fortitude Re”) to cede in-force universal life insurance products with secondary guarantees (“ULSG”) and fixed annuities blocks of business to Fortitude Re with an effective date of October 1, 2023. A portion of the reinsurance agreement is accounted for using deposit accounting representing $4.2 billion of deposit assets as of December 31, 2023, with the remainder accounted for as reinsurance representing a $10.5 billion asset included in reinsurance recoverables and a $2.7 billion deferred loss included in other assets as of December 31, 2023. In conjunction with the Fortitude Re transaction, the Company entered into a reinsurance agreement with Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”) to cede certain blocks of in-force MoneyGuard® blocks of business to LNBAR with an effective date of October 1, 2023. The reinsurance agreement with LNBAR is accounted for using reinsurance accounting representing a $13.2 billion asset included in reinsurance recoverables and a $4.2 billion deferred gain included in other liabilities as of December 31, 2023.

Auditing the reinsurance agreements was complex due to the multiple elements of the agreements, including the evaluation of deposit accounting versus reinsurance accounting for each line of business and determination of the reinsurance recoverables, deferred gain and loss, and deposit assets.

How We Addressed the Matter in Our Audit
We obtained an understanding, evaluated the design, and tested the operating effectiveness of the controls over the accounting for the reinsurance agreements including, among others, controls related to the application of deposit or reinsurance accounting, the determination of the reinsurance recoverables, deferred gain and loss, and deposit assets.

We involved actuarial specialists to assist with our audit procedures which included, among others, assessing and confirming the terms of the agreements with Fortitude Re and LNBAR, evaluating management’s risk transfer conclusion, testing the fair value of the consideration transferred, testing the calculation of the deferred gain and loss, and reconciling the deposit assets and reinsurance recoverables to the recorded reserves based on the terms of the reinsurance agreements.

/s/ Ernst & Young LLP
We have served as the Company’s auditor since 1966.
Philadelphia, Pennsylvania
March 15, 2024

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except share data)

	As of December 31,
	2023	2022
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2023 - $88,231; 2022 - $110,944; allowance for credit losses: 2023 - $19; 2022 - $21)	$82,300	$99,465
Trading securities	2,321	3,446
Equity securities	306	427
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2023 - $288; 2022 - $487)	18,873	18,211
Policy loans	2,463	2,345
Derivative investments	6,305	3,519
Other investments	4,757	3,577
Total investments	117,325	130,990
Cash and invested cash	3,193	2,499
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,418	12,263
Reinsurance recoverables, net of allowance for credit losses	45,110	21,804
Deposit assets, net of allowance for credit losses	21,056	11,628
Market risk benefit assets	3,894	2,807
Accrued investment income	982	1,234
Goodwill	1,144	1,144
Other assets	10,597	7,677
Separate account assets	158,257	143,536
Total assets	$373,976	$335,582

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder account balances	$120,316	$113,972
Future contract benefits	40,174	38,302
Funds withheld reinsurance liabilities	13,628	8,255
Market risk benefit liabilities	1,716	2,078
Deferred front-end loads	5,923	5,115
Payables for collateral on investments	7,982	6,638
Short-term debt	840	562
Long-term debt	2,195	2,269
Other liabilities	12,438	6,251
Separate account liabilities	158,257	143,536
Total liabilities	363,469	326,978

Contingencies and Commitments (See Note 18)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	12,961	12,903
Retained earnings	(869)	1,414
Accumulated other comprehensive income (loss)	(1,585)	(5,713)
Total stockholder’s equity	10,507	8,604
Total liabilities and stockholder’s equity	$373,976	$335,582

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in millions)

	For the Years Ended December 31,
	2023	2022	2021
Revenues
Insurance premiums	$3,416	$5,841	$5,359
Fee income	5,168	5,366	5,766
Net investment income	5,712	5,274	5,839
Realized gain (loss)	(4,934)	418	859
Amortization of deferred gain (loss) on business sold through reinsurance	48	37	32
Other revenues	649	621	657
Total revenues	10,059	17,557	18,512
Expenses
Benefits	5,028	8,203	8,027
Interest credited	3,202	2,860	2,912
Market risk benefit (gain) loss	(1,135)	296	(1,554)
Policyholder liability remeasurement (gain) loss	(167)	2,445	(119)
Commissions and other expenses	5,249	4,927	5,011
Interest and debt expense	190	137	114
Spark program expense	153	167	87
Impairment of intangibles	–	634	–
Total expenses	12,520	19,669	14,478
Income (loss) before taxes	(2,461)	(2,112)	4,034
Federal income tax expense (benefit)	(673)	(437)	737
Net income (loss)	(1,788)	(1,675)	3,297
Other comprehensive income (loss), net of tax:
Unrealized investment gain (loss)	4,942	(17,639)	(3,233)
Market risk benefit non-performance risk gain (loss)	(670)	(211)	(923)
Policyholder liability discount rate remeasurement gain (loss)	(145)	1,891	560
Funded status of employee benefit plans	1	(4)	3
Total other comprehensive income (loss), net of tax	4,128	(15,963)	(3,593)
Comprehensive income (loss)	$2,340	$(17,638)	$(296)

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in millions)

	For the Years Ended December 31,
	2023	2022	2021
Common Stock
Balance as of beginning-of-year	$12,903	$11,950	$11,853
Capital contribution from Lincoln National Corporation	5	925	65
Stock compensation/issued for benefit plans	53	28	32
Balance as of end-of-year	12,961	12,903	11,950

Retained Earnings
Balance as of beginning-of-year	1,414	3,734	4,167
Cumulative effect from adoption of new accounting standards	–	–	(1,820)
Net income (loss)	(1,788)	(1,675)	3,297
Dividends paid to Lincoln National Corporation	(495)	(645)	(1,910)
Balance as of end-of-year	(869)	1,414	3,734

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	(5,713)	10,250	9,021
Cumulative effect from adoption of new accounting standards	–	–	4,822
Other comprehensive income (loss), net of tax	4,128	(15,963)	(3,593)
Balance as of end-of-year	(1,585)	(5,713)	10,250
Total stockholder’s equity as of end-of-year	$10,507	$8,604	$25,934

See accompanying Notes to Consolidated Financial Statements

Table of Contents
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)

	For the Years Ended December 31,
	2023	2022	2021
Cash Flows from Operating Activities
Net income (loss)	$(1,788)	$(1,675)	$3,297
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	4,934	(418)	(859)
Market risk benefit (gain) loss	(1,135)	296	(1,554)
Sales and maturities (purchases) of trading securities, net	1,302	301	(87)
Amortization of deferred gain (loss) on business sold through reinsurance	(48)	(37)	(32)
Impairment of intangibles	–	634	–
Net operating cash payments related to closing Fortitude Re reinsurance transaction	(1,457)	–	–
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads	642	495	496
Accrued investment income	34	(41)	8
Insurance liabilities and reinsurance-related balances	(2,499)	652	(893)
Accrued expenses	223	(101)	377
Federal income tax accruals	(563)	(376)	708
Cash management agreement	(733)	3,730	(1,286)
Other	324	406	(351)
Net cash provided by (used in) operating activities	(764)	3,866	(176)
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(10,713)	(14,768)	(16,856)
Sales of available-for-sale securities and equity securities	3,606	2,347	2,341
Maturities of available-for-sale securities	5,597	5,487	9,417
Purchases of alternative investments	(614)	(631)	(754)
Sales and repayments of alternative investments	111	441	377
Issuance of mortgage loans on real estate	(1,943)	(2,507)	(3,057)
Repayment and maturities of mortgage loans on real estate	1,266	2,247	1,873
Repayment (issuance) of policy loans, net	(120)	4	61
Net change in collateral on investments, certain derivatives and related settlements	(333)	(4,653)	3,095
Other	(352)	(40)	(253)
Net cash provided by (used in) investing activities	(3,495)	(12,073)	(3,756)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	5	925	65
Payment of long-term debt, including current maturities	–	(40)	(60)
Issuance (payment) of short-term debt	228	(522)	587
Payment related to sale-leaseback transactions	(79)	(70)	(59)
Proceeds from certain financing arrangements	86	186	159
Payment related to certain financing arrangements	(49)	–	–
Net financing cash proceeds related to closing Fortitude Re reinsurance transaction	133	–	–
Deposits of fixed account balances	16,388	16,186	13,409
Withdrawals of fixed account balances	(10,633)	(7,641)	(7,142)
Transfers from (to) separate accounts, net	(624)	19	(175)
Common stock issued for benefit plans	(7)	(21)	(13)
Dividends paid to Lincoln National Corporation	(495)	(645)	(1,910)
Other	–	(2)	(60)
Net cash provided by (used in) financing activities	4,953	8,375	4,801
Net increase (decrease) in cash, invested cash and restricted cash	694	168	869
Cash, invested cash and restricted cash as of beginning-of-year	2,499	2,331	1,462
Cash, invested cash and restricted cash as of end-of-year	$3,193	$2,499	$2,331
See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. Through our business segments, we sell a wide range of wealth accumulation, wealth protection, group protection and retirement income products and solutions. These products primarily include variable annuities, fixed annuities (including indexed), registered index-linked annuities (“RILA”), universal life insurance (“UL”), variable universal life insurance (“VUL”), linked-benefit UL and VUL, indexed universal life insurance (“IUL”), term life insurance, group life, disability and dental and employer-sponsored retirement plans and services. For more information on our segments and the products and solutions we provide, see Note 20.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior year’s Consolidated Balance Sheet have been reclassified to conform to the presentation adopted in the current year.

On January 1, 2023, we adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments (“ASU 2018-12”) with a transition date of January 1, 2021. ASU 2018-12 updated accounting and reporting requirements for long-duration contracts and certain investment contracts issued by insurance entities. We adopted ASU 2018-12 under the modified retrospective approach, except for market risk benefits (“MRBs”), which applied the full retrospective approach. Our consolidated financial statements are presented under the new guidance for reporting periods beginning January 1, 2021.

We present disaggregated disclosures in the Notes below for long-duration insurance balances, applying the level of aggregation by reportable segment as follows:

Reportable Segment	Level of Aggregation
Annuities	Variable Annuities
Fixed Annuities
Payout Annuities
Life Insurance	Traditional Life
UL and Other
Group Protection	Group Protection
Retirement Plan Services	Retirement Plan Services

The variable annuities level of aggregation includes RILA products, which are indexed variable annuities. The fixed annuities level of aggregation represents deferred fixed annuities. We have excluded amounts reported in Other Operations from our disaggregated disclosures that are attributable to the indemnity reinsurance agreements with Protective Life Insurance Company (“Protective”) and Swiss Re Life & Health America, Inc (“Swiss Re”) as these contracts are fully reinsured, run-off institutional pension business in the form of group annuity and the results of certain disability income business and not reflected in the results of the reportable segments listed above.

Sale of Wealth Management Business

On December 14, 2023, our parent company LNC announced that it had entered into a Stock Purchase Agreement with Osaic Holdings, Inc., a Delaware corporation (“Osaic”), pursuant to which Osaic agreed to acquire all of the ownership interests in the subsidiaries of LNC that comprise its wealth management business, including our subsidiary Lincoln Financial Advisors Corporation. We anticipate the transaction will close in the first half of 2024, subject to receipt of required regulatory approvals and satisfying other customary closing conditions.

As of December 31, 2023, we had assets of $120 million and liabilities of $77 million classified as held-for-sale and reported within other assets and other liabilities, respectively, on our Consolidated Balance Sheets. The assets are reported primarily within Other Operations in Note 20.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary. We use the equity method of accounting to recognize all of our investments in limited partnerships (“LPs”). All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in the consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, goodwill and other intangibles, MRBs, future contract benefits, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in the consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

•Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;
•Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”).

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).
•State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
•Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•The estimated range and average period until recovery;
•The estimated range and average holding period to maturity;
•Remaining payment terms of the security;
•Current delinquencies and nonperforming assets of underlying collateral;
•Expected future default rates;
•Collateral value by vintage, geographic region, industry concentration or property type;
•Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For debt securities where impairment has been recognized, the difference between the new amortized cost basis and the cash flows expected to be collected are accreted as interest income and recognized in net investment income on the Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

•The current economic environment and market conditions;
•Our business strategy and current business plans;
•The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of annuity contracts and life insurance policies;
•The capital risk limits approved by management; and
•Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•Historical and implied volatility of the security;
•The extent to which the fair value has been less than amortized cost;
•Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•Failure, if any, of the issuer of the security to make scheduled payments; and

•Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off through net investment income on the Consolidated Statements of Comprehensive Income (Loss) when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•Fundamentals of the industry in which the issuer operates;
•Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
•Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•Expectations regarding defaults and recovery rates;
•Changes to the rating of the security by a rating agency; and
•Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•Susceptibility to fair value fluctuations for changes in the interest rate environment;
•Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance and coinsurance with funds withheld reinsurance agreements. Investment results for the portfolios that support modified coinsurance and coinsurance with funds withheld reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements. Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain mortgage loans associated with modified coinsurance agreements at fair value where the fair value option has been elected. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on the Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses. Accrued interest on mortgage loans is written-off when deemed uncollectible.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to policyholders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk by entering into derivative transactions. Our derivative instruments are recognized as either assets or liabilities on the Consolidated Balance Sheets at estimated fair value. We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty. We categorize derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments that are recorded with the associated host contract. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Consolidated Balance Sheets. The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of alternative investments, cash collateral receivables related to our derivative instruments, Federal Home Loan Bank (“FHLB”) common stock and short-term investments.

Alternative investments consist primarily of investments in LPs. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

In uncleared derivative transactions, we and the counterparty enter into a credit support annex requiring either party to post collateral, which may be in the form of cash, equal to the net derivative exposure. Cash collateral we have posted to a counterparty is recorded within other investments. Cash collateral a counterparty has posted is recorded within payables for collateral on investments. We also have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program. For more information on our collateralized financing arrangements, see “Payables for Collateral on Investments” below.

Short-term investments consist of securities with original maturities of one year or less, but greater than three months. Securities included in short-term investments are carried at fair value, with valuation methods and inputs consistent with those applied to fixed maturity AFS securities.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of annuities, UL, VUL, traditional life insurance, group life and disability insurance and other investment contracts have been deferred (i.e., deferred acquisition costs or “DAC”). Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, a portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees. Value of business acquired (“VOBA”) is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered deferred sales inducements (“DSI”) and reported in deferred acquisition costs, value of business acquired and deferred sales inducements on the

Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred and reported as deferred front-end loads (“DFEL”) on the Consolidated Balance Sheets.

DAC, VOBA, DSI and DFEL amortization is reported within the following financial statement line items on the Consolidated Statements of Comprehensive Income (Loss):

•DAC and VOBA – commissions and other expenses
•DSI – interest credited
•DFEL – fee income

DAC, VOBA, DSI and DFEL are amortized on a constant level basis relative to the insurance in force over the expected term of the related contracts using the groupings and actuarial assumptions that are consistent with those used for calculating the related policyholder liability balances. Actuarial assumptions include, but are not limited to, mortality, morbidity and certain policyholder behaviors such as persistency, which are adjusted for emerging experience and expected trends of the related long-duration insurance contracts and certain investment contracts by each reportable segment. During the third quarter of each year, we conduct our comprehensive review and update these actuarial assumptions. We may update our actuarial assumptions in other quarters as we become aware of information that warrants updating outside of our comprehensive review. These resulting changes are applied prospectively.

The following provides a summary of our DAC, VOBA, DSI and DFEL amortization basis and expected amortization period by reportable segment:

Reportable Segment	Amortization Basis	Expected Amortization Period
Annuities	Total deposits paid to date on policies in force	Between 30 to 40 years
Life Insurance	Policy count of policies in force	On average 60 years
Group Protection	Group certificate contracts in force	4 years
Retirement Plan Services	Lives in force	Between 40 to 50 years

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition cost such that net acquisition costs are capitalized and charged to commissions and other expenses.

Reinsurance

We and LLANY enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity. When we apply reinsurance accounting, insurance premiums, benefits and DAC and VOBA amortization are reported net of reinsurance ceded, as applicable, on the Consolidated Statements of Comprehensive Income (Loss). Amounts currently recoverable, such as ceded reserves, other than ceded MRBs, are reported in reinsurance recoverables, and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Consolidated Balance Sheets.
In a modified coinsurance or coinsurance with funds withheld reinsurance structured agreement, the investments that would have been sent to the reinsurer as premiums are withheld by us and remain on our Consolidated Balance Sheets, with the existing accounting maintained. A corresponding liability is recognized on our Consolidated Balance Sheets within funds withheld reinsurance liabilities representing our obligation to pay the reinsurer. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements. The changes in the embedded derivative liabilities are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in deposit assets, net of allowance for credit losses and other liabilities, respectively, on the Consolidated Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

Reinsurance recoverables are measured and recognized consistent with the liabilities related to the underlying contracts. The interest assumption used for discounting reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is the upper-medium grade fixed income instrument (“single-A”) interest rate locked-in at the reinsurance contract issuance date. We remeasure reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts with the current single-A interest rate as of the end of each reporting period. Ceded MRBs are accounted for separately from reinsurance recoverables. See “MRBs” below for additional information.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets held by our subsidiaries, other than ceded MRB assets. As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets, other than ceded MRB assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Where applicable, gains or losses recognized on reinsurance transactions are deferred and amortized into net income (loss) using an amortization basis reflective of the characteristics of the underlying ceded business. Our deferred gains and losses on reinsurance of our interest-sensitive life insurance products are recognized over the projected life of the policies, based on projected profitability or projected reserve development for blocks with negative profitability. Our deferred gains and losses on reinsurance of our annuity products are recognized over the period in which the majority of account balances is expected to run off. Deferred gains and losses are reported within other liabilities and other assets, respectively, on the Consolidated Balance Sheets.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of deferred loss on business sold through reinsurance, certain reinsurance assets, property and equipment, balances associated with corporate-owned and bank-owned life insurance, premiums and fees receivable, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, current and deferred taxes, specifically identifiable intangible assets, funds withheld reinsurance assets, ceded MRB liabilities, operating lease right-of-use (“ROU”) assets, finance lease assets and other receivables and prepaid expenses. Other liabilities consist primarily of deferred gain on business sold through reinsurance, ceded MRB assets, pension and other employee benefit liabilities, certain financing arrangements, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, derivative instrument liabilities, other policyholder liabilities, certain reinsurance payables, long-term operating lease liabilities, finance lease liabilities and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”). The carrying values of VOCRA and VODA are amortized using a straight-line basis over their weighted average life of 20 years and 13 years, respectively. See Note 9 for more information regarding specifically identifiable intangible assets.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. Certain assets on the Consolidated Balance Sheets are related to finance leases and certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We lease office space and certain equipment under various long-term lease agreements. We determine if an arrangement is a lease at inception. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments. The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs. Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options. Our lease agreements may contain both lease and non-lease components, which are accounted for separately. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Consolidated Balance Sheets based on the fair value of the underlying investments. The underlying investments consist primarily of mutual funds, fixed maturity AFS securities, short-term investments and cash. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the policyholders; therefore, they are not reflected on the Consolidated Statements of Comprehensive Income (Loss), and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges (collectively referred to as “policyholder assessments”) are assessed against the accounts and included within fee income on the Consolidated Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the policyholder.

Policyholder Account Balances

Policyholder account balances include the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability for policyholder account balances includes UL and VUL and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, policyholder assessments, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and update assumptions as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update.

Future Contract Benefits

Future contract benefits represent liability reserves, including liability for future policy benefits (“LFPB”), liability for future claims reserves and additional liability for other insurance benefits that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.

The LFPB associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is measured using a net premium ratio approach. This approach accrues expected benefits and claims in proportion to the premium revenue recognized. For life-contingent payout annuity contracts with limited premium payments, as premium collection is not the completion of the earnings process, gross premiums in excess of net premiums are deferred. This excess of gross premiums received over the related net premiums is referred to as the deferred profit liability (“DPL”). The DPL is included in the LFPB, and profits are recognized over the life of the contracts.

In measuring our LFPB, we establish cohorts, which are groupings of long-duration contracts. Factors that we consider in determining cohorts include, but are not limited to, our contract classification and issue year requirements, product risk characteristics, assumptions and modeling level used in the valuation systems. The net premium ratio is capped at 100% at the individual cohort level. Expected benefits and claims in excess of premium revenue recognized are expensed immediately.

We use actuarial assumptions to best estimate future premium and benefit cash flows (“cash flow assumptions”) as well as the actual historical cash flows received and paid to derive a net premium ratio in measuring the LFPB. These actuarial assumptions include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions (excluding the claims settlement expense assumption that is locked in at inception) in the calculation of the net premium ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the net premium ratio for actual experience. The remeasurement of LFPB for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For all contract cohorts issued after January 1, 2021, interest is accrued on LFPB at the single-A interest rate on the contract cohort inception date. For contract cohorts issued prior to January 1, 2021, interest remains accruing at the original discount rate in effect on the contract cohort inception date due to the modified retrospective transition method. We also remeasure the LFPB using the single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We evaluate the liability for future claims on our long-term life and disability group products. Given the term and renewal features of our product and funding nature of the associated premiums, we have determined that the liability value is generally zero for policies that are not on claim. Therefore, the liability for future claims represents future payments on claims for which a disability event has occurred as of the valuation date. In measuring the liability for future claims, we establish cohorts similar to the process described above and use actuarial assumptions primarily based on claim termination rates, offsets for other insurance including social security and long-term disability incidence and severity assumptions. Cash flow assumptions are subject to the comprehensive review process discussed above. On a quarterly basis, the liability for future claims is updated for actual claims experience. The remeasurement of the liability for future claims for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). We remeasure the liability for future claims using a single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We use the single-A interest rate curve to discount cash flows used to calculate the LFPB and the liability for future claims. This curve is developed using the upper-medium grade (low credit risk) fixed-income instrument yields that are intended to reflect the duration characteristics of the applicable insurance liabilities.

We issue UL contracts with separate accounts that may include various types of guaranteed benefits that are not accounted for as MRBs or embedded derivatives. These guaranteed benefits require an additional liability that is calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. Cash flow assumptions incorporated in a benefit ratio in measuring these additional liabilities for other insurance benefits include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions in the calculation of the benefit ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the benefit ratio for actual experience. The remeasurement of additional liability for both assumptions and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). As future cash flow assumption and experience updates result in changes in expected benefit payments or assessments, the benefit ratio is recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above.

Premium deficiency testing is performed for interest-sensitive life products periodically using best estimate assumptions as of the testing date to test the adequacy and appropriateness of the established net reserve (i.e., GAAP reserves net of any DSI or VOBA assets). The premium deficiency test is also performed using a discount rate based on the average crediting rate. A premium deficiency exists when the net reserve plus the present value of expected future gross premiums are determined to be insufficient to cover expected future benefits and non-level expenses.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2023, 2022 and 2021, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $41 million, $49 million and $48 million for the years ended December 31, 2023, 2022 and 2021, respectively.

MRBs

MRBs are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs do not include the death benefit component of a life insurance contract (i.e., the difference between the account balance and the death benefit amount). All long-duration insurance contracts and certain investment contracts are subject to MRB evaluation. An MRB can be in either an asset or a liability position. Our MRB assets and MRB liabilities are reported at fair value separately on the Consolidated Balance Sheets.

We issue variable and fixed annuity contracts that may include various types of guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders that we have classified as MRBs. For contracts that contain multiple features that qualify as MRBs, the MRBs are valued on a combined basis using an integrated model. We have entered into reinsurance agreements to cede certain GLB and GDB riders where the reinsurance agreements themselves are accounted for as MRBs or contain MRBs. We therefore record ceded MRB assets and ceded MRB liabilities associated with these reinsurance agreements. Ceded MRB liabilities are included in other assets and ceded MRB assets are included in other liabilities on the Consolidated Balance Sheets.

MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our non-performance risk. Ceded MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our counterparties’ non-performance risk. The scenario assumptions, at each valuation date, are those we view to be appropriate for a hypothetical market participant and include assumptions for capital markets, policyholder behavior (e.g., policy lapse, rider utilization, etc.) mortality, risk margin and administrative expenses. These assumptions are based on a combination of historical data and actuarial judgments. During the third quarter of each year, we conduct our comprehensive review of the actuarial assumptions and projection models used in estimating these MRBs and update these assumptions on a prospective basis as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update. The assumptions for our own non-performance risk and our counterparties’ non-performance risk for MRBs and ceded MRBs, respectively, are determined at each valuation date and reflect our and our counterparties’ risks of not fulfilling the obligations of the underlying liability. The spread for the non-performance risk is added to the discount rates used in determining the fair value from the net cash flows. For information on fair value inputs, see Note 15.

Short-Term and Long-Term Debt

Short-term debt has contractual or expected maturities of one year or less. Long-term debt has contractual or expected maturities greater than one year.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received. This liability is included within payables for collateral on investments on the Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on the Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on the Consolidated Statements of Cash Flows.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against policyholder account balances. Investment products consist primarily of individual and group variable and fixed annuities. Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the policyholder in accordance with contractual terms. For investment and interest-sensitive life insurance contracts, the amounts collected from policyholders are considered deposits and are not included in revenue.

Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Fee income related to 12b-1 fees and net investment advisory fees, reported primarily within our Annuities segment, was $715 million, $743 million and $848 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, payout annuities with life contingencies and traditional life insurance. These insurance premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on the Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of mortgage loans on real estate accounted for under the fair value option, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance-related embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is reported net of allocations of investment gains and losses to certain policyholders, certain funds withheld on reinsurance arrangements and certain modified coinsurance arrangements for which we have a contractual obligation to cede realized gains and losses to the reinsurer.

MRB Gain (Loss)

MRB gain (loss) includes the change in fair value of MRB and ceded MRB assets and liabilities. Changes in the fair value of MRB assets and liabilities are recognized in net income (loss), except for the portion attributable to the change in non-performance risk that is recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities, including the changes in our counterparties’ non-performance risks, are recognized in net income (loss).

Other Revenues

Other revenues consist primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account balances, and proceeds from reinsurance recaptures. The broker-dealer services primarily relate to our retail sales network and consist of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income. Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account balances. Other revenues attributable to broker-dealer services and advisory fee income, reported primarily within our Annuities segment, were $461 million, $468 million and $497 million for the years ended December 31, 2023, 2022 and 2021, respectively. Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements, and were $210 million, $203 million and $180 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Interest Credited

We credit interest to our policyholder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for annuity products with guaranteed death and living benefits, certain annuities with life contingencies and life insurance products with secondary guarantee benefits. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Policyholder Liability Remeasurement Gain (Loss)

Policyholder liability remeasurement gain (loss) recognized in net income (loss) includes remeasurement gains and losses resulting from updates in cash flow assumptions and actual variance from expected experience used in the net premium ratio or benefit ratio calculation for future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance, liabilities for future claims associated with our group products, and additional liabilities for other insurance benefits on certain guaranteed benefits associated with our UL products.

Policyholder liability remeasurement gain (loss) recognized in OCI includes any changes resulting from the discount rate remeasurement of future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance and liabilities for future claims associated with our group products as of each reporting period.

Spark Program Expense

Spark program expense consists primarily of costs related to our Spark Initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity. We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on the Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and debt issuance costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

We use the individual security approach for releasing income tax effects from AOCI.

2.  New Accounting Standards

The following table provides a description of our adoption of new ASUs issued by the FASB and the impact of the adoption on the consolidated financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2020-04, Reference Rate Reform (Topic 848) and related amendments	The amendments in this update provide optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. The amendments provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions impacted by reference rate reform. If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform. Additionally, changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain requirements are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2024, with certain exceptions. The amendments are effective for contract modifications made between March 12, 2020, and December 31, 2024.	March 12, 2020 through December 31, 2024	This standard may be elected and applied prospectively. We utilized certain practical expedients under this guidance for contract modifications and to maintain hedge accounting for certain derivatives from the effective date through December 31, 2023. This ASU has not had a material impact to our consolidated financial condition and results of operations to date, and we do not expect future material impacts through the close of the ASU effective date on December 31, 2024.
ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments	See Note 3 for information about ASU 2018-12.	January 1, 2023
We adopted this ASU effective January 1, 2023, with a transition date of January 1, 2021, using a modified retrospective approach, except for MRBs for which we applied a full retrospective transition approach. See Note 3 for transition disclosures related to the adoption of this ASU.

3. Adoption of ASU 2018-12

On January 1, 2023, we adopted ASU 2018-12 with a transition date of January 1, 2021. ASU 2018-12 updated accounting and reporting requirements for long-duration contracts and certain investment contracts issued by insurance entities. We adopted ASU 2018-12 under the modified retrospective approach, except for MRBs, which applied the full retrospective approach. Our consolidated financial statements are presented under the new guidance for reporting periods beginning January 1, 2021.

Under ASU 2018-12, we include actual historical cash flows along with best estimate future cash flows to derive the net premium ratio when calculating the LFPB associated with our traditional and limited-payment long-duration contracts. We review and update, if necessary, assumptions used to measure future cash flows included in the net premium ratio at least annually. Historical cash flows included in the net premium ratio are updated for actual experience quarterly and as assumptions are updated. Changes in the measurement of our LFPB result from updates to cash flow assumptions and actual experience, which impacts are reported within policyholder remeasurement gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). We use an upper-medium grade (low credit risk) fixed-income instrument yield (single-A) discount rate when calculating the LFPB. This discount rate is updated quarterly at each reporting date with the impact recognized in OCI. ASU 2018-12 also eliminated loss recognition testing, premium deficiency testing and the provision for adverse deviation for LFPB.

ASU 2018-12 introduced the category of MRBs, which are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs are required to be measured at fair value, with periodic changes in fair value reported within MRB gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), except for periodic changes to instrument-specific credit risk related to direct policies, which are recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities are also reported within MRB gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

ASU 2018-12 simplified the amortization model for DAC and DAC-like intangible balances, including VOBA, DSI and DFEL. Historically these balances were amortized in proportion to premium or over expected gross profits. They are now amortized on a constant-level basis over the expected term of the contract. Loss recognition testing and impairment testing are no longer applicable for DAC.

ASU 2018-12 requires disaggregated rollforwards of the beginning of year to the end of the reporting period balances. We also disclose information about inputs, judgments, assumptions, methods, changes during the period and the effect of these changes on the measurement of applicable balances. In determining the appropriate level of aggregation, we considered our reportable segments, nature and risk characteristics of our products and level of aggregation we used in disclosures presented outside the financial statements.

The following table presents the cumulative effect adjustments (in millions), after-tax and shown as increase (decrease), to the components of stockholder’s equity due to the adoption of ASU 2018-12 as of January 1, 2021, by primary accounting topic:

			Total Stockholder’s Equity
	Retained Earnings	AOCI

Shadow impacts:
DAC, VOBA, DSI and DFEL	$–	$2,271	$2,271
Additional liabilities for other
insurance benefits	–	1,197	1,197
LFPB and other (1)	(121)	(1,520)	(1,641)
MRBs (2)	(1,699)	2,874	1,175
Total	$(1,820)	$4,822	$3,002

(1) Includes impacts to reserves and ceded reserves reported within future contract benefits and reinsurance recoverables, respectively, on the Consolidated Balance Sheets, excluding shadow impacts on additional liabilities for other insurance benefits.
(2) Includes impacts related to MRB assets and MRB liabilities reported on the Consolidated Balance Sheets and ceded MRBs reported within other assets on the Consolidated Balance Sheets.

The following table summarizes the effect of the adoption of ASU 2018-12 as of January 1, 2021, (in millions) on the Consolidated Balance Sheets:

	Retained Earnings	AOCI	Total Stockholder’s Equity

DAC, VOBA and DSI	$–	$6,079	$6,079
Reinsurance recoverables	607	2,556	3,163
Other assets (1)	5,795	–	5,795
Future contract benefits	(760)	(2,966)	(3,726)
MRBs, net	(7,956)	3,656	(4,300)
DFEL	–	(3,190)	(3,190)
Other liabilities (2)	494	(1,313)	(819)
Total	$(1,820)	$4,822	$3,002

(1) Consists primarily of ceded MRB adjustments.
(2) Consists of state and federal tax adjustments.

The following table summarizes the changes in DAC, VOBA and DSI, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Consolidated Balance Sheets:

	Balance Pre-Adoption December 31, 2020	Impact from Removal of Shadow Balances from AOCI	Balance Post-Adoption January 1, 2021

DAC
Variable Annuities	$3,675	$52	$3,727
Fixed Annuities	264	215	479
Traditional Life	1,041	–	1,041
UL and Other	297	5,031	5,328
Group Protection	187	–	187
Retirement Plan Services	126	112	238
Total DAC	5,590	5,410	11,000

VOBA
Fixed Annuities	–	23	23
Traditional Life	67	–	67
UL and Other	167	630	797
Total VOBA	234	653	887

DSI (1)
Variable Annuities	194	2	196
Fixed Annuities	17	13	30
UL and Other	35	–	35
Retirement Plan Services	13	1	14
Total DSI	259	16	275
Total DAC, VOBA and DSI	$6,083	$6,079	$12,162

(1) Pre-adoption DSI balance was previously reported in other assets on the Consolidated Balance Sheets.

The following table summarizes the changes in DFEL, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Consolidated Balance Sheets:

	Balance Pre-Adoption December 31, 2020	Impact from Removal of Shadow Balances from AOCI	Balance Post-Adoption January 1, 2021

DFEL (1)
Variable Annuities	$319	$5	$324
UL and Other	77	3,185	3,262
Total DFEL	$396	$3,190	$3,586

(1) Pre-adoption DFEL balance was previously reported in other contract holder funds on the Consolidated Balance Sheets.

The following table summarizes the changes in future contract benefits, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Consolidated Balance Sheets:

	Balance Pre-Adoption December 31, 2020 (1)	Impact from Removal of Shadow Balances from AOCI	Single-A Discount Rate Measurement in AOCI	Cumulative Effect to Retained Earnings	Balance Post-Adoption January 1, 2021

LFPB
Payout Annuities	$2,313	$(105)	$415	$44	$2,667
Traditional Life	3,062	–	852	(2)	3,912
Liability for Future Claims
Group Protection	5,422	–	517	–	5,939
Additional Liabilities for Other
Insurance Benefits
UL and Other	13,687	(1,515)	–	92	12,264
Other Operations (2)	10,309	(80)	2,882	626	13,737
Other (3)	3,525	–	–	–	3,525
Total future contract benefits	$38,318	$(1,700)	$4,666	$760	$42,044

(1) Balance pre-adoption excludes features that meet the definition of an MRB upon transition, including features that were previously accounted for as an additional liability. Also, balance pre-adoption reflects certain reclassifications of non-life contingent account balances from future contract benefits to policyholder account balances within the Consolidated Balance Sheets.
(2) Represents future contract benefits reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($6.3 billion and $7.4 billion as of December 31, 2020, and January 1, 2021, respectively) and Swiss Re ($1.8 billion and $3.3 billion as of December 31, 2020, and January 1, 2021, respectively). Includes LFPB and additional liabilities balances.
(3) Represents other miscellaneous reserves outside the scope of ASU 2018-12.

The following table summarizes the changes in reinsurance recoverables, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Consolidated Balance Sheets:

	Balance Pre-Adoption December 31, 2020 (1)	Single-A Discount Rate Measurement in AOCI	Cumulative Effect to Retained Earnings	Balance Post-Adoption January 1, 2021

Reinsured LFPB
Payout Annuities	$5	$–	$–	$5
Traditional Life	372	88	–	460
Reinsured Liability for Future
Claims
Group Protection	148	14	–	162
Reinsured Additional Liabilities
for Other Insurance Benefits
UL and Other	922	–	(3)	919
Reinsured Other Operations (2)	14,757	2,454	610	17,821
Reinsured Other (3)	1,346	–	–	1,346
Total reinsurance recoverables	$17,550	$2,556	$607	$20,713

(1) Balance pre-adoption excludes features that meet the definition of a ceded MRB upon transition, including features that were previously accounted for as reinsured additional liabilities.
(2) Represents reinsurance recoverables reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($12.0 billion and $13.2 billion as of December 31, 2020, and January 1, 2021, respectively) and Swiss Re ($1.7 billion and $3.2 billion as of December 31, 2020, and January 1, 2021, respectively). Includes reinsured LFPB and reinsured additional liabilities balances.
(3) Represents other miscellaneous reinsurance recoverables outside the scope of ASU 2018-12.

The following table summarizes the changes in the net liability position of MRBs, pre-tax, (in millions) due to the adoption of ASU 2018-12 and reconciles this balance to the Consolidated Balance Sheets:

	Balance Pre-Adoption December 31, 2020 (1)	Cumulative Effect of Credit Risk to AOCI	Cumulative Effect to Retained Earnings	Balance Post-Adoption January 1, 2021

MRBs, Net
Variable Annuities	$831	$(3,592)	$7,968	$5,207
Fixed Annuities	192	(52)	(22)	118
Retirement Plan Services	11	(12)	10	9
Total MRBs, net	$1,034	$(3,656)	$7,956	$5,334

(1) Balance pre-adoption includes all features that meet the definition of an MRB upon transition, including features that were previously accounted for as additional liabilities or embedded derivatives.

The following table summarizes the changes in the net asset position of ceded MRBs, pre-tax, (in millions) due to the adoption of ASU 2018-12, reported in other assets on the Consolidated Balance Sheets:

	Balance Pre-Adoption December 31, 2020 (1)	Cumulative Effect to Retained Earnings	Balance Post-Adoption January 1, 2021

Ceded MRBs, Net
Variable Annuities	$828	$5,700	$6,528
Retirement Plan Services	1	10	11
Total ceded MRBs, net	$829	$5,710	$6,539

(1) Balance pre-adoption includes all features that meet the definition of a ceded MRB upon transition, including features that were previously accounted for as reinsured additional liabilities or embedded derivatives.

The following summarizes the effect of the adoption of ASU 2018-12 (in millions) on certain financial statement line items within the previously reported Consolidated Balance Sheet:

	As of December 31, 2022
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Deferred acquisition costs, value of business
acquired and deferred sales inducements (2)	$13,873	$(1,610)	$12,263
Reinsurance recoverables, net of allowance for
credit losses (2)	24,450	(2,646)	21,804
Market risk benefit assets	–	2,807	2,807
Other assets (2)	8,831	(1,154)	7,677
Total assets (2)	338,185	(2,603)	335,582
Future contract benefits (2)	41,203	(2,901)	38,302
Market risk benefit liabilities	–	2,078	2,078
Deferred front-end loads (2)	5,765	(650)	5,115
Other liabilities (2)	7,719	(1,468)	6,251
Total liabilities (2)	329,919	(2,941)	326,978
Retained earnings	2,436	(1,022)	1,414
Accumulated other comprehensive income (loss)	(7,073)	1,360	(5,713)
Total stockholder’s equity	$8,266	$338	$8,604

(1) The amounts as previously reported were reported in our Annual Report on Form 10-K for the year ended December 31, 2022, as amended by Amendment No. 1 thereto (“2022 Form 10-K”).
(2) Certain as previously reported amounts have been reclassified to conform to the current presentation.

The following summarizes the effect of the adoption of ASU 2018-12 (in millions) on certain financial statement line items within the previously reported Consolidated Statements of Comprehensive Income (Loss):

	For the Year Ended December 31, 2022			For the Year Ended December 31, 2021
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Fee income	$5,783	$(417)	$5,366	$6,630	$(864)	$5,766
Realized gain (loss)	214	204	418	711	148	859
Total revenues	17,770	(213)	17,557	19,228	(716)	18,512
Benefits	10,801	(2,598)	8,203	8,039	(12)	8,027
Interest credited	2,849	11	2,860	2,911	1	2,912
Market risk benefit (gain) loss	–	296	296	–	(1,554)	(1,554)
Policyholder liability remeasurement (gain) loss	–	2,445	2,445	–	(119)	(119)
Commissions and other expenses	4,799	128	4,927	5,548	(537)	5,011
Total expenses	19,387	282	19,669	16,699	(2,221)	14,478
Income (loss) before taxes	(1,617)	(495)	(2,112)	2,529	1,505	4,034
Federal income tax expense (benefit)	(332)	(105)	(437)	420	317	737
Net income (loss)	(1,285)	(390)	(1,675)	2,109	1,188	3,297
Unrealized investment gain (loss)	(13,613)	(4,026)	(17,639)	(2,480)	(753)	(3,233)
Market risk benefit non-performance risk
gain (loss)	–	(211)	(211)	–	(923)	(923)
Policyholder liability discount rate
remeasurement gain (loss)	–	1,891	1,891	–	560	560
Total other comprehensive income (loss),
net of tax	(13,617)	(2,346)	(15,963)	(2,477)	(1,116)	(3,593)
Comprehensive income (loss)	(14,902)	(2,736)	(17,638)	(368)	72	(296)

(1) The amounts as previously reported were reported in our 2022 Form 10-K.

The following summarizes the effect of the adoption of ASU 2018-12 (in millions) on certain financial statement line items within the previously reported Consolidated Statements of Stockholder’s Equity:

	As of December 31, 2022			As of December 31, 2021
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Retained earnings balance as of
beginning-of-year	$4,366	$(632)	$3,734	$4,167	$–	$4,167
Cumulative effect from adoption of new
accounting standards	–	–	–	–	(1,820)	(1,820)
Net income (loss)	(1,285)	(390)	(1,675)	2,109	1,188	3,297
Retained earnings balance as of end-of-year	2,436	(1,022)	1,414	4,366	(632)	3,734
Accumulated other comprehensive income
(loss) balance as of beginning-of-year	6,544	3,706	10,250	9,021	–	9,021
Cumulative effect from adoption of new
accounting standards	–	–	–	–	4,822	4,822
Other comprehensive income (loss), net of
tax	(13,617)	(2,346)	(15,963)	(2,477)	(1,116)	(3,593)
Accumulated other comprehensive income
(loss) balance as of end-of-year	(7,073)	1,360	(5,713)	6,544	3,706	10,250
Total stockholder’s equity as of end-of-year	$8,266	$338	$8,604	$22,860	$3,074	$25,934

(1) The amounts as previously reported were reported in our 2022 Form 10-K

The following summarizes the effect of the adoption of ASU 2018-12 (in millions) on certain financial statement line items within the previously reported Consolidated Statements of Cash Flows:

	For the Year Ended December 31, 2022
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Net income (loss)	$(1,285)	$(390)	$(1,675)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	(214)	(204)	(418)
Market risk benefit (gain) loss	–	296	296
Change in:
Deferred acquisition costs, value of business acquired, deferred sales
inducements and deferred front-end loads	45	450	495
Insurance liabilities and reinsurance-related balances (2)	727	(75)	652
Accrued expenses	(98)	(3)	(101)
Federal income tax accruals	(271)	(105)	(376)
Other (2)	375	31	406

	For the Year Ended December 31, 2021
	As Previously Reported (1)	Adoption of New Accounting Standard	As Adjusted

Net income (loss)	$2,109	$1,188	$3,297
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	(711)	(148)	(859)
Market risk benefit (gain) loss	–	(1,554)	(1,554)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales
inducements and deferred front-end loads	289	207	496
Insurance liabilities and reinsurance-related balances (2)	(862)	(31)	(893)
Accrued expenses	370	7	377
Federal income tax accruals	391	317	708
Other (2)	(365)	14	(351)

(1) The amounts as previously reported were reported in our 2022 Form 10-K.
(2) Certain as previously reported amounts have been reclassified to conform to the current presentation.

4. Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains and losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2023
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$68,811	$820	$5,757	$8	$63,866
U.S. government bonds	414	7	28	–	393
State and municipal bonds	2,675	97	230	–	2,542
Foreign government bonds	309	15	46	–	278
RMBS	1,719	27	138	6	1,602
CMBS	1,520	5	181	–	1,344
ABS	12,556	62	571	4	12,043
Hybrid and redeemable preferred securities	227	21	15	1	232
Total fixed maturity AFS securities	$88,231	$1,054	$6,966	$19	$82,300

	As of December 31, 2022
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$88,950	$763	$10,538	$9	$79,166
U.S. government bonds	377	5	31	–	351
State and municipal bonds	5,198	170	483	–	4,885
Foreign government bonds	339	17	45	–	311
RMBS	2,025	21	203	7	1,836
CMBS	1,908	3	244	–	1,667
ABS	11,791	37	925	4	10,899
Hybrid and redeemable preferred securities	356	25	30	1	350
Total fixed maturity AFS securities	$110,944	$1,041	$12,499	$21	$99,465

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2023, were as follows:

	Amortized Cost	Fair Value
Due in one year or less	$4,389	$4,354
Due after one year through five years	17,444	16,858
Due after five years through ten years	15,405	14,403
Due after ten years	35,198	31,696
Subtotal	72,436	67,311
Structured securities (RMBS, CMBS, ABS)	15,795	14,989
Total fixed maturity AFS securities	$88,231	$82,300

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2023
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$13,439	$1,744	$33,285	$4,013	$46,724	$5,757
U.S. government bonds	65	6	194	22	259	28
State and municipal bonds	371	72	814	158	1,185	230
Foreign government bonds	108	31	57	15	165	46
RMBS	355	20	840	118	1,195	138
CMBS	583	56	586	125	1,169	181
ABS	1,898	68	7,212	503	9,110	571
Hybrid and redeemable preferred securities	32	2	94	13	126	15
Total fixed maturity AFS securities	$16,851	$1,999	$43,082	$4,967	$59,933	$6,966

Total number of fixed maturity AFS securities in an unrealized loss position						7,167

	As of December 31, 2022
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$57,656	$8,684	$6,867	$1,854	$64,523	$10,538
U.S. government bonds	236	25	27	6	263	31
State and municipal bonds	1,850	414	227	69	2,077	483
Foreign government bonds	122	18	58	27	180	45
RMBS	1,337	160	191	43	1,528	203
CMBS	1,224	156	312	88	1,536	244
ABS	6,712	551	3,325	374	10,037	925
Hybrid and redeemable preferred securities	61	5	98	25	159	30
Total fixed maturity AFS securities	$69,198	$10,013	$11,105	$2,486	$80,303	$12,499

Total number of fixed maturity AFS securities in an unrealized loss position						8,106

(1) As of December 31, 2023 and 2022, we recognized $7 million and $6 million of gross unrealized losses, respectively, in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2023
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$2,480	$916	529
Six months or greater, but less than nine months	321	90	79
Nine months or greater, but less than twelve months	321	106	87
Twelve months or greater	3,485	1,336	704
Total	$6,607	$2,448	1,399

	As of December 31, 2022
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$10,895	$3,514	1,489
Six months or greater, but less than nine months	4,256	2,150	640
Nine months or greater, but less than twelve months	362	243	73
Twelve months or greater	2	–	15
Total	$15,515	$5,907	$2,217

(1) We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities decreased by $5.5 billion for the year ended December 31, 2023, which was driven by declining interest rates during the fourth quarter of 2023 and the transfer of assets as part of the Fortitude Re reinsurance transaction. As discussed further below, we believe the unrealized loss position as of December 31, 2023, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2023, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2023, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to rising interest rates and widening credit spreads since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

Credit ratings express opinions about the credit quality of a security. Securities rated investment grade (those rated BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service (“Moody’s”)) are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2023 and 2022, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2023 and 2022, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $2.7 billion and $3.5 billion, respectively, and a fair value of $2.6 billion and $3.3 billion, respectively. Based upon the analysis discussed above, we believe that as of December 31, 2023 and 2022, we would have recovered the amortized cost of each corporate bond.

As of December 31, 2023, the unrealized losses associated with our MBS and ABS were attributable primarily to rising interest rates and widening credit spreads since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2023, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	For the Year Ended December 31, 2023
	Corporate Bonds	RMBS	Other	Total
Balance as of beginning-of-year	$9	$7	$5	$21
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	24	1	–	25
Additions (reductions) for securities for which credit losses
were previously recognized	(2)	(2)	–	(4)
Reductions for securities disposed	(2)	–	–	(2)
Reductions for securities charged-off	(21)	–	–	(21)
Balance as of end-of-year (2)	$8	$6	$5	$19

	For the Year Ended December 31, 2022
	Corporate Bonds	RMBS	Other	Total
Balance as of beginning-of-year	$17	$1	$1	$19
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	4	3	–	7
Additions (reductions) for securities for which credit losses
were previously recognized	2	3	4	9
Reductions for securities disposed	(2)	–	–	(2)
Reductions for securities charged-off	(12)	–	–	(12)
Balance as of end-of-year (2)	$9	$7	$5	$21

	For the Year Ended December 31, 2021
	Corporate Bonds	RMBS	Other	Total
Balance as of beginning-of-year	$12	$1	$–	$13
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	8	–	1	9
Additions (reductions) for securities for which credit losses
were previously recognized	5	–	–	5
Reductions for securities disposed	(2)	–	–	(2)
Reductions for securities charged-off	(6)	–	–	(6)
Balance as of end-of-year (2)	$17	$1	$1	$19
(1) Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.

(2) As of December 31, 2023, 2022 and 2021, accrued investment income on fixed maturity AFS securities totaled $814 million, $1.1 billion and $944 million, respectively, and was excluded from the estimate of credit losses.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2023	2022
Fixed maturity securities:
Corporate bonds	$1,615	$2,196
State and municipal bonds	21	21
Foreign government bonds	46	49
RMBS	62	99
CMBS	104	137
ABS	455	919
Hybrid and redeemable preferred securities	18	25
Total trading securities	$2,321	$3,446

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2023, 2022 and 2021, was $80 million, $(628) million and $(48) million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2023			As of December 31, 2022
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$17,165	$1,665	$18,830	$16,913	$1,315	$18,228
30 to 59 days past due	61	28	89	19	23	42
60 to 89 days past due	–	9	9	–	6	6
90 or more days past due	–	60	60	–	33	33
Allowance for credit losses	(86)	(28)	(114)	(83)	(15)	(98)
Unamortized premium (discount)	(7)	43	36	(9)	36	27
Mark-to-market gains (losses) (1)	(36)	(1)	(37)	(27)	–	(27)
Total carrying value	$17,097	$1,776	$18,873	$16,813	$1,398	$18,211

(1) Represents the mark-to-market on certain mortgage loans on real estate for which we have elected the fair value option. See Note 15 for additional information.

Our commercial mortgage loan portfolio had the largest concentrations in California, which accounted for 27% and 28% of commercial mortgage loans on real estate as of December 31, 2023 and 2022, respectively, and Texas, which accounted for 9% of commercial mortgage loans on real estate as of December 31, 2023 and 2022.

As of December 31, 2023, our residential mortgage loan portfolio had the largest concentrations in California and New York, which accounted for 14% and 12% of residential mortgage loans on real estate, respectively. As of December 31, 2022, our residential mortgage loan portfolio had the largest concentrations in California and New Jersey, which accounted for 17% and 12% of residential mortgage loans on real estate, respectively.

As of December 31, 2023 and 2022, we had 116 and 73 residential mortgage loans, respectively, that were either delinquent or in foreclosure. As of December 31, 2023 and 2022, we had 82 and 49 residential mortgage loans in foreclosure, respectively, with an aggregate carrying value of $38 million and $21 million, respectively.

We adopted ASU 2022-02, Troubled Debt Restructurings and Vintage Disclosures as of January 1, 2023, and accordingly no longer identify certain debt modifications as troubled debt restructurings. Losses from loan modifications for the year ended December 31, 2023, were less than $1 million and reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

As of December 31, 2023 and 2022, there were three and two specifically identified impaired commercial mortgage loans, respectively, with an aggregate carrying value of $2 million and less than $1 million, respectively.

As of December 31, 2023 and 2022, there were 99 and 37 specifically identified impaired residential mortgage loans, respectively, with an aggregate carrying value of $47 million and $16 million, respectively.

Additional information related to impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Average aggregate carrying value for impaired mortgage loans on real estate	$30	$16	$32
Interest income recognized on impaired mortgage loans on real estate	–	–	–
Interest income collected on impaired mortgage loans on real estate	–	–	–

The amortized cost of mortgage loans on real estate on nonaccrual status (in millions) was as follows:

	As of December 31, 2023		As of December 31, 2022
	Nonaccrual with no Allowance for Credit Losses	Nonaccrual	Nonaccrual with no Allowance for Credit Losses	Nonaccrual
Commercial mortgage loans on real estate	$–	$–	$–	$–
Residential mortgage loans on real estate	–	62	–	34
Total	$–	$62	$–	$34

We use loan-to-value and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate. The amortized cost of commercial mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2023
	Less than 65%	Debt-Service Coverage Ratio	65% to 75%	Debt-Service Coverage Ratio	Greater than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2023	$1,366	1.90	$54	1.38	$–	–	$1,420
2022	1,709	2.07	140	1.54	–	–	1,849
2021	2,317	3.34	61	1.55	–	–	2,378
2020	1,205	3.23	11	1.38	–	–	1,216
2019	2,404	2.39	80	1.56	10	2.33	2,494
2018 and prior	7,770	2.39	78	1.60	14	0.87	7,862
Total	$16,771		$424		$24		$17,219

	As of December 31, 2022
	Less than 65%	Debt-Service Coverage Ratio	65% to 75%	Debt-Service Coverage Ratio	Greater than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2022	$1,769	2.06	$105	1.50	$2	1.45	$1,876
2021	2,335	3.05	72	1.53	–	–	2,407
2020	1,280	2.99	17	1.58	–	–	1,297
2019	2,643	2.17	81	1.50	29	1.58	2,753
2018	2,222	2.17	67	1.62	–	–	2,289
2017 and prior	6,170	2.44	131	1.75	–	–	6,301
Total	$16,419		$473		$31		$16,923

We use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate. The amortized cost of residential mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2023
	Performing	Nonperforming	Total
Origination Year
2023	$515	$2	$517
2022	533	22	555
2021	465	18	483
2020	78	3	81
2019	99	13	112
2018 and prior	53	4	57
Total	$1,743	$62	$1,805

	As of December 31, 2022
	Performing	Nonperforming	Total
Origination Year
2022	$578	$5	$583
2021	527	6	533
2020	90	3	93
2019	119	18	137
2018	65	2	67
2017 and prior	–	–	–
Total	$1,379	$34	$1,413

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Year Ended December 31, 2023
	Commercial	Residential	Total
Balance as of beginning-of-year	$83	$15	$98
Additions (reductions) from provision for credit loss expense (1)	3	13	16
Additions from purchases of PCD mortgage loans on real estate	–	–	–
Balance as of end-of-year (2)	$86	$28	$114

	For the Year Ended December 31, 2022
	Commercial	Residential	Total
Balance as of beginning-of-year	$78	$17	$95
Additions (reductions) from provision for credit loss expense (1)	5	(2)	3
Additions from purchases of PCD mortgage loans on real estate	–	–	–
Balance as of end-of-year (2)	$83	$15	$98

	For the Year Ended December 31, 2021
	Commercial	Residential	Total
Balance as of beginning-of-year	$186	$17	$203
Additions (reductions) from provision for credit loss expense (1)	(108)	–	(108)
Additions from purchases of PCD mortgage loans on real estate	–	–	–
Balance as of end-of-year (2)	$78	$17	$95

(1) We recognized $(1) million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2023. We did not recognize any credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2022. We recognized $3 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2021.
(2) Accrued investment income on mortgage loans on real estate totaled $67 million, $51 million and $48 million as of December 31, 2023, 2022 and 2021, respectively, and was excluded from the estimate of credit losses.

Alternative Investments

As of December 31, 2023 and 2022, alternative investments included investments in 332 and 328 different partnerships, respectively, and represented approximately 3% and 2% of total investments, respectively.

Net Investment Income

The major categories of net investment income (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2023	2022	2021
Fixed maturity AFS securities	$4,961	$4,408	$4,242
Trading securities	158	179	165
Equity securities	13	11	3
Mortgage loans on real estate	752	687	677
Policy loans	102	100	115
Cash and invested cash	118	12	–
Commercial mortgage loan prepayment
and bond make-whole premiums	10	100	195
Alternative investments	244	96	677
Consent fees	3	8	10
Other investments	(38)	75	60
Investment income	6,323	5,676	6,144
Investment expense	(611)	(402)	(305)
Net investment income	$5,712	$5,274	$5,839

Impairments on Fixed Maturity AFS Securities

Details underlying intent to sell impairments and credit loss benefit (expense) incurred that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2023	2022	2021
Intent to Sell Impairments (1)
Fixed maturity AFS securities:
Corporate bonds	$(3,805)	$–	$–
State and municipal bonds	(214)	–	–
RMBS	(74)	–	–
CMBS	(60)	–	–
ABS	(57)	–	–
Hybrid and redeemable preferred securities	(3)	–	–
Total intent to sell impairments	$(4,213)	$–	$–

Credit Loss Benefit (Expense)
Fixed maturity AFS securities:
Corporate bonds	$(23)	$(4)	$(10)
RMBS	1	(6)	–
ABS	1	(4)	–
Hybrid and redeemable preferred securities	–	–	(1)
Total credit loss benefit (expense)	$(21)	$(14)	$(11)

(1)     Represents impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the Fortitude Re reinsurance transaction. Pursuant to the applicable accounting guidance, the Company impaired the securities in a loss position down to fair market value upon entry into the agreements in the second quarter of 2023 and recognized additional impairment on certain of these securities during the third quarter of 2023 due to higher interest rates. Interest rates declined during the fourth quarter of 2023, which resulted in recognition of a $295 million pre-tax net gain upon close of the transaction, included in gross gains and gross losses on fixed maturity AFS securities in Note 21. See Note 8 for additional information.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on the Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2023		As of December 31, 2022
	Carrying Value	Fair Value	Carrying Value	Fair Value
Collateral payable for derivative investments (1)	$5,127	$5,127	$3,210	$3,210
Securities pledged under securities lending agreements (2)	205	197	298	287
Investments pledged for FHLBI (3)	2,650	3,603	3,130	3,925
Total payables for collateral on investments	$7,982	$8,927	$6,638	$7,422

(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash or fixed maturity AFS securities. This also includes interest payable on collateral. See Note 6 for additional information.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on the Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on the Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

We have repurchase agreements through which we can obtain liquidity by pledging securities. The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities. As of December 31, 2023 and 2022, we were not participating in any open repurchase agreements.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2023	2022	2021
Collateral payable for derivative investments	$1,917	$(2,355)	$2,595
Securities pledged under securities lending agreements	(93)	57	126
Investments pledged for FHLBI	(480)	–	–
Total increase (decrease) in payables for collateral on investments	$1,344	$(2,298)	$2,721

We have elected not to offset our securities lending transactions in the consolidated financial statements. The remaining contractual maturities of securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Securities Lending
Corporate bonds	$202	$–	$–	$–	$202
Equity securities	3	–	–	–	3
Total gross secured borrowings	$205	$–	$–	$–	$205

	As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Securities Lending
Corporate bonds	$288	$–	$–	$–	$288
Foreign government bonds	2	–	–	–	2
Equity securities	8	–	–	–	8
Total gross secured borrowings	$298	$–	$–	$–	$298

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the consolidated financial statements. In addition, we receive securities in connection with securities borrowing agreements that we are permitted to sell or re-pledge. As of December 31, 2023, the fair value of all collateral received that we are permitted to sell or re-pledge was $25 million, and we had not re-pledged any of this collateral to cover our collateral requirements.

We also accept collateral from derivative counterparties in the form of securities which we are permitted to sell or re-pledge. As of
December 31, 2023, the fair value of this collateral received that we are permitted to sell or re-pledge was $1.3 billion, and we had repledged $553 million of this collateral to cover our collateral requirements.

We have also pledged fixed maturity AFS securities to derivative counterparties with a fair value of $42 million as of December 31, 2023.

Investment Commitments

As of December 31, 2023, our investment commitments were $3.0 billion, which included $2.3 billion of LPs, $536 million of mortgage loans on real estate and $197 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2023, our most significant investments in one issuer were our investments in securities issued by White Chapel V LLC and White Chapel LLC with a fair value of $1.3 billion and $1.0 billion, respectively, or 1% of total investments. As of December 31, 2022, our most significant investments in one issuer were our investments in securities issued by White Chapel LLC and the Federal National Mortgage Association with a fair value of $1.0 billion and $702 million, respectively, or 1% of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2023 and 2022, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $16.6 billion and $19.2 billion, respectively, or 14% and 15%, respectively, of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $11.3 billion and $14.3 billion, respectively, or 10% and 11%, respectively, of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

5. Variable Interest Entities

Unconsolidated VIEs

Reinsurance-Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance. As of December 31, 2023, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our ABS, RMBS and CMBS. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on the Consolidated Balance Sheets. For information about these structured securities, see Note 4.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”) that we have concluded are VIEs. Our exposure to loss is limited to the capital we invest in the LPs and LLCs. We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs. Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs. The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on the Consolidated Balance Sheets and were $4.0 billion and $3.0 billion as of December 31, 2023 and 2022, respectively.

6. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.
See Note 1 for a discussion of the accounting treatment for derivative instruments. See Note 15 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our annuity and life insurance products.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain annuity contracts and life insurance products. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity, RILA, fixed indexed annuity, IUL and VUL products.

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity, RILA and VUL products. Put options are contracts that require the buyers to pay at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity, RILA and VUL products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Commodity Contracts

We use commodity contracts to economically hedge certain investments that are closely tied to the changes in commodity values. The commodity contract is an over-the-counter contract that combines a purchase put/sold call to lock in a commodity price within a predetermined range in exchange for a net premium.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps (“CDSs”) to hedge the liability exposure on certain options in variable annuity products.

We buy CDSs to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CDSs – Selling Protection

We use CDSs to hedge the liability exposure on certain options in variable annuity products.

We sell CDSs to offer credit protection to policyholders and investors. The CDSs hedge the policyholders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We also have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated reinsurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the policyholder’s account balance is insufficient to pay the cost of insurance charges required to keep the policy in force, and the policyholder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

RILA, Fixed Indexed Annuity and IUL Contracts Embedded Derivatives

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance-Related Embedded Derivatives

We have certain modified coinsurance and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

Derivatives Related to Divestitures and Reinsurance Transactions

We used interest rate futures contracts to hedge the interest rate risk related to the assets used as consideration in the Fortitude Re reinsurance transaction. These futures contracts required payment between our counterparty and us on a daily basis for changes in the associated future index prices.

We use swaptions and forward-starting swaps to hedge the interest rate risk associated with the Stock Purchase Agreement entered into with Osaic.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2023			As of December 31, 2022
	Notional Amounts	Fair Value		Notional Amounts	Fair Value
		Asset	Liability		Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$485	$11	$47	$1,377	$4	$232
Foreign currency contracts (1)	4,662	423	78	4,383	643	18
Total cash flow hedges	5,147	434	125	5,760	647	250
Fair value hedges:
Interest rate contracts (1)	450	1	39	524	2	44
Foreign currency contracts (1)	25	–	1	–	–	–
Total fair value hedges	475	1	40	524	2	44
Non-Qualifying Hedges
Interest rate contracts (1)	90,829	636	979	105,977	709	935
Foreign currency contracts (1)	306	11	6	395	27	2
Equity market contracts (1)	225,251	10,244	4,227	142,653	5,135	2,035
Commodity contracts (1)	–	–	–	13	14	3
Credit contracts (1)	91	–	–	–	–	–
LPR ceded derivative (2)	–	206	–	–	212	–
Embedded derivatives:
Reinsurance-related (3)	–	493	–	–	681	–
RILA, fixed indexed annuity and IUL contracts (4)	–	940	9,077	–	525	4,783
Total derivative instruments	$322,099	$12,965	$14,454	$255,322	$7,952	$8,052

(1) These asset and liability balances are presented on a gross basis. Amounts are reported in derivative investments and other liabilities on the Consolidated Balance Sheets after the evaluation for right of offset subject to master netting agreements as described in Note 1.
(2) Reported in other assets on the Consolidated Balance Sheets.
(3) Reported in funds withheld reinsurance liabilities on the Consolidated Balance Sheets.
(4)    Reported in policyholder account balances and deposit assets on the Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2023
	Less Than 1 Year	1 – 5 Years	6 - 10 Years	11 - 30 Years	Over 30 Years	Total
Interest rate contracts (1)	$22,166	$25,350	$22,349	$21,899	$–	$91,764
Foreign currency contracts (2)	276	956	1,687	2,032	42	4,993
Equity market contracts	174,430	37,200	6,950	9	6,662	225,251
Credit contracts	–	91	–	–	–	91
Total derivative instruments
with notional amounts	$196,872	$63,597	$30,986	$23,940	$6,704	$322,099

(1) As of December 31, 2023, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 18, 2024.
(2) As of December 31, 2023, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

	Amortized Cost of the Hedged Assets / (Liabilities)		Cumulative Fair Value Hedging Adjustment Included in the Amortized Cost of the Hedged Assets / (Liabilities)
	As of December 31, 2023	As of December 31, 2022	As of December 31, 2023	As of December 31, 2022
Line Item in the Consolidated Balance Sheets in
which the Hedged Item is Included
Fixed maturity AFS securities, at fair value	$534	$587	$39	$44

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$301	$258	$42
Cumulative effect from adoption of new accounting standard	–	–	25
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	212	(336)	11
Foreign currency contracts	(50)	182	130
Change in foreign currency exchange rate adjustment	(169)	312	152
Income tax benefit (expense)	2	(34)	(63)
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	(1)	2	3
Foreign currency contracts (1)	54	62	48
Foreign currency contracts (2)	7	39	(2)
Income tax benefit (expense)	(13)	(22)	(10)
Balance as of end-of-year	$249	$301	$258

(1) The OCI offset is reported within net investment income on the Consolidated Statements of Comprehensive Income (Loss).
(2) The OCI offset is reported within realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2023
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$(4,934)	$5,712	$5,044
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(5)	–
Derivatives designated as hedging instruments	–	5	–
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	–	(1)	–
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	7	54	–
Non-Qualifying Hedges
Interest rate contracts	(161)	–	–
Foreign currency contracts	(2)	–	–
Equity market contracts	1,387	–	–
Commodity contracts	8	–	–
Credit contracts	(4)	–	–
LPR ceded derivative	–	–	6
Embedded derivatives:
Reinsurance-related	(188)	–	–
RILA, fixed indexed annuity and IUL contracts	(3,187)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2022
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$418	$5,274	$8,203
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(167)	–
Derivatives designated as hedging instruments	–	167
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	–	2	–
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	39	62	–
Non-Qualifying Hedges
Interest rate contracts	(2,113)	–	–
Foreign currency contracts	2	–	–
Equity market contracts	(2,075)	–	–
Commodity contracts	11	–	–
Credit contracts	(4)	–	–
LPR ceded derivative	–	–	106
Embedded derivatives:
Reinsurance-related	1,259	–	–
RILA, fixed indexed annuity and IUL contracts	1,760	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2021
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$859	$5,839	$8,027
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(60)	–
Derivatives designated as hedging instruments	–	60
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	–	3	–
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	(2)	48	–
Non-Qualifying Hedges
Interest rate contracts	(957)	–	–
Foreign currency contracts	(1)	–	–
Equity market contracts	3,355	–	–
Credit contracts	(1)	–	–
Embedded derivatives:
Reinsurance-related	280	–	–
RILA, fixed indexed annuity and IUL contracts	(2,622)	–	–

As of December 31, 2023, $56 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2023 and 2022, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2023 and 2022, we did not have any exposure related to CDSs for which we are the seller.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The non-performance risk is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2023, the non-performance risk adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ability. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2023 or 2022.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2023		As of December 31, 2022
S&P Credit Rating of Counterparty	Collateral Posted by Counter- Party (Held by LNL)	Collateral Posted by LNL (Held by Counter- Party)	Collateral Posted by Counter- Party (Held by LNL)	Collateral Posted by LNL (Held by Counter- Party)
AA-	$2,330	$(63)	$383	$(6)
A+	2,422	(125)	1,718	(151)
A	82	–	1,099	–
A-	273	–	–	–
	$5,107	$(188)	$3,200	$(157)

Balance Sheet Offsetting

Information related to the effects of offsetting on the Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2023
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$10,714	$1,433	$12,147
Gross amounts offset	(4,409)	–	(4,409)
Net amount of assets	6,305	1,433	7,738
Gross amounts not offset:
Cash collateral	(5,107)	–	(5,107)
Non-cash collateral (1)	(1,198)	–	(1,198)
Net amount	–	1,433	1,433

Financial Liabilities
Gross amount of recognized liabilities	968	9,077	10,045
Gross amounts offset	(612)	–	(612)
Net amount of liabilities	356	9,077	9,433
Gross amounts not offset:
Cash collateral	(188)	–	(188)
Non-cash collateral (2)	(168)	–	(168)
Net amount	$–	$9,077	$9,077

(1) Excludes excess non-cash collateral received of $1.3 billion, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2) Excludes excess non-cash collateral pledged of $81 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.

	As of December 31, 2022
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$6,483	$1,206	$7,689
Gross amounts offset	(2,964)	–	(2,964)
Net amount of assets	3,519	1,206	4,725
Gross amounts not offset:
Cash collateral	(3,200)	–	(3,200)
Non-cash collateral (1)	(319)	–	(319)
Net amount	–	1,206	1,206

Financial Liabilities
Gross amount of recognized liabilities	304	4,783	5,087
Gross amounts offset	(50)	–	(50)
Net amount of liabilities	254	4,783	5,037
Gross amounts not offset:
Cash collateral	(157)	–	(157)
Non-cash collateral (2)	(46)	–	(46)
Net amount	$51	$4,783	$4,834

(1) Excludes excess non-cash collateral received of $1.1 billion, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2) There was no excess non-cash collateral pledged as of December 31, 2022.

7. DAC, VOBA, DSI and DFEL

The following table reconciles DAC, VOBA and DSI (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2023	2022
DAC, VOBA and DSI
Variable Annuities	$4,025	$4,047
Fixed Annuities	456	479
Traditional Life	1,374	1,336
UL and Other	6,139	6,002
Group Protection	154	141
Retirement Plan Services	270	258
Total DAC, VOBA and DSI	$12,418	$12,263

The following table reconciles DFEL (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2023	2022
DFEL
Variable Annuities	$300	$310
UL and Other (1)	5,579	4,766
Other Operations (2)	44	39
Total DFEL	$5,923	$5,115

(1) We reported $2.3 billion of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheet as of December 31, 2023.
(2) Represents DFEL reported in Other Operations attributable to the indemnity reinsurance agreement with Protective that is excluded from the following tables. We reported $44 million and $39 million of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheets as of December 31, 2023 and 2022, respectively.

The following tables summarize the changes in DAC (in millions):

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,880	$439	$1,286	$5,518	$141	$241
Deferrals	361	50	188	482	113	21
Amortization	(373)	(68)	(142)	(291)	(100)	(18)
Balance as of end-of-year	$3,868	$421	$1,332	$5,709	$154	$244

	For the Year Ended December 31, 2022
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,860	$448	$1,146	$5,269	$140	$239
Deferrals	390	60	266	537	98	21
Amortization	(370)	(69)	(126)	(288)	(97)	(19)
Balance as of end-of-year	$3,880	$439	$1,286	$5,518	$141	$241

DAC amortization expense of $992 million, $969 million and $969 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2023, 2022 and 2021, respectively.

The following tables summarize the changes in VOBA (in millions):

	For the Year Ended December 31, 2023
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$17	$50	$454
Business acquired (sold) through
reinsurance	–	–	(11)
Deferrals	–	–	2
Amortization	(2)	(8)	(43)
Balance as of end-of-year	$15	$42	$402

	For the Year Ended December 31, 2022
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$20	$59	$499
Deferrals	–	–	2
Amortization	(3)	(9)	(47)
Balance as of end-of-year	$17	$50	$454

VOBA amortization expense of $53 million, $59 million and $75 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2023, 2022 and 2021, respectively. No additions or write-offs were recorded for each respective year.

Estimated future amortization of VOBA (in millions), as of December 31, 2023, was as follows:

2024	$39
2025	37
2026	34
2027	29
2028	25

The following tables summarize the changes in DSI (in millions):

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$167	$23	$30	$17
Deferrals	5	–	–	10
Amortization	(15)	(3)	(2)	(1)
Balance as of end-of-year	$157	$20	$28	$26

	For the Year Ended December 31, 2022
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$181	$27	$31	$14
Deferrals	2	–	1	4
Amortization	(16)	(4)	(2)	(1)
Balance as of end-of-year	$167	$23	$30	$17

DSI amortization expense of $21 million, $23 million and $27 million was recorded in interest credited on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2023, 2022 and 2021, respectively.

The following tables summarize the changes in DFEL (in millions):

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Variable Annuities	UL and Other	Variable Annuities	UL and Other
Balance as of beginning-of-year	$310	$4,766	$318	$3,934
Deferrals	19	1,074	22	1,061
Amortization	(29)	(261)	(30)	(229)
Balance as of end-of-year	300	5,579	310	4,766
Less: ceded DFEL	–	2,252	–	31
Balance as of end-of-year, net of reinsurance	$300	$3,327	$310	$4,735

DFEL amortization of $290 million, $259 million and $220 million was recorded in fee income on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2023, 2022 and 2021, respectively.

8. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re:

	For the Years Ended December 31,
	2023	2022	2021
Direct insurance premiums and fee income	$13,661	$13,479	$13,277
Reinsurance assumed	91	102	97
Reinsurance ceded (1)	(5,168)	(2,374)	(2,249)
Total insurance premiums and fee income	$8,584	$11,207	$11,125

Direct insurance benefits	$10,178	$10,266	$10,491
Reinsurance ceded (1)	(5,150)	(2,063)	(2,464)
Total benefits	$5,028	$8,203	$8,027

Direct market risk benefit (gain) loss	$(2,309)	$(3,517)	$(4,011)
Reinsurance ceded	1,174	3,814	2,457
Total market risk benefit (gain) loss	$(1,135)	$296	$(1,554)

Direct policyholder liability remeasurement (gain) loss	$(234)	$3,284	$(164)
Reinsurance ceded	67	(839)	45
Total policyholder liability remeasurement (gain) loss	$(167)	$2,445	$(119)

(1) Includes impacts related to the Fortitude Re reinsurance transaction effective in the fourth quarter of 2023

We and LLANY cede insurance to other companies. The portion of our annuity and life insurance risks exceeding each of our insurance companies’ retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. As discussed in Note 26, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2023, the policy for our reinsurance program was to retain up to $20 million on a single insured life. As the amount we retain varies by policy, we reinsured 27% of the mortality risk on newly issued life insurance contracts in 2023.

Reinsurance Exposures

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.

LNBAR

We reinsure blocks of business to LNBAR, an affiliated reinsurer. The amounts recoverable from LNBAR were $15.6 billion and $2.2 billion as of December 31, 2023 and 2022, respectively. The increase was driven primarily by an agreement between us and LNBAR that is structured as a coinsurance treaty, with some assets withheld, for certain blocks of in-force MoneyGuard® products. As significant insurance risk was transferred for the MoneyGuard blocks, amounts recoverable from LNBAR were $13.2 billion as of December 31, 2023. We recorded a deferred gain on the transaction of $4.2 billion, of which $14 million was amortized during 2023. As of December 31, 2023, we held other investments and cash and invested cash with a carrying value of $759 million and $112 million, respectively, in support of reserves associated with this agreement.

LNBAR has funded trusts to support reserves ceded by us of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $13.0 billion and $2.2 billion as of December 31, 2023 and 2022, respectively.

Fortitude Re

Effective October 1, 2023, we entered into a reinsurance agreement with Fortitude Re, an authorized Bermuda reinsurer with reciprocal jurisdiction reinsurer status in Indiana, to reinsure certain blocks of in-force UL with secondary guarantees (“ULSG”) and fixed annuity products, including group pension annuities. Fortitude Re represents our largest unaffiliated reinsurance exposure as of December 31, 2023.

The agreement between us and Fortitude Re is structured as a coinsurance treaty for the ULSG and fixed annuities blocks. As significant insurance risk was transferred for ULSG products and life-contingent annuities, amounts recoverable from Fortitude Re were $10.5 billion as of December 31, 2023. We recorded a deferred loss on the transaction of $2.7 billion, of which $11 million was amortized during 2023. Annuities that are not life-contingent do not contain significant insurance risk; therefore, we recorded deposit assets for these contracts of $4.2 billion as of December 31, 2023.

Resolution Life

Effective October 1, 2021, we entered into a reinsurance agreement with Security Life of Denver Insurance Company (a subsidiary of Resolution Life that we refer to herein as “Resolution Life”) to reinsure liabilities under a block of in-force executive benefit and universal life policies. The agreement is structured as coinsurance for the general account reserves and modified coinsurance for the separate account reserves. Amounts recoverable from Resolution Life were $5.0 billion as of December 31, 2023 and 2022, respectively. Resolution Life has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $3.8 billion and $4.1 billion as of December 31, 2023 and 2022, respectively. We recognized a realized gain of $635 million in 2021 for the coinsurance portion of the transaction upon the transfer of a portfolio of assets to Resolution Life.

Protective

The sale of individual life and individual and group annuity business acquired from Liberty Life Assurance Company of Boston completed May 1, 2018 resulted in amounts recoverable from Protective of $9.1 billion and $9.6 billion as of December 31, 2023 and 2022, respectively. Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $10.5 billion and $11.5 billion as of December 31, 2023 and 2022, respectively. Protective represents our second largest unaffiliated reinsurance exposure as of December 31, 2023.

Athene

Effective October 1, 2018, we entered into a modified coinsurance agreement with Athene Holding Ltd. (“Athene”) to reinsure fixed annuity products, which resulted in a deposit asset of $2.7 billion and $3.8 billion as of December 31, 2023 and 2022, respectively. We held assets in support of reserves associated with the Athene transaction in a modified coinsurance investment portfolio, which consisted of the following (in millions):

	As of December 31,
	2023	2022
Fixed maturity AFS securities	$177	$474
Trading securities	1,556	2,644
Equity securities	58	60
Mortgage loans on real estate	288	487
Derivative investments	43	39
Other investments	41	42
Cash and invested cash	582	26
Accrued investment income	23	35
Other assets	6	2
Total	$2,774	$3,809

The portfolio was supported by $77 million of over-collateralization and a $83 million letter of credit as of December 31, 2023. Additionally, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $33 million, $25 million and $26 million of the gain during 2023, 2022 and 2021, respectively. See “Realized Gain (Loss)” in Note 21 for information on reinsurance-related embedded derivatives.

Swiss Re

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on the Consolidated Balance Sheets with a corresponding reinsurance recoverable from Swiss Re, which totaled $1.6 billion as of December 31, 2023 and 2022, respectively. Swiss Re has funded a trust, with a balance of $656 million and $710 million as of December 31, 2023 and 2022, respectively, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans.

Credit Losses on Reinsurance-Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $76 million and $315 million as of December 31, 2023 and 2022, respectively. The decrease was primarily attributable to the release of the allowance for credit losses related to a third-party reinsurer, Scottish Re (U.S.) Inc. (“Scottish Re”), where liquidation proceedings commenced during the third quarter of 2023. Effective September 30, 2023, reinsurance coverage terminated and all business ceded to Scottish Re was therefore recaptured. See Note 21 for additional information.

9. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

			For the Year Ended December 31, 2023
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$1,744	$(600)	$1,144	$–	$1,144

			For the Year Ended December 31, 2022
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Life Insurance	2,186	(1,552)	634	(634)	–
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$3,930	$(2,152)	$1,778	$(634)	$1,144

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

2023 Analysis

As of October 1, 2023, we performed our annual quantitative goodwill impairment test for our Annuities, Group Protection and Retirement Plan Services reporting units, and, as of such date, the fair value was in excess of each reporting unit’s carrying value.

2022 Analysis

As a result of the capital market environment during the third quarter of 2022, including (i) declining equity markets and (ii) the impact of rising interest rates on our discount rate assumption, we accelerated our quantitative goodwill impairment test for our Life Insurance reporting unit as we concluded that there were indicators of impairment. Based on this quantitative test, which included updating our best estimate assumptions therein, we incurred an impairment during the third quarter of 2022 of the Life Insurance reporting unit goodwill of $634 million, which represented a write-off of the entire balance of goodwill for the reporting unit.

As of October 1, 2022, we performed our annual quantitative goodwill impairment test for our other reporting units, and, as of such date, the fair value was in excess of the carrying value for each of the Annuities, Group Protection and Retirement Plan Services reporting units.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2023		As of December 31, 2022
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Life Insurance:
Sales force	$100	$71	$100	$67
Group Protection:
VOCRA	576	145	576	115
VODA	31	12	31	10
Retirement Plan Services:
Mutual fund contract rights (1)	5	–	5	–
Total	$712	$228	$712	$192

(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2023, was as follows:

2024	$37
2025	37
2026	37
2027	37
2028	37
Thereafter	294

10. MRBs

The following table reconciles MRBs (in millions) to MRB assets and MRB liabilities on the Consolidated Balance Sheets:

	As of December 31, 2023			As of December 31, 2022
	Assets	Liabilities	Net (Assets) Liabilities	Assets	Liabilities	Net (Assets) Liabilities

Variable Annuities	$3,763	$1,583	$(2,180)	$2,666	$2,004	$(662)
Fixed Annuities	96	128	32	117	72	(45)
Retirement Plan Services	35	5	(30)	24	2	(22)
Total MRBs	$3,894	$1,716	$(2,178)	$2,807	$2,078	$(729)

The following table summarizes the balances of and changes in net MRB (assets) liabilities (in millions):

	As of or For the Year Ended December 31, 2023			As of or For the Year Ended December 31, 2022
	Variable Annuities	Fixed Annuities	Retirement Plan Services	Variable Annuities	Fixed Annuities	Retirement Plan Services

Balance as of beginning-of-year	$(662)	$(45)	$(22)	$2,398	$114	$(1)
Less: Effect of cumulative changes in
non-performance risk	(2,173)	(40)	(2)	(2,425)	(44)	(13)
Balance as of beginning-of-year, before the effect
of changes in non-performance risk	1,511	(5)	(20)	4,823	158	12
Issuances	8	–	–	12	–	(3)
Attributed fees collected	1,497	32	6	1,571	32	6
Benefit payments	(64)	–	–	(63)	–	–
Effect of changes in interest rates	(110)	(24)	5	(9,346)	(232)	(55)
Effect of changes in equity markets	(3,167)	(12)	(13)	4,293	12	18
Effect of changes in equity index volatility	(593)	9	(3)	(225)	14	(1)
In-force updates and other changes in MRBs (1)	136	5	1	661	10	3
Effect of assumption review:
Effect of changes in future expected
policyholder behavior	(33)	70	–	(158)	1	–
Effect of changes in other future expected
assumptions (2)	(66)	15	(2)	(57)	–	–
Balance as of end-of-year, before the effect of
changes in non-performance risk	(881)	90	(26)	1,511	(5)	(20)
Effect of cumulative changes in
non-performance risk	(1,299)	(58)	(4)	(2,173)	(40)	(2)
Balance as of end-of-year	(2,180)	32	(30)	(662)	(45)	(22)
Less: ceded MRB assets (liabilities)	(870)	–	(5)	294	–	–
Balance as of end-of-year, net of reinsurance	$(1,310)	$32	$(25)	$(956)	$(45)	$(22)

Weighted-average age of policyholders (years)	72	68	63	71	68	63
Net amount at risk (3)	$3,031	$203	$4	$7,974	$171	$15

(1) Consists primarily of changes in MRB assets and liabilities related to differences between separate account fund performance and modeled indices and other changes such as actual to expected policyholder behavior.
(2) Consists primarily of the update of fund mapping, volatility and other capital market assumptions.
(3) Net amount at risk (“NAR”) is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit feature exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.

Effect of Assumption Review

For the year ended December 31, 2023, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review from updates to volatility and policyholder GLB utilization behavior assumptions, partially offset by unfavorable impacts from updates to mortality and policyholder lapse behavior assumptions. For the year ended December 31, 2023, Fixed Annuities had an unfavorable impact to net income (loss) attributable to the annual assumption review from updates to mortality and policyholder GLB utilization and lapse behavior assumptions. Retirement Plan Services did not have any significant assumption updates.

For the year ended December 31, 2022, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review from updates to policyholder benefit utilization behavior and fund mapping and volatility assumptions. Fixed Annuities and Retirement Plan Services did not have any significant assumption updates.

See “MRBs” in Note 1 and Note 15 for details related to our fair value judgments, assumptions, inputs and valuation methodology.

11. Separate Accounts

The following table presents the fair value of separate account assets (in millions) reported on the Consolidated Balance Sheets by major investment category:

	As of December 31,
	2023	2022
Mutual funds and collective investment trusts	$157,578	$142,892
Exchange-traded funds	350	258
Fixed maturity AFS securities	167	169
Cash and invested cash	25	98
Other investments	137	119
Total separate account assets	$158,257	$143,536

The following table reconciles separate account liabilities (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2023	2022
Variable Annuities	$113,356	$105,573
UL and Other	25,150	20,920
Retirement Plan Services	19,699	16,996
Other Operations (1)	52	47
Total separate account liabilities	$158,257	$143,536

(1) Represents separate account liabilities reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($46 million and $42 million as of December 31, 2023 and December 31, 2022, respectively) that are excluded from the following tables.

The following table summarizes the balances of and changes in separate account liabilities (in millions):

	As of or For the Year Ended December 31, 2023			As of or For the Year Ended December 31, 2022
	Variable Annuities	UL and Other	Retirement Plan Services	Variable Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$105,573	$20,920	$16,996	$136,665	$24,785	$21,068
Gross deposits	2,982	1,630	2,222	3,371	1,900	2,378
Withdrawals	(10,177)	(313)	(2,527)	(9,238)	(454)	(2,378)
Policyholder assessments	(2,510)	(964)	(163)	(2,603)	(938)	(164)
Change in market performance	16,870	3,973	3,221	(23,194)	(4,371)	(3,710)
Net transfers from (to) general account	618	(96)	(50)	572	(2)	(198)
Balance as of end-of-year	$113,356	$25,150	$19,699	$105,573	$20,920	$16,996

Cash surrender value	$111,928	$22,760	$19,684	$103,987	$18,666	$16,982

12. Policyholder Account Balances

The following table reconciles policyholder account balances (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2023	2022
Variable Annuities	$29,141	$22,184
Fixed Annuities	25,330	23,338
UL and Other	36,784	37,258
Retirement Plan Services	23,784	25,138
Other (1)	5,277	6,054
Total policyholder account balances	$120,316	$113,972

(1) Represents policyholder account balances reported primarily in Other Operations attributable to the indemnity reinsurance agreements with Protective ($4.9 billion and $5.7 billion as of December 31, 2023 and December 31, 2022, respectively) that are excluded from the following tables.

The following table summarizes the balances and changes in policyholder account balances (in millions):

	As of or For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$22,184	$23,338	$37,258	$25,138
Gross deposits	4,709	5,130	3,739	2,776
Withdrawals	(742)	(3,926)	(1,430)	(4,494)
Policyholder assessments	(1)	(56)	(4,464)	(14)
Net transfers from (to) separate account	(427)	–	97	(295)
Interest credited	548	642	1,463	673
Change in fair value of embedded derivative
instruments	2,870	202	121	–
Balance as of end-of-year	$29,141	$25,330	$36,784	$23,784

Weighted-average crediting rate	2.1%	2.7%	4.0%	2.7%
Net amount at risk (1)(2)	$3,031	$203	$300,994	$4
Cash surrender value	27,975	24,324	32,585	23,765

	As of or For the Year Ended December 31, 2022
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$19,148	$22,522	$37,719	$23,579
Gross deposits	5,178	3,284	3,905	4,012
Withdrawals	(417)	(2,511)	(1,215)	(3,579)
Policyholder assessments	(2)	(51)	(4,446)	(13)
Net transfers from (to) separate account	(492)	–	2	510
Interest credited	287	532	1,476	629
Change in fair value of embedded derivative
instruments	(1,518)	(438)	(183)	–
Balance as of end-of-year	$22,184	$23,338	$37,258	$25,138

Weighted-average crediting rate	1.4%	2.4%	3.9%	2.6%
Net amount at risk (1)(2)	$7,974	$171	$302,481	$15
Cash surrender value	21,147	22,502	33,130	25,133

(1) NAR is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit rider exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.
(2) Calculation is based on total account balances and includes both policyholder account balances and separate account balances.

The following table presents policyholder account balances (in millions) by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between the interest being credited to policyholders and the respective guaranteed contract minimums:

	As of December 31, 2023
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	5	–	–	–	7	12
2.01% - 3.00%	576	–	–	–	–	576
3.01% - 4.00%	1,370	–	–	–	–	1,370
4.01% and above	10	–	–	–	–	10
Other (1)	–	–	–	–	–	27,173
Total	$1,961	$–	$–	$–	$7	$29,141

Fixed Annuities
Up to 1.00%	$696	$511	$546	$505	$2,429	$4,687
1.01% - 2.00%	426	97	235	527	3,081	4,366
2.01% - 3.00%	1,805	35	6	–	18	1,864
3.01% - 4.00%	903	–	–	–	–	903
4.01% and above	180	–	–	–	–	180
Other (1)	–	–	–	–	–	13,330
Total	$4,010	$643	$787	$1,032	$5,528	$25,330

UL and Other
Up to 1.00%	$275	$–	$195	$121	$352	$943
1.01% - 2.00%	557	–	–	–	3,125	3,682
2.01% - 3.00%	6,925	11	148	–	–	7,084
3.01% - 4.00%	15,202	–	1	–	–	15,203
4.01% and above	3,730	–	–	–	–	3,730
Other (1)	–	–	–	–	–	6,142
Total	$26,689	$11	$344	$121	$3,477	$36,784

Retirement Plan Services
Up to 1.00%	$452	$569	$744	$4,904	$2,979	$9,648
1.01% - 2.00%	550	2,065	1,575	832	–	5,022
2.01% - 3.00%	2,492	–	–	–	–	2,492
3.01% - 4.00%	5,012	–	–	–	–	5,012
4.01% and above	1,610	–	–	–	–	1,610
Total	$10,116	$2,634	$2,319	$5,736	$2,979	$23,784

	As of December 31, 2022
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	4	–	–	8	–	12
2.01% - 3.00%	658	–	–	–	–	658
3.01% - 4.00%	1,545	–	–	–	–	1,545
4.01% and above	11	–	–	–	–	11
Other (1)	–	–	–	–	–	19,958
Total	$2,218	$–	$–	$8	$–	$22,184

Fixed Annuities
Up to 1.00%	$891	$497	$589	$563	$1,329	$3,869
1.01% - 2.00%	544	144	179	492	1,057	2,416
2.01% - 3.00%	1,973	5	1	–	–	1,979
3.01% - 4.00%	1,326	–	–	–	–	1,326
4.01% and above	193	–	–	–	–	193
Other (1)	–	–	–	–	–	13,555
Total	$4,927	$646	$769	$1,055	$2,386	$23,338

UL and Other
Up to 1.00%	$318	$–	$194	$29	$292	$833
1.01% - 2.00%	558	–	–	–	3,282	3,840
2.01% - 3.00%	7,218	156	–	–	–	7,374
3.01% - 4.00%	15,858	–	1	–	–	15,859
4.01% and above	3,824	–	–	–	–	3,824
Other (1)	–	–	–	–	–	5,528
Total	$27,776	$156	$195	$29	$3,574	$37,258

Retirement Plan Services
Up to 1.00%	$961	$1,001	$4,304	$1,703	$1,908	$9,877
1.01% - 2.00%	1,774	2,197	982	462	–	5,415
2.01% - 3.00%	2,711	1	–	–	–	2,712
3.01% - 4.00%	5,622	1	–	–	–	5,623
4.01% and above	1,511	–	–	–	–	1,511
Total	$12,579	$3,200	$5,286	$2,165	$1,908	$25,138

(1) Consists of indexed account balances that include the fair value of embedded derivative instruments, payout annuity account balances, short-term dollar cost averaging annuities business and policy loans.

13. Future Contract Benefits

The following table reconciles future contract benefits (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2023	2022
Payout Annuities (1)	$2,084	$2,003
Traditional Life (1)	3,553	3,190
Group Protection (2)	5,689	5,462
UL and Other (3)	15,752	14,777
Other Operations (4)	9,753	9,651
Other (5)	3,343	3,219
Total future contract benefits	$40,174	$38,302

(1) See “LFPB” below for further information.
(2) See “Liability for Future Claims” below for further information.
(3) See “Additional Liabilities for Other Insurance Benefits” below for further information.
(4) Represents future contract benefits reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($5.6 billion and $5.4 billion as of December 31, 2023, and December 31, 2022, respectively) and Swiss Re ($2.1 billion and $2.2 billion as of December 31, 2023, and December 31, 2022, respectively) that are excluded from the following tables.
(5) Represents other miscellaneous reserves that are not representative of long-duration contracts and are excluded from the following tables.

LFPB

The following table summarizes the balances of and changes in the present values of expected net premiums and LFPB (in millions, except years):

	As of or For the Year Ended December 31, 2023		As of or For the Year Ended December 31, 2022
	Payout Annuities	Traditional Life	Payout Annuities	Traditional Life

Present Value of Expected Net Premiums
Balance as of beginning-of-year	$–	$5,896	$–	$6,610
Less: Effect of cumulative changes in discount
rate assumptions	–	(584)	–	843
Beginning balance at original discount rate	–	6,480	–	5,767
Effect of changes in cash flow assumptions	–	(5)	–	(382)
Effect of actual variances from expected experience	–	(275)	–	(21)
Adjusted balance as of beginning-of-year	–	6,200	–	5,364
Issuances	–	580	–	1,655
Interest accrual	–	236	–	209
Net premiums collected	–	(784)	–	(742)
Flooring impact of LFPB	–	4	–	(6)
Ending balance at original discount rate	–	6,236	–	6,480
Effect of cumulative changes in discount rate assumptions	–	(152)	–	(584)
Balance as of end-of-year	$–	$6,084	$–	$5,896

Present Value of Expected LFPB
Balance as of beginning-of-year	$2,003	$9,086	$2,511	$10,353
Less: Effect of cumulative changes in discount
rate assumptions	(263)	(793)	266	1,460
Beginning balance at original discount rate (1)	2,266	9,879	2,245	8,893
Effect of changes in cash flow assumptions	–	(21)	–	(321)
Effect of actual variances from expected experience	1	(305)	3	(5)
Adjusted balance as of beginning-of-year	2,267	9,553	2,248	8,567
Issuances	109	580	122	1,655
Interest accrual	86	364	84	326
Benefit payments	(191)	(658)	(188)	(669)
Ending balance at original discount rate (1)	2,271	9,839	2,266	9,879
Effect of cumulative changes in discount rate assumptions	(187)	(202)	(263)	(793)
Balance as of end-of-year	$2,084	$9,637	$2,003	$9,086

Net balance as of end-of-year	$2,084	$3,553	$2,003	$3,190
Less: reinsurance recoverables (2)	1,627	255	10	270
Net balance as of end-of-year, net of reinsurance	$457	$3,298	$1,993	$2,920

Weighted-average duration of future policyholder
benefit liability (years)	9	10	9	11

(1) Includes DPL within Payout Annuities of $56 million, $38 million and $22 million as of December 31, 2023, December 31, 2022 and December 31, 2021, respectively.
(2)    Increase in Payout Annuities reinsurance recoverables driven by the reinsurance agreement with Fortitude Re effective October 1, 2023 for certain blocks of in-force life-contingent payout fixed annuities. See Note 8 for more information on the transaction.

For the year ended December 31, 2023, Payout Annuities did not have any significant assumption updates. For the year ended December 31, 2023, Traditional Life had a favorable cash flow assumption impact from updates to mortality assumptions, partially offset by an unfavorable impact from updates to policyholder lapse behavior assumptions. For the year ended December 31, 2023, Payout Annuities and Traditional Life did not have any significantly different actual experience compared to expected.

For the year ended December 31, 2022, Payout Annuities did not have any significant assumption updates. Traditional Life had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to mortality and lapse assumptions resulting in lower projected premiums and benefits, and a corresponding increase in reserves. For the year ended December 31, 2022, Payout Annuities and Traditional Life did not have any significantly different actual experience compared to expected.

The following table summarizes the discounted and undiscounted expected future gross premiums and expected future benefit payments (in millions):

	As of December 31, 2023		As of December 31, 2022
	Undiscounted	Discounted	Undiscounted	Discounted
Payout Annuities
Expected future gross premiums	$–	$–	$–	$–
Expected future benefit payments	3,481	2,084	3,471	2,003
Traditional Life
Expected future gross premiums	13,406	9,341	13,166	8,887
Expected future benefit payments	13,404	9,637	13,026	9,086

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Payout Annuities
Gross premiums	$116	$133	$95
Interest accretion	86	84	84
Traditional Life
Gross premiums	1,183	1,136	1,022
Interest accretion	128	117	113

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2023	2022
Payout Annuities
Interest accretion rate	3.9%	3.9%
Current discount rate	4.9%	5.3%
Traditional Life
Interest accretion rate	5.0%	5.0%
Current discount rate	4.7%	5.1%

Liability for Future Claims

The following table summarizes the balances of and changes in liability for future claims (in millions, except years):

	Group Protection
	As of or For the Years Ended December 31,
	2023	2022
Balance as of beginning-of-year	$5,462	$5,936
Less: Effect of cumulative changes in discount
rate assumptions	(597)	262
Beginning balance at original discount rate	6,059	5,674
Effect of changes in cash flow assumptions	(27)	15
Effect of actual variances from expected
experience	(261)	(117)
Adjusted beginning-of-year balance	5,771	5,572
New incidence	1,702	1,777
Interest	159	141
Benefit payments	(1,453)	(1,431)
Ending balance at original discount rate	6,179	6,059
Effect of cumulative changes in discount
rate assumptions	(490)	(597)
Balance as of end-of-year	5,689	5,462
Less: reinsurance recoverables	123	127
Balance as of end-of-year, net of reinsurance	$5,566	$5,335

Weighted-average duration of liability for future
claims (years)	5	4

For the year ended December 31, 2023, we had a favorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to long-term disability and life waiver claim termination rate assumptions, partially offset by unfavorable impacts from updates to long-term disability social security offset assumptions. For the year ended December 31, 2023, we experienced more favorable reported incidence and claim terminations than assumed.

For the year ended December 31, 2022, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to the long-term disability incidence and severity assumptions, partially offset by favorable impacts from updates to the life waiver termination rate assumptions. For the year ended December 31, 2022, we experienced more favorable claim terminations than assumed.
The following table summarizes the discounted and undiscounted expected future benefit payments (in millions):

	As of December 31, 2023		As of December 31, 2022
	Undiscounted	Discounted	Undiscounted	Discounted
Group Protection
Expected future benefit payments	$7,250	$6,179	$7,063	$6,059

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Group Protection
Gross premiums	$3,549	$3,393	$3,145
Interest accretion	159	141	145

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2023	2022
Group Protection
Interest accretion rate	3.0%	2.8%
Current discount rate	4.7%	5.1%

Additional Liabilities for Other Insurance Benefits

The following table summarizes the balances of and changes in additional liabilities for other insurance benefits (in millions, except years):

	UL and Other
	As of or For the Years Ended December 31,
	2023	2022
Balance as of beginning-of-year	$14,777	$12,513
Less: Effect of cumulative changes in shadow
balance in AOCI	(905)	1,113
Balance as of beginning-of-year, excluding
shadow balance in AOCI	15,682	11,400
Effect of changes in cash flow assumptions	165	3,108
Effect of actual variances from expected
experience	(77)	195
Adjusted beginning-of-year balance	15,770	14,703
Issuances	–	7
Interest accrual	765	626
Net assessments collected	658	974
Benefit payments	(588)	(628)
Balance as of end-of-year, excluding
shadow balance in AOCI	16,605	15,682
Effect of cumulative changes in shadow
balance in AOCI	(853)	(905)
Balance as of end-of-year	15,752	14,777
Less: reinsurance recoverables (1)	9,505	1,975
Balance as of end-of-year, net of reinsurance	$6,247	$12,802

Weighted-average duration of additional liabilities
for other insurance benefits (years)	17	17

(1) Increase in reinsurance recoverables driven by the reinsurance agreement with Fortitude Re effective October 1, 2023 for certain blocks of in-force ULSG. See Note 8 for more information on the transaction.

For the year ended December 31, 2023, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to policyholder lapse behavior assumptions, partially offset by a favorable impact from updates to interest rate assumptions. For the year ended December 31, 2023, we did not have any significantly different actual experience compared to expected.

For the year ended December 31, 2022, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review primarily from updates to policyholder lapse behavior assumptions related to UL products with secondary guarantees in the amount of 1.7 billion, net of reinsurance, after-tax, and to a lesser extent mortality and morbidity assumptions. For the year ended December 31, 2022, we had unfavorable actual mortality experience compared to expected due to ongoing effects of the COVID-19 pandemic.

The following table summarizes the gross assessments and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
UL and Other
Gross assessments	$1,221	$2,818	$3,150
Interest accretion	765	626	498

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2023	2022
UL and Other
Interest accretion rate	5.3%	5.0%

14. Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2023	2022
Short-Term Debt
Current maturities of long-term debt	$50	$—
Short-term debt (1)	790	562
Total short-term debt	$840	$562

Long-Term Debt, Excluding Current Portion
9.76% surplus note, due 2024	$—	$50
6.03% surplus note, due 2028	750	750
6.56% surplus note, due 2028	500	500
SOFR + 111 bps surplus note, due 2028	71	71
SOFR + 226 bps surplus note, due 2028	544	568
SOFR + 200 bps surplus note, due 2035	30	30
SOFR + 155 bps surplus note, due 2037	25	25
4.20% surplus note, due 2037	50	50
SOFR + 100 bps surplus note, due 2037	154	154
4.225% surplus note, due 2037	28	28
4.00% surplus note, due 2037	30	30
4.50% surplus note, due 2038	13	13
Total long-term debt	$2,195	$2,269

(1) The short-term debt represents short-term notes payable to LNC.

Effective July 1, 2023, we transitioned from LIBOR to Secured Overnight Financing Rate (“SOFR”) as the reference rate for our variable-rate debt.

Future principal payments due on long-term debt (in millions) as of December 31, 2023, were as follows:

2024	$50
2025	–
2026	–
2027	–
2028	1,865
Thereafter	330
Total	$2,245

We issued a surplus note of $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

We issued a surplus note of $71 million to LNC in October 2013. The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of SOFR + 111 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a variable surplus note to a wholly-owned subsidiary of LNC in December 2013 with an initial outstanding principal amount of $287 million. The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of SOFR + 226 bps. The outstanding principal amount as of December 31, 2023, was $544 million.

We issued a surplus note of $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

We issued a surplus note of $30 million to LNC in 2015. The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of SOFR + 200 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $25 million to LNC in July 2017. The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of SOFR + 155 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in October 2017. The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $375 million to LNC in 2007. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of SOFR + 100 bps. The surplus note was amended in 2017 to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest. The outstanding principal amount as of December 31, 2023, was $154 million due to executing our right to repay the surplus note in part to LNC.

We issued a surplus note of $13 million to LNC in 2018. The note calls for us to pay the principal amount of the note on or before June 30, 2038, and interest to be paid quarterly at an annual rate of 4.50%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $28 million to LNC in 2019. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.225%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $30 million to LNC in 2020. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.00%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Credit Facilities

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), (in millions) were as follows:

		As of December 31, 2023
	Expiration Date	Maximum Available	LOCs Issued
Credit Facilities
Five-year revolving credit facility	December 21, 2028	$2,000	$116
LOC facility (1)	August 26, 2031	976	917
LOC facility (1)	October 1, 2031	859	859
Total		$3,835	$1,892

(1) Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On December 21, 2023, LNC entered into a second amended and restated credit agreement with a syndicate of banks, which amended and restated our existing five-year revolving amended and restated credit agreement. The credit agreement, which is unsecured, allows for the issuance of LOCs and borrowing of up to $2.0 billion and has a commitment termination date of December 21, 2028. The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit agreement, as currently in effect, contains:

•Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;
•Financial covenants including maintenance by LNC of a minimum consolidated net worth equal to the sum of $8.626 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries after September 30, 2023, all as more fully set forth in the agreement; and a debt-to-capital ratio as defined in accordance with the agreement not to exceed 0.35 to 1.00;
•A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the agreement; and
•Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit facility agreement, as currently in effect, provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable. As of December 31, 2023, LNC was in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets. Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid. Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default. The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults. Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable. As of December 31, 2023, we were in compliance with all such covenants.
15. Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2023		As of December 31, 2022
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Fixed maturity AFS securities	$82,300	$82,300	$99,465	$99,465
Trading securities	2,321	2,321	3,446	3,446
Equity securities	306	306	427	427
Mortgage loans on real estate	18,873	17,330	18,211	16,477
Derivative investments	6,305	6,305	3,519	3,519
Other investments	4,757	4,757	3,577	3,577
Cash and invested cash	3,193	3,193	2,499	2,499
MRB assets	3,894	3,894	2,807	2,807
Other assets:
Ceded MRBs	274	274	540	540
Indexed annuity ceded embedded derivatives	940	940	525	525
LPR ceded derivative	206	206	212	212
Separate account assets	158,257	158,257	143,536	143,536

Liabilities
Policyholder account balances:
Account balances of certain investment contracts	(44,615)	(34,020)	(43,550)	(34,251)
RILA, fixed annuity and IUL contracts	(9,077)	(9,077)	(4,783)	(4,783)
Funds withheld reinsurance liabilities – reinsurance-related
embedded derivatives	493	493	681	681
MRB liabilities	(1,716)	(1,716)	(2,078)	(2,078)
Short-term debt	(840)	(841)	(562)	(562)
Long-term debt	(2,195)	(2,125)	(2,269)	(2,166)
Other liabilities:
Ceded MRBs	(1,149)	(1,149)	(246)	(246)
Derivative liabilities	(356)	(356)	(254)	(254)
Remaining guaranteed interest and similar contracts	(411)	(411)	(574)	(574)

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on the Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments, excluding short-term investments, approximates fair value. Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. Other investments also includes FHLB stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy. The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Separate Account Assets

Separate account assets are primarily carried at fair value.  A portion of our separate account assets includes LPs, which are accounted for using the equity method of accounting. The carrying value is based on our proportional share of the net assets of the LPs and approximates fair value. The inputs used to measure the fair value of the separate account asset LPs are classified as Level 3 within the fair value hierarchy.

Policyholder Account Balances

Policyholder account balances include account balances of certain investment contracts. The fair value of the account balances of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of these policyholder account balances are classified as Level 3 within the fair value hierarchy.

Other Liabilities

Other liabilities include remaining guaranteed interest and similar contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2023 and 2022, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The inputs used to measure the fair value of these other liabilities are classified as Level 3 within the fair value hierarchy.
Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Fair Value Option

Mortgage loans on real estate, net of allowance for credit losses, as reported on the Consolidated Balance Sheets, includes mortgage loans on real estate for which the fair value option was elected. The fair value option allows us to elect fair value as an alternative measurement for mortgage loans not otherwise reported at fair value. We have made these elections for certain mortgage loans associated with modified coinsurance agreements to help mitigate the inconsistency in earnings that would otherwise result from the use of embedded derivatives included with these loans. Changes in fair value are reflected in realized gain (loss) on the Consolidated Statement of Comprehensive Income (Loss). Changes in fair value due to instrument-specific credit risk are estimated using changes in credit spreads and quality ratings for the period reported. Mortgage loans on real estate for which the fair value option was elected are valued using third-party pricing services. We have procedures in place to review the valuations each quarter to ensure they are reasonable, including utilizing a separate third party to reperform the valuation for a selection of mortgage loans on an annual basis. Due to lack of observable inputs, mortgage loans electing the fair value option are classified as Level 3 within the fair value hierarchy.

The fair value and aggregate contractual principal for mortgage loans on real estate where the fair value option was elected (in millions) were as follows:

	As of December 31,
	2023	2022
Fair value	$288	$487
Aggregate contractual principal	326	514

As of December 31, 2023 and 2022, no loans for which the fair value option was elected were in non-accrual status, and none were more than 90 days past due and still accruing interest.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2023 or 2022.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2023
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$57,397	$6,469	$63,866
U.S. government bonds	373	20	–	393
State and municipal bonds	–	2,537	5	2,542
Foreign government bonds	–	278	–	278
RMBS	–	1,589	13	1,602
CMBS	–	1,336	8	1,344
ABS	–	10,559	1,484	12,043
Hybrid and redeemable preferred securities	46	138	48	232
Trading securities	–	2,037	284	2,321
Equity securities	1	263	42	306
Mortgage loans on real estate	–	–	288	288
Derivative investments (1)	–	10,705	622	11,327
Other investments – short-term investments	–	233	–	233
Cash and invested cash	–	3,193	–	3,193
MRB assets	–	–	3,894	3,894
Other assets:
Ceded MRBs	–	–	274	274
Indexed annuity ceded embedded derivatives	–	–	940	940
LPR ceded derivative	–	–	206	206
Separate account assets	402	157,855	–	158,257
Total assets	$822	$248,140	$14,577	$263,539

Liabilities
Policyholder account balances – RILA, fixed annuity
and IUL contracts	$–	$–	$(9,077)	$(9,077)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	493	–	493
MRB liabilities	–	–	(1,716)	(1,716)
Other liabilities:
Ceded MRBs	–	–	(1,149)	(1,149)
Derivative liabilities (1)	–	(4,792)	(586)	(5,378)
Total liabilities	$–	$(4,299)	$(12,528)	$(16,827)

	As of December 31, 2022
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$73,980	$5,186	$79,166
U.S. government bonds	332	19	–	351
State and municipal bonds	–	4,850	35	4,885
Foreign government bonds	–	311	–	311
RMBS	–	1,835	1	1,836
CMBS	–	1,667	–	1,667
ABS	–	9,782	1,117	10,899
Hybrid and redeemable preferred securities	40	261	49	350
Trading securities	–	2,865	581	3,446
Equity securities	–	274	153	427
Mortgage loans on real estate	–	–	487	487
Derivative investments (1)	–	5,929	605	6,534
Other investments – short-term investments	–	30	–	30
Cash and invested cash	–	2,499	–	2,499
MRB assets	–	–	2,807	2,807
Other assets:
Ceded MRBs	–	–	540	540
Indexed annuity ceded embedded derivatives	–	–	525	525
LPR ceded derivative	–	–	212	212
Separate account assets	412	143,124	–	143,536
Total assets	$784	$247,426	$12,298	$260,508

Liabilities
Policyholder account balances – indexed annuity
and IUL contracts embedded derivatives	$–	$–	$(4,783)	$(4,783)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	681	–	681
MRB liabilities	–	–	(2,078)	(2,078)
Other liabilities:
Ceded MRBs	–	–	(246)	(246)
Derivative liabilities (1)	–	(2,666)	(603)	(3,269)
Total liabilities	$–	$(1,985)	$(7,710)	$(9,695)

(1) Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology. The summary schedule excludes changes to MRB assets and MRB liabilities as these balances are rolled forward in Note 10.

	For the Year Ended December 31, 2023
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$5,186	$(17)	$28	$1,284	$(12)	$6,469
State and municipal bonds	35	(4)	4	(30)	–	5
RMBS	1	–	–	5	7	13
CMBS	–	–	–	(4)	12	8
ABS	1,117	–	9	733	(375)	1,484
Hybrid and redeemable preferred
securities	49	–	(2)	(2)	3	48
Trading securities	581	17	–	(313)	(1)	284
Equity securities	153	(19)	–	(98)	6	42
Mortgage loans on real estate	487	(7)	5	(197)	–	288
Derivative investments	2	(13)	–	16	31	36
Other assets:
Ceded MRBs (3)	540	(266)	–	–	–	274
Indexed annuity ceded embedded
derivatives (4)	525	6	–	409	–	940
LPR ceded derivative (5)	212	(6)	–	–	–	206
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(4,783)	(3,193)	–	(1,101)	–	(9,077)
Other liabilities – ceded MRBs (3)	(246)	(903)	–	–	–	(1,149)
Total, net	$3,859	$(4,405)	$44	$702	$(329)	$(129)

	For the Year Ended December 31, 2022
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$8,801	$1	$(1,542)	$592	$(2,666)	$5,186
State and municipal bonds	–	–	(1)	–	36	35
Foreign government bonds	41	–	(6)	(30)	(5)	–
RMBS	3	–	1	21	(24)	1
CMBS	–	–	–	17	(17)	–
ABS	870	–	(113)	676	(316)	1,117
Hybrid and redeemable preferred
securities	90	(4)	(21)	(12)	(4)	49
Trading securities	828	(80)	–	(152)	(15)	581
Equity securities	91	52	–	25	(15)	153
Mortgage loans on real estate	739	(20)	(5)	(227)	–	487
Derivative investments	21	2	(6)	–	(15)	2
Other assets:
Ceded MRBs (3)	4,114	(3,574)	–	–	–	540
Indexed annuity ceded embedded
derivatives (4)	528	(215)	–	212	–	525
LPR ceded derivative (5)	318	(106)	–	–	–	212
Policyholder account balances – indexed
annuity and IUL contracts embedded
derivatives (4)	(6,131)	1,975	–	(627)	–	(4,783)
Other liabilities – ceded MRBs (3)	(17)	(229)	–	–	–	(246)
Total, net	$10,296	$(2,198)	$(1,693)	$495	$(3,041)	$3,859

	For the Year Ended December 31, 2021
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$7,761	$3	$(182)	$1,189	$30	$8,801
U.S. government bonds	5	–	–	(5)	–	–
Foreign government bonds	74	–	(11)	80	(102)	41
RMBS	2	–	–	2	(1)	3
CMBS	1	(1)	–	8	(8)	–
ABS	570	1	(9)	602	(294)	870
Hybrid and redeemable preferred
securities	103	–	25	(38)	–	90
Trading securities	643	(3)	–	210	(22)	828
Equity securities	57	38	–	(4)	–	91
Mortgage loans on real estate	832	11	5	(109)	–	739
Derivative investments	1,542	1,255	(3)	(139)	(2,634)	21
Other assets:
Ceded MRBs (3)	6,539	(2,425)	–	–	–	4,114
Indexed annuity ceded embedded
derivatives (4)	550	87	–	(109)	–	528
LPR ceded derivative (5)	–	–	–	–	318	318
Policyholder account balances – indexed
annuity and IUL contracts embedded
derivatives (4)	(3,594)	(2,709)	–	172	–	(6,131)
Other liabilities – ceded MRBs (3)	–	(17)	–	–	–	(17)
Total, net	$15,085	$(3,760)	$(175)	$1,859	$(2,713)	$10,296
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2) Amortization and accretion of premiums and discounts are included in net investment income on the Consolidated Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Gains (losses) from the changes in fair value are included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(4) Gains (losses) from the changes in fair value are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(5) Gains (losses) from the changes in fair value are included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, (in millions) as reported above:

	For the Year Ended December 31, 2023
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$2,035	$(334)	$(34)	$(372)	$(11)	$1,284
State and municipal bonds	–	(30)	–	–	–	(30)
RMBS	5	–	–	–	–	5
CMBS	–	–	–	(4)	–	(4)
ABS	971	(2)	–	(230)	(6)	733
Hybrid and redeemable preferred
securities	–	–	–	–	(2)	(2)
Trading securities	–	(231)	–	(82)	–	(313)
Equity securities	1	(99)	–	–	–	(98)
Mortgage loans on real estate	5	–	–	(202)	–	(197)
Derivative investments	19	–	(3)	–	–	16
Other assets – indexed annuity ceded
embedded derivatives	404	–	–	5	–	409
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,113)	–	–	12	–	(1,101)
Total, net	$2,327	$(696)	$(37)	$(873)	$(19)	$702

	For the Year Ended December 31, 2022
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,335	$(398)	$(81)	$(231)	$(33)	$592
Foreign government bonds	–	–	(30)	–	–	(30)
RMBS	21	–	–	–	–	21
CMBS	17	–	–	–	–	17
ABS	918	–	–	(235)	(7)	676
Hybrid and redeemable preferred
securities	–	–	–	–	(12)	(12)
Trading securities	287	(229)	–	(210)	–	(152)
Equity securities	34	(9)	–	–	–	25
Mortgage loans on real estate	15	–	–	(242)	–	(227)
Other assets – indexed annuity ceded
embedded derivatives	124	–	–	88	–	212
Policyholder account balances – indexed
annuity and IUL contracts embedded
derivatives	(710)	–	–	83	–	(627)
Total, net	$2,041	$(636)	$(111)	$(747)	$(52)	$495

	For the Year Ended December 31, 2021
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,861	$(110)	$(109)	$(423)	$(30)	$1,189
U.S. government bonds	–	–	(5)	–	–	(5)
Foreign government bonds	80	–	–	–	–	80
RMBS	2	–	–	–	–	2
CMBS	8	–	–	–	–	8
ABS	835	–	–	(233)	–	602
Hybrid and redeemable preferred
securities	12	(20)	–	–	(30)	(38)
Trading securities	383	(25)	–	(148)	–	210
Equity securities	6	(10)	–	–	–	(4)
Mortgage loans on real estate	96	(101)	(26)	(78)	–	(109)
Derivative investments	174	(124)	(189)	–	–	(139)
Other assets – indexed annuity ceded
embedded derivatives	55	–	–	(164)	–	(109)
Policyholder account balances – indexed
annuity and IUL contracts embedded
derivatives	(400)	–	–	572	–	172
Total, net	3,112	(390)	(329)	(474)	(60)	1,859

The following summarizes changes in unrealized gains (losses) included in net income related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Trading securities (1)	$8	$(81)	$4
Equity securities (1)	(16)	54	40
Mortgage loans on real estate (1)	(8)	(20)	12
Derivative investments (1)	1	2	1,051
MRBs (2)	1,071	(359)	1,530
Other assets – LPR ceded derivative (3)	(6)	(106)	–
Embedded derivatives - indexed annuity
and IUL contracts (1)	(20)	(95)	44
Total, net	$1,030	$(605)	$2,681
(1) Included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(2) Included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Fixed maturity AFS securities:
Corporate bonds	$7	$(1,553)	$(183)
State and municipal bonds	3	(1)	–
Foreign government bonds	–	(7)	(10)
ABS	3	(115)	(9)
Hybrid and redeemable preferred
securities	(1)	(21)	26
Mortgage loans on real estate	4	(5)	4
Total, net	$16	$(1,702)	$(172)

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2023
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$194	$(206)	$(12)
RMBS	12	(5)	7
CMBS	12	–	12
ABS	2	(377)	(375)
Hybrid and redeemable preferred securities	16	(13)	3
Trading securities	6	(7)	(1)
Equity securities	6	–	6
Derivative investments	31	–	31
Total, net	$279	$(608)	$(329)

	For the Year Ended December 31, 2022
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$296	$(2,962)	$(2,666)
State and municipal bonds	36	–	36
Foreign government bonds	–	(5)	(5)
RMBS	–	(24)	(24)
CMBS	–	(17)	(17)
ABS	16	(332)	(316)
Hybrid and redeemable preferred securities	–	(4)	(4)
Trading securities	4	(19)	(15)
Equity securities	–	(15)	(15)
Derivative investments	–	(15)	(15)
Total, net	$352	$(3,393)	$(3,041)

	For the Year Ended December 31, 2021
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$164	$(134)	$30
Foreign government bonds	–	(102)	(102)
RMBS	–	(1)	(1)
CMBS	–	(8)	(8)
ABS	36	(330)	(294)
Trading securities	12	(34)	(22)
Derivative investments	24	(2,658)	(2,634)
Other assets – LPR ceded derivative	318	–	318
Total, net	$554	$(3,267)	$(2,713)
Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2023, 2022 and 2021, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available. In 2022,transfers out of Level 3 included corporate bonds and ABS for which we changed valuation techniques. This change in valuation technique was primarily from a change to a third-party-provided pricing model that did not use significant unobservable inputs. In 2021, transfers out of Level 3 included derivative instruments for which we changed valuation techniques. This change in valuation technique was primarily from unobservable inputs in counterparty models to a mathematical model provided by a third party. These updated valuation techniques are considered industry standard and provide us with greater visibility into the economic valuation inputs.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2023:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS and
trading securities:
Corporate bonds	$183	Discounted cash flow	Liquidity/duration adjustment (2)	(0.2)%	–	3.7%	2.1%
State and municipal
bonds	5	Discounted cash flow	Liquidity/duration adjustment (2)	0.9%	–	2.2%	2.1%
CMBS	8	Discounted cash flow	Liquidity/duration adjustment (2)	2.3%	–	2.3%	2.3%
ABS	12	Discounted cash flow	Liquidity/duration adjustment (2)	1.8%	–	1.8%	1.8%
Hybrid and redeemable
preferred securities	7	Discounted cash flow	Liquidity/duration adjustment (2)	1.4%	–	1.5%	1.5%
Equity securities	5	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	3,894
Other assets – ceded MRBs	274	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	94%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.51%	–	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	13.92%
Other assets – indexed
annuity ceded embedded
derivatives	940	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
Other assets – LPR ceded
derivative	206	Discounted cash flow	Lapse (3)	0.1%	–	2.00%	(10)
			Non-performance risk (6)	0.51%	–	2.13%	1.58%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(9,013)	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(1,716)
Other liabilities – ceded
MRBs	(1,149)	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	94%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.51%	–	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	13.92%

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2022:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS and
trading securities:
Corporate bonds	$201	Discounted cash flow	Liquidity/duration adjustment (2)	(0.2)%	–	4.2%	2.1%
State and municipal
bonds	35	Discounted cash flow	Liquidity/duration adjustment (2)	1.2%	–	2.4%	2.3%
ABS	15	Discounted cash flow	Liquidity/duration adjustment (2)	1.4%	–	1.4%	1.4%
Hybrid and redeemable
preferred securities	3	Discounted cash flow	Liquidity/duration adjustment (2)	1.5%	–	1.5%	1.5%
Equity securities	4	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	2,807
Other assets – ceded MRBs	540	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	94%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.35%	–	2.41%	1.73%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	28%	14.47%
Other assets – indexed
annuity ceded embedded
derivatives	525	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
Other assets – LPR ceded
derivative	212	Discounted cash flow	Lapse (3)	0%	–	1.55%	(10)
			Non-performance risk (6)	0.35%	–	2.41%	1.75%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(4,845)	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(2,078)
Other liabilities – ceded
MRBs	(246)	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	94%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.35%	–	2.41%	1.73%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	28%	14.47%
(1) Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(3) The lapse input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapses during the surrender charge period.
(4) The utilization of GLB withdrawals input represents the estimated percentage of policyholders that utilize the GLB withdrawal riders.
(5) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the MRB calculation to estimate the impact of inefficient GLB withdrawal behavior, including taking less than or more than the maximum GLB withdrawal.

(6) The non-performance risk input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The non-performance risk input was weighted by the absolute value of the sensitivity of the reserve to the non-performance risk assumption. The non-performance risk input for LPR ceded derivative was weighted using a simple average.
(7) The mortality input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(8) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account balance assigned to each index.
(9) The mortality is based on a combination of company and industry experience, adjusted for improvement factors.
(10) A weighted average input range is not a meaningful measurement for lapse, utilization factors or mortality.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

• Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse or mortality inputs would have resulted in a decrease in the fair value measurement.
•LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in an increase in the fair value measurement.
•MRBs – Assuming our MRBs are in a liability position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in a decrease in the fair value measurement, except for policies with GDB riders only, in which case an increase in mortality inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

•Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse or mortality inputs would have resulted in a decrease in the fair value measurement.

16. Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants. These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits. We comply with applicable minimum funding requirements. In accordance with such practice, we were not required to make contributions for the years ended December 31, 2023 and 2022. We do not expect to be required to make any contributions to these pension plans in 2024. We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents. Total net periodic cost (recovery) for these plans was $2 million, $(2) million and $1 million during 2023, 2022 and 2021, respectively, which was reported within commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss). In 2024, we expect the plans to make benefit payments of approximately $9 million.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2023	2022	2023	2022
			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$71	$77	$10	$9
Projected benefit obligation	77	82	6	6
Funded status	$(6)	$(5)	$4	$3

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$–	$–	$4	$3
Other liabilities	(6)	(5)	–	–
Net amount recognized	$(6)	$(5)	$4	$3

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	5.44%	5.66%	5.45%	5.70%
Net periodic benefit cost:
Weighted-average discount rate	5.62%	3.07%	5.70%	3.73%
Expected return on plan assets	6.00%	5.00%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2023, and projected benefit obligation cash flows. The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation. We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2023	2022
Fixed maturity securities:
Corporate bonds	$23	$33
U.S. government bonds	22	17
CMBS	2	2
Common stock	21	22
Cash and invested cash	3	3
Other investments	10	9
Total	$81	$86

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors. These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits. We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees. Our expense (benefit) for these plans was $1 million, $(35) million and $(28) million for the years ended December 31, 2023, 2022 and 2021, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986. We also participate in defined contribution plans sponsored by LNC for eligible employees. Our expense for these plans was $114 million, $99 million and $104 million, for the years ended December 31, 2023, 2022 and 2021, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents. Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC. The results of certain notional investment options within some of the plans are hedged by total return swaps. Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options. Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. Our expense for these plans was $22 million, $12 million and $18 million for the years ended December 31, 2023, 2022 and 2021, respectively. For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2023	2022
Total liabilities (1)	$695	$623
Investments dedicated to fund liabilities (2)	233	206

(1) Reported in other liabilities on the Consolidated Balance Sheets.
(2) Reported in other assets on the Consolidated Balance Sheets.

17. Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units (“RSUs”), among other types of awards. LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Stock options	$7	$6	$8
Performance shares	12	9	17
RSUs	40	33	33
Total	$59	$48	$58

Recognized tax benefit	$9	$11	$12

18. Contingencies and Commitments

Contingencies

Reinsurance Disputes

Certain reinsurers have sought rate increases on certain yearly renewable term agreements. We are disputing the requested rate increases under these agreements. We may initiate legal proceedings, as necessary, under these agreements in order to protect our contractual rights. Additionally, reinsurers have initiated, and may in the future initiate, legal proceedings against us. While this may impact the Life Insurance segment, we believe it is unlikely the outcome of these disputes would have a material impact on the consolidated financial statements.

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, the Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2023.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2023, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $190 million, after-tax. Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Among other matters, we are presently engaged in litigation, including relating to cost of insurance rates (“Cost of Insurance and Other Litigation”), as described below. No accrual has been made for some of these matters. Although a loss is believed to be reasonably possible for these matters, for some of these matters, we are not able to estimate a reasonably possible amount or range of potential liability. An adverse outcome in one or more of these matters may have a material impact on the consolidated financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance and Other Litigation

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016. Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on behalf of all such policyholders. On January 11, 2019, the court dismissed plaintiff’s complaint in its entirety. In response, plaintiff filed a motion for leave to amend the complaint, which, on September 25, 2023, the court granted in part and denied in part. Plaintiff filed an amended complaint on October 10, 2023. On March 7, 2024, the parties entered into a settlement agreement, which is subject to court approval. The provisional settlement encompasses policies that are at issue in the Glover case, which also includes all policies in the lawsuits captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company and Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, both of which are described below, and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024. The provisional settlement, which is subject to both preliminary and final approval of the court, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski).

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016. We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Case No. 2:16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action cases that were consolidated by an order dated March 20, 2017. Plaintiffs purport to own certain universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016. Plaintiffs sought to represent classes of policyowners and sought damages on their behalf. On August 9, 2022, the court denied plaintiffs’ motion for class certification. The parties participated in a mediation on December 13, 2022, and subsequently reached a settlement. On January 26, 2023, the parties informed the presiding judge of a class settlement in this action, subject to final documentation and court approval. On March 24, 2023, plaintiffs filed a motion for preliminary approval of the class settlement, which was granted by the court on June 14, 2023. The provisional settlement, which was subject to both preliminary and final approval of the court, consisted of $117.75 million in pre-tax cash (in the aggregate for both this litigation and the In re: Lincoln National 2017 COI Rate Litigation matter discussed immediately below) and a five-year cost of insurance rate freeze, among other terms. After certain policyholders timely opted out or otherwise excluded themselves from the settlement class with respect to certain policies, the pre-tax cash settlement fund was reduced to $109.96 million. The court granted final approval of the settlement on October 5, 2023. On December 27, 2023, the court ordered that supplemental notice of the class settlement be mailed to a small percentage of settlement class members who had not been sent the initial class notice. Those policyholders own policies representing less than 0.14% of the total of all Policy Claim Amounts (as defined in the parties’ settlement agreement) and have until 45 days after the completion of supplemental notice to object to or opt out of the settlement. Certain of the policyholders who did not participate in the settlement are plaintiffs in Brighton Trustees, LLC, et al. v. The Lincoln National Life Insurance Company and Ryan K. Crayne, on behalf of and as a trustee for Carlton Peak Trust v. The Lincoln National Life Insurance Company discussed further below. The remaining policyholders who are not participants in the settlement may bring individual actions in the future to the extent they have not already done so.

In re: Lincoln National 2017 COI Rate Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Case No. 2:17-cv-04150, is a consolidated litigation matter related to multiple putative class action cases that were consolidated by an order dated March 28, 2018. Plaintiffs purport to own certain universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017. Plaintiffs sought to represent classes of policyholders and sought damages on their behalf. On August 9, 2022, the court denied plaintiffs’ motion for class certification. The parties participated in a mediation on December 13, 2022, and subsequently reached a settlement. On January 26, 2023, the parties informed the presiding judge of a class settlement in this action, subject to final documentation and court approval. On March 24, 2023, plaintiffs filed a motion for preliminary approval of the class settlement, which was granted by the court on June 14, 2023. The provisional settlement, which was subject to both preliminary and final approval of the court, consists of $117.75 million in pre-tax cash (in the aggregate for both this litigation and the In re: Lincoln National COI Litigation matter discussed immediately above) and a five-year cost of insurance rate freeze, among other terms. After certain policyholders timely opted out or otherwise excluded themselves from the settlement class with respect to certain policies, the pre-tax cash settlement fund was reduced to $109.96 million. The court granted final approval of the settlement on October 5, 2023. On December 27, 2023, the court ordered that supplemental notice of the class settlement be mailed to a small percentage of settlement class members who had not been sent the initial class notice. Those policyholders own policies representing less than 0.14% of the total of all Policy Claim Amounts (as defined in the parties’ settlement agreement) and have until 45 days after the completion of supplemental notice to object to or opt out of the settlement. Certain of the policyholders who did not participate in the settlement are plaintiffs in Brighton Trustees, LLC, et al. v. The Lincoln National Life Insurance Company and Ryan K. Crayne, on behalf of and as a trustee for Carlton Peak Trust v. The Lincoln National Life Insurance Company discussed further below. The remaining policyholders who are not participants in the settlement may bring individual actions in the future to the extent they have not already done so.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018. Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a settlement agreement, which is subject to court approval. The provisional settlement encompasses policies that are at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York (discussed below), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024. The provisional settlement, which is subject to both preliminary and final approval of the court, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). A motion has been filed to stay the proceedings in this matter (as well as the Iwanski matter) pending the completion of the settlement approval process in Glover.

LSH Co. and Wells Fargo Bank, National Association, as securities intermediary for LSH Co. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-05529, is a civil action filed on December 21, 2018. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts when LNL increased non-guaranteed cost of insurance rates in 2016 and 2017. We are vigorously defending this matter.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. On March 31, 2022, the court issued an order granting plaintiff’s motion for class certification and certified a class of all current or former owners of six universal life insurance products issued by LLANY that were assessed a cost of insurance charge any time on or after June 27, 2013. Plaintiff seeks damages on behalf of the class. On April 19, 2023, LLANY filed a motion for summary judgment. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a settlement agreement, which is subject to court approval. The provisional settlement encompasses policies that are at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company (discussed above), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024. The provisional settlement, which is subject to both preliminary and final approval of the court, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). On March 8, 2024, we wrote to the court requesting a pre-motion conference in advance of LLANY’s planned motion to stay proceedings in this matter pending the completion of the settlement approval process in Glover.

Angus v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:22-cv-01878, is a putative class action filed on May 13, 2022. Plaintiff alleges that defendant LNL breached the terms of her life insurance policy by deducting non-guaranteed cost of insurance charges in excess of what is permitted by the policies. Plaintiff seeks to represent all owners of universal life insurance policies issued or insured by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on their behalf. Breach of contract is the only cause of action asserted. On August 26, 2022, LNL filed a motion to dismiss. We are vigorously defending this matter.

Brighton Trustees, LLC, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, Case No. 2:23-cv-02251, is a civil action filed on April 20, 2023. On June 12, 2023, the U.S. District Court for the Northern District of Indiana granted a motion filed by LNL to transfer the case to the U.S. District Court for the Eastern District of Pennsylvania. Plaintiffs purport to own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs allege that LNL breached the terms of policyholders’ contracts and converted property when it increased non-guaranteed cost of insurance rates beginning in 2016. We are vigorously defending this matter.

Ryan K. Crayne, on behalf of and as trustee for Carlton Peak Trust v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, Case No. 2:24-cv-00053-GJP, is a civil action filed on November 17, 2023. On January 4, 2024, upon the parties’ stipulation, the U.S. District Court for the Northern District of Indiana transferred the case to the U.S. District Court for the Eastern District of Pennsylvania. Plaintiff purports to own claims regarding universal life policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiff alleges that LNL breached the terms of policyholders’ contracts and converted property when it increased non-guaranteed cost of insurance rates beginning in 2016. We are vigorously defending this matter.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020. Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death. Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies. Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class. On July 2, 2021, the court granted, with prejudice, LLANY’s November 2020 motion to dismiss this matter. Plaintiff filed a notice of appeal on July 28, 2021, and on September 26, 2022, the U.S. Court of Appeals for the Second Circuit reserved its decision and certified a question to the New York Court of Appeals. On October 20, 2022, the New York Court of Appeals accepted the question. On October 19, 2023, the New York Court of Appeals answered the question in LLANY’s favor and transmitted the decision to the U.S. Court of Appeals for the Second Circuit. Plaintiff sought, and was granted, supplemental briefing before the U.S. Court of Appeals for the Second Circuit with respect to certain aspects of the New York Court of Appeals’ decision. The supplemental briefing was completed January 23, 2024. We are vigorously defending this matter.

Henry Morgan et al. v. Lincoln National Corporation d/b/a Lincoln Financial Group, et al, filed in the District Court of the 14th Judicial District of Dallas County, Texas, No. DC-23-02492, is a putative class action that was filed on February 22, 2023. Plaintiffs Henry Morgan, Susan Smith, Charles Smith, Laura Seale, Terri Cogburn, Laura Baesel, Kathleen Walton, Terry Warner, and Toni Hale (“Plaintiffs”) allege on behalf of a putative class that Lincoln National Corporation d/b/a Lincoln Financial Group, LNL and LLANY (together, “Lincoln”), FMR, LLC, and Fidelity Product Services, LLC (“Fidelity”) created and marketed misleading and deceptive insurance products with attributes of investment products. The putative class comprises all individuals and entities who purchased Lincoln OptiBlend products that allocated account monies to the 1-Year Fidelity AIM Dividend Participation Account, between January 1, 2020, to December 31, 2022. Plaintiffs assert the following claims individually and on behalf of the class, (1) violations of the Texas Deceptive Trade Practices Act against Lincoln; (2) common-law fraud against Lincoln; (3) negligent misrepresentation against Lincoln and Fidelity; and (4) aiding and abetting fraud against Fidelity. Plaintiffs allege they suffered damages from “a missed investment return of approximately 5-6%” and mitigation damages. They seek actual, consequential and punitive damages, as well as pre-judgment and post-judgment interest, attorney’s fees, and litigation costs. On March 31, 2023, the Lincoln defendants filed a notice of removal removing the action from the 14th Judicial District of Dallas County, Texas, to the United States District Court for the Northern District of Texas, Dallas Division. On May 8, 2023, the Lincoln defendants and the Fidelity defendants filed motions to dismiss, which remain pending. We are vigorously defending this matter.

Commitments

Leases

As of December 31, 2023 and 2022, we had operating lease ROU assets of $80 million and $110 million, respectively, and associated lease liabilities of $89 million and $119 million, respectively. The weighted-average discount rate was 3.7% and 2.8%, respectively, and the weighted-average remaining lease term was four years and five years, respectively, as of December 31, 2023 and 2022. Operating lease expense for the years ended December 31, 2023, 2022 and 2021, was $41 million, $45 million and $41 million, respectively, and reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

As of December 31, 2023 and 2022, we had finance lease assets of $5 million and $14 million, respectively, and associated finance lease liabilities of $27 million and $106 million, respectively. The accumulated amortization associated with the finance lease assets was $467 million and $458 million as of December 31, 2023 and 2022, respectively. These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives. The weighted-average discount rate was 6.4% and 2.9%, respectively, and the weighted-average remaining lease term was two years and one year, respectively, as of December 31, 2023 and 2022.

Finance lease expense (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Amortization of finance lease assets (1)	$9	$23	$38
Interest on finance lease liabilities (2)	5	4	3
Total	$14	$27	$41

(1) Amortization of finance lease assets is reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).
(2) Interest on finance lease liabilities is reported in interest and debt expense on the Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to leases:

	For the Years Ended December 31,
	2023	2022	2021
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$41	$47	$40
Financing cash flows from finance leases	83	74	62

Supplemental Non-Cash Information
ROU assets obtained in exchange for new lease obligations:
Operating leases	$–	$6	$8

Our future minimum lease payments (in millions) under non-cancellable leases as of December 31, 2023, were as follows:

	Operating Leases	Finance Leases
2024	$34	$18
2025	26	7
2026	22	4
2027	15	–
2028	8	–
Thereafter	7	–
Total future minimum lease payments	112	29
Less: Amount representing interest	23	2
Present value of minimum lease payments	$89	$27

As of December 31, 2023, we had no leases that had not yet commenced.

Certain Financing Arrangements

We periodically enter into sale-leaseback arrangements that do not meet the criteria of a sale for accounting purposes. As such, we account for these transactions as financing arrangements. As of December 31, 2023 and 2022, we had $595 million and $558 million, respectively, of financing obligations reported within other liabilities on the Consolidated Balance Sheets. Future payments due on certain financing arrangements (in millions) as of December 31, 2023, were as follows:

2024	$152
2025	172
2026	224
2027	127
2028	10
Thereafter	6
Total future minimum lease payments	691
Less: Amount representing interest	96
Present value of minimum lease payments	$595

Vulnerability from Concentrations

As of December 31, 2023, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition. For information on our investment and reinsurance concentrations, see Notes 4 and 8, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(1) million and $(3) million as of December 31, 2023 and 2022, respectively.

19. Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain Other Investments
Balance as of beginning-of-year	$(8,526)	$9,153	$8,993
Cumulative effect from adoption of new accounting standards	–	–	3,584
Unrealized holding gains (losses) arising during the year	2,122	(24,475)	(4,478)
Change in foreign currency exchange rate adjustment	178	(321)	(143)
Change in future contract benefits and policyholder account balances, net of reinsurance	638	2,292	893
Income tax benefit (expense)	(650)	4,815	797
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(3,425)	(13)	624
Income tax benefit (expense)	719	3	(131)
Balance as of end-of-year	$(3,532)	$(8,526)	$9,153
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$301	$258	$42
Cumulative effect from adoption of new accounting standard	–	–	25
Unrealized holding gains (losses) arising during the year	162	(154)	141
Change in foreign currency exchange rate adjustment	(169)	312	152
Income tax benefit (expense)	2	(34)	(63)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	60	103	49
Income tax benefit (expense)	(13)	(22)	(10)
Balance as of end-of-year	$249	$301	$258
Market Risk Benefit Non-Performance Risk Gain (Loss)
Balance as of beginning-of-year	$1,739	$1,951	$–
Cumulative effect from adoption of new accounting standard	–	–	2,874
Adjustment arising during the year	(854)	(267)	(1,174)
Income tax benefit (expense)	184	55	251
Balance as of end-of-year	$1,069	$1,739	$1,951
Policyholder Liability Discount Rate Remeasurement Gain (Loss)
Balance as of beginning-of-year	$790	$(1,101)	$–
Cumulative effect from adoption of new accounting standard	–	–	(1,661)
Adjustment arising during the year	(187)	2,406	711
Income tax benefit (expense)	42	(515)	(151)
Balance as of end-of-year	$645	$790	$(1,101)
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(17)	$(11)	$(14)
Adjustment arising during the year	1	(6)	4
Income tax benefit (expense)	–	–	(1)
Balance as of end-of-year	$(16)	$(17)	$(11)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Reclassification	$(4,014)	$(13)	$624	Realized gain (loss)
Associated change in future contract benefits	589	–	–	Benefits
Reclassification before income
tax benefit (expense)	(3,425)	(13)	624	Income (loss) before taxes
Income tax benefit (expense)	719	3	(131)	Federal income tax expense (benefit)
Reclassification, net of income tax	$(2,706)	$(10)	$493	Net income (loss)
Unrealized Gain (Loss) on Derivative Instruments
Interest rate contracts	$(1)	$2	$3	Net investment income
Foreign currency contracts	54	62	48	Net investment income
Foreign currency contracts	7	39	(2)	Realized gain (loss)
Reclassifications before income
tax benefit (expense)	60	103	49	Income (loss) before taxes
Income tax benefit (expense)	(13)	(22)	(10)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$47	$81	$39	Net income (loss)
20. Segment Information

We provide products and services and report results through our Annuities, Life Insurance, Group Protection and Retirement Plan Services segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering variable annuities (including RILA) and fixed annuities (including indexed).

The Life Insurance segment focuses on the creation and protection of wealth through life insurance products, including term insurance, both single (including UL, corporate-owned UL and VUL and bank-owned UL and VUL products) and survivorship versions of IUL and VUL products, linked-benefit products (which are UL and VUL with riders providing for long-term care costs), and critical illness and long-term care riders, which can be attached to IUL or VUL policies.

The Group Protection segment offers group non-medical insurance products and services, including short- and long-term disability, statutory disability and paid family medical leave administration and absence management services, term life, dental, vision and accident, critical illness and hospital indemnity benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

Other Operations includes investments related to our excess capital; benefit plan obligations; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; Spark program expense; and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•Items related to annuity product features, which include changes in MRBs, including gains and losses and benefit payments, changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity contracts and the associated index options we hold to hedge them, including collateral expense associated with the hedge program (collectively, “net annuity product features”);
•Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of VUL hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our IUL contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
•Credit loss-related adjustments on fixed maturity AFS securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
•Changes in the fair value of equity securities, certain derivatives, certain other investments and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
•Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
•GLB rider fees ceded to LNBAR;
•Income (loss) from the initial adoption of new accounting standards, regulations and policy changes;
•Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business;
•Gains (losses) on modification or early extinguishment of debt;
•Losses from the impairment of intangible assets and gains (losses) on other non-financial assets; and
•Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•Changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts and the associated index options we hold to hedge them (collectively, “revenue adjustments from annuity and life insurance product features”);
•Credit loss-related adjustments;
•Investment gains (losses);
•Changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans;
•GLB rider fees ceded to LNBAR;
•Revenue adjustments from the initial adoption of new accounting standards; and
•Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 21%, where applicable, net of the impacts related to dividends received deduction and foreign tax credits and any other permanent differences for events recognized differently in our financial statements and federal income tax returns.

The tables below reconcile our segment measures of performance to the GAAP measures presented in the Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Revenues
Operating revenues:
Annuities (1)	$2,625	$4,102	$4,258
Life Insurance	6,362	6,344	6,938
Group Protection	5,560	5,303	4,994
Retirement Plan Services	1,290	1,257	1,306
Other Operations (1)	(778)	133	158
Revenue adjustments from annuity and life insurance product features	99	872	818
Credit loss-related adjustments	(74)	(129)	109
Investment gains (losses)	(4,080)	19	654
Changes in the fair value of reinsurance-related embedded derivatives,
trading securities and certain mortgage loans	(22)	588	165
GLB rider fees ceded to LNBAR	(923)	(932)	(888)
Total revenues (1)	$10,059	$17,557	$18,512

	For the Years Ended December 31,
	2023	2022	2021
Net Income (Loss)
Income (loss) from operations:
Annuities	$840	$948	$1,089
Life Insurance	(126)	(1,933)	497
Group Protection	297	40	(165)
Retirement Plan Services	155	198	235
Other Operations	(356)	(374)	(244)
Net annuity product features, after-tax	1,295	416	1,866
Net life insurance product features, after-tax	148	21	(1)
Credit loss-related adjustments, after-tax	(58)	(102)	86
Investment gains (losses), after-tax	(3,210)	15	516
Changes in the fair value of reinsurance-related embedded derivatives,
trading securities and certain mortgage loans, after-tax	(18)	465	130
GLB rider fees ceded to LNBAR, after-tax	(728)	(735)	(701)
Impairment of intangibles	–	(634)	–
Transaction and integration costs related to mergers,
acquisitions and divestitures, after-tax (2)	(27)	–	(11)
Net income (loss)	$(1,788)	$(1,675)	$3,297

(1)    Includes ceded insurance premiums primarily related to the Fortitude Re reinsurance transaction effective in the fourth quarter of 2023. For more information, see Note 8.
(2)    Includes costs pertaining to the Fortitude Re reinsurance transaction and the planned sale of LNC’s wealth management business. For more information, see Note 1 and Note 8, respectively.

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Net Investment Income
Annuities	$1,744	$1,387	$1,314
Life Insurance	2,515	2,464	3,054
Group Protection	336	333	364
Retirement Plan Services	999	966	982
Other Operations	118	124	125
Total net investment income	$5,712	$5,274	$5,839

	For the Years Ended December 31,
	2023	2022	2021
Federal Income Tax Expense (Benefit)
Annuities	$79	$128	$189
Life Insurance	(62)	(544)	112
Group Protection	79	11	(44)
Retirement Plan Services	25	32	48
Other Operations	(102)	(84)	(70)
Net annuity product features	344	112	496
Net life insurance product features	39	5	–
Credit loss-related adjustments	(16)	(27)	20
Investment gains (losses)	(853)	4	140
Changes in the fair value of reinsurance-related embedded derivatives,
trading securities and certain mortgage loans	(5)	123	35
GLB rider fees ceded to LNBAR	(194)	(197)	(186)
Transaction and integration costs related to mergers,
acquisitions and divestitures	(7)	–	(3)
Total federal income tax expense (benefit)	(673)	(437)	737

	As of December 31,
	2023	2022
Assets
Annuities	$186,716	$165,643
Life Insurance	107,529	97,373
Group Protection	9,741	9,830
Retirement Plan Services	46,969	42,275
Other Operations	23,021	20,461
Total assets	$373,976	$335,582

21. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2023	2022	2021
Fixed maturity AFS securities: (1)
Gross gains	$627	$37	$660
Gross losses	(428)	(50)	(36)
Credit loss benefit (expense) (2)	(21)	(14)	(11)
Intent to sell impairments	(4,213)	–	–
Realized gain (loss) on equity securities (3)	(6)	12	41
Credit loss benefit (expense) on mortgage loans on real estate	(16)	(3)	111
Credit loss benefit (expense) on reinsurance-related assets (4)	(35)	(112)	7
Realized gain (loss) on the mark-to-market on certain instruments (5)(6)	(509)	683	169
Indexed product derivative results (7)	(232)	74	22
GLB rider fees ceded to LNBAR and attributed fees	(112)	(168)	(91)
Other realized gain (loss)	11	(41)	(13)
Total realized gain (loss)	$(4,934)	$418	$859

(1) Includes impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the Fortitude Re reinsurance transaction. Pursuant to the applicable accounting guidance, the Company impaired the securities in a loss position down to fair market value upon entry into the agreements in the second quarter of 2023 and recognized additional impairment on certain of these securities during the third quarter of 2023 due to higher interest rates. Interest rates declined during the fourth quarter of 2023, which resulted in recognition of a $295 million pre-tax net gain upon close of the transaction, included in gross gains and gross losses. See Notes 4 and 8 for additional information.
(2) Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.
(3) Includes mark-to-market adjustments on equity securities still held of $8 million, $7 million and $44 million for the years ended December 31, 2023, 2022 and 2021, respectively.
(4) Includes the release of reinsurance recoverables and the corresponding allowance for credit losses related to a third-party reinsurer, Scottish Re, where liquidation proceedings commenced during the third quarter of 2023. As of September 30, 2023, reinsurance coverage terminated and all business ceded to Scottish Re was therefore recaptured.
(5) Represents changes in the fair values of derivatives we hold as part of VUL hedging, reinsurance-related embedded derivatives and trading securities. Also includes an $87 million pre-tax loss related to interest rate futures used to hedge the assets used as consideration in the Fortitude Re reinsurance transaction. See Note 8 for additional information.
(6) Includes gains and losses from fair value changes on mortgage loans on real estate accounted for under the fair value option of $(11) million, $(24) million and $3 million for the years ended December 31, 2023, 2022 and 2021, respectively.
(7) Represents the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts, and the associated index options to hedge policyholder index allocations applicable to future reset periods for our indexed annuity products.

22. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2023	2022	2021
Commissions	$2,082	$2,201	$2,227
General and administrative expenses	2,427	2,200	2,187
DAC and VOBA deferrals, net of amortization	(171)	(346)	(321)
Broker-dealer expenses	444	419	441
Taxes, licenses and fees	333	344	358
Expenses associated with reserve financing and LOCs	58	60	57
Specifically identifiable intangible asset amortization	37	37	37
Other amortization	5	12	11
Transaction and integration costs related to mergers, acquisitions and divestitures	34	–	14
Total	$5,249	$4,927	$5,011

23. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Current	$(255)	$(24)	$20
Deferred	(418)	(413)	717
Federal income tax expense (benefit)	$(673)	$(437)	$737

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022	2021
Income (loss) before taxes	$(2,461)	$(2,112)	$4,034
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	(517)	(444)	847
Effect of:
Tax-preferred investment income (1)	(126)	(90)	(88)
Tax credits	(40)	(42)	(26)
Excess tax expense (benefit) from stock-based compensation	3	(1)	–
Goodwill impairment	–	133	–
Other items	7	7	4
Federal income tax expense (benefit)	$(673)	$(437)	$737
Effective tax rate	27%	21%	18%

(1) Relates primarily to separate account dividends eligible for the dividends-received deduction.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2023	2022
Current	$546	$353
Deferred	49	734
Total federal income tax asset (liability)	$595	$1,087

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2023	2022
Deferred Tax Assets
Insurance liabilities and reinsurance-related balances	$322	$231
Compensation and benefit plans	175	152
Intangibles	18	21
Net unrealized loss on fixed maturity AFS securities	1,246	2,161
Net unrealized loss on trading securities	33	70
Investment activity	91	296
Tax credits	103	–
Net operating losses	87	278
Capital losses	93	–
Deferred gain on reinsurance	400	30
Total deferred tax assets	$2,568	$3,239
Deferred Tax Liabilities
DAC and VOBA	$1,906	$1,769
Reinsurance-related embedded derivative assets	104	143
MRB-related activity	286	228
Other	223	365
Total deferred tax liabilities	$2,519	$2,505
Net deferred tax asset (liability)	$49	$734

As of December 31, 2023, we have $103 million of federal income tax credits that can be carried forward to 2030 through 2033. As of December 31, 2023, we have $414 million of net operating losses to carry forward to future years. As of December 31, 2023, we have $442 million of capital losses to carry forward to future years. The net operating losses arose in tax years 2018 and 2021 and, under the Tax Cuts and Jobs Act changes, have an unlimited carryforward period. The capital losses arose in tax year 2023 and can be carried back three years and forward five years. As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized. Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2019. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our 2014, 2015, 2016 and 2017 refund claims. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the gross unrecognized federal tax benefits (in millions) was as follows:

	For the Years Ended December 31,
	2023	2022
Balance as of beginning-of-year	$59	$64
Decreases for prior year tax positions	(6)	(6)
Increases for prior year tax positions	23	1
Balance as of end-of-year	$76	$59

As of December 31, 2023 and 2022, $66 million and $43 million, respectively, of our gross unrecognized federal tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits primarily associated with separate account dividends-received deduction, tax credits and compensation, upon completion of our ongoing refund claims review, will decrease by $35 million by the end of 2024.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2023, 2022 and 2021, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2023 and 2022.

In August 2022, the Inflation Reduction Act of 2022 was passed by the U.S. Congress and signed into law by President Biden. The Inflation Reduction Act of 2022 established a new 15% corporate alternative minimum tax for corporations whose average adjusted net income for any consecutive three-year period beginning after December 31, 2022, exceeds $1.0 billion. This provision became effective for tax years beginning after December 31, 2022. We determined that we were not within the scope of the corporate alternative minimum tax for 2023.

24. Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners
(“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities: LNL, LLANY, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2023	2022
U.S. capital and surplus	$8,026	$8,507

	For the Years Ended December 31,
	2023	2022	2021
U.S. net gain (loss) from operations, after-tax	$(2,495)	$1,708	$(1,285)
U.S. net income (loss)	(2,924)	1,965	(569)
U.S. dividends to LNC holding company	495	645	1,910

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed or permitted accounting practices that differ from those found in NAIC SAP. These prescribed practices are the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. Also, the state of New York prescribes use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for variable annuity and individual life insurance contracts that may be more conservative than those required by NAIC SAP. The statutory permitted practices allow accounting for certain derivative assets at amortized cost and allow determining certain indexed annuity and indexed universal life statutory reserve calculations with the assumption that the market value of the related liability call option(s) associated with the current index term is zero. At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance. The statutory accounting practices also allow accounting for certain group fixed annuity assets at general account balances.

The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP. One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2023 and 2022. Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2023 and 2022. Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance agreements with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2023 and 2022. These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2023	2022
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$(1)	$3
Conservative valuation rate on certain annuities	(1)	(36)
Calculation of reserves using continuous CARVM	(1)	(1)
Conservative Reg 213 reserves on variable annuity and individual life contracts	(31)	(37)
State Permitted Practice
Derivative instruments and equity indexed reserves	(170)	14
Assets in group fixed annuity contracts held at general account balances	332	436
Vermont Subsidiaries Permitted Practices
Lesser of LOC and XXX additional reserve as surplus	1,776	1,838
LLC notes and variable value surplus notes	1,444	1,547
Excess of loss reinsurance agreements	563	549

The NAIC has adopted RBC requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2023, the Company’s RBC ratio was approximately four times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL’s subsidiary, LLANY, a New York-domiciled insurance company, is bound by similar restrictions under the laws of New York. Under New York law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends to LNC of approximately $780 million in 2024 without prior approval from the Commissioner of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

25. Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2023	2022	2021
Net cash paid (received) for:
Interest	$187	$126	$115
Income taxes	(110)	(61)	29
Non-cash transactions:
Net increase (decrease) in fixed maturity AFS securities, other investments and accrued investment income in connection with
reinsurance transactions	(20,264)	54	(3,700)
Establishment of funds withheld liability in connection with
a reinsurance transaction	(49)	–	–

26. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Balance Sheets:

	As of December 31,
	2023	2022
Assets with affiliates:
Inter-company notes	$1,063	$1,216	Fixed maturity AFS securities
Assumed reinsurance contracts	1	–	Policy Loans
			Deferred acquisition costs, value of business
Assumed/ceded reinsurance contracts	(131)	(138)	acquired and deferred sales inducements
Accrued inter-company interest receivable	16	13	Accrued investment income
			Reinsurance recoverables, net of allowance
Ceded reinsurance contracts	15,563	2,187	for credit losses
Ceded reinsurance contracts	642	899	Other assets
Cash management agreement	857	124	Other assets
Service agreement receivable	41	6	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	18	17	Future contract benefits
Assumed reinsurance contracts	352	361	Policyholder account balances
Inter-company short-term debt	840	562	Short-term debt
Inter-company long-term debt	2,195	2,269	Long-term debt
Ceded reinsurance contracts	5,862	2,517	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	897	(31)	Other liabilities
Accrued inter-company interest payable	18	15	Other liabilities
Service agreement payable	37	41	Other liabilities
Assumed/ceded reinsurance contracts	4,387	158	Other liabilities

Equity with affiliates:
Accumulated other comprehensive income –	774	55	Accumulated other comprehensive
assumed/ceded			income (loss)

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2023	2022	2021
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(498)	$(421)	$(468)	Insurance premiums
Fees for management of general account	(156)	(140)	(138)	Net investment income
Net investment income on ceded funds
withheld treaties	(238)	(161)	(113)	Net investment income
Net investment income on inter-company notes	65	40	29	Net investment income
Realized gains (losses) on ceded reinsurance
contracts:
Other gains (losses)	(9)	631	94	Realized gain (loss)
Reinsurance-related settlements	1,717	(1,068)	1,626	Realized gain (loss)
Amortization of deferred gain (loss) on reinsurance				Amortization of deferred gain
contracts	17	3	3	(loss) on business sold
				through reinsurance
Other revenues	(171)	–	–	Other revenues
Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded
reinsurance	(507)	(247)	(430)	Benefits
Interest credited on assumed reinsurance contracts	12	47	48	Interest credited
Market risk benefit (gain) loss
on ceded reinsurance contracts	1,129	3,543	2,199	Market risk benefit (gain) loss
Policyholder liability remeasurement (gain) loss				Policyholder liability remeasurement
on ceded reinsurance contracts	–	(321)	64	(gain) loss
Ceded reinsurance contracts	(13)	(26)	(7)	Commissions and other expenses
Service agreement payments (receipts)	(17)	(53)	(29)	Commissions and other expenses
Interest expense on inter-company debt	148	120	107	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2023.

Service Agreements

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, account values, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 8, we cede insurance contracts to LNBAR. We cede certain guaranteed benefit risks (including certain GDB and GLB benefits) to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance: the reinsurer holds assets in trust for our potential benefit; we hold assets from the reinsurer, including funds withheld under reinsurance treaties; and/or we are the beneficiary of LOCs that are obtained by the affiliate reinsurer and issued by banks. As of December 31, 2023 and 2022, the LOCs of which we are the beneficiary aggregated to $111 million and $1.5 billion, respectively.

27. Subsequent Event

On March 7, 2024, we entered into a settlement agreement, which is subject to court approval, encompassing the policies at issue in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, which also includes the policies in certain other cost of insurance litigation matters, as discussed in further detail in Note 18, Contingencies and Commitments. The provisional settlement, which is subject to both preliminary and final approval of the court, consists of a $147.5 million pre-tax cash payment. We recorded a pre-tax legal expense for the year ended December 31, 2023, of approximately $110 million within commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) in respect of this provisional settlement. As of December 31, 2023, we had accrued the total provisional settlement amount of $147.5 million, pre-tax.

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Flexible Premium Variable Life Account M

Statements of assets and liabilities

December 31, 2023

Subaccount	Investments	Total Assets	Net Assets
AB VPS Discovery Value Portfolio - Class A	$73,977,657	$73,977,657	$73,977,657
AB VPS International Value Portfolio - Class A	9,540,573	9,540,573	9,540,573
AB VPS Large Cap Growth Portfolio - Class A	4,453,561	4,453,561	4,453,561
AB VPS Relative Value Portfolio - Class A	18,153,773	18,153,773	18,153,773
AB VPS Sustainable Global Thematic Portfolio - Class A	21,223,404	21,223,404	21,223,404
American Century VP Balanced Fund - Class I	65,927,831	65,927,831	65,927,831
American Century VP Inflation Protection Fund - Class I	11,917,303	11,917,303	11,917,303
American Funds Capital Income Builder® - Class 4	2,191	2,191	2,191
American Funds Global Growth Fund - Class 2	231,836,172	231,836,172	231,836,172
American Funds Global Growth Fund - Class 4	1,406	1,406	1,406
American Funds Global Small Capitalization Fund - Class 2	135,880,484	135,880,484	135,880,484
American Funds Global Small Capitalization Fund - Class 4	51	51	51
American Funds Growth Fund - Class 2	728,627,819	728,627,819	728,627,819
American Funds Growth Fund - Class 4	52,759	52,759	52,759
American Funds Growth-Income Fund - Class 2	631,877,088	631,877,088	631,877,088
American Funds Growth-Income Fund - Class 4	4,458	4,458	4,458
American Funds International Fund - Class 2	261,975,335	261,975,335	261,975,335
American Funds International Fund - Class 4	6,866	6,866	6,866
American Funds New World Fund® - Class 4	19,129	19,129	19,129
American Funds Washington Mutual Investors Fund - Class 4	24,971	24,971	24,971
ClearBridge Variable Aggressive Growth Portfolio - Class II	548	548	548
ClearBridge Variable Large Cap Growth Portfolio - Class II	5,458	5,458	5,458
ClearBridge Variable Mid Cap Portfolio - Class I	45,736,580	45,736,580	45,736,580
Delaware Ivy VIP High Income Portfolio - Class II	398	398	398
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	938	938	938
Delaware Ivy VIP Science and Technology Portfolio - Class II	84	84	84
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	1,501	1,501	1,501
Delaware VIP® Emerging Markets Series - Service Class	7,570	7,570	7,570
Delaware VIP® Emerging Markets Series - Standard Class	135,348,225	135,348,225	135,348,225
Delaware VIP® Small Cap Value Series - Service Class	377	377	377
Delaware VIP® Small Cap Value Series - Standard Class	112,235,241	112,235,241	112,235,241
DWS Alternative Asset Allocation VIP Portfolio - Class A	22,034,393	22,034,393	22,034,393
DWS Equity 500 Index VIP Portfolio - Class A	51,791,028	51,791,028	51,791,028
DWS Small Cap Index VIP Portfolio - Class A	10,667,879	10,667,879	10,667,879
Fidelity® VIP Asset Manager Portfolio - Initial Class	330,175	330,175	330,175
Fidelity® VIP Balanced Portfolio - Service Class 2	4,407	4,407	4,407
Fidelity® VIP Contrafund® Portfolio - Initial Class	8,306,755	8,306,755	8,306,755
Fidelity® VIP Contrafund® Portfolio - Service Class	334,499,401	334,499,401	334,499,401
Fidelity® VIP Contrafund® Portfolio - Service Class 2	4,686	4,686	4,686
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,918,056	1,918,056	1,918,056
Fidelity® VIP Equity-Income Portfolio - Service Class	6,003,682	6,003,682	6,003,682
Fidelity® VIP Growth Opportunities Portfolio - Service Class	6,058,386	6,058,386	6,058,386
Fidelity® VIP Growth Portfolio - Service Class	143,008,927	143,008,927	143,008,927
Fidelity® VIP Growth Portfolio - Service Class 2	27,681	27,681	27,681
Fidelity® VIP High Income Portfolio - Service Class	1,471,741	1,471,741	1,471,741
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	763,720	763,720	763,720
Fidelity® VIP Mid Cap Portfolio - Service Class	168,972,422	168,972,422	168,972,422
Fidelity® VIP Mid Cap Portfolio - Service Class 2	4,681	4,681	4,681
Fidelity® VIP Overseas Portfolio - Service Class	7,897,291	7,897,291	7,897,291
Fidelity® VIP Strategic Income Portfolio - Service Class 2	828	828	828
First Trust Capital Strength Portfolio - Class I	1,694	1,694	1,694
Franklin Income VIP Fund - Class 1	182,091,288	182,091,288	182,091,288
Franklin Mutual Shares VIP Fund - Class 1	80,821,643	80,821,643	80,821,643
Franklin Rising Dividends VIP Fund - Class 4	2,012	2,012	2,012
Franklin Small-Mid Cap Growth VIP Fund - Class 1	19,744,131	19,744,131	19,744,131
Franklin Small-Mid Cap Growth VIP Fund - Class 4	12,953	12,953	12,953
Goldman Sachs VIT Government Money Market Fund - Service Shares	6,897	6,897	6,897
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	2,272	2,272	2,272
Invesco V.I. American Franchise Fund - Series I Shares	13,547,939	13,547,939	13,547,939
Invesco V.I. Core Equity Fund - Series I Shares	14,781,603	14,781,603	14,781,603
Invesco V.I. Core Plus Bond Fund - Series I Shares	906,542	906,542	906,542

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account M

Statements of assets and liabilities (continued)

December 31, 2023

Subaccount	Investments	Total Assets	Net Assets
Invesco V.I. EQV International Equity Fund - Series I Shares	$39,298,361	$39,298,361	$39,298,361
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	11,705	11,705	11,705
Janus Henderson Balanced Portfolio - Institutional Shares	10,285,789	10,285,789	10,285,789
Janus Henderson Balanced Portfolio - Service Shares	8,626,696	8,626,696	8,626,696
Janus Henderson Enterprise Portfolio - Service Shares	4,492,927	4,492,927	4,492,927
Janus Henderson Global Research Portfolio - Institutional Shares	9,971,022	9,971,022	9,971,022
Janus Henderson Global Research Portfolio - Service Shares	2,158,755	2,158,755	2,158,755
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	4,306,441	4,306,441	4,306,441
LVIP American Balanced Allocation Fund - Standard Class	1,721,021	1,721,021	1,721,021
LVIP American Growth Allocation Fund - Service Class	140	140	140
LVIP American Growth Allocation Fund - Standard Class	43,001,551	43,001,551	43,001,551
LVIP American Income Allocation Fund - Standard Class	4,761,562	4,761,562	4,761,562
LVIP Baron Growth Opportunities Fund - Service Class	78,954,224	78,954,224	78,954,224
LVIP Baron Growth Opportunities Fund - Standard Class	3,987,631	3,987,631	3,987,631
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	47,328,003	47,328,003	47,328,003
LVIP BlackRock Global Allocation Fund - Service Class	928	928	928
LVIP BlackRock Global Allocation Fund - Standard Class	341,759,982	341,759,982	341,759,982
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	36,995,007	36,995,007	36,995,007
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	64,271,149	64,271,149	64,271,149
LVIP BlackRock Real Estate Fund - Service Class	4,106	4,106	4,106
LVIP BlackRock Real Estate Fund - Standard Class	42,850,798	42,850,798	42,850,798
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	16,932,158	16,932,158	16,932,158
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	11,860,894	11,860,894	11,860,894
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	11,536,522	11,536,522	11,536,522
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	1,421,014	1,421,014	1,421,014
LVIP Delaware Bond Fund - Service Class	5,488	5,488	5,488
LVIP Delaware Bond Fund - Standard Class	285,106,502	285,106,502	285,106,502
LVIP Delaware Diversified Floating Rate Fund - Standard Class	38,924,164	38,924,164	38,924,164
LVIP Delaware Diversified Income Fund - Service Class	38,779	38,779	38,779
LVIP Delaware Diversified Income Fund - Standard Class	103,249,779	103,249,779	103,249,779
LVIP Delaware High Yield Fund - Standard Class	18,813,525	18,813,525	18,813,525
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	3,971	3,971	3,971
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	101,344,177	101,344,177	101,344,177
LVIP Delaware Mid Cap Value Fund - Service Class	9,366	9,366	9,366
LVIP Delaware Mid Cap Value Fund - Standard Class	36,657,603	36,657,603	36,657,603
LVIP Delaware SMID Cap Core Fund - Service Class	245	245	245
LVIP Delaware SMID Cap Core Fund - Standard Class	99,921,726	99,921,726	99,921,726
LVIP Delaware Social Awareness Fund - Standard Class	15,690,508	15,690,508	15,690,508
LVIP Delaware U.S. Growth Fund - Standard Class	53,669,250	53,669,250	53,669,250
LVIP Delaware U.S. REIT Fund - Service Class	3,342	3,342	3,342
LVIP Delaware U.S. REIT Fund - Standard Class	76,642,059	76,642,059	76,642,059
LVIP Delaware Value Fund - Service Class	5,174	5,174	5,174
LVIP Delaware Value Fund - Standard Class	102,666,714	102,666,714	102,666,714
LVIP Delaware Wealth Builder Fund - Standard Class	2,491,072	2,491,072	2,491,072
LVIP Dimensional International Core Equity Fund - Standard Class	44,793,970	44,793,970	44,793,970
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	13,368,981	13,368,981	13,368,981
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	52,736,578	52,736,578	52,736,578
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	54,646,306	54,646,306	54,646,306
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	16,425,839	16,425,839	16,425,839
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	9,548,280	9,548,280	9,548,280
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	1,888	1,888	1,888
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	65,419,293	65,419,293	65,419,293
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	44,935,331	44,935,331	44,935,331
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	4,338	4,338	4,338
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	76,209,063	76,209,063	76,209,063
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	330	330	330
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	91,159,982	91,159,982	91,159,982
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	50,431,241	50,431,241	50,431,241
See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account M

Statements of assets and liabilities (continued)

December 31, 2023

Subaccount	Investments	Total Assets	Net Assets
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	$126,387,123	$126,387,123	$126,387,123
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	96,590,725	96,590,725	96,590,725
LVIP Government Money Market Fund - Standard Class	87,345,132	87,345,132	87,345,132
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	2,415,225	2,415,225	2,415,225
LVIP JPMorgan Core Bond Fund - Service Class	3,469	3,469	3,469
LVIP JPMorgan High Yield Fund - Service Class	4,768	4,768	4,768
LVIP JPMorgan High Yield Fund - Standard Class	89,339,535	89,339,535	89,339,535
LVIP JPMorgan Retirement Income Fund - Standard Class	485,272	485,272	485,272
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	18,475,998	18,475,998	18,475,998
LVIP Loomis Sayles Global Growth Fund - Standard Class	1,024,810	1,024,810	1,024,810
LVIP MFS International Growth Fund - Service Class	16,649	16,649	16,649
LVIP MFS International Growth Fund - Standard Class	106,189,487	106,189,487	106,189,487
LVIP MFS Value Fund - Service Class	12,408	12,408	12,408
LVIP MFS Value Fund - Standard Class	259,774,191	259,774,191	259,774,191
LVIP Mondrian Global Income Fund - Standard Class	22,989,547	22,989,547	22,989,547
LVIP Mondrian International Value Fund - Service Class	14,018	14,018	14,018
LVIP Mondrian International Value Fund - Standard Class	54,394,228	54,394,228	54,394,228
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	853,561	853,561	853,561
LVIP PIMCO Low Duration Bond Fund - Standard Class	5,630,989	5,630,989	5,630,989
LVIP SSGA Bond Index Fund - Service Class	104,649	104,649	104,649
LVIP SSGA Bond Index Fund - Standard Class	113,741,773	113,741,773	113,741,773
LVIP SSGA Conservative Index Allocation Fund - Standard Class	36,672,253	36,672,253	36,672,253
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	19,861	19,861	19,861
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	953,602	953,602	953,602
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	23,990,868	23,990,868	23,990,868
LVIP SSGA International Index Fund - Service Class	94,774	94,774	94,774
LVIP SSGA International Index Fund - Standard Class	108,459,844	108,459,844	108,459,844
LVIP SSGA International Managed Volatility Fund - Standard Class	12,675,646	12,675,646	12,675,646
LVIP SSGA Mid-Cap Index Fund - Service Class	50,009	50,009	50,009
LVIP SSGA Mid-Cap Index Fund - Standard Class	3,840,810	3,840,810	3,840,810
LVIP SSGA Moderate Index Allocation Fund - Standard Class	193,989,703	193,989,703	193,989,703
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	25,147	25,147	25,147
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	214,336,645	214,336,645	214,336,645
LVIP SSGA Nasdaq-100 Index Fund - Service Class	9,313	9,313	9,313
LVIP SSGA S&P 500 Index Fund - Service Class	307,668	307,668	307,668
LVIP SSGA S&P 500 Index Fund - Standard Class	1,520,757,593	1,520,757,593	1,520,757,593
LVIP SSGA Short-Term Bond Index Fund - Standard Class	2,094,903	2,094,903	2,094,903
LVIP SSGA Small-Cap Index Fund - Service Class	35,663	35,663	35,663
LVIP SSGA Small-Cap Index Fund - Standard Class	158,985,613	158,985,613	158,985,613
LVIP Structured Conservative Allocation Fund - Standard Class	16,032,053	16,032,053	16,032,053
LVIP Structured Moderate Allocation Fund - Standard Class	103,528,887	103,528,887	103,528,887
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	90,407,272	90,407,272	90,407,272
LVIP T. Rowe Price 2020 Fund - Standard Class	1,274,427	1,274,427	1,274,427
LVIP T. Rowe Price 2030 Fund - Standard Class	4,983,041	4,983,041	4,983,041
LVIP T. Rowe Price 2040 Fund - Standard Class	9,386,376	9,386,376	9,386,376
LVIP T. Rowe Price 2050 Fund - Standard Class	6,220,308	6,220,308	6,220,308
LVIP T. Rowe Price 2060 Fund - Standard Class	11,619,371	11,619,371	11,619,371
LVIP T. Rowe Price Growth Stock Fund - Service Class	22,095	22,095	22,095
LVIP T. Rowe Price Growth Stock Fund - Standard Class	163,776,879	163,776,879	163,776,879
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	12,223	12,223	12,223
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	98,082,567	98,082,567	98,082,567
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	10,324,430	10,324,430	10,324,430
LVIP Vanguard Bond Allocation Fund - Standard Class	136,732,480	136,732,480	136,732,480
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	244,767,171	244,767,171	244,767,171
LVIP Vanguard International Equity ETF Fund - Service Class	15,792	15,792	15,792
LVIP Vanguard International Equity ETF Fund - Standard Class	153,822,250	153,822,250	153,822,250
LVIP Wellington Capital Growth Fund - Service Class	6,436	6,436	6,436
LVIP Wellington Capital Growth Fund - Standard Class	110,086,093	110,086,093	110,086,093
LVIP Wellington SMID Cap Value Fund - Standard Class	50,974,447	50,974,447	50,974,447
LVIP Western Asset Core Bond Fund - Service Class	5,078	5,078	5,078

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account M

Statements of assets and liabilities (continued)

December 31, 2023

Subaccount	Investments	Total Assets	Net Assets
M Capital Appreciation Fund	$1,717,704	$1,717,704	$1,717,704
M International Equity Fund	2,186,371	2,186,371	2,186,371
M Large Cap Growth Fund	3,382,867	3,382,867	3,382,867
M Large Cap Value Fund	2,726,747	2,726,747	2,726,747
MFS® VIT Growth Series - Initial Class	98,476,289	98,476,289	98,476,289
MFS® VIT Growth Series - Service Class	201	201	201
MFS® VIT New Discovery Series - Initial Class	1,195,679	1,195,679	1,195,679
MFS® VIT Total Return Series - Initial Class	91,553,255	91,553,255	91,553,255
MFS® VIT Utilities Series - Initial Class	56,212,362	56,212,362	56,212,362
MFS® VIT Utilities Series - Service Class	1,251	1,251	1,251
MFS® VIT II Core Equity Portfolio - Initial Class	2,581,817	2,581,817	2,581,817
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	118	118	118
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	18,291,203	18,291,203	18,291,203
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	5,660,058	5,660,058	5,660,058
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	1,397,919	1,397,919	1,397,919
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	32,819,014	32,819,014	32,819,014
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	109	109	109
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	658	658	658
Putnam VT George Putnam Balanced Fund - Class IA	2,099,915	2,099,915	2,099,915
Putnam VT Global Health Care Fund - Class IB	2,247,531	2,247,531	2,247,531
Putnam VT Large Cap Value Fund - Class IB	2,553,122	2,553,122	2,553,122
Templeton Foreign VIP Fund - Class 1	1,100,969	1,100,969	1,100,969
Templeton Foreign VIP Fund - Class 2	2,215,596	2,215,596	2,215,596
Templeton Global Bond VIP Fund - Class 1	67,704,391	67,704,391	67,704,391
Templeton Global Bond VIP Fund - Class 4	1,500	1,500	1,500
Templeton Growth VIP Fund - Class 1	7,120,142	7,120,142	7,120,142
Templeton Growth VIP Fund - Class 2	1,307,168	1,307,168	1,307,168
TOPS® Balanced ETF Portfolio - Class 2 Shares	5,779,166	5,779,166	5,779,166
TOPS® Balanced ETF Portfolio - Service Class Shares	1,345,038	1,345,038	1,345,038
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	12,430,024	12,430,024	12,430,024
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	1,599,281	1,599,281	1,599,281

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account M

Statements of operations

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Discovery Value Portfolio - Class A	$712,535	$(323,656)	$388,879	$(1,034,732)
AB VPS International Value Portfolio - Class A	75,336	(19,368)	55,968	16,477
AB VPS Large Cap Growth Portfolio - Class A	—	(9,492)	(9,492)	45,916
AB VPS Relative Value Portfolio - Class A	262,446	(43,461)	218,985	19,043
AB VPS Sustainable Global Thematic Portfolio - Class A	55,468	(98,640)	(43,172)	(48,102)
American Century VP Balanced Fund - Class I	1,169,631	(453,829)	715,802	(320,984)
American Century VP Inflation Protection Fund - Class I	421,523	(25,442)	396,081	(220,111)
American Funds Capital Income Builder® - Class 4	26	—	26	—
American Funds Global Growth Fund - Class 2	1,922,845	(1,208,144)	714,701	750,699
American Funds Global Growth Fund - Class 4	6	—	6	—
American Funds Global Small Capitalization Fund - Class 2	332,111	(673,506)	(341,395)	(5,291,043)
American Funds Global Small Capitalization Fund - Class 4	—	—	—	—
American Funds Growth Fund - Class 2	2,333,264	(3,416,641)	(1,083,377)	4,542,173
American Funds Growth Fund - Class 4	22	—	22	(102)
American Funds Growth-Income Fund - Class 2	7,899,141	(3,242,656)	4,656,485	7,028,230
American Funds Growth-Income Fund - Class 4	—	—	—	—
American Funds International Fund - Class 2	3,253,710	(1,289,987)	1,963,723	(7,561,789)
American Funds International Fund - Class 4	59	—	59	11
American Funds New World Fund® - Class 4	187	—	187	(294)
American Funds Washington Mutual Investors Fund - Class 4	251	—	251	(239)
ClearBridge Variable Aggressive Growth Portfolio - Class II	—	—	—	—
ClearBridge Variable Large Cap Growth Portfolio - Class II	—	—	—	(100)
ClearBridge Variable Mid Cap Portfolio - Class I	55,232	(254,344)	(199,112)	(64,604)
Delaware Ivy VIP High Income Portfolio - Class II	—	—	—	—
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	—	—	—	(242)
Delaware Ivy VIP Science and Technology Portfolio - Class II	—	—	—	—
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	—	—	—	(224)
Delaware VIP® Emerging Markets Series - Service Class	—	—	—	59
Delaware VIP® Emerging Markets Series - Standard Class	1,899,371	(662,882)	1,236,489	(1,582,694)
Delaware VIP® Small Cap Value Series - Service Class	—	—	—	—
Delaware VIP® Small Cap Value Series - Standard Class	925,774	(482,189)	443,585	521,284
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,401,680	(113,622)	1,288,058	(332,544)
DWS Equity 500 Index VIP Portfolio - Class A	674,824	(128,901)	545,923	1,288,126
DWS Small Cap Index VIP Portfolio - Class A	110,842	(26,711)	84,131	(397,487)
Fidelity® VIP Asset Manager Portfolio - Initial Class	7,508	(1,848)	5,660	(1,728)
Fidelity® VIP Balanced Portfolio - Service Class 2	43	—	43	—
Fidelity® VIP Contrafund® Portfolio - Initial Class	36,101	—	36,101	(11,826)
Fidelity® VIP Contrafund® Portfolio - Service Class	1,190,871	(1,659,182)	(468,311)	8,063,614
Fidelity® VIP Contrafund® Portfolio - Service Class 2	10	—	10	1
Fidelity® VIP Equity-Income Portfolio - Initial Class	35,197	(9,966)	25,231	13,951
Fidelity® VIP Equity-Income Portfolio - Service Class	105,423	(15,596)	89,827	74,067
Fidelity® VIP Growth Opportunities Portfolio - Service Class	—	(10,191)	(10,191)	(77,195)
Fidelity® VIP Growth Portfolio - Service Class	47,488	(658,579)	(611,091)	1,635,951
Fidelity® VIP Growth Portfolio - Service Class 2	—	—	—	187
Fidelity® VIP High Income Portfolio - Service Class	79,760	(2,766)	76,994	(14,359)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	19,251	(4,020)	15,231	(8,167)
Fidelity® VIP Mid Cap Portfolio - Service Class	818,093	(907,090)	(88,997)	(31,833)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	16	—	16	—
Fidelity® VIP Overseas Portfolio - Service Class	70,277	(20,334)	49,943	171,300
Fidelity® VIP Strategic Income Portfolio - Service Class 2	29	—	29	—
First Trust Capital Strength Portfolio - Class I	11	—	11	—
Franklin Income VIP Fund - Class 1	8,703,529	(998,399)	7,705,130	(1,682,494)
Franklin Mutual Shares VIP Fund - Class 1	1,576,211	(351,981)	1,224,230	(1,503,739)
Franklin Rising Dividends VIP Fund - Class 4	—	—	—	(26)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(40,050)	(40,050)	(759,931)
Franklin Small-Mid Cap Growth VIP Fund - Class 4	—	—	—	(27)
Goldman Sachs VIT Government Money Market Fund - Service Shares	27	—	27	—

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Discovery Value Portfolio - Class A	$5,611,637	$4,576,905	$5,787,626	$10,753,410
AB VPS International Value Portfolio - Class A	—	16,477	1,235,356	1,307,801
AB VPS Large Cap Growth Portfolio - Class A	268,088	314,004	882,940	1,187,452
AB VPS Relative Value Portfolio - Class A	1,380,130	1,399,173	332,499	1,950,657
AB VPS Sustainable Global Thematic Portfolio - Class A	1,147,556	1,099,454	1,751,071	2,807,353
American Century VP Balanced Fund - Class I	—	(320,984)	8,315,830	8,710,648
American Century VP Inflation Protection Fund - Class I	—	(220,111)	215,362	391,332
American Funds Capital Income Builder® - Class 4	—	—	114	140
American Funds Global Growth Fund - Class 2	15,796,970	16,547,669	24,310,590	41,572,960
American Funds Global Growth Fund - Class 4	16	16	86	108
American Funds Global Small Capitalization Fund - Class 2	1,571,034	(3,720,009)	22,284,750	18,223,346
American Funds Global Small Capitalization Fund - Class 4	—	—	4	4
American Funds Growth Fund - Class 2	36,196,377	40,738,550	164,584,231	204,239,404
American Funds Growth Fund - Class 4	180	78	5,205	5,305
American Funds Growth-Income Fund - Class 2	30,010,087	37,038,317	87,972,854	129,667,656
American Funds Growth-Income Fund - Class 4	—	—	(12)	(12)
American Funds International Fund - Class 2	—	(7,561,789)	40,049,050	34,450,984
American Funds International Fund - Class 4	—	11	470	540
American Funds New World Fund® - Class 4	—	(294)	1,286	1,179
American Funds Washington Mutual Investors Fund - Class 4	16	(223)	1,938	1,966
ClearBridge Variable Aggressive Growth Portfolio - Class II	53	53	27	80
ClearBridge Variable Large Cap Growth Portfolio - Class II	28	(72)	357	285
ClearBridge Variable Mid Cap Portfolio - Class I	253,330	188,726	4,927,976	4,917,590
Delaware Ivy VIP High Income Portfolio - Class II	—	—	19	19
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	—	(242)	14	(228)
Delaware Ivy VIP Science and Technology Portfolio - Class II	—	—	2	2
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	45	(179)	6	(173)
Delaware VIP® Emerging Markets Series - Service Class	—	59	(16)	43
Delaware VIP® Emerging Markets Series - Standard Class	—	(1,582,694)	16,127,706	15,781,501
Delaware VIP® Small Cap Value Series - Service Class	3	3	29	32
Delaware VIP® Small Cap Value Series - Standard Class	4,089,712	4,610,996	4,568,122	9,622,703
DWS Alternative Asset Allocation VIP Portfolio - Class A	187,027	(145,517)	8,879	1,151,420
DWS Equity 500 Index VIP Portfolio - Class A	2,546,287	3,834,413	6,688,623	11,068,959
DWS Small Cap Index VIP Portfolio - Class A	237,608	(159,879)	1,615,035	1,539,287
Fidelity® VIP Asset Manager Portfolio - Initial Class	4,005	2,277	32,013	39,950
Fidelity® VIP Balanced Portfolio - Service Class 2	—	—	246	289
Fidelity® VIP Contrafund® Portfolio - Initial Class	243,258	231,432	1,515,512	1,783,045
Fidelity® VIP Contrafund® Portfolio - Service Class	10,848,006	18,911,620	67,224,707	85,668,016
Fidelity® VIP Contrafund® Portfolio - Service Class 2	108	109	246	365
Fidelity® VIP Equity-Income Portfolio - Initial Class	52,833	66,784	84,955	176,970
Fidelity® VIP Equity-Income Portfolio - Service Class	166,958	241,025	225,806	556,658
Fidelity® VIP Growth Opportunities Portfolio - Service Class	—	(77,195)	1,957,247	1,869,861
Fidelity® VIP Growth Portfolio - Service Class	5,933,847	7,569,798	29,538,309	36,497,016
Fidelity® VIP Growth Portfolio - Service Class 2	1,003	1,190	1,335	2,525
Fidelity® VIP High Income Portfolio - Service Class	—	(14,359)	74,101	136,736
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	—	(8,167)	33,804	40,868
Fidelity® VIP Mid Cap Portfolio - Service Class	4,396,632	4,364,799	16,712,387	20,988,189
Fidelity® VIP Mid Cap Portfolio - Service Class 2	106	106	265	387
Fidelity® VIP Overseas Portfolio - Service Class	19,690	190,990	1,131,764	1,372,697
Fidelity® VIP Strategic Income Portfolio - Service Class 2	—	—	8	37
First Trust Capital Strength Portfolio - Class I	—	—	114	125
Franklin Income VIP Fund - Class 1	10,024,211	8,341,717	(4,068,238)	11,978,609
Franklin Mutual Shares VIP Fund - Class 1	6,319,808	4,816,069	3,313,692	9,353,991
Franklin Rising Dividends VIP Fund - Class 4	1	(25)	110	85
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(759,931)	4,976,070	4,176,089
Franklin Small-Mid Cap Growth VIP Fund - Class 4	—	(27)	1,089	1,062
Goldman Sachs VIT Government Money Market Fund - Service Shares	—	—	—	27

Lincoln Life Flexible Premium Variable Life Account M

Statements of operations (continued)

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	$4	$—	$4	$—
Invesco V.I. American Franchise Fund - Series I Shares	—	(32,180)	(32,180)	(230,450)
Invesco V.I. Core Equity Fund - Series I Shares	101,068	(33,986)	67,082	(207,576)
Invesco V.I. Core Plus Bond Fund - Series I Shares	22,733	(4,737)	17,996	(2,843)
Invesco V.I. EQV International Equity Fund - Series I Shares	72,802	(226,439)	(153,637)	(519,292)
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	70	—	70	(59)
Janus Henderson Balanced Portfolio - Institutional Shares	205,949	(19,388)	186,561	48,554
Janus Henderson Balanced Portfolio - Service Shares	150,284	(22,730)	127,554	312,982
Janus Henderson Enterprise Portfolio - Service Shares	3,752	(10,220)	(6,468)	(8,122)
Janus Henderson Global Research Portfolio - Institutional Shares	85,719	(18,597)	67,122	1,225
Janus Henderson Global Research Portfolio - Service Shares	15,564	(4,866)	10,698	137,617
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	—	(7,305)	(7,305)	(52,811)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	—	(75,119)	(75,119)	(1,069,350)
LVIP American Balanced Allocation Fund - Standard Class	45,840	—	45,840	(140)
LVIP American Growth Allocation Fund - Standard Class	1,077,292	—	1,077,292	(15,237)
LVIP American Income Allocation Fund - Standard Class	139,258	—	139,258	(7,030)
LVIP Baron Growth Opportunities Fund - Service Class	—	(357,755)	(357,755)	1,829,255
LVIP Baron Growth Opportunities Fund - Standard Class	—	(3,862)	(3,862)	36,895
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,212,213	(295,901)	916,312	920,690
LVIP BlackRock Global Allocation Fund - Service Class	16	—	16	—
LVIP BlackRock Global Allocation Fund - Standard Class	9,051,423	(2,001,950)	7,049,473	(1,274,417)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	781,437	(266,394)	515,043	(127,916)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,515,386	(379,683)	1,135,703	(1,463,660)
LVIP BlackRock Real Estate Fund - Service Class	29	—	29	1
LVIP BlackRock Real Estate Fund - Standard Class	1,173,307	(180,887)	992,420	(1,703,838)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	313,541	(103,125)	210,416	(184,354)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	43,622	(40,501)	3,121	198,633
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	30,540	(56,200)	(25,660)	469,551
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	14,377	(10,431)	3,946	25,203
LVIP Delaware Bond Fund - Service Class	147	—	147	(136)
LVIP Delaware Bond Fund - Standard Class	8,710,710	(1,241,980)	7,468,730	(6,085,444)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	1,995,402	(236,838)	1,758,564	(81,657)
LVIP Delaware Diversified Income Fund - Service Class	1,420	—	1,420	(32)
LVIP Delaware Diversified Income Fund - Standard Class	4,055,846	(468,721)	3,587,125	(2,880,437)
LVIP Delaware High Yield Fund - Standard Class	1,216,920	(42,173)	1,174,747	(575,819)
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	121	—	121	(2)
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	3,540,146	(517,892)	3,022,254	(935,243)
LVIP Delaware Mid Cap Value Fund - Service Class	110	—	110	(189)
LVIP Delaware Mid Cap Value Fund - Standard Class	567,783	(152,130)	415,653	133,887
LVIP Delaware SMID Cap Core Fund - Service Class	2	—	2	2
LVIP Delaware SMID Cap Core Fund - Standard Class	1,032,970	(504,361)	528,609	185,316
LVIP Delaware Social Awareness Fund - Standard Class	145,598	(55,834)	89,764	114,122
LVIP Delaware U.S. Growth Fund - Standard Class	—	(225,016)	(225,016)	(1,541,796)
LVIP Delaware U.S. REIT Fund - Service Class	98	—	98	(4)
LVIP Delaware U.S. REIT Fund - Standard Class	2,468,387	(338,425)	2,129,962	(552,496)
LVIP Delaware Value Fund - Service Class	3	—	3	—
LVIP Delaware Value Fund - Standard Class	1,708,235	(506,842)	1,201,393	(1,405,692)
LVIP Delaware Wealth Builder Fund - Standard Class	67,681	(6,910)	60,771	(96,197)
LVIP Dimensional International Core Equity Fund - Standard Class	1,258,067	(281,615)	976,452	330,546
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	442,864	(63,247)	379,617	93,647
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	666,989	(312,706)	354,283	439,962
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	635,534	(375,018)	260,516	2,050,176
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	184,573	(76,016)	108,557	986,450

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	$—	$—	$219	$223
Invesco V.I. American Franchise Fund - Series I Shares	273,891	43,441	4,118,688	4,129,949
Invesco V.I. Core Equity Fund - Series I Shares	326,154	118,578	2,704,326	2,889,986
Invesco V.I. Core Plus Bond Fund - Series I Shares	—	(2,843)	32,276	47,429
Invesco V.I. EQV International Equity Fund - Series I Shares	27,257	(492,035)	6,469,003	5,823,331
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	—	(59)	1,337	1,348
Janus Henderson Balanced Portfolio - Institutional Shares	—	48,554	1,153,896	1,389,011
Janus Henderson Balanced Portfolio - Service Shares	—	312,982	844,706	1,285,242
Janus Henderson Enterprise Portfolio - Service Shares	322,855	314,733	367,740	676,005
Janus Henderson Global Research Portfolio - Institutional Shares	260,958	262,183	1,860,177	2,189,482
Janus Henderson Global Research Portfolio - Service Shares	59,118	196,735	260,661	468,094
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	—	(52,811)	1,599,493	1,539,377
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	—	(1,069,350)	3,198,664	2,054,195
LVIP American Balanced Allocation Fund - Standard Class	64,201	64,061	4,169	114,070
LVIP American Growth Allocation Fund - Standard Class	8,530,430	8,515,193	(5,106,328)	4,486,157
LVIP American Income Allocation Fund - Standard Class	315,150	308,120	(71,270)	376,108
LVIP Baron Growth Opportunities Fund - Service Class	1,117,148	2,946,403	8,511,446	11,100,094
LVIP Baron Growth Opportunities Fund - Standard Class	49,697	86,592	461,412	544,142
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	3,394,133	4,314,823	(1,482,132)	3,749,003
LVIP BlackRock Global Allocation Fund - Service Class	—	—	42	58
LVIP BlackRock Global Allocation Fund - Standard Class	—	(1,274,417)	33,066,260	38,841,316
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	—	(127,916)	3,196,985	3,584,112
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	(1,463,660)	2,988,975	2,661,018
LVIP BlackRock Real Estate Fund - Service Class	—	1	109	139
LVIP BlackRock Real Estate Fund - Standard Class	—	(1,703,838)	5,518,714	4,807,296
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	—	(184,354)	1,728,429	1,754,491
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	198,633	2,779,276	2,981,030
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	71,857	541,408	1,195,560	1,711,308
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	65,982	91,185	167,775	262,906
LVIP Delaware Bond Fund - Service Class	—	(136)	263	274
LVIP Delaware Bond Fund - Standard Class	—	(6,085,444)	12,555,319	13,938,605
LVIP Delaware Diversified Floating Rate Fund - Standard Class	—	(81,657)	111,037	1,787,944
LVIP Delaware Diversified Income Fund - Service Class	—	(32)	416	1,804
LVIP Delaware Diversified Income Fund - Standard Class	—	(2,880,437)	4,751,098	5,457,786
LVIP Delaware High Yield Fund - Standard Class	—	(575,819)	1,478,443	2,077,371
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	—	(2)	27	146
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	—	(935,243)	2,015,702	4,102,713
LVIP Delaware Mid Cap Value Fund - Service Class	229	40	750	900
LVIP Delaware Mid Cap Value Fund - Standard Class	2,708,047	2,841,934	339,658	3,597,245
LVIP Delaware SMID Cap Core Fund - Service Class	6	8	12	22
LVIP Delaware SMID Cap Core Fund - Standard Class	4,568,700	4,754,016	8,382,422	13,665,047
LVIP Delaware Social Awareness Fund - Standard Class	1,029,986	1,144,108	2,341,179	3,575,051
LVIP Delaware U.S. Growth Fund - Standard Class	—	(1,541,796)	19,939,098	18,172,286
LVIP Delaware U.S. REIT Fund - Service Class	—	(4)	157	251
LVIP Delaware U.S. REIT Fund - Standard Class	—	(552,496)	6,777,130	8,354,596
LVIP Delaware Value Fund - Service Class	7	7	(4)	6
LVIP Delaware Value Fund - Standard Class	4,385,946	2,980,254	(1,049,430)	3,132,217
LVIP Delaware Wealth Builder Fund - Standard Class	—	(96,197)	257,734	222,308
LVIP Dimensional International Core Equity Fund - Standard Class	—	330,546	4,515,633	5,822,631
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	—	93,647	1,397,682	1,870,946
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2,265,360	2,705,322	6,482,591	9,542,196
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	1,596,976	3,647,152	5,772,282	9,679,950
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	1,714,725	2,701,175	113,660	2,923,392

Lincoln Life Flexible Premium Variable Life Account M

Statements of operations (continued)

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	$147,332	$(36,736)	$110,596	$331,839
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	54	—	54	—
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	2,062,134	(370,463)	1,691,671	(1,761,488)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	1,793,741	(312,947)	1,480,794	(413,827)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	56	—	56	(786)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	1,163,758	(383,886)	779,872	(1,368,217)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	4	—	4	—
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	1,417,656	(560,033)	857,623	(1,356,320)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	979,482	(231,465)	748,017	(2,269,473)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2,300,370	(555,786)	1,744,584	(4,520,654)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,793,773	(449,187)	1,344,586	(3,953,166)
LVIP Government Money Market Fund - Standard Class	3,932,454	(191,346)	3,741,108	(36)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	48,989	(17,132)	31,857	11,277
LVIP JPMorgan Core Bond Fund - Service Class	106	—	106	(6)
LVIP JPMorgan High Yield Fund - Service Class	206	—	206	(3)
LVIP JPMorgan High Yield Fund - Standard Class	4,093,625	(463,558)	3,630,067	(2,135,176)
LVIP JPMorgan Retirement Income Fund - Standard Class	16,782	(839)	15,943	(551)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	271,622	(95,067)	176,555	412,392
LVIP Loomis Sayles Global Growth Fund - Standard Class	3,773	—	3,773	(2,439)
LVIP MFS International Growth Fund - Service Class	178	—	178	32
LVIP MFS International Growth Fund - Standard Class	2,105,924	(478,304)	1,627,620	1,205,988
LVIP MFS Value Fund - Service Class	172	—	172	21
LVIP MFS Value Fund - Standard Class	4,426,198	(1,152,589)	3,273,609	4,319,794
LVIP Mondrian Global Income Fund - Standard Class	—	(98,214)	(98,214)	(951,067)
LVIP Mondrian International Value Fund - Service Class	262	—	262	22
LVIP Mondrian International Value Fund - Standard Class	1,684,806	(249,256)	1,435,550	(144,453)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	10,831	(2,820)	8,011	8,395
LVIP PIMCO Low Duration Bond Fund - Standard Class	186,337	—	186,337	(1,265)
LVIP SSGA Bond Index Fund - Service Class	2,388	—	2,388	(84)
LVIP SSGA Bond Index Fund - Standard Class	3,072,075	(699,666)	2,372,409	(3,339,771)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	865,344	(226,230)	639,114	75,774
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	549	—	549	(4)
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	29,981	—	29,981	(3,113)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	574,104	(91,164)	482,940	(912,795)
LVIP SSGA International Index Fund - Service Class	2,474	—	2,474	271
LVIP SSGA International Index Fund - Standard Class	3,200,854	(575,932)	2,624,922	863,897
LVIP SSGA International Managed Volatility Fund - Standard Class	357,939	(74,928)	283,011	230,532
LVIP SSGA Mid-Cap Index Fund - Service Class	521	—	521	44
LVIP SSGA Mid-Cap Index Fund - Standard Class	49,336	—	49,336	(1,160)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	4,287,042	(1,313,439)	2,973,603	1,163,567
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	465	—	465	(2,079)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	4,453,705	(1,345,621)	3,108,084	2,585,293
LVIP SSGA Nasdaq-100 Index Fund - Service Class	21	—	21	1
LVIP SSGA S&P 500 Index Fund - Service Class	3,309	—	3,309	395
LVIP SSGA S&P 500 Index Fund - Standard Class	20,587,174	(8,641,066)	11,946,108	33,003,355
LVIP SSGA Short-Term Bond Index Fund - Standard Class	61,743	—	61,743	(178)
LVIP SSGA Small-Cap Index Fund - Service Class	306	—	306	(62)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	$403,189	$735,028	$541,840	$1,387,464
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	—	—	55	109
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	—	(1,761,488)	5,709,696	5,639,879
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	—	(413,827)	5,963,530	7,030,497
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	1,045	259	(209)	106
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	7,427,399	6,059,182	4,016,719	10,855,773
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	—	—	31	35
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	4,317,602	2,961,282	8,244,254	12,063,159
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	1,352,357	(917,116)	4,453,936	4,284,837
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	(4,520,654)	17,142,731	14,366,661
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	—	(3,953,166)	12,643,669	10,035,089
LVIP Government Money Market Fund - Standard Class	—	(36)	36	3,741,108
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	105,776	117,053	95,803	244,713
LVIP JPMorgan Core Bond Fund - Service Class	—	(6)	32	132
LVIP JPMorgan High Yield Fund - Service Class	—	(3)	184	387
LVIP JPMorgan High Yield Fund - Standard Class	—	(2,135,176)	7,213,258	8,708,149
LVIP JPMorgan Retirement Income Fund - Standard Class	—	(551)	32,306	47,698
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,254,347	1,666,739	76,057	1,919,351
LVIP Loomis Sayles Global Growth Fund - Standard Class	20,075	17,636	197,610	219,019
LVIP MFS International Growth Fund - Service Class	238	270	505	953
LVIP MFS International Growth Fund - Standard Class	3,289,710	4,495,698	6,208,777	12,332,095
LVIP MFS Value Fund - Service Class	348	369	328	869
LVIP MFS Value Fund - Standard Class	14,883,430	19,203,224	(4,342,446)	18,134,387
LVIP Mondrian Global Income Fund - Standard Class	—	(951,067)	1,842,478	793,197
LVIP Mondrian International Value Fund - Service Class	—	22	784	1,068
LVIP Mondrian International Value Fund - Standard Class	—	(144,453)	7,669,609	8,960,706
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	25,678	34,073	112,143	154,227
LVIP PIMCO Low Duration Bond Fund - Standard Class	—	(1,265)	38,956	224,028
LVIP SSGA Bond Index Fund - Service Class	—	(84)	1,269	3,573
LVIP SSGA Bond Index Fund - Standard Class	—	(3,339,771)	5,804,693	4,837,331
LVIP SSGA Conservative Index Allocation Fund - Standard Class	504,653	580,427	2,114,823	3,334,364
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	—	(4)	292	837
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	—	(3,113)	41,404	68,272
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	—	(912,795)	3,239,022	2,809,167
LVIP SSGA International Index Fund - Service Class	—	271	4,562	7,307
LVIP SSGA International Index Fund - Standard Class	—	863,897	11,760,466	15,249,285
LVIP SSGA International Managed Volatility Fund - Standard Class	—	230,532	1,348,359	1,861,902
LVIP SSGA Mid-Cap Index Fund - Service Class	1,982	2,026	1,900	4,447
LVIP SSGA Mid-Cap Index Fund - Standard Class	173,851	172,691	241,083	463,110
LVIP SSGA Moderate Index Allocation Fund - Standard Class	4,447,957	5,611,524	13,207,274	21,792,401
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	791	(1,288)	857	34
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	5,635,309	8,220,602	14,841,110	26,169,796
LVIP SSGA Nasdaq-100 Index Fund - Service Class	—	1	760	782
LVIP SSGA S&P 500 Index Fund - Service Class	5,704	6,099	23,230	32,638
LVIP SSGA S&P 500 Index Fund - Standard Class	35,696,356	68,699,711	221,755,475	302,401,294
LVIP SSGA Short-Term Bond Index Fund - Standard Class	—	(178)	23,309	84,874
LVIP SSGA Small-Cap Index Fund - Service Class	260	198	2,834	3,338

Lincoln Life Flexible Premium Variable Life Account M

Statements of operations (continued)

Year Ended December 31, 2023

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP SSGA Small-Cap Index Fund - Standard Class	$1,877,114	$(800,605)	$1,076,509	$(810,989)
LVIP Structured Conservative Allocation Fund - Standard Class	408,344	(87,564)	320,780	(380,868)
LVIP Structured Moderate Allocation Fund - Standard Class	2,585,423	(677,163)	1,908,260	(1,248,781)
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	—	—	—	(574)
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	2,191,570	(532,013)	1,659,557	(608,841)
LVIP T. Rowe Price 2020 Fund - Standard Class	30,182	(2,294)	27,888	(40,000)
LVIP T. Rowe Price 2030 Fund - Standard Class	99,265	(4,588)	94,677	(30,767)
LVIP T. Rowe Price 2040 Fund - Standard Class	151,990	(7,486)	144,504	(8,218)
LVIP T. Rowe Price 2050 Fund - Standard Class	89,992	—	89,992	(1,994)
LVIP T. Rowe Price 2060 Fund - Standard Class	172,386	—	172,386	(3,784)
LVIP T. Rowe Price Growth Stock Fund - Service Class	—	—	—	17
LVIP T. Rowe Price Growth Stock Fund - Standard Class	—	(922,600)	(922,600)	(59,747)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	—	—	—	(17)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	29,845	(481,268)	(451,423)	(785,108)
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	156,309	(67,380)	88,929	(31,728)
LVIP Vanguard Bond Allocation Fund - Service Class	—	—	—	223
LVIP Vanguard Bond Allocation Fund - Standard Class	4,303,365	(768,690)	3,534,675	(1,942,391)
LVIP Vanguard Domestic Equity ETF Fund - Service Class	—	—	—	1,234
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	3,029,401	(1,487,113)	1,542,288	12,123,609
LVIP Vanguard International Equity ETF Fund - Service Class	290	—	290	109
LVIP Vanguard International Equity ETF Fund - Standard Class	4,448,570	(901,483)	3,547,087	997,455
LVIP Wellington Capital Growth Fund - Service Class	—	—	—	100
LVIP Wellington Capital Growth Fund - Standard Class	—	(544,390)	(544,390)	(1,714,338)
LVIP Wellington SMID Cap Value Fund - Standard Class	458,577	(280,891)	177,686	314,582
LVIP Western Asset Core Bond Fund - Service Class	517	—	517	(1)
M Capital Appreciation Fund	7,039	(3,627)	3,412	(29,377)
M International Equity Fund	62,693	(4,157)	58,536	19,515
M Large Cap Growth Fund	—	(6,880)	(6,880)	(17,453)
M Large Cap Value Fund	58,651	(5,170)	53,481	22,569
MFS® VIT Growth Series - Initial Class	—	(489,420)	(489,420)	351,140
MFS® VIT Growth Series - Service Class	—	—	—	—
MFS® VIT New Discovery Series - Initial Class	—	—	—	(11,072)
MFS® VIT Total Return Series - Initial Class	1,776,368	(453,246)	1,323,122	(444,285)
MFS® VIT Utilities Series - Initial Class	1,913,693	(234,751)	1,678,942	436,761
MFS® VIT Utilities Series - Service Class	5	—	5	—
MFS® VIT II Core Equity Portfolio - Initial Class	11,989	(3,193)	8,796	(1,525)
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	—	—	—	(2)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(45,986)	(45,986)	(757,662)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	55,675	(14,817)	40,858	8,980
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	4,283	(2,523)	1,760	8,305
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	5,289,012	(166,927)	5,122,085	(2,543,640)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	1	—	1	3
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	10	—	10	—
Putnam VT George Putnam Balanced Fund - Class IA	16,142	—	16,142	185
Putnam VT Global Health Care Fund - Class IB	6,221	(5,063)	1,158	(14,757)
Putnam VT Large Cap Value Fund - Class IB	45,173	(5,114)	40,059	69,578
Templeton Foreign VIP Fund - Class 1	35,441	(5,767)	29,674	(1,380)
Templeton Foreign VIP Fund - Class 2	69,073	(4,317)	64,756	13,249
Templeton Global Bond VIP Fund - Class 1	—	(443,976)	(443,976)	(774,225)
Templeton Global Bond VIP Fund - Class 4	—	—	—	—
Templeton Growth VIP Fund - Class 1	231,708	(20,159)	211,549	(129,618)
Templeton Growth VIP Fund - Class 2	39,934	(2,415)	37,519	3,125
TOPS® Balanced ETF Portfolio - Class 2 Shares	91,717	(25,083)	66,634	(5,791)
TOPS® Balanced ETF Portfolio - Service Class Shares	21,943	—	21,943	(386)
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	181,702	(49,009)	132,693	928
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	24,254	—	24,254	(85)
See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP SSGA Small-Cap Index Fund - Standard Class	$1,529,201	$718,212	$19,833,476	$21,628,197
LVIP Structured Conservative Allocation Fund - Standard Class	169,575	(211,293)	1,281,782	1,391,269
LVIP Structured Moderate Allocation Fund - Standard Class	2,104,393	855,612	8,725,503	11,489,375
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	—	(574)	1,214	640
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	1,871,293	1,262,452	7,830,753	10,752,762
LVIP T. Rowe Price 2020 Fund - Standard Class	44,492	4,492	108,977	141,357
LVIP T. Rowe Price 2030 Fund - Standard Class	192,798	162,031	374,629	631,337
LVIP T. Rowe Price 2040 Fund - Standard Class	323,594	315,376	944,987	1,404,867
LVIP T. Rowe Price 2050 Fund - Standard Class	177,947	175,953	615,352	881,297
LVIP T. Rowe Price 2060 Fund - Standard Class	156,510	152,726	1,252,303	1,577,415
LVIP T. Rowe Price Growth Stock Fund - Service Class	—	17	1,866	1,883
LVIP T. Rowe Price Growth Stock Fund - Standard Class	—	(59,747)	55,056,721	54,074,374
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	—	(17)	952	935
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	—	(785,108)	17,390,683	16,154,152
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	—	(31,728)	1,234,219	1,291,420
LVIP Vanguard Bond Allocation Fund - Service Class	—	223	—	223
LVIP Vanguard Bond Allocation Fund - Standard Class	—	(1,942,391)	5,032,952	6,625,236
LVIP Vanguard Domestic Equity ETF Fund - Service Class	—	1,234	—	1,234
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	1,419,426	13,543,035	33,197,144	48,282,467
LVIP Vanguard International Equity ETF Fund - Service Class	—	109	1,012	1,411
LVIP Vanguard International Equity ETF Fund - Standard Class	—	997,455	14,583,980	19,128,522
LVIP Wellington Capital Growth Fund - Service Class	41	141	638	779
LVIP Wellington Capital Growth Fund - Standard Class	1,512,200	(202,138)	31,983,178	31,236,650
LVIP Wellington SMID Cap Value Fund - Standard Class	5,608,070	5,922,652	1,176,957	7,277,295
LVIP Western Asset Core Bond Fund - Service Class	—	(1)	(313)	203
M Capital Appreciation Fund	108,539	79,162	299,330	381,904
M International Equity Fund	—	19,515	225,424	303,475
M Large Cap Growth Fund	177,640	160,187	770,170	923,477
M Large Cap Value Fund	39,631	62,200	76,002	191,683
MFS® VIT Growth Series - Initial Class	7,028,327	7,379,467	20,376,227	27,266,274
MFS® VIT Growth Series - Service Class	1	1	11	12
MFS® VIT New Discovery Series - Initial Class	—	(11,072)	128,548	117,476
MFS® VIT Total Return Series - Initial Class	3,699,658	3,255,373	3,574,887	8,153,382
MFS® VIT Utilities Series - Initial Class	2,961,151	3,397,912	(6,293,734)	(1,216,880)
MFS® VIT Utilities Series - Service Class	9	9	62	76
MFS® VIT II Core Equity Portfolio - Initial Class	106,936	105,411	335,891	450,098
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	—	(2)	6	4
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(757,662)	3,637,969	2,834,321
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	280,976	289,956	228,491	559,305
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	20,211	28,516	271,124	301,400
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	—	(2,543,640)	(5,338,507)	(2,760,062)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	—	3	(3)	1
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	—	—	18	28
Putnam VT George Putnam Balanced Fund - Class IA	—	185	255,703	272,030
Putnam VT Global Health Care Fund - Class IB	164,594	149,837	32,773	183,768
Putnam VT Large Cap Value Fund - Class IB	126,627	196,205	118,567	354,831
Templeton Foreign VIP Fund - Class 1	—	(1,380)	167,106	195,400
Templeton Foreign VIP Fund - Class 2	—	13,249	323,789	401,794
Templeton Global Bond VIP Fund - Class 1	—	(774,225)	2,967,310	1,749,109
Templeton Global Bond VIP Fund - Class 4	—	—	117	117
Templeton Growth VIP Fund - Class 1	—	(129,618)	1,185,553	1,267,484
Templeton Growth VIP Fund - Class 2	—	3,125	186,573	227,217
TOPS® Balanced ETF Portfolio - Class 2 Shares	66,581	60,790	449,629	577,053
TOPS® Balanced ETF Portfolio - Service Class Shares	15,929	15,543	74,445	111,931
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	135,196	136,124	1,000,187	1,269,004
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	18,585	18,500	94,603	137,357

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets

Years Ended December 31, 2022 and 2023

	AB VPS Discovery Value Portfolio - Class A Subaccount	AB VPS International Value Portfolio - Class A Subaccount	AB VPS Large Cap Growth Portfolio - Class A Subaccount	AB VPS Relative Value Portfolio - Class A Subaccount	AB VPS Sustainable Global Thematic Portfolio - Class A Subaccount	American Century VP Balanced Fund - Class I Subaccount	American Century VP Inflation Protection Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2022	$74,297,048	$10,899,421	$5,436,112	$20,677,884	$22,004,240	$63,197,778	$14,621,659
Changes From Operations:
• Net investment income (loss)	362,391	414,774	(10,321)	200,337	(102,621)	234,633	630,129
• Net realized gain (loss) on investments	10,046,656	(39,482)	654,114	3,739,318	2,043,489	8,387,180	29,613
• Net change in unrealized appreciation or depreciation on investments	(22,171,924)	(1,848,322)	(2,148,325)	(4,872,311)	(8,156,432)	(20,053,691)	(2,496,165)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,762,877)	(1,473,030)	(1,504,532)	(932,656)	(6,215,564)	(11,431,878)	(1,836,423)
Change From Unit Transactions:
• Net unit transactions	(1,460,111)	(239,195)	(448,448)	(2,249,142)	2,102,062	3,407,670	(1,228,533)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,460,111)	(239,195)	(448,448)	(2,249,142)	2,102,062	3,407,670	(1,228,533)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,222,988)	(1,712,225)	(1,952,980)	(3,181,798)	(4,113,502)	(8,024,208)	(3,064,956)
NET ASSETS AT DECEMBER 31, 2022	61,074,060	9,187,196	3,483,132	17,496,086	17,890,738	55,173,570	11,556,703
Changes From Operations:
• Net investment income (loss)	388,879	55,968	(9,492)	218,985	(43,172)	715,802	396,081
• Net realized gain (loss) on investments	4,576,905	16,477	314,004	1,399,173	1,099,454	(320,984)	(220,111)
• Net change in unrealized appreciation or depreciation on investments	5,787,626	1,235,356	882,940	332,499	1,751,071	8,315,830	215,362
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,753,410	1,307,801	1,187,452	1,950,657	2,807,353	8,710,648	391,332
Change From Unit Transactions:
• Net unit transactions	2,150,187	(954,424)	(217,023)	(1,292,970)	525,313	2,043,613	(30,732)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,150,187	(954,424)	(217,023)	(1,292,970)	525,313	2,043,613	(30,732)
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,903,597	353,377	970,429	657,687	3,332,666	10,754,261	360,600
NET ASSETS AT DECEMBER 31, 2023	$73,977,657	$9,540,573	$4,453,561	$18,153,773	$21,223,404	$65,927,831	$11,917,303

See accompanying notes.

	American Funds Capital Income Builder® - Class 4 Subaccount	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Global Growth Fund - Class 4 Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount	American Funds Global Small Capitalization Fund - Class 4 Subaccount	American Funds Growth Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$231,044,502	$—	$139,389,847	$—	$724,039,248
Changes From Operations:
• Net investment income (loss)	—	135,051	—	(688,577)	—	(1,421,848)
• Net realized gain (loss) on investments	—	21,095,392	(1)	38,108,074	—	90,521,072
• Net change in unrealized appreciation or depreciation on investments	—	(80,939,769)	4	(81,215,061)	—	(312,559,557)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(59,709,326)	3	(43,795,564)	—	(223,460,333)
Change From Unit Transactions:
• Net unit transactions	—	21,331,156	81	17,979,688	—	50,191,668
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	21,331,156	81	17,979,688	—	50,191,668
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(38,378,170)	84	(25,815,876)	—	(173,268,665)
NET ASSETS AT DECEMBER 31, 2022	—	192,666,332	84	113,573,971	—	550,770,583
Changes From Operations:
• Net investment income (loss)	26	714,701	6	(341,395)	—	(1,083,377)
• Net realized gain (loss) on investments	—	16,547,669	16	(3,720,009)	—	40,738,550
• Net change in unrealized appreciation or depreciation on investments	114	24,310,590	86	22,284,750	4	164,584,231
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	140	41,572,960	108	18,223,346	4	204,239,404
Change From Unit Transactions:
• Net unit transactions	2,051	(2,403,120)	1,214	4,083,167	47	(26,382,168)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,051	(2,403,120)	1,214	4,083,167	47	(26,382,168)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,191	39,169,840	1,322	22,306,513	51	177,857,236
NET ASSETS AT DECEMBER 31, 2023	$2,191	$231,836,172	$1,406	$135,880,484	$51	$728,627,819

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	American Funds Growth Fund - Class 4 Subaccount	American Funds Growth-Income Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 4 Subaccount	American Funds International Fund - Class 2 Subaccount	American Funds International Fund - Class 4 Subaccount	American Funds New World Fund® - Class 4 Subaccount	American Funds Washington Mutual Investors Fund - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$613,051,303	$—	$269,863,930	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	1	3,686,909	—	2,826,430	5	22	12
• Net realized gain (loss) on investments	(1)	59,340,087	—	28,935,709	—	118	—
• Net change in unrealized appreciation or depreciation on investments	(24)	(166,846,030)	—	(90,230,083)	(3)	(355)	(8)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(24)	(103,819,034)	—	(58,467,944)	2	(215)	4
Change From Unit Transactions:
• Net unit transactions	2,023	4,962,079	—	15,227,553	874	2,683	1,759
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,023	4,962,079	—	15,227,553	874	2,683	1,759
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,999	(98,856,955)	—	(43,240,391)	876	2,468	1,763
NET ASSETS AT DECEMBER 31, 2022	1,999	514,194,348	—	226,623,539	876	2,468	1,763
Changes From Operations:
• Net investment income (loss)	22	4,656,485	—	1,963,723	59	187	251
• Net realized gain (loss) on investments	78	37,038,317	—	(7,561,789)	11	(294)	(223)
• Net change in unrealized appreciation or depreciation on investments	5,205	87,972,854	(12)	40,049,050	470	1,286	1,938
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,305	129,667,656	(12)	34,450,984	540	1,179	1,966
Change From Unit Transactions:
• Net unit transactions	45,455	(11,984,916)	4,470	900,812	5,450	15,482	21,242
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	45,455	(11,984,916)	4,470	900,812	5,450	15,482	21,242
TOTAL INCREASE (DECREASE) IN NET ASSETS	50,760	117,682,740	4,458	35,351,796	5,990	16,661	23,208
NET ASSETS AT DECEMBER 31, 2023	$52,759	$631,877,088	$4,458	$261,975,335	$6,866	$19,129	$24,971

See accompanying notes.

	BlackRock Global Allocation V.I. Fund - Class I Subaccount	ClearBridge Variable Aggressive Growth Portfolio - Class II Subaccount	ClearBridge Variable Large Cap Growth Portfolio - Class II Subaccount	ClearBridge Variable Mid Cap Portfolio - Class I Subaccount	Delaware Ivy VIP High Income Portfolio - Class II Subaccount	Delaware Ivy VIP Mid Cap Growth Portfolio - Class II Subaccount
NET ASSETS AT JANUARY 1, 2022	$351,164,653	$—	$—	$43,383,714	$—	$—
Changes From Operations:
• Net investment income (loss)	(956,175)	—	—	(118,965)	—	—
• Net realized gain (loss) on investments	(30,762,564)	—	—	2,368,841	—	—
• Net change in unrealized appreciation or depreciation on investments	(7,687,406)	—	—	(13,702,047)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(39,406,145)	—	—	(11,452,171)	—	—
Change From Unit Transactions:
• Net unit transactions	(311,758,508)	—	—	4,221,243	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(311,758,508)	—	—	4,221,243	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(351,164,653)	—	—	(7,230,928)	—	—
NET ASSETS AT DECEMBER 31, 2022	—	—	—	36,152,786	—	—
Changes From Operations:
• Net investment income (loss)	—	—	—	(199,112)	—	—
• Net realized gain (loss) on investments	—	53	(72)	188,726	—	(242)
• Net change in unrealized appreciation or depreciation on investments	—	27	357	4,927,976	19	14
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	80	285	4,917,590	19	(228)
Change From Unit Transactions:
• Net unit transactions	—	468	5,173	4,666,204	379	1,166
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	468	5,173	4,666,204	379	1,166
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	548	5,458	9,583,794	398	938
NET ASSETS AT DECEMBER 31, 2023	$—	$548	$5,458	$45,736,580	$398	$938

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Delaware Ivy VIP Science and Technology Portfolio - Class II Subaccount	Delaware Ivy VIP Small Cap Growth Portfolio - Class II Subaccount	Delaware VIP® Emerging Markets Series - Service Class Subaccount	Delaware VIP® Emerging Markets Series - Standard Class Subaccount	Delaware VIP® Small Cap Value Series - Service Class Subaccount	Delaware VIP® Small Cap Value Series - Standard Class Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class A Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$—	$—	$140,189,557	$—	$113,589,230	$22,011,989
Changes From Operations:
• Net investment income (loss)	—	—	—	4,237,114	—	295,560	1,402,917
• Net realized gain (loss) on investments	—	—	—	(320,642)	—	9,512,133	65,383
• Net change in unrealized appreciation or depreciation on investments	—	(6)	—	(43,868,068)	—	(23,615,037)	(3,195,399)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(6)	—	(39,951,596)	—	(13,807,344)	(1,727,099)
Change From Unit Transactions:
• Net unit transactions	—	292	—	15,846,090	—	(5,075,695)	(261,606)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	292	—	15,846,090	—	(5,075,695)	(261,606)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	286	—	(24,105,506)	—	(18,883,039)	(1,988,705)
NET ASSETS AT DECEMBER 31, 2022	—	286	—	116,084,051	—	94,706,191	20,023,284
Changes From Operations:
• Net investment income (loss)	—	—	—	1,236,489	—	443,585	1,288,058
• Net realized gain (loss) on investments	—	(179)	59	(1,582,694)	3	4,610,996	(145,517)
• Net change in unrealized appreciation or depreciation on investments	2	6	(16)	16,127,706	29	4,568,122	8,879
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2	(173)	43	15,781,501	32	9,622,703	1,151,420
Change From Unit Transactions:
• Net unit transactions	82	1,388	7,527	3,482,673	345	7,906,347	859,689
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	82	1,388	7,527	3,482,673	345	7,906,347	859,689
TOTAL INCREASE (DECREASE) IN NET ASSETS	84	1,215	7,570	19,264,174	377	17,529,050	2,011,109
NET ASSETS AT DECEMBER 31, 2023	$84	$1,501	$7,570	$135,348,225	$377	$112,235,241	$22,034,393

See accompanying notes.

	DWS Equity 500 Index VIP Portfolio - Class A Subaccount	DWS Small Cap Index VIP Portfolio - Class A Subaccount	Fidelity® VIP Asset Manager Portfolio - Initial Class Subaccount	Fidelity® VIP Balanced Portfolio - Service Class 2 Subaccount	Fidelity® VIP Contrafund® Portfolio - Initial Class Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$60,403,430	$12,669,342	$647,532	$—	$2,227,264	$350,879,930
Changes From Operations:
• Net investment income (loss)	480,957	63,282	5,468	—	23,645	(485,816)
• Net realized gain (loss) on investments	5,349,269	1,648,807	35,810	—	165,324	17,654,388
• Net change in unrealized appreciation or depreciation on investments	(16,926,740)	(4,326,306)	(133,269)	—	(934,010)	(112,669,250)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,096,514)	(2,614,217)	(91,991)	—	(745,041)	(95,500,678)
Change From Unit Transactions:
• Net unit transactions	(3,696,186)	(366,171)	(195,635)	—	2,962,071	12,832,937
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,696,186)	(366,171)	(195,635)	—	2,962,071	12,832,937
TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,792,700)	(2,980,388)	(287,626)	—	2,217,030	(82,667,741)
NET ASSETS AT DECEMBER 31, 2022	45,610,730	9,688,954	359,906	—	4,444,294	268,212,189
Changes From Operations:
• Net investment income (loss)	545,923	84,131	5,660	43	36,101	(468,311)
• Net realized gain (loss) on investments	3,834,413	(159,879)	2,277	—	231,432	18,911,620
• Net change in unrealized appreciation or depreciation on investments	6,688,623	1,615,035	32,013	246	1,515,512	67,224,707
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,068,959	1,539,287	39,950	289	1,783,045	85,668,016
Change From Unit Transactions:
• Net unit transactions	(4,888,661)	(560,362)	(69,681)	4,118	2,079,416	(19,380,804)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,888,661)	(560,362)	(69,681)	4,118	2,079,416	(19,380,804)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,180,298	978,925	(29,731)	4,407	3,862,461	66,287,212
NET ASSETS AT DECEMBER 31, 2023	$51,791,028	$10,667,879	$330,175	$4,407	$8,306,755	$334,499,401

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Subaccount	Fidelity® VIP Equity-Income Portfolio - Initial Class Subaccount	Fidelity® VIP Equity-Income Portfolio - Service Class Subaccount	Fidelity® VIP Growth Opportunities Portfolio - Service Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class 2 Subaccount	Fidelity® VIP High Income Portfolio - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$2,125,936	$6,367,545	$6,873,790	$113,916,934	$—	$1,626,632
Changes From Operations:
• Net investment income (loss)	—	24,340	80,445	(9,907)	(124,109)	—	68,222
• Net realized gain (loss) on investments	1	95,779	472,116	874,335	8,153,199	—	(19,428)
• Net change in unrealized appreciation or depreciation on investments	(2)	(244,326)	(904,945)	(3,477,084)	(37,213,110)	(1)	(238,259)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1)	(124,207)	(352,384)	(2,612,656)	(29,184,020)	(1)	(189,465)
Change From Unit Transactions:
• Net unit transactions	59	(192,500)	(630,822)	(148,745)	14,654,102	58	(94,321)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	59	(192,500)	(630,822)	(148,745)	14,654,102	58	(94,321)
TOTAL INCREASE (DECREASE) IN NET ASSETS	58	(316,707)	(983,206)	(2,761,401)	(14,529,918)	57	(283,786)
NET ASSETS AT DECEMBER 31, 2022	58	1,809,229	5,384,339	4,112,389	99,387,016	57	1,342,846
Changes From Operations:
• Net investment income (loss)	10	25,231	89,827	(10,191)	(611,091)	—	76,994
• Net realized gain (loss) on investments	109	66,784	241,025	(77,195)	7,569,798	1,190	(14,359)
• Net change in unrealized appreciation or depreciation on investments	246	84,955	225,806	1,957,247	29,538,309	1,335	74,101
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	365	176,970	556,658	1,869,861	36,497,016	2,525	136,736
Change From Unit Transactions:
• Net unit transactions	4,263	(68,143)	62,685	76,136	7,124,895	25,099	(7,841)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,263	(68,143)	62,685	76,136	7,124,895	25,099	(7,841)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,628	108,827	619,343	1,945,997	43,621,911	27,624	128,895
NET ASSETS AT DECEMBER 31, 2023	$4,686	$1,918,056	$6,003,682	$6,058,386	$143,008,927	$27,681	$1,471,741

See accompanying notes.

	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Subaccount	Fidelity® VIP Overseas Portfolio - Service Class Subaccount	Fidelity® VIP Strategic Income Portfolio - Service Class 2 Subaccount	First Trust Capital Strength Portfolio - Class I Subaccount
NET ASSETS AT JANUARY 1, 2022	$943,164	$162,160,305	$—	$9,384,310	$—	$—
Changes From Operations:
• Net investment income (loss)	12,802	(342,132)	—	54,177	—	—
• Net realized gain (loss) on investments	25,673	9,446,575	1	123,093	—	(1)
• Net change in unrealized appreciation or depreciation on investments	(161,995)	(34,054,203)	—	(2,517,720)	—	6
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(123,520)	(24,949,760)	1	(2,340,450)	—	5
Change From Unit Transactions:
• Net unit transactions	(97,611)	(3,992)	58	201,277	—	128
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(97,611)	(3,992)	58	201,277	—	128
TOTAL INCREASE (DECREASE) IN NET ASSETS	(221,131)	(24,953,752)	59	(2,139,173)	—	133
NET ASSETS AT DECEMBER 31, 2022	722,033	137,206,553	59	7,245,137	—	133
Changes From Operations:
• Net investment income (loss)	15,231	(88,997)	16	49,943	29	11
• Net realized gain (loss) on investments	(8,167)	4,364,799	106	190,990	—	—
• Net change in unrealized appreciation or depreciation on investments	33,804	16,712,387	265	1,131,764	8	114
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	40,868	20,988,189	387	1,372,697	37	125
Change From Unit Transactions:
• Net unit transactions	819	10,777,680	4,235	(720,543)	791	1,436
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	819	10,777,680	4,235	(720,543)	791	1,436
TOTAL INCREASE (DECREASE) IN NET ASSETS	41,687	31,765,869	4,622	652,154	828	1,561
NET ASSETS AT DECEMBER 31, 2023	$763,720	$168,972,422	$4,681	$7,897,291	$828	$1,694

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Franklin Income VIP Fund - Class 1 Subaccount	Franklin Mutual Shares VIP Fund - Class 1 Subaccount	Franklin Rising Dividends VIP Fund - Class 4 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 4 Subaccount	Goldman Sachs VIT Government Money Market Fund - Service Shares Subaccount	Invesco Oppenheimer V.I. International Growth Fund - Series II Shares Subaccount
NET ASSETS AT JANUARY 1, 2022	$140,722,524	$77,836,938	$—	$21,757,185	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	5,438,042	1,159,169	—	(42,640)	—	—	—
• Net realized gain (loss) on investments	3,237,589	7,160,244	—	2,973,045	—	—	—
• Net change in unrealized appreciation or depreciation on investments	(16,584,391)	(13,793,244)	—	(10,384,212)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,908,760)	(5,473,831)	—	(7,453,807)	—	—	—
Change From Unit Transactions:
• Net unit transactions	(7,915,078)	(3,015,044)	—	1,004,546	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,915,078)	(3,015,044)	—	1,004,546	—	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,823,838)	(8,488,875)	—	(6,449,261)	—	—	—
NET ASSETS AT DECEMBER 31, 2022	124,898,686	69,348,063	—	15,307,924	—	—	—
Changes From Operations:
• Net investment income (loss)	7,705,130	1,224,230	—	(40,050)	—	27	4
• Net realized gain (loss) on investments	8,341,717	4,816,069	(25)	(759,931)	(27)	—	—
• Net change in unrealized appreciation or depreciation on investments	(4,068,238)	3,313,692	110	4,976,070	1,089	—	219
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,978,609	9,353,991	85	4,176,089	1,062	27	223
Change From Unit Transactions:
• Net unit transactions	45,213,993	2,119,589	1,927	260,118	11,891	6,870	2,049
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	45,213,993	2,119,589	1,927	260,118	11,891	6,870	2,049
TOTAL INCREASE (DECREASE) IN NET ASSETS	57,192,602	11,473,580	2,012	4,436,207	12,953	6,897	2,272
NET ASSETS AT DECEMBER 31, 2023	$182,091,288	$80,821,643	$2,012	$19,744,131	$12,953	$6,897	$2,272

See accompanying notes.

	Invesco V.I. American Franchise Fund - Series I Shares Subaccount	Invesco V.I. Core Equity Fund - Series I Shares Subaccount	Invesco V.I. Core Plus Bond Fund - Series I Shares Subaccount	Invesco V.I. EQV International Equity Fund - Series I Shares Subaccount	Invesco V.I. Main Street Small Cap Fund® - Series II Shares Subaccount	Janus Henderson Balanced Portfolio - Institutional Shares Subaccount
NET ASSETS AT JANUARY 1, 2022	$16,223,327	$18,048,581	$1,082,801	$41,223,736	$—	$11,944,585
Changes From Operations:
• Net investment income (loss)	(34,294)	92,589	(52)	383,214	1	102,598
• Net realized gain (loss) on investments	3,085,309	2,176,272	(10,949)	3,288,971	40	375,082
• Net change in unrealized appreciation or depreciation on investments	(8,036,077)	(5,941,688)	(149,319)	(11,512,821)	(65)	(2,429,453)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,985,062)	(3,672,827)	(160,320)	(7,840,636)	(24)	(1,951,773)
Change From Unit Transactions:
• Net unit transactions	(737,164)	(1,354,755)	(79,894)	430,321	662	(828,647)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(737,164)	(1,354,755)	(79,894)	430,321	662	(828,647)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,722,226)	(5,027,582)	(240,214)	(7,410,315)	638	(2,780,420)
NET ASSETS AT DECEMBER 31, 2022	10,501,101	13,020,999	842,587	33,813,421	638	9,164,165
Changes From Operations:
• Net investment income (loss)	(32,180)	67,082	17,996	(153,637)	70	186,561
• Net realized gain (loss) on investments	43,441	118,578	(2,843)	(492,035)	(59)	48,554
• Net change in unrealized appreciation or depreciation on investments	4,118,688	2,704,326	32,276	6,469,003	1,337	1,153,896
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,129,949	2,889,986	47,429	5,823,331	1,348	1,389,011
Change From Unit Transactions:
• Net unit transactions	(1,083,111)	(1,129,382)	16,526	(338,391)	9,719	(267,387)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,083,111)	(1,129,382)	16,526	(338,391)	9,719	(267,387)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,046,838	1,760,604	63,955	5,484,940	11,067	1,121,624
NET ASSETS AT DECEMBER 31, 2023	$13,547,939	$14,781,603	$906,542	$39,298,361	$11,705	$10,285,789

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Janus Henderson Balanced Portfolio - Service Shares Subaccount	Janus Henderson Enterprise Portfolio - Service Shares Subaccount	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount	Janus Henderson Global Research Portfolio - Service Shares Subaccount	Janus Henderson Global Technology and Innovation Portfolio - Service Shares Subaccount	JPMorgan Insurance Trust Global Allocation Portfolio - Class 1 Subaccount	LVIP American Balanced Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$12,056,430	$5,606,650	$11,871,355	$2,561,818	$4,959,571	$38,816,225	$—
Changes From Operations:
• Net investment income (loss)	71,481	(9,431)	79,386	11,745	(6,889)	348,028	—
• Net realized gain (loss) on investments	1,484,420	990,079	1,066,748	398,271	544,274	2,193,481	—
• Net change in unrealized appreciation or depreciation on investments	(3,560,765)	(1,887,336)	(3,420,442)	(905,884)	(2,342,482)	(10,238,640)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,004,864)	(906,688)	(2,274,308)	(495,868)	(1,805,097)	(7,697,131)	—
Change From Unit Transactions:
• Net unit transactions	(219,749)	(656,720)	(938,411)	(196,703)	(264,879)	3,844,455	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(219,749)	(656,720)	(938,411)	(196,703)	(264,879)	3,844,455	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,224,613)	(1,563,408)	(3,212,719)	(692,571)	(2,069,976)	(3,852,676)	—
NET ASSETS AT DECEMBER 31, 2022	9,831,817	4,043,242	8,658,636	1,869,247	2,889,595	34,963,549	—
Changes From Operations:
• Net investment income (loss)	127,554	(6,468)	67,122	10,698	(7,305)	(75,119)	45,840
• Net realized gain (loss) on investments	312,982	314,733	262,183	196,735	(52,811)	(1,069,350)	64,061
• Net change in unrealized appreciation or depreciation on investments	844,706	367,740	1,860,177	260,661	1,599,493	3,198,664	4,169
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,285,242	676,005	2,189,482	468,094	1,539,377	2,054,195	114,070
Change From Unit Transactions:
• Net unit transactions	(2,490,363)	(226,320)	(877,096)	(178,586)	(122,531)	(37,017,744)	1,606,951
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,490,363)	(226,320)	(877,096)	(178,586)	(122,531)	(37,017,744)	1,606,951
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,205,121)	449,685	1,312,386	289,508	1,416,846	(34,963,549)	1,721,021
NET ASSETS AT DECEMBER 31, 2023	$8,626,696	$4,492,927	$9,971,022	$2,158,755	$4,306,441	$—	$1,721,021
See accompanying notes.

	LVIP American Growth Allocation Fund - Service Class Subaccount	LVIP American Growth Allocation Fund - Standard Class Subaccount	LVIP American Income Allocation Fund - Standard Class Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP Baron Growth Opportunities Fund - Standard Class Subaccount	LVIP BlackRock Advantage Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$6,682,111	$626,946	$78,244,918	$2,344,995	$1,259,639
Changes From Operations:
• Net investment income (loss)	—	338,075	54,439	(358,144)	(4,439)	17,649
• Net realized gain (loss) on investments	—	710,904	70,574	6,450,118	253,702	(278,884)
• Net change in unrealized appreciation or depreciation on investments	—	(2,536,869)	(263,941)	(26,913,852)	(896,984)	77,488
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(1,487,890)	(138,928)	(20,821,878)	(647,721)	(183,747)
Change From Unit Transactions:
• Net unit transactions	—	15,120,775	1,681,636	5,460,368	883,850	(1,075,892)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	15,120,775	1,681,636	5,460,368	883,850	(1,075,892)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	13,632,885	1,542,708	(15,361,510)	236,129	(1,259,639)
NET ASSETS AT DECEMBER 31, 2022	—	20,314,996	2,169,654	62,883,408	2,581,124	—
Changes From Operations:
• Net investment income (loss)	—	1,077,292	139,258	(357,755)	(3,862)	—
• Net realized gain (loss) on investments	—	8,515,193	308,120	2,946,403	86,592	—
• Net change in unrealized appreciation or depreciation on investments	—	(5,106,328)	(71,270)	8,511,446	461,412	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	4,486,157	376,108	11,100,094	544,142	—
Change From Unit Transactions:
• Net unit transactions	140	18,200,398	2,215,800	4,970,722	862,365	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	140	18,200,398	2,215,800	4,970,722	862,365	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	140	22,686,555	2,591,908	16,070,816	1,406,507	—
NET ASSETS AT DECEMBER 31, 2023	$140	$43,001,551	$4,761,562	$78,954,224	$3,987,631	$—

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Global Allocation Fund - Service Class Subaccount	LVIP BlackRock Global Allocation Fund - Standard Class Subaccount	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP BlackRock Real Estate Fund - Service Class Subaccount	LVIP BlackRock Real Estate Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$52,695,718	$—	$1,187,505	$37,221,085	$68,752,349	$—	$41,982,947
Changes From Operations:
• Net investment income (loss)	707,909	—	(25,428)	267,472	5,173,363	—	451,901
• Net realized gain (loss) on investments	6,468,955	—	7,110,285	1,136,768	(368,642)	—	547,649
• Net change in unrealized appreciation or depreciation on investments	(8,640,161)	—	(24,089,207)	(7,973,660)	(8,203,052)	—	(13,387,959)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,463,297)	—	(17,004,350)	(6,569,420)	(3,398,331)	—	(12,388,409)
Change From Unit Transactions:
• Net unit transactions	(6,652,238)	—	316,678,949	1,983,773	(6,131,624)	—	6,656,637
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,652,238)	—	316,678,949	1,983,773	(6,131,624)	—	6,656,637
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,115,535)	—	299,674,599	(4,585,647)	(9,529,955)	—	(5,731,772)
NET ASSETS AT DECEMBER 31, 2022	44,580,183	—	300,862,104	32,635,438	59,222,394	—	36,251,175
Changes From Operations:
• Net investment income (loss)	916,312	16	7,049,473	515,043	1,135,703	29	992,420
• Net realized gain (loss) on investments	4,314,823	—	(1,274,417)	(127,916)	(1,463,660)	1	(1,703,838)
• Net change in unrealized appreciation or depreciation on investments	(1,482,132)	42	33,066,260	3,196,985	2,988,975	109	5,518,714
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,749,003	58	38,841,316	3,584,112	2,661,018	139	4,807,296
Change From Unit Transactions:
• Net unit transactions	(1,001,183)	870	2,056,562	775,457	2,387,737	3,967	1,792,327
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,001,183)	870	2,056,562	775,457	2,387,737	3,967	1,792,327
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,747,820	928	40,897,878	4,359,569	5,048,755	4,106	6,599,623
NET ASSETS AT DECEMBER 31, 2023	$47,328,003	$928	$341,759,982	$36,995,007	$64,271,149	$4,106	$42,850,798

See accompanying notes.

	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Service Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$16,507,526	$12,600,930	$12,785,367	$1,624,970	$—	$269,070,179
Changes From Operations:
• Net investment income (loss)	117,174	(40,753)	(62,781)	1,451	—	6,370,660
• Net realized gain (loss) on investments	308,284	1,522,172	1,214,953	142,241	—	(5,449,386)
• Net change in unrealized appreciation or depreciation on investments	(3,413,323)	(4,872,847)	(4,313,085)	(434,676)	—	(38,605,748)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,987,865)	(3,391,428)	(3,160,913)	(290,984)	—	(37,684,474)
Change From Unit Transactions:
• Net unit transactions	1,858,880	(126,046)	359,292	(62,123)	—	(1,195,021)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,858,880	(126,046)	359,292	(62,123)	—	(1,195,021)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,128,985)	(3,517,474)	(2,801,621)	(353,107)	—	(38,879,495)
NET ASSETS AT DECEMBER 31, 2022	15,378,541	9,083,456	9,983,746	1,271,863	—	230,190,684
Changes From Operations:
• Net investment income (loss)	210,416	3,121	(25,660)	3,946	147	7,468,730
• Net realized gain (loss) on investments	(184,354)	198,633	541,408	91,185	(136)	(6,085,444)
• Net change in unrealized appreciation or depreciation on investments	1,728,429	2,779,276	1,195,560	167,775	263	12,555,319
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,754,491	2,981,030	1,711,308	262,906	274	13,938,605
Change From Unit Transactions:
• Net unit transactions	(200,874)	(203,592)	(158,532)	(113,755)	5,214	40,977,213
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(200,874)	(203,592)	(158,532)	(113,755)	5,214	40,977,213
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,553,617	2,777,438	1,552,776	149,151	5,488	54,915,818
NET ASSETS AT DECEMBER 31, 2023	$16,932,158	$11,860,894	$11,536,522	$1,421,014	$5,488	$285,106,502

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP Delaware Diversified Floating Rate Fund - Standard Class Subaccount	LVIP Delaware Diversified Income Fund - Service Class Subaccount	LVIP Delaware Diversified Income Fund - Standard Class Subaccount	LVIP Delaware High Yield Fund - Standard Class Subaccount	LVIP Delaware Limited-Term Diversified Income Fund - Service Class Subaccount	LVIP Delaware Limited-Term Diversified Income Fund - Standard Class Subaccount	LVIP Delaware Mid Cap Value Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$38,191,510	$—	$106,552,993	$20,667,499	$—	$96,496,639	$—
Changes From Operations:
• Net investment income (loss)	589,921	364	2,646,095	1,052,785	36	1,630,209	6
• Net realized gain (loss) on investments	(239,131)	(11)	(1,885,584)	(516,671)	(6)	(783,617)	8
• Net change in unrealized appreciation or depreciation on investments	(621,894)	(793)	(16,020,922)	(2,908,052)	(61)	(5,297,830)	(24)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(271,104)	(440)	(15,260,411)	(2,371,938)	(31)	(4,451,238)	(10)
Change From Unit Transactions:
• Net unit transactions	(2,406,737)	11,836	(1,205,047)	(1,465,862)	1,687	(6,599,337)	591
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,406,737)	11,836	(1,205,047)	(1,465,862)	1,687	(6,599,337)	591
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,677,841)	11,396	(16,465,458)	(3,837,800)	1,656	(11,050,575)	581
NET ASSETS AT DECEMBER 31, 2022	35,513,669	11,396	90,087,535	16,829,699	1,656	85,446,064	581
Changes From Operations:
• Net investment income (loss)	1,758,564	1,420	3,587,125	1,174,747	121	3,022,254	110
• Net realized gain (loss) on investments	(81,657)	(32)	(2,880,437)	(575,819)	(2)	(935,243)	40
• Net change in unrealized appreciation or depreciation on investments	111,037	416	4,751,098	1,478,443	27	2,015,702	750
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,787,944	1,804	5,457,786	2,077,371	146	4,102,713	900
Change From Unit Transactions:
• Net unit transactions	1,622,551	25,579	7,704,458	(93,545)	2,169	11,795,400	7,885
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,622,551	25,579	7,704,458	(93,545)	2,169	11,795,400	7,885
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,410,495	27,383	13,162,244	1,983,826	2,315	15,898,113	8,785
NET ASSETS AT DECEMBER 31, 2023	$38,924,164	$38,779	$103,249,779	$18,813,525	$3,971	$101,344,177	$9,366

See accompanying notes.

	LVIP Delaware Mid Cap Value Fund - Standard Class Subaccount	LVIP Delaware SMID Cap Core Fund - Service Class Subaccount	LVIP Delaware SMID Cap Core Fund - Standard Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware U.S. Growth Fund - Standard Class Subaccount	LVIP Delaware U.S. REIT Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$28,528,586	$—	$103,305,570	$14,793,916	$52,077,504	$—
Changes From Operations:
• Net investment income (loss)	294,739	—	(136,626)	93,409	(228,479)	45
• Net realized gain (loss) on investments	1,589,547	—	2,823,178	1,530,836	7,396,264	—
• Net change in unrealized appreciation or depreciation on investments	(4,539,438)	—	(17,291,944)	(4,588,693)	(21,937,084)	(122)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,655,152)	—	(14,605,392)	(2,964,448)	(14,769,299)	(77)
Change From Unit Transactions:
• Net unit transactions	3,301,869	—	(5,347,338)	377,995	2,442,435	1,446
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,301,869	—	(5,347,338)	377,995	2,442,435	1,446
TOTAL INCREASE (DECREASE) IN NET ASSETS	646,717	—	(19,952,730)	(2,586,453)	(12,326,864)	1,369
NET ASSETS AT DECEMBER 31, 2022	29,175,303	—	83,352,840	12,207,463	39,750,640	1,369
Changes From Operations:
• Net investment income (loss)	415,653	2	528,609	89,764	(225,016)	98
• Net realized gain (loss) on investments	2,841,934	8	4,754,016	1,144,108	(1,541,796)	(4)
• Net change in unrealized appreciation or depreciation on investments	339,658	12	8,382,422	2,341,179	19,939,098	157
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,597,245	22	13,665,047	3,575,051	18,172,286	251
Change From Unit Transactions:
• Net unit transactions	3,885,055	223	2,903,839	(92,006)	(4,253,676)	1,722
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,885,055	223	2,903,839	(92,006)	(4,253,676)	1,722
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,482,300	245	16,568,886	3,483,045	13,918,610	1,973
NET ASSETS AT DECEMBER 31, 2023	$36,657,603	$245	$99,921,726	$15,690,508	$53,669,250	$3,342

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP Delaware U.S. REIT Fund - Standard Class Subaccount	LVIP Delaware Value Fund - Service Class Subaccount	LVIP Delaware Value Fund - Standard Class Subaccount	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional International Core Equity Fund - Standard Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$86,319,814	$—	$105,352,382	$3,104,915	$42,760,967	$13,981,208	$50,575,433
Changes From Operations:
• Net investment income (loss)	1,967,114	1	1,148,016	51,412	1,060,804	325,767	309,240
• Net realized gain (loss) on investments	945,022	—	7,052,976	81,662	150,858	566	2,977,543
• Net change in unrealized appreciation or depreciation on investments	(24,417,875)	2	(12,411,321)	(487,234)	(7,074,691)	(1,918,047)	(11,295,794)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(21,505,739)	3	(4,210,329)	(354,160)	(5,863,029)	(1,591,714)	(8,009,011)
Change From Unit Transactions:
• Net unit transactions	351,060	58	(8,485,520)	(233,910)	1,921,146	(392,948)	187,759
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	351,060	58	(8,485,520)	(233,910)	1,921,146	(392,948)	187,759
TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,154,679)	61	(12,695,849)	(588,070)	(3,941,883)	(1,984,662)	(7,821,252)
NET ASSETS AT DECEMBER 31, 2022	65,165,135	61	92,656,533	2,516,845	38,819,084	11,996,546	42,754,181
Changes From Operations:
• Net investment income (loss)	2,129,962	3	1,201,393	60,771	976,452	379,617	354,283
• Net realized gain (loss) on investments	(552,496)	7	2,980,254	(96,197)	330,546	93,647	2,705,322
• Net change in unrealized appreciation or depreciation on investments	6,777,130	(4)	(1,049,430)	257,734	4,515,633	1,397,682	6,482,591
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,354,596	6	3,132,217	222,308	5,822,631	1,870,946	9,542,196
Change From Unit Transactions:
• Net unit transactions	3,122,328	5,107	6,877,964	(248,081)	152,255	(498,511)	440,201
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,122,328	5,107	6,877,964	(248,081)	152,255	(498,511)	440,201
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,476,924	5,113	10,010,181	(25,773)	5,974,886	1,372,435	9,982,397
NET ASSETS AT DECEMBER 31, 2023	$76,642,059	$5,174	$102,666,714	$2,491,072	$44,793,970	$13,368,981	$52,736,578

See accompanying notes.

	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class Subaccount	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class Subaccount	LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$57,180,554	$17,271,303	$10,243,993	$—	$65,679,643	$44,688,771
Changes From Operations:
• Net investment income (loss)	258,955	71,561	96,176	—	5,889,787	2,889,140
• Net realized gain (loss) on investments	3,414,648	1,160,247	614,028	—	(554,173)	(254,877)
• Net change in unrealized appreciation or depreciation on investments	(12,004,848)	(3,836,521)	(1,986,273)	—	(12,986,541)	(5,817,315)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,331,245)	(2,604,713)	(1,276,069)	—	(7,650,927)	(3,183,052)
Change From Unit Transactions:
• Net unit transactions	(1,063,268)	(1,041,833)	(563,539)	—	2,367,743	(547,255)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,063,268)	(1,041,833)	(563,539)	—	2,367,743	(547,255)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,394,513)	(3,646,546)	(1,839,608)	—	(5,283,184)	(3,730,307)
NET ASSETS AT DECEMBER 31, 2022	47,786,041	13,624,757	8,404,385	—	60,396,459	40,958,464
Changes From Operations:
• Net investment income (loss)	260,516	108,557	110,596	54	1,691,671	1,480,794
• Net realized gain (loss) on investments	3,647,152	2,701,175	735,028	—	(1,761,488)	(413,827)
• Net change in unrealized appreciation or depreciation on investments	5,772,282	113,660	541,840	55	5,709,696	5,963,530
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,679,950	2,923,392	1,387,464	109	5,639,879	7,030,497
Change From Unit Transactions:
• Net unit transactions	(2,819,685)	(122,310)	(243,569)	1,779	(617,045)	(3,053,630)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,819,685)	(122,310)	(243,569)	1,779	(617,045)	(3,053,630)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,860,265	2,801,082	1,143,895	1,888	5,022,834	3,976,867
NET ASSETS AT DECEMBER 31, 2023	$54,646,306	$16,425,839	$9,548,280	$1,888	$65,419,293	$44,935,331

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class Subaccount	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class Subaccount	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class Subaccount	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$70,276,647	$—	$88,687,254	$57,348,860	$146,993,204	$119,447,115
Changes From Operations:
• Net investment income (loss)	—	1,470,568	—	2,206,264	1,018,818	2,522,354	2,043,561
• Net realized gain (loss) on investments	—	4,024,651	—	2,609,430	713,681	10,396,033	6,573,539
• Net change in unrealized appreciation or depreciation on investments	—	(12,740,467)	—	(16,119,860)	(10,825,128)	(40,888,605)	(29,676,257)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(7,245,248)	—	(11,304,166)	(9,092,629)	(27,970,218)	(21,059,157)
Change From Unit Transactions:
• Net unit transactions	—	(649,396)	—	(1,877,471)	(1,139,896)	(1,536,473)	(7,523,575)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(649,396)	—	(1,877,471)	(1,139,896)	(1,536,473)	(7,523,575)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(7,894,644)	—	(13,181,637)	(10,232,525)	(29,506,691)	(28,582,732)
NET ASSETS AT DECEMBER 31, 2022	—	62,382,003	—	75,505,617	47,116,335	117,486,513	90,864,383
Changes From Operations:
• Net investment income (loss)	56	779,872	4	857,623	748,017	1,744,584	1,344,586
• Net realized gain (loss) on investments	259	6,059,182	—	2,961,282	(917,116)	(4,520,654)	(3,953,166)
• Net change in unrealized appreciation or depreciation on investments	(209)	4,016,719	31	8,244,254	4,453,936	17,142,731	12,643,669
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	106	10,855,773	35	12,063,159	4,284,837	14,366,661	10,035,089
Change From Unit Transactions:
• Net unit transactions	4,232	2,971,287	295	3,591,206	(969,931)	(5,466,051)	(4,308,747)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,232	2,971,287	295	3,591,206	(969,931)	(5,466,051)	(4,308,747)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,338	13,827,060	330	15,654,365	3,314,906	8,900,610	5,726,342
NET ASSETS AT DECEMBER 31, 2023	$4,338	$76,209,063	$330	$91,159,982	$50,431,241	$126,387,123	$96,590,725

See accompanying notes.

	LVIP Government Money Market Fund - Standard Class Subaccount	LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class Subaccount	LVIP JPMorgan Core Bond Fund - Service Class Subaccount	LVIP JPMorgan High Yield Fund - Service Class Subaccount	LVIP JPMorgan High Yield Fund - Standard Class Subaccount	LVIP JPMorgan Retirement Income Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$104,226,159	$2,441,932	$—	$—	$87,838,239	$—
Changes From Operations:
• Net investment income (loss)	837,551	22,621	29	70	3,991,069	8,053
• Net realized gain (loss) on investments	(1,349)	216,172	(8)	(12)	(1,178,015)	9,990
• Net change in unrealized appreciation or depreciation on investments	1,413	(427,025)	(144)	(157)	(12,233,091)	(23,598)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	837,615	(188,232)	(123)	(99)	(9,420,037)	(5,555)
Change From Unit Transactions:
• Net unit transactions	(10,167,831)	(165,498)	1,573	1,342	(2,386,566)	407,863
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(10,167,831)	(165,498)	1,573	1,342	(2,386,566)	407,863
TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,330,216)	(353,730)	1,450	1,243	(11,806,603)	402,308
NET ASSETS AT DECEMBER 31, 2022	94,895,943	2,088,202	1,450	1,243	76,031,636	402,308
Changes From Operations:
• Net investment income (loss)	3,741,108	31,857	106	206	3,630,067	15,943
• Net realized gain (loss) on investments	(36)	117,053	(6)	(3)	(2,135,176)	(551)
• Net change in unrealized appreciation or depreciation on investments	36	95,803	32	184	7,213,258	32,306
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,741,108	244,713	132	387	8,708,149	47,698
Change From Unit Transactions:
• Net unit transactions	(11,291,919)	82,310	1,887	3,138	4,599,750	35,266
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,291,919)	82,310	1,887	3,138	4,599,750	35,266
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,550,811)	327,023	2,019	3,525	13,307,899	82,964
NET ASSETS AT DECEMBER 31, 2023	$87,345,132	$2,415,225	$3,469	$4,768	$89,339,535	$485,272

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP Loomis Sayles Global Growth Fund - Standard Class Subaccount	LVIP MFS International Growth Fund - Service Class Subaccount	LVIP MFS International Growth Fund - Standard Class Subaccount	LVIP MFS Value Fund - Service Class Subaccount	LVIP MFS Value Fund - Standard Class Subaccount	LVIP Mondrian Global Income Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$19,815,893	$212,086	$—	$94,070,214	$—	$220,312,448	$20,975,396
Changes From Operations:
• Net investment income (loss)	121,996	1,754	19	435,020	—	2,639,813	(104,255)
• Net realized gain (loss) on investments	2,785,003	22,069	112	6,215,983	—	15,243,001	(531,123)
• Net change in unrealized appreciation or depreciation on investments	(4,793,420)	(98,034)	(332)	(20,520,493)	—	(32,081,900)	(2,607,633)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,886,421)	(74,211)	(201)	(13,869,490)	—	(14,199,086)	(3,243,011)
Change From Unit Transactions:
• Net unit transactions	(1,921,201)	369,363	2,286	3,084,481	—	3,454,848	822,632
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,921,201)	369,363	2,286	3,084,481	—	3,454,848	822,632
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,807,622)	295,152	2,085	(10,785,009)	—	(10,744,238)	(2,420,379)
NET ASSETS AT DECEMBER 31, 2022	16,008,271	507,238	2,085	83,285,205	—	209,568,210	18,555,017
Changes From Operations:
• Net investment income (loss)	176,555	3,773	178	1,627,620	172	3,273,609	(98,214)
• Net realized gain (loss) on investments	1,666,739	17,636	270	4,495,698	369	19,203,224	(951,067)
• Net change in unrealized appreciation or depreciation on investments	76,057	197,610	505	6,208,777	328	(4,342,446)	1,842,478
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,919,351	219,019	953	12,332,095	869	18,134,387	793,197
Change From Unit Transactions:
• Net unit transactions	548,376	298,553	13,611	10,572,187	11,539	32,071,594	3,641,333
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	548,376	298,553	13,611	10,572,187	11,539	32,071,594	3,641,333
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,467,727	517,572	14,564	22,904,282	12,408	50,205,981	4,434,530
NET ASSETS AT DECEMBER 31, 2023	$18,475,998	$1,024,810	$16,649	$106,189,487	$12,408	$259,774,191	$22,989,547

See accompanying notes.

	LVIP Mondrian International Value Fund - Service Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP PIMCO Low Duration Bond Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Service Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$53,379,004	$573,422	$1,118,667	$—	$114,996,759
Changes From Operations:
• Net investment income (loss)	60	1,138,559	6,333	63,680	335	1,519,942
• Net realized gain (loss) on investments	(45)	(336,773)	5,048	(3,636)	(24)	(1,157,560)
• Net change in unrealized appreciation or depreciation on investments	(244)	(6,535,982)	(116,509)	(133,913)	(983)	(16,556,016)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(229)	(5,734,196)	(105,128)	(73,869)	(672)	(16,193,634)
Change From Unit Transactions:
• Net unit transactions	2,318	(101,587)	19,950	2,193,590	17,508	845,045
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,318	(101,587)	19,950	2,193,590	17,508	845,045
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,089	(5,835,783)	(85,178)	2,119,721	16,836	(15,348,589)
NET ASSETS AT DECEMBER 31, 2022	2,089	47,543,221	488,244	3,238,388	16,836	99,648,170
Changes From Operations:
• Net investment income (loss)	262	1,435,550	8,011	186,337	2,388	2,372,409
• Net realized gain (loss) on investments	22	(144,453)	34,073	(1,265)	(84)	(3,339,771)
• Net change in unrealized appreciation or depreciation on investments	784	7,669,609	112,143	38,956	1,269	5,804,693
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,068	8,960,706	154,227	224,028	3,573	4,837,331
Change From Unit Transactions:
• Net unit transactions	10,861	(2,109,699)	211,090	2,168,573	84,240	9,256,272
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,861	(2,109,699)	211,090	2,168,573	84,240	9,256,272
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,929	6,851,007	365,317	2,392,601	87,813	14,093,603
NET ASSETS AT DECEMBER 31, 2023	$14,018	$54,394,228	$853,561	$5,630,989	$104,649	$113,741,773

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP SSGA Conservative Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets Equity Index Fund - Service Class Subaccount	LVIP SSGA Emerging Markets Equity Index Fund - Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Service Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$38,454,913	$—	$371,471	$27,812,059	$—	$88,366,223	$13,779,724
Changes From Operations:
• Net investment income (loss)	703,023	73	18,067	802,166	642	3,462,099	417,322
• Net realized gain (loss) on investments	691,651	(4)	(628)	162,160	(20)	136,303	18,513
• Net change in unrealized appreciation or depreciation on investments	(7,312,547)	(133)	(114,643)	(5,007,283)	(167)	(16,480,387)	(2,801,817)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,917,873)	(64)	(97,204)	(4,042,957)	455	(12,881,985)	(2,365,982)
Change From Unit Transactions:
• Net unit transactions	689,432	2,763	339,551	(1,629,797)	16,204	14,257,764	116,506
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	689,432	2,763	339,551	(1,629,797)	16,204	14,257,764	116,506
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,228,441)	2,699	242,347	(5,672,754)	16,659	1,375,779	(2,249,476)
NET ASSETS AT DECEMBER 31, 2022	33,226,472	2,699	613,818	22,139,305	16,659	89,742,002	11,530,248
Changes From Operations:
• Net investment income (loss)	639,114	549	29,981	482,940	2,474	2,624,922	283,011
• Net realized gain (loss) on investments	580,427	(4)	(3,113)	(912,795)	271	863,897	230,532
• Net change in unrealized appreciation or depreciation on investments	2,114,823	292	41,404	3,239,022	4,562	11,760,466	1,348,359
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,334,364	837	68,272	2,809,167	7,307	15,249,285	1,861,902
Change From Unit Transactions:
• Net unit transactions	111,417	16,325	271,512	(957,604)	70,808	3,468,557	(716,504)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	111,417	16,325	271,512	(957,604)	70,808	3,468,557	(716,504)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,445,781	17,162	339,784	1,851,563	78,115	18,717,842	1,145,398
NET ASSETS AT DECEMBER 31, 2023	$36,672,253	$19,861	$953,602	$23,990,868	$94,774	$108,459,844	$12,675,646

See accompanying notes.

	LVIP SSGA Mid-Cap Index Fund - Service Class Subaccount	LVIP SSGA Mid-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Moderate Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class Subaccount	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Nasdaq-100 Index Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$793,683	$193,791,864	$—	$208,204,286	$—
Changes From Operations:
• Net investment income (loss)	106	25,501	3,673,833	—	3,638,305	—
• Net realized gain (loss) on investments	779	144,084	4,272,936	—	4,403,357	(1)
• Net change in unrealized appreciation or depreciation on investments	(1,139)	(277,434)	(39,411,109)	—	(42,931,520)	(2)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(254)	(107,849)	(31,464,340)	—	(34,889,858)	(3)
Change From Unit Transactions:
• Net unit transactions	9,129	1,128,569	8,210,690	—	10,685,403	58
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	9,129	1,128,569	8,210,690	—	10,685,403	58
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,875	1,020,720	(23,253,650)	—	(24,204,455)	55
NET ASSETS AT DECEMBER 31, 2022	8,875	1,814,403	170,538,214	—	183,999,831	55
Changes From Operations:
• Net investment income (loss)	521	49,336	2,973,603	465	3,108,084	21
• Net realized gain (loss) on investments	2,026	172,691	5,611,524	(1,288)	8,220,602	1
• Net change in unrealized appreciation or depreciation on investments	1,900	241,083	13,207,274	857	14,841,110	760
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,447	463,110	21,792,401	34	26,169,796	782
Change From Unit Transactions:
• Net unit transactions	36,687	1,563,297	1,659,088	25,113	4,167,018	8,476
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	36,687	1,563,297	1,659,088	25,113	4,167,018	8,476
TOTAL INCREASE (DECREASE) IN NET ASSETS	41,134	2,026,407	23,451,489	25,147	30,336,814	9,258
NET ASSETS AT DECEMBER 31, 2023	$50,009	$3,840,810	$193,989,703	$25,147	$214,336,645	$9,313

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP SSGA S&P 500 Index Fund - Service Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Short-Term Bond Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Service Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP Structured Conservative Allocation Fund - Standard Class Subaccount	LVIP Structured Moderate Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$1,290,396,332	$198,414	$—	$131,896,485	$16,243,061	$107,730,500
Changes From Operations:
• Net investment income (loss)	715	9,881,425	13,494	57	750,156	485,678	3,814,883
• Net realized gain (loss) on investments	4,479	124,954,229	1,655	553	13,860,430	427,579	3,658,370
• Net change in unrealized appreciation or depreciation on investments	(7,461)	(384,369,434)	(26,246)	(1,216)	(44,128,448)	(3,198,259)	(22,358,091)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,267)	(249,533,780)	(11,097)	(606)	(29,517,862)	(2,285,002)	(14,884,838)
Change From Unit Transactions:
• Net unit transactions	56,783	124,772,825	871,446	6,296	19,069,038	354,772	1,953,987
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	56,783	124,772,825	871,446	6,296	19,069,038	354,772	1,953,987
TOTAL INCREASE (DECREASE) IN NET ASSETS	54,516	(124,760,955)	860,349	5,690	(10,448,824)	(1,930,230)	(12,930,851)
NET ASSETS AT DECEMBER 31, 2022	54,516	1,165,635,377	1,058,763	5,690	121,447,661	14,312,831	94,799,649
Changes From Operations:
• Net investment income (loss)	3,309	11,946,108	61,743	306	1,076,509	320,780	1,908,260
• Net realized gain (loss) on investments	6,099	68,699,711	(178)	198	718,212	(211,293)	855,612
• Net change in unrealized appreciation or depreciation on investments	23,230	221,755,475	23,309	2,834	19,833,476	1,281,782	8,725,503
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	32,638	302,401,294	84,874	3,338	21,628,197	1,391,269	11,489,375
Change From Unit Transactions:
• Net unit transactions	220,514	52,720,922	951,266	26,635	15,909,755	327,953	(2,760,137)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	220,514	52,720,922	951,266	26,635	15,909,755	327,953	(2,760,137)
TOTAL INCREASE (DECREASE) IN NET ASSETS	253,152	355,122,216	1,036,140	29,973	37,537,952	1,719,222	8,729,238
NET ASSETS AT DECEMBER 31, 2023	$307,668	$1,520,757,593	$2,094,903	$35,663	$158,985,613	$16,032,053	$103,528,887

See accompanying notes.

	LVIP Structured Moderately Aggressive Allocation Fund - Service Class Subaccount	LVIP Structured Moderately Aggressive Allocation Fund - Standard Class Subaccount	LVIP T. Rowe Price 2010 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2020 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2030 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2040 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$90,408,942	$498,660	$1,354,121	$3,435,021	$6,069,336
Changes From Operations:
• Net investment income (loss)	647	3,470,210	416	28,345	79,879	114,408
• Net realized gain (loss) on investments	249	3,050,522	(57,706)	42,317	195,789	266,762
• Net change in unrealized appreciation or depreciation on investments	(1,214)	(18,935,583)	1,003	(278,088)	(892,363)	(1,534,059)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(318)	(12,414,851)	(56,287)	(207,426)	(616,695)	(1,152,889)
Change From Unit Transactions:
• Net unit transactions	13,616	1,168,450	(442,373)	(172,454)	812,076	1,591,997
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	13,616	1,168,450	(442,373)	(172,454)	812,076	1,591,997
TOTAL INCREASE (DECREASE) IN NET ASSETS	13,298	(11,246,401)	(498,660)	(379,880)	195,381	439,108
NET ASSETS AT DECEMBER 31, 2022	13,298	79,162,541	—	974,241	3,630,402	6,508,444
Changes From Operations:
• Net investment income (loss)	—	1,659,557	—	27,888	94,677	144,504
• Net realized gain (loss) on investments	(574)	1,262,452	—	4,492	162,031	315,376
• Net change in unrealized appreciation or depreciation on investments	1,214	7,830,753	—	108,977	374,629	944,987
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	640	10,752,762	—	141,357	631,337	1,404,867
Change From Unit Transactions:
• Net unit transactions	(13,938)	491,969	—	158,829	721,302	1,473,065
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(13,938)	491,969	—	158,829	721,302	1,473,065
TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,298)	11,244,731	—	300,186	1,352,639	2,877,932
NET ASSETS AT DECEMBER 31, 2023	$—	$90,407,272	$—	$1,274,427	$4,983,041	$9,386,376

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP T. Rowe Price 2050 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2060 Fund - Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Service Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$959,249	$2,476,399	$—	$159,103,988	$—	$89,842,512	$10,410,868
Changes From Operations:
• Net investment income (loss)	61,015	108,959	—	(884,545)	—	(465,296)	81,794
• Net realized gain (loss) on investments	96,961	173,906	—	22,363,854	27	8,645,334	404,219
• Net change in unrealized appreciation or depreciation on investments	(417,127)	(852,595)	—	(92,807,440)	(59)	(31,219,125)	(2,629,828)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(259,151)	(569,730)	—	(71,328,131)	(32)	(23,039,087)	(2,143,815)
Change From Unit Transactions:
• Net unit transactions	2,697,418	3,935,019	—	34,421,720	691	8,465,109	826,610
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,697,418	3,935,019	—	34,421,720	691	8,465,109	826,610
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,438,267	3,365,289	—	(36,906,411)	659	(14,573,978)	(1,317,205)
NET ASSETS AT DECEMBER 31, 2022	3,397,516	5,841,688	—	122,197,577	659	75,268,534	9,093,663
Changes From Operations:
• Net investment income (loss)	89,992	172,386	—	(922,600)	—	(451,423)	88,929
• Net realized gain (loss) on investments	175,953	152,726	17	(59,747)	(17)	(785,108)	(31,728)
• Net change in unrealized appreciation or depreciation on investments	615,352	1,252,303	1,866	55,056,721	952	17,390,683	1,234,219
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	881,297	1,577,415	1,883	54,074,374	935	16,154,152	1,291,420
Change From Unit Transactions:
• Net unit transactions	1,941,495	4,200,268	20,212	(12,495,072)	10,629	6,659,881	(60,653)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,941,495	4,200,268	20,212	(12,495,072)	10,629	6,659,881	(60,653)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,822,792	5,777,683	22,095	41,579,302	11,564	22,814,033	1,230,767
NET ASSETS AT DECEMBER 31, 2023	$6,220,308	$11,619,371	$22,095	$163,776,879	$12,223	$98,082,567	$10,324,430

See accompanying notes.

	LVIP Vanguard Bond Allocation Fund - Service Class Subaccount	LVIP Vanguard Bond Allocation Fund - Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Service Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Standard Class Subaccount	LVIP Vanguard International Equity ETF Fund - Service Class Subaccount	LVIP Vanguard International Equity ETF Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$129,195,901	$—	$232,687,238	$—	$144,645,571
Changes From Operations:
• Net investment income (loss)	—	1,567,163	—	1,144,100	—	2,511,830
• Net realized gain (loss) on investments	—	1,255,108	—	5,417,848	—	322,187
• Net change in unrealized appreciation or depreciation on investments	—	(20,879,384)	—	(51,943,758)	—	(27,864,248)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(18,057,113)	—	(45,381,810)	—	(25,030,231)
Change From Unit Transactions:
• Net unit transactions	—	1,033,405	—	8,189,545	—	9,738,236
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	1,033,405	—	8,189,545	—	9,738,236
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(17,023,708)	—	(37,192,265)	—	(15,291,995)
NET ASSETS AT DECEMBER 31, 2022	—	112,172,193	—	195,494,973	—	129,353,576
Changes From Operations:
• Net investment income (loss)	—	3,534,675	—	1,542,288	290	3,547,087
• Net realized gain (loss) on investments	223	(1,942,391)	1,234	13,543,035	109	997,455
• Net change in unrealized appreciation or depreciation on investments	—	5,032,952	—	33,197,144	1,012	14,583,980
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	223	6,625,236	1,234	48,282,467	1,411	19,128,522
Change From Unit Transactions:
• Net unit transactions	(223)	17,935,051	(1,234)	989,731	14,381	5,340,152
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(223)	17,935,051	(1,234)	989,731	14,381	5,340,152
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	24,560,287	—	49,272,198	15,792	24,468,674
NET ASSETS AT DECEMBER 31, 2023	$—	$136,732,480	$—	$244,767,171	$15,792	$153,822,250

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	LVIP Wellington Capital Growth Fund - Service Class Subaccount	LVIP Wellington Capital Growth Fund - Standard Class Subaccount	LVIP Wellington SMID Cap Value Fund - Standard Class Subaccount	LVIP Western Asset Core Bond Fund - Service Class Subaccount	M Capital Appreciation Fund Subaccount	M International Equity Fund Subaccount	M Large Cap Growth Fund Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$103,431,227	$48,929,531	$—	$2,080,691	$2,345,756	$3,876,828
Changes From Operations:
• Net investment income (loss)	—	(535,629)	41,065	—	(4,008)	51,078	(7,118)
• Net realized gain (loss) on investments	—	15,822,608	5,774,141	—	126,388	8,093	239,250
• Net change in unrealized appreciation or depreciation on investments	—	(52,281,361)	(10,746,322)	—	(501,174)	(391,996)	(1,249,665)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(36,994,382)	(4,931,116)	—	(378,794)	(332,825)	(1,017,533)
Change From Unit Transactions:
• Net unit transactions	—	16,185,336	(2,054,821)	—	(27,657)	(26,829)	293,476
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	16,185,336	(2,054,821)	—	(27,657)	(26,829)	293,476
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(20,809,046)	(6,985,937)	—	(406,451)	(359,654)	(724,057)
NET ASSETS AT DECEMBER 31, 2022	—	82,622,181	41,943,594	—	1,674,240	1,986,102	3,152,771
Changes From Operations:
• Net investment income (loss)	—	(544,390)	177,686	517	3,412	58,536	(6,880)
• Net realized gain (loss) on investments	141	(202,138)	5,922,652	(1)	79,162	19,515	160,187
• Net change in unrealized appreciation or depreciation on investments	638	31,983,178	1,176,957	(313)	299,330	225,424	770,170
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	779	31,236,650	7,277,295	203	381,904	303,475	923,477
Change From Unit Transactions:
• Net unit transactions	5,657	(3,772,738)	1,753,558	4,875	(338,440)	(103,206)	(693,381)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,657	(3,772,738)	1,753,558	4,875	(338,440)	(103,206)	(693,381)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,436	27,463,912	9,030,853	5,078	43,464	200,269	230,096
NET ASSETS AT DECEMBER 31, 2023	$6,436	$110,086,093	$50,974,447	$5,078	$1,717,704	$2,186,371	$3,382,867

See accompanying notes.

	M Large Cap Value Fund Subaccount	MFS® VIT Growth Series - Initial Class Subaccount	MFS® VIT Growth Series - Service Class Subaccount	MFS® VIT New Discovery Series - Initial Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$2,918,295	$106,215,717	$—	$176,531	$88,442,493	$58,018,295
Changes From Operations:
• Net investment income (loss)	45,117	(494,340)	—	—	888,003	1,025,102
• Net realized gain (loss) on investments	192,564	9,965,291	—	104,952	7,357,939	3,843,730
• Net change in unrealized appreciation or depreciation on investments	(290,146)	(44,506,594)	—	(186,175)	(17,048,966)	(5,075,233)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(52,465)	(35,035,643)	—	(81,223)	(8,803,024)	(206,401)
Change From Unit Transactions:
• Net unit transactions	(403,240)	9,061,529	—	428,152	290,315	(5,454,951)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(403,240)	9,061,529	—	428,152	290,315	(5,454,951)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(455,705)	(25,974,114)	—	346,929	(8,512,709)	(5,661,352)
NET ASSETS AT DECEMBER 31, 2022	2,462,590	80,241,603	—	523,460	79,929,784	52,356,943
Changes From Operations:
• Net investment income (loss)	53,481	(489,420)	—	—	1,323,122	1,678,942
• Net realized gain (loss) on investments	62,200	7,379,467	1	(11,072)	3,255,373	3,397,912
• Net change in unrealized appreciation or depreciation on investments	76,002	20,376,227	11	128,548	3,574,887	(6,293,734)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	191,683	27,266,274	12	117,476	8,153,382	(1,216,880)
Change From Unit Transactions:
• Net unit transactions	72,474	(9,031,588)	189	554,743	3,470,089	5,072,299
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	72,474	(9,031,588)	189	554,743	3,470,089	5,072,299
TOTAL INCREASE (DECREASE) IN NET ASSETS	264,157	18,234,686	201	672,219	11,623,471	3,855,419
NET ASSETS AT DECEMBER 31, 2023	$2,726,747	$98,476,289	$201	$1,195,679	$91,553,255	$56,212,362

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	MFS® VIT Utilities Series - Service Class Subaccount	MFS® VIT II Core Equity Portfolio - Initial Class Subaccount	Morgan Stanley VIF Global Infrastructure Portfolio - Class II Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount	Neuberger Berman AMT Sustainable Equity Portfolio - I Class Subaccount	PIMCO VIT Commodity RealReturn® Strategy Portfolio - Administrative Class Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$1,667,003	$—	$24,052,186	$6,625,962	$1,673,782	$35,846,313
Changes From Operations:
• Net investment income (loss)	—	1,181	—	(55,300)	16,082	3,104	7,342,498
• Net realized gain (loss) on investments	—	228,017	—	3,454,750	1,007,713	140,205	2,388,304
• Net change in unrealized appreciation or depreciation on investments	—	(527,404)	—	(10,327,326)	(1,659,502)	(448,683)	(5,542,495)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(298,206)	—	(6,927,876)	(635,707)	(305,374)	4,188,307
Change From Unit Transactions:
• Net unit transactions	—	383,703	—	(466,787)	(651,662)	(174,472)	(7,014,838)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	383,703	—	(466,787)	(651,662)	(174,472)	(7,014,838)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	85,497	—	(7,394,663)	(1,287,369)	(479,846)	(2,826,531)
NET ASSETS AT DECEMBER 31, 2022	—	1,752,500	—	16,657,523	5,338,593	1,193,936	33,019,782
Changes From Operations:
• Net investment income (loss)	5	8,796	—	(45,986)	40,858	1,760	5,122,085
• Net realized gain (loss) on investments	9	105,411	(2)	(757,662)	289,956	28,516	(2,543,640)
• Net change in unrealized appreciation or depreciation on investments	62	335,891	6	3,637,969	228,491	271,124	(5,338,507)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	76	450,098	4	2,834,321	559,305	301,400	(2,760,062)
Change From Unit Transactions:
• Net unit transactions	1,175	379,219	114	(1,200,641)	(237,840)	(97,417)	2,559,294
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,175	379,219	114	(1,200,641)	(237,840)	(97,417)	2,559,294
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,251	829,317	118	1,633,680	321,465	203,983	(200,768)
NET ASSETS AT DECEMBER 31, 2023	$1,251	$2,581,817	$118	$18,291,203	$5,660,058	$1,397,919	$32,819,014

See accompanying notes.

	PIMCO VIT Commodity RealReturn® Strategy Portfolio - Advisor Class Subaccount	PIMCO VIT Dynamic Bond Portfolio - Advisor Class Subaccount	Putnam VT George Putnam Balanced Fund - Class IA Subaccount	Putnam VT Global Health Care Fund - Class IB Subaccount	Putnam VT Large Cap Value Fund - Class IB Subaccount	Templeton Foreign VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2022	$—	$—	$267,960	$2,401,209	$2,276,051	$1,187,938
Changes From Operations:
• Net investment income (loss)	—	—	3,864	1,995	25,701	29,765
• Net realized gain (loss) on investments	—	—	22,838	235,328	263,727	(19,534)
• Net change in unrealized appreciation or depreciation on investments	—	—	(90,821)	(362,161)	(380,595)	(104,216)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	(64,119)	(124,838)	(91,167)	(93,985)
Change From Unit Transactions:
• Net unit transactions	—	—	630,889	(162,745)	340,424	(107,579)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	630,889	(162,745)	340,424	(107,579)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	566,770	(287,583)	249,257	(201,564)
NET ASSETS AT DECEMBER 31, 2022	—	—	834,730	2,113,626	2,525,308	986,374
Changes From Operations:
• Net investment income (loss)	1	10	16,142	1,158	40,059	29,674
• Net realized gain (loss) on investments	3	—	185	149,837	196,205	(1,380)
• Net change in unrealized appreciation or depreciation on investments	(3)	18	255,703	32,773	118,567	167,106
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1	28	272,030	183,768	354,831	195,400
Change From Unit Transactions:
• Net unit transactions	108	630	993,155	(49,863)	(327,017)	(80,805)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	108	630	993,155	(49,863)	(327,017)	(80,805)
TOTAL INCREASE (DECREASE) IN NET ASSETS	109	658	1,265,185	133,905	27,814	114,595
NET ASSETS AT DECEMBER 31, 2023	$109	$658	$2,099,915	$2,247,531	$2,553,122	$1,100,969

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2022 and 2023

	Templeton Foreign VIP Fund - Class 2 Subaccount	Templeton Global Bond VIP Fund - Class 1 Subaccount	Templeton Global Bond VIP Fund - Class 4 Subaccount	Templeton Growth VIP Fund - Class 1 Subaccount	Templeton Growth VIP Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2022	$2,498,510	$72,976,982	$—	$7,618,311	$1,305,850
Changes From Operations:
• Net investment income (loss)	63,553	(475,878)	—	11,635	(516)
• Net realized gain (loss) on investments	(16,810)	(2,616,822)	—	(202,648)	(14,429)
• Net change in unrealized appreciation or depreciation on investments	(244,871)	(912,117)	—	(692,185)	(146,633)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(198,128)	(4,004,817)	—	(883,198)	(161,578)
Change From Unit Transactions:
• Net unit transactions	(240,876)	(5,668,243)	—	(419,491)	(31,851)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(240,876)	(5,668,243)	—	(419,491)	(31,851)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(439,004)	(9,673,060)	—	(1,302,689)	(193,429)
NET ASSETS AT DECEMBER 31, 2022	2,059,506	63,303,922	—	6,315,622	1,112,421
Changes From Operations:
• Net investment income (loss)	64,756	(443,976)	—	211,549	37,519
• Net realized gain (loss) on investments	13,249	(774,225)	—	(129,618)	3,125
• Net change in unrealized appreciation or depreciation on investments	323,789	2,967,310	117	1,185,553	186,573
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	401,794	1,749,109	117	1,267,484	227,217
Change From Unit Transactions:
• Net unit transactions	(245,704)	2,651,360	1,383	(462,964)	(32,470)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(245,704)	2,651,360	1,383	(462,964)	(32,470)
TOTAL INCREASE (DECREASE) IN NET ASSETS	156,090	4,400,469	1,500	804,520	194,747
NET ASSETS AT DECEMBER 31, 2023	$2,215,596	$67,704,391	$1,500	$7,120,142	$1,307,168

See accompanying notes.

	TOPS® Balanced ETF Portfolio - Class 2 Shares Subaccount	TOPS® Balanced ETF Portfolio - Service Class Shares Subaccount	TOPS® Moderate Growth ETF Portfolio - Class 2 Shares Subaccount	TOPS® Moderate Growth ETF Portfolio - Service Class Shares Subaccount
NET ASSETS AT JANUARY 1, 2022	$3,186,699	$86,301	$5,109,155	$58,216
Changes From Operations:
• Net investment income (loss)	55,600	8,356	55,340	6,610
• Net realized gain (loss) on investments	91,072	7,144	59,746	5,145
• Net change in unrealized appreciation or depreciation on investments	(625,596)	(38,269)	(909,052)	(24,700)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(478,924)	(22,769)	(793,966)	(12,945)
Change From Unit Transactions:
• Net unit transactions	2,887,079	569,525	3,944,251	479,185
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,887,079	569,525	3,944,251	479,185
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,408,155	546,756	3,150,285	466,240
NET ASSETS AT DECEMBER 31, 2022	5,594,854	633,057	8,259,440	524,456
Changes From Operations:
• Net investment income (loss)	66,634	21,943	132,693	24,254
• Net realized gain (loss) on investments	60,790	15,543	136,124	18,500
• Net change in unrealized appreciation or depreciation on investments	449,629	74,445	1,000,187	94,603
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	577,053	111,931	1,269,004	137,357
Change From Unit Transactions:
• Net unit transactions	(392,741)	600,050	2,901,580	937,468
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(392,741)	600,050	2,901,580	937,468
TOTAL INCREASE (DECREASE) IN NET ASSETS	184,312	711,981	4,170,584	1,074,825
NET ASSETS AT DECEMBER 31, 2023	$5,779,166	$1,345,038	$12,430,024	$1,599,281

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements

December 31, 2023

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of twenty-six products as follows:

• VUL-I
• Lincoln VULCV
• Lincoln VULCV-II
• Lincoln VULCV-III
• Lincoln VULCV-IV
• Lincoln VULDB
• Lincoln VULDB-II
• Lincoln VULDB-IV
• MoneyGuard VUL
• Lincoln VULONE
• Lincoln Momentum VULONE
• Lincoln VULONE 2005
• Lincoln Momentum VULONE 2005
• Lincoln VULONE 2007
• Lincoln Momentum VULONE 2007	• Lincoln AssetEdge VUL
• Lincoln AssetEdge VUL 2015
• Lincoln AssetEdge VUL 2019
• Lincoln AssetEdge VUL 2020
• Lincoln AssetEdge VUL 2022
• Lincoln VULONE 2012
• Lincoln VULONE 2014
• Lincoln VULONE 2019
• Lincoln VULONE 2021
• Lincoln MoneyGuard Market Advantage
• Lincoln LifeGoalsSM

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of two hundred and sixty-four mutual funds (the Funds) of twenty-nine open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco Oppenheimer V.I. International Growth Fund - Series II Shares

Invesco V.I. American Franchise Fund - Series I Shares

Invesco V.I. Comstock Fund - Series II Shares**

Invesco V.I. Core Equity Fund - Series I Shares

Invesco V.I. Core Plus Bond Fund - Series I Shares

Invesco V.I. Diversified Dividend Fund - Series II Shares**

Invesco V.I. Equity and Income Fund - Series II Shares**

Invesco V.I. EQV International Equity Fund - Series I Shares

Invesco V.I. EQV International Equity Fund - Series II Shares**

Invesco V.I. Main Street Small Cap Fund® - Series II Shares

AllianceBernstein Variable Products Series Fund:

AB VPS Discovery Value Portfolio - Class A

AB VPS International Value Portfolio - Class A

AB VPS Large Cap Growth Portfolio - Class A

AB VPS Relative Value Portfolio - Class A

AB VPS Sustainable Global Thematic Portfolio - Class A

American Century Variable Portfolios, Inc.:

American Century VP Balanced Fund - Class I

American Century VP Balanced Fund - Class II**

American Century VP Inflation Protection Fund - Class I

American Century VP Large Company Value Fund - Class II**

American Funds Insurance Series®:

American Funds Asset Allocation Fund - Class 4**

American Funds Capital Income Builder® - Class 4

American Funds Global Growth Fund - Class 2

American Funds Global Growth Fund - Class 4

American Funds Global Small Capitalization Fund - Class 2

American Funds Global Small Capitalization Fund - Class 4

American Funds Growth Fund - Class 2

American Funds Growth Fund - Class 4

American Funds Growth-Income Fund - Class 2

American Funds Growth-Income Fund - Class 4

American Funds International Fund - Class 2

American Funds International Fund - Class 4

American Funds Mortgage Fund - Class 4**

American Funds New World Fund® - Class 4

American Funds Washington Mutual Investors Fund - Class 4

Columbia Funds Variable Insurance Trust:

Columbia VP Strategic Income Fund - Class 2**

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Columbia Funds Variable Insurance Trust II:

Columbia VP Commodity Strategy Fund - Class 2**

Columbia VP Emerging Markets Bond Fund - Class 2**

Delaware VIP® Trust:

Delaware VIP® Emerging Markets Series - Service Class

Delaware VIP® Emerging Markets Series - Standard Class

Delaware VIP® Small Cap Value Series - Service Class

Delaware VIP® Small Cap Value Series - Standard Class

Deutsche DWS Investments VIT Funds:

DWS Equity 500 Index VIP Portfolio - Class A

DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A

Eaton Vance Variable Trust:

Eaton Vance VT Floating-Rate Income Fund - Initial Class**

Fidelity® Variable Insurance Products:

Fidelity® VIP Asset Manager Portfolio - Initial Class

Fidelity® VIP Balanced Portfolio - Service Class 2

Fidelity® VIP Contrafund® Portfolio - Initial Class

Fidelity® VIP Contrafund® Portfolio - Service Class

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Equity-Income Portfolio - Initial Class

Fidelity® VIP Equity-Income Portfolio - Service Class

Fidelity® VIP Growth Opportunities Portfolio - Service Class

Fidelity® VIP Growth Portfolio - Service Class

Fidelity® VIP Growth Portfolio - Service Class 2

Fidelity® VIP High Income Portfolio - Service Class

Fidelity® VIP Investment Grade Bond Portfolio - Initial Class

Fidelity® VIP Mid Cap Portfolio - Service Class

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Overseas Portfolio - Service Class

Fidelity® VIP Strategic Income Portfolio - Service Class 2

First Trust Variable Insurance Trust:

First Trust Capital Strength Portfolio - Class I

First Trust Dorsey Wright Tactical Core Portfolio - Class I**

First Trust International Developed Capital Strength Portfolio - Class I**

First Trust Multi Income Allocation Portfolio - Class I**

First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I**

Franklin Templeton Variable Insurance Products Trust:

Franklin Allocation VIP Fund - Class 4**

Franklin Income VIP Fund - Class 1

Franklin Income VIP Fund - Class 4**

Franklin Mutual Shares VIP Fund - Class 1

Franklin Rising Dividends VIP Fund - Class 4

Franklin Small-Mid Cap Growth VIP Fund - Class 1

Franklin Small-Mid Cap Growth VIP Fund - Class 4

Templeton Foreign VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 2

Templeton Foreign VIP Fund - Class 4**

Templeton Global Bond VIP Fund - Class 1

Templeton Global Bond VIP Fund - Class 4

Templeton Growth VIP Fund - Class 1

Templeton Growth VIP Fund - Class 2

Goldman Sachs Variable Insurance Trust:

Goldman Sachs VIT Government Money Market Fund - Service Shares

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares**

Hartford Series Fund, Inc.:

Hartford Capital Appreciation HLS Fund - Class IC**

Ivy Variable Insurance Portfolios:

Delaware Ivy VIP Asset Strategy Portfolio - Class II**

Delaware Ivy VIP Energy Portfolio - Class II**

Delaware Ivy VIP High Income Portfolio - Class II

Delaware Ivy VIP Mid Cap Growth Portfolio - Class II

Delaware Ivy VIP Science and Technology Portfolio - Class II

Delaware Ivy VIP Small Cap Growth Portfolio - Class II

Janus Aspen Series:

Janus Henderson Balanced Portfolio - Institutional Shares

Janus Henderson Balanced Portfolio - Service Shares

Janus Henderson Enterprise Portfolio - Service Shares

Janus Henderson Global Research Portfolio - Institutional Shares

Janus Henderson Global Research Portfolio - Service Shares

Janus Henderson Global Technology and Innovation Portfolio - Service Shares

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Aggressive Growth Portfolio - Class II

ClearBridge Variable Large Cap Growth Portfolio - Class II

ClearBridge Variable Mid Cap Portfolio - Class I

ClearBridge Variable Mid Cap Portfolio - Class II**

Lincoln Variable Insurance Products Trust*:

LVIP American Balanced Allocation Fund - Service Class**

LVIP American Balanced Allocation Fund - Standard Class

LVIP American Growth Allocation Fund - Service Class

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP American Growth Allocation Fund - Standard Class

LVIP American Income Allocation Fund - Standard Class

LVIP American Preservation Fund - Service Class**

LVIP Baron Growth Opportunities Fund - Service Class

LVIP Baron Growth Opportunities Fund - Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Global Allocation Fund - Service Class

LVIP BlackRock Global Allocation Fund - Standard Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class

LVIP BlackRock Inflation Protected Bond Fund - Service Class**

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock Real Estate Fund - Service Class

LVIP BlackRock Real Estate Fund - Standard Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class

LVIP Delaware Bond Fund - Service Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Service Class**

LVIP Delaware Diversified Floating Rate Fund - Standard Class

LVIP Delaware Diversified Income Fund - Service Class

LVIP Delaware Diversified Income Fund - Standard Class

LVIP Delaware High Yield Fund - Service Class**

LVIP Delaware High Yield Fund - Standard Class

LVIP Delaware Limited-Term Diversified Income Fund - Service Class

LVIP Delaware Limited-Term Diversified Income Fund - Standard Class

LVIP Delaware Mid Cap Value Fund - Service Class

LVIP Delaware Mid Cap Value Fund - Standard Class

LVIP Delaware SMID Cap Core Fund - Service Class

LVIP Delaware SMID Cap Core Fund - Standard Class

LVIP Delaware Social Awareness Fund - Service Class**

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware U.S. Growth Fund - Service Class**

LVIP Delaware U.S. Growth Fund - Standard Class

LVIP Delaware U.S. REIT Fund - Service Class

LVIP Delaware U.S. REIT Fund - Standard Class

LVIP Delaware Value Fund - Service Class

LVIP Delaware Value Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Core Equity Fund - Service Class**

LVIP Dimensional International Core Equity Fund - Standard Class

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Service Class**

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund - Service Class**

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class

LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class**

LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund - Standard Class

LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class

LVIP JPMorgan Core Bond Fund - Service Class

LVIP JPMorgan High Yield Fund - Service Class

LVIP JPMorgan High Yield Fund - Standard Class

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP JPMorgan Retirement Income Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP Loomis Sayles Global Growth Fund - Service Class**

LVIP Loomis Sayles Global Growth Fund - Standard Class

LVIP MFS International Growth Fund - Service Class

LVIP MFS International Growth Fund - Standard Class

LVIP MFS Value Fund - Service Class

LVIP MFS Value Fund - Standard Class

LVIP Mondrian Global Income Fund - Service Class**

LVIP Mondrian Global Income Fund - Standard Class

LVIP Mondrian International Value Fund - Service Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class

LVIP PIMCO Low Duration Bond Fund - Service Class**

LVIP PIMCO Low Duration Bond Fund - Standard Class

LVIP SSGA Bond Index Fund - Service Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Conservative Index Allocation Fund - Service Class**

LVIP SSGA Conservative Index Allocation Fund - Standard Class

LVIP SSGA Emerging Markets Equity Index Fund - Service Class

LVIP SSGA Emerging Markets Equity Index Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Service Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA Mid-Cap Index Fund - Service Class

LVIP SSGA Mid-Cap Index Fund - Standard Class

LVIP SSGA Moderate Index Allocation Fund - Service Class**

LVIP SSGA Moderate Index Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class

LVIP SSGA Nasdaq-100 Index Fund - Service Class

LVIP SSGA S&P 500 Index Fund - Service Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Short-Term Bond Index Fund - Service Class**

LVIP SSGA Short-Term Bond Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Service Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP Structured Conservative Allocation Fund - Service Class**

LVIP Structured Conservative Allocation Fund - Standard Class

LVIP Structured Moderate Allocation Fund - Service Class**

LVIP Structured Moderate Allocation Fund - Standard Class

LVIP Structured Moderately Aggressive Allocation Fund - Service Class**

LVIP Structured Moderately Aggressive Allocation Fund - Standard Class

LVIP T. Rowe Price 2020 Fund - Standard Class

LVIP T. Rowe Price 2030 Fund - Standard Class

LVIP T. Rowe Price 2040 Fund - Standard Class

LVIP T. Rowe Price 2050 Fund - Standard Class

LVIP T. Rowe Price 2060 Fund - Standard Class

LVIP T. Rowe Price Growth Stock Fund - Service Class

LVIP T. Rowe Price Growth Stock Fund - Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class

LVIP Vanguard Bond Allocation Fund - Service Class**

LVIP Vanguard Bond Allocation Fund - Standard Class

LVIP Vanguard Domestic Equity ETF Fund - Service Class**

LVIP Vanguard Domestic Equity ETF Fund - Standard Class

LVIP Vanguard International Equity ETF Fund - Service Class

LVIP Vanguard International Equity ETF Fund - Standard Class

LVIP Wellington Capital Growth Fund - Service Class

LVIP Wellington Capital Growth Fund - Standard Class

LVIP Wellington SMID Cap Value Fund - Service Class**

LVIP Wellington SMID Cap Value Fund - Standard Class

LVIP Western Asset Core Bond Fund - Service Class

M Fund, Inc.:

M Capital Appreciation Fund

M International Equity Fund

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

M Large Cap Growth Fund

M Large Cap Value Fund

MFS® Variable Insurance Trust:

MFS® VIT Growth Series - Initial Class

MFS® VIT Growth Series - Service Class

MFS® VIT New Discovery Series - Initial Class

MFS® VIT Total Return Series - Initial Class

MFS® VIT Total Return Series - Service Class**

MFS® VIT Utilities Series - Initial Class

MFS® VIT Utilities Series - Service Class

MFS® Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Initial Class

Morgan Stanley Variable Insurance Fund, Inc. (VIF):

Morgan Stanley VIF Global Infrastructure Portfolio - Class II

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Mid Cap Growth
Portfolio - I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Neuberger Berman AMT Sustainable Equity Portfolio - I Class

Northern Lights Variable Trust:

TOPS® Balanced ETF Portfolio - Class 2 Shares

TOPS® Balanced ETF Portfolio - Service Class Shares

TOPS® Moderate Growth ETF Portfolio - Class 2 Shares

TOPS® Moderate Growth ETF Portfolio - Service Class Shares

PIMCO Variable Insurance Trust:

PIMCO VIT All Asset Portfolio - Advisor Class**

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class

PIMCO VIT Dynamic Bond Portfolio - Advisor Class

PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class**

Putnam Variable Trust:

Putnam VT George Putnam Balanced Fund - Class IA

Putnam VT George Putnam Balanced Fund - Class IB**

Putnam VT Global Health Care Fund - Class IB

Putnam VT Income Fund - Class IB**

Putnam VT Large Cap Value Fund - Class IB

VanEck VIP Trust:

VanEck VIP Global Resources Fund - Class S Shares**

Virtus Variable Insurance Trust:

Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares**

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2023

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2023. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2022, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2022, the 2022 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2022:

American Century VP Balanced Fund - Class II	LVIP Delaware High Yield Fund - Service Class
American Century VP Large Company Value Fund - Class II	LVIP Delaware Limited-Term Diversified Income Fund - Service Class
American Funds Asset Allocation Fund - Class 4	LVIP Delaware Mid Cap Value Fund - Service Class
American Funds Capital Income Builder® - Class 4	LVIP Delaware REIT Fund - Service Class
American Funds Global Growth Fund - Class 4	LVIP Delaware SMID Cap Core Fund - Service Class
American Funds Global Small Capitalization Fund - Class 4	LVIP Delaware Social Awareness Fund - Service Class
American Funds Growth Fund - Class 4	LVIP Delaware U.S. Growth Fund - Service Class
American Funds Growth-Income Fund - Class 4	LVIP Delaware Value Fund - Service Class
American Funds International Fund - Class 4	LVIP Dimensional International Core Equity Fund - Service Class
American Funds Mortgage Fund - Class 4	LVIP Dimensional U.S. Core Equity 1 Fund - Service Class
American Funds New World Fund® - Class 4	LVIP Dimensional U.S. Core Equity 2 Fund - Service Class
American Funds Washington Mutual Investors Fund - Class 4	LVIP Global Income Fund - Service Class
ClearBridge Variable Aggressive Growth Portfolio - Class II	LVIP JPMorgan High Yield Fund - Service Class
ClearBridge Variable Large Cap Growth Portfolio - Class II	LVIP JPMorgan Retirement Income Fund - Standard Class
ClearBridge Variable Mid Cap Portfolio - Class II	LVIP Loomis Sayles Global Growth Fund - Service Class
Columbia VP Commodity Strategy Fund - Class 2	LVIP MFS International Growth Fund - Service Class
Columbia VP Emerging Markets Bond Fund - Class 2	LVIP MFS Value Fund - Service Class
Columbia VP Strategic Income Fund - Class 2	LVIP Mondrian International Value Fund - Service Class
Delaware Ivy VIP Asset Strategy Portfolio - Class II	LVIP PIMCO Low Duration Bond Fund - Service Class
Delaware Ivy VIP Energy Portfolio - Class II	LVIP SSGA Bond Index Fund - Service Class
Delaware Ivy VIP High Income Portfolio - Class II	LVIP SSGA Conservative Index Allocation Fund - Service Class
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	LVIP SSGA Conservative Structured Allocation Fund - Service Class
Delaware Ivy VIP Science and Technology Portfolio - Class II	LVIP SSGA Developed International 150 Fund - Service Class
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	LVIP SSGA Emerging Markets 100 Fund - Service Class
Delaware VIP® Emerging Markets Series - Service Class	LVIP SSGA Emerging Markets Equity Index Fund - Service Class
Delaware VIP® Small Cap Value Series - Service Class	LVIP SSGA International Index Fund - Service Class
Eaton Vance VT Floating-Rate Income Fund - Initial Class	LVIP SSGA Large Cap 100 Fund - Service Class
Fidelity® VIP Balanced Portfolio - Service Class 2	LVIP SSGA Mid-Cap Index Fund - Service Class
Fidelity® VIP Contrafund® Portfolio - Service Class 2	LVIP SSGA Moderate Index Allocation Fund - Service Class
Fidelity® VIP Growth Portfolio - Service Class 2	LVIP SSGA Moderate Structured Allocation Fund - Service Class
Fidelity® VIP Mid Cap Portfolio - Service Class 2	LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class
Fidelity® VIP Strategic Income Portfolio - Service Class 2	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class
First Trust Capital Strength Portfolio - Class I	LVIP SSGA Nasdaq-100 Index Fund - Service Class
First Trust Dorsey Wright Tactical Core Portfolio - Class I	LVIP SSGA S&P 500 Index Fund - Service Class
First Trust International Developed Capital Strength Portfolio - Class I	LVIP SSGA Short-Term Bond Index Fund - Service Class
First Trust Multi Income Allocation Portfolio - Class I	LVIP SSGA Small-Cap Index Fund - Service Class
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	LVIP SSGA Small-Mid Cap 200 Fund - Service Class
Franklin Allocation VIP Fund - Class 4	LVIP T. Rowe Price Growth Stock Fund - Service Class
Franklin Income VIP Fund - Class 4	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class
Franklin Rising Dividends VIP Fund - Class 4	LVIP Vanguard Bond Allocation Fund - Service Class
Franklin Small-Mid Cap Growth VIP Fund - Class 4	LVIP Vanguard Domestic Equity ETF Fund - Service Class
Goldman Sachs VIT Government Money Market Fund - Service Shares	LVIP Vanguard International Equity ETF Fund - Service Class
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	LVIP Wellington Capital Growth Fund - Service Class
Hartford Capital Appreciation HLS Fund - Class IC	LVIP Wellington SMID Cap Value Fund - Service Class
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	LVIP Western Asset Core Bond Fund - Service Class
Invesco V.I. Comstock Fund - Series II Shares	MFS® VIT Growth Series - Service Class
Invesco V.I. Diversified Dividend Fund - Series II Shares	MFS® VIT Total Return Series - Service Class
Invesco V.I. Equity and Income Fund - Series II Shares	MFS® VIT Utilities Series - Service Class
Invesco V.I. EQV International Equity Fund - Series II Shares	Morgan Stanley VIF Global Infrastructure Portfolio - Class II

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Invesco V.I. Main Street Small Cap Fund® - Series II Shares	PIMCO VIT All Asset Portfolio - Advisor Class
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	PIMCO VIT Dynamic Bond Portfolio - Advisor Class
LVIP American Balanced Allocation Fund - Service Class	PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class
LVIP American Growth Allocation Fund - Service Class	Putnam VT George Putnam Balanced Fund - Class IB
LVIP American Preservation Fund - Service Class	Putnam VT Income Fund - Class IB
LVIP BlackRock Global Allocation Fund - Service Class	Putnam VT Multi-Asset Absolute Return Fund - Class IB
LVIP BlackRock Global Real Estate Fund - Service Class	Templeton Foreign VIP Fund - Class 4
LVIP BlackRock Inflation Protected Bond Fund - Service Class	Templeton Global Bond VIP Fund - Class 4
LVIP Delaware Bond Fund - Service Class	VanEck VIP Global Resources Fund - Class S Shares
LVIP Delaware Diversified Floating Rate Fund - Service Class	Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares
LVIP Delaware Diversified Income Fund - Service Class

Also during 2022, the following funds changed their names:

Previous Fund Name	New Fund Name
AB VPS Global Thematic Growth Portfolio - Class A	AB VPS Sustainable Global Thematic Portfolio - Class A
Invesco V.I. International Growth Fund - Series I Shares	Invesco V.I. EQV International Equity Fund - Series I Shares

Also during 2022, the following fund substitution occurred:

Previous Fund Name	New Fund Name
BlackRock Global Allocation V.I. Fund - Class I	LVIP BlackRock Global Allocation Fund - Standard Class

Also during 2022, the following fund mergers occurred:

Previous Fund Name	New Fund Name
LVIP BlackRock Advantage Allocation Fund - Standard Class	LVIP BlackRock Global Allocation Fund - Standard Class
LVIP T. Rowe Price 2010 Fund - Standard Class	LVIP JPMorgan Retirement Income Fund - Standard Class

During 2023, the LVIP American Balanced Allocation Fund - Standard Class became available as an investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2023, the 2023 statement of operations and statement of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2023:

Also during 2023, the following funds changed their names:

Previous Fund Name	New Fund Name
AB VPS Small/Mid Cap Value Portfolio - Class A	AB VPS Discovery Value Portfolio - Class A
AB VPS Growth and Income Portfolio - Class A	AB VPS Relative Value Portfolio - Class A
LVIP BlackRock Global Real Estate Fund - Service Class	LVIP BlackRock Real Estate Fund - Service Class
LVIP BlackRock Global Real Estate Fund - Standard Class	LVIP BlackRock Real Estate Fund - Standard Class
LVIP Delaware REIT Fund - Service Class	LVIP Delaware U.S. REIT Fund - Service Class
LVIP Delaware REIT Fund - Standard Class	LVIP Delaware U.S. REIT Fund - Standard Class
LVIP SSGA Emerging Markets 100 Fund - Service Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class
LVIP SSGA Emerging Markets 100 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP SSGA Developed International 150 Fund - Service Class	LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class
LVIP SSGA Developed International 150 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class
LVIP SSGA Large Cap 100 Fund - Service Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class
LVIP SSGA Large Cap 100 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
LVIP Global Income Fund - Service Class	LVIP Mondrian Global Income Fund - Service Class

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP Global Income Fund - Standard Class	LVIP Mondrian Global Income Fund - Standard Class
LVIP SSGA Conservative Structured Allocation Fund - Service Class	LVIP Structured Conservative Allocation Fund - Service Class
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	LVIP Structured Conservative Allocation Fund - Standard Class
LVIP SSGA Moderate Structured Allocation Fund - Service Class	LVIP Structured Moderate Allocation Fund - Service Class
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	LVIP Structured Moderate Allocation Fund - Standard Class
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	LVIP Structured Moderately Aggressive Allocation Fund - Service Class
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	LVIP Structured Moderately Aggressive Allocation Fund - Standard Class

Also during 2023, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the JPMorgan Insurance Trust. The following fund was affected:

Predecessor Fund	Fund
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	LVIP JPMorgan Core Bond Fund - Service Class

Also during 2023, the following funds ceased to be available as investment options to Variable Account contract owners:

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	Putnam VT Multi-Asset Absolute Return Fund - Class IB
JPMorgan Insurance Trust Income Builder Portfolio - Class 2

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the twenty-six policy types within the Variable Account:

•  VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.

•  Lincoln VULCV - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

•  Lincoln VULCV-II - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

•  Lincoln VULCV-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

•  Lincoln VULCV-IV - annual rate of .60% for policy years one through ten and .20% thereafter.

•  Lincoln VULDB - annual rate of .90% for policy years one through nineteen and .20% thereafter.

•  Lincoln VULDB-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.

•  Lincoln VULDB-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.

•  MoneyGuard VUL - annual rate of 1.00%.

•  Lincoln VULONE - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln Momentum VULONE - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln VULONE 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln Momentum VULONE 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln VULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

•  Lincoln Momentum VULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

•  Lincoln AssetEdge VUL - annual rate of .10% for policy years one through twenty and .00% thereafter for policies issued before 10/19/09. For policies issued on or after 10/19/09 an annual rate of .15% is charged for policy years one through fifteen and .00% thereafter.

•  Lincoln AssetEdge VUL 2015 - annual rate of .15% is charged for policy years one through fifteen and .00% thereafter.

•  Lincoln AssetEdge VUL 2019 - annual rate of .00% for all policy years.

•  Lincoln AssetEdge VUL 2020 - annual rate of .00% for all policy years.

•  Lincoln AssetEdge VUL 2022 - annual rate of .00% for all policy years.

•  Lincoln VULONE 2012 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

•  Lincoln VULONE 2014 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

•  Lincoln VULONE 2019 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

•  Lincoln VULONE 2021 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

•  Lincoln MoneyGuard Market Advantage - annual rate of .24% for policy year one and thereafter.

•  Lincoln LifeGoalsSM - annual rate of .60% for policy years one through twenty and .00% thereafter.

For the Lincoln MoneyGuard Market Advantage product, the mortality and expense guarantees deducted as a monthly charge amounted to $147,926 and $11,603 for the years ended December 31, 2023 and 2022, respectively.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2023 and 2022, amounted to $80,049,623 and $92,920,867, respectively.

The Company charges a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. Administrative fees for the years ended December 31, 2023 and 2022, totaled $192,916,628 and $174,354,811, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2023 and 2022, amounted to $227,898,815 and $206,121,495, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. There were no transfer charges for the years ended December 31, 2023 and 2022.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln VULONE 2007, Lincoln Momentum VULONE 2007, Lincoln VULONE 2012, Lincoln VULONE 2014, Lincoln AssetEdge VUL, Lincoln AssetEdge VUL 2015, Lincoln AssetEdge VUL 2019, Lincoln AssetEdge VUL 2020, Lincoln AssetEdge VUL 2022 and Lincoln LifeGoalsSM. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. Full surrender charges and partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2023 and 2022, were $8,572,716 and $7,130,559, respectively.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Net unit transactions on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2023, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Discovery Value Portfolio - Class A
	2023		0.00%	0.90%	$13.68	$53.70	3,988,370	$73,977,657	16.13%	17.18%	1.09%
	2022		0.00%	0.90%	11.70	46.24	3,430,901	61,074,060	-16.39%	-15.63%	1.10%
	2021		0.00%	1.00%	13.90	70.20	3,339,861	74,297,048	34.60%	35.95%	0.75%
	2020		0.00%	1.00%	10.24	52.16	3,497,194	60,701,236	2.34%	3.37%	1.11%
	2019		0.00%	1.00%	9.93	50.96	2,964,057	52,344,724	18.90%	19.98%	0.60%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS International Value Portfolio - Class A
	2023		0.10%	0.90%	$9.16	$15.62	759,061	$9,540,573	14.12%	15.03%	0.80%
	2022		0.10%	0.90%	7.96	13.62	840,174	9,187,196	-14.39%	-13.70%	4.65%
	2021		0.10%	0.90%	9.22	15.82	855,214	10,899,421	10.09%	10.97%	2.02%
	2020		0.10%	0.90%	8.31	14.29	892,888	10,287,515	1.55%	2.36%	1.99%
	2019		0.10%	0.90%	7.41	13.99	850,606	9,631,398	16.09%	17.02%	0.93%
AB VPS Large Cap Growth Portfolio - Class A
	2023		0.20%	0.35%	21.55	54.61	164,960	4,453,561	34.65%	34.86%	0.00%
	2022		0.20%	0.90%	15.98	51.05	158,402	3,483,132	-29.15%	-28.65%	0.00%
	2021		0.20%	0.90%	22.40	72.06	151,497	5,436,112	27.82%	28.72%	0.00%
	2020		0.20%	0.90%	17.40	75.57	152,970	5,407,876	34.27%	35.21%	0.00%
	2019		0.20%	0.90%	23.36	55.97	133,525	4,108,839	33.49%	34.43%	0.00%
AB VPS Relative Value Portfolio - Class A
	2023		0.10%	0.90%	15.85	48.59	842,162	18,153,773	11.02%	11.91%	1.52%
	2022		0.10%	0.90%	14.17	43.44	848,795	17,496,086	-5.05%	-4.29%	1.37%
	2021		0.10%	0.90%	14.82	56.29	867,461	20,677,884	27.01%	28.03%	0.83%
	2020		0.10%	0.90%	11.59	44.08	834,277	17,826,637	1.80%	2.62%	1.62%
	2019		0.10%	0.90%	11.55	43.06	827,209	18,458,952	22.80%	23.79%	1.24%
AB VPS Sustainable Global Thematic Portfolio - Class A
	2023		0.00%	0.90%	15.96	34.97	1,047,181	21,223,404	14.97%	16.01%	0.29%
	2022		0.00%	0.90%	13.88	30.19	966,016	17,890,738	-27.64%	-26.98%	0.00%
	2021		0.00%	0.90%	19.19	41.41	813,824	22,004,240	21.77%	22.87%	0.00%
	2020		0.00%	0.90%	15.76	48.55	738,739	17,009,654	38.16%	39.27%	0.64%
	2019		0.10%	0.90%	14.59	34.95	635,081	11,540,813	28.99%	30.03%	0.43%
American Century VP Balanced Fund - Class I
	2023		0.00%	0.90%	13.24	17.20	4,425,682	65,927,831	15.36%	16.41%	1.95%
	2022		0.00%	0.90%	11.48	14.79	4,251,088	55,173,570	-18.01%	-17.27%	1.23%
	2021		0.00%	0.90%	14.00	17.89	3,972,951	63,197,778	14.73%	15.77%	0.73%
	2020		0.00%	0.90%	12.20	15.43	3,364,599	47,358,207	11.52%	12.36%	1.24%
	2019		0.15%	0.90%	12.69	13.73	2,377,226	31,417,759	18.78%	19.67%	1.58%
American Century VP Inflation Protection Fund - Class I
	2023		0.10%	0.90%	10.95	16.09	1,009,074	11,917,303	2.67%	3.50%	3.62%
	2022		0.10%	0.90%	10.59	15.67	1,010,593	11,556,703	-13.66%	-12.96%	5.14%
	2021		0.10%	0.90%	12.18	18.15	1,095,038	14,621,659	5.66%	6.51%	3.44%
	2020		0.10%	0.90%	11.82	17.18	1,002,328	12,861,754	8.82%	9.70%	1.64%
	2019		0.10%	0.90%	10.79	15.79	952,172	11,334,294	8.18%	9.05%	2.55%
American Funds Capital Income Builder® - Class 4
	2023	7/20/23	0.00%	0.00%	10.34	10.34	212	2,191	3.23%	3.23%	2.46%
American Funds Global Growth Fund - Class 2
	2023		0.00%	0.90%	15.83	50.57	10,761,998	231,836,172	21.51%	22.60%	0.92%
	2022		0.00%	0.90%	13.03	44.61	10,435,435	192,666,332	-25.41%	-24.74%	0.70%
	2021		0.00%	0.90%	17.47	64.48	9,028,193	231,044,502	15.38%	16.42%	0.34%
	2020		0.00%	0.90%	15.14	55.58	8,544,843	194,708,402	29.30%	30.46%	0.36%
	2019		0.00%	0.90%	11.69	42.75	7,841,468	147,268,806	34.06%	35.14%	1.18%
American Funds Global Growth Fund - Class 4
	2023		0.00%	0.00%	10.63	10.63	132	1,406	22.29%	22.29%	1.19%
	2022	8/30/22	0.00%	0.00%	8.69	8.69	10	84	1.27%	1.27%	0.00%
American Funds Global Small Capitalization Fund - Class 2
	2023		0.00%	0.90%	12.51	45.55	8,514,447	135,880,484	15.13%	16.17%	0.27%
	2022		0.00%	0.90%	10.79	39.56	7,743,443	113,573,971	-30.19%	-29.55%	0.00%
	2021		0.00%	0.90%	15.35	56.67	6,449,934	139,389,847	5.78%	6.74%	0.00%
	2020		0.00%	0.90%	14.41	53.57	6,096,369	128,079,740	28.56%	29.72%	0.17%
	2019		0.00%	0.90%	11.13	41.67	5,954,355	101,731,759	30.34%	31.39%	0.16%
American Funds Global Small Capitalization Fund - Class 4
	2023	9/19/23	0.00%	0.00%	9.35	9.35	5	51	9.96%	9.96%	0.00%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth Fund - Class 2
	2023		0.00%	0.90%	$20.26	$80.20	24,324,935	$728,627,819	37.24%	38.48%	0.36%
	2022		0.00%	0.90%	14.76	58.44	23,929,414	550,770,583	-30.57%	-29.94%	0.33%
	2021		0.00%	0.90%	21.26	98.54	20,487,273	724,039,248	20.90%	21.99%	0.22%
	2020		0.00%	0.90%	17.59	81.06	19,190,636	605,857,970	50.72%	52.08%	0.32%
	2019		0.00%	0.90%	12.00	53.49	19,120,115	436,156,649	29.60%	30.64%	0.79%
American Funds Growth Fund - Class 4
	2023		0.00%	0.00%	11.03	11.03	4,781	52,759	38.13%	38.13%	0.14%
	2022	8/30/22	0.00%	0.00%	7.99	7.99	250	1,999	-6.54%	-6.54%	0.20%
American Funds Growth-Income Fund - Class 2
	2023		0.00%	0.90%	16.16	51.92	27,497,908	631,877,088	25.01%	26.14%	1.39%
	2022		0.00%	0.90%	12.92	41.22	26,267,824	514,194,348	-17.24%	-16.49%	1.31%
	2021		0.00%	1.00%	15.62	60.67	24,481,049	613,051,303	22.86%	24.10%	1.13%
	2020		0.00%	1.00%	12.70	49.06	23,521,873	505,841,674	12.42%	13.55%	1.42%
	2019		0.00%	1.00%	11.69	43.36	20,037,478	415,452,519	24.89%	26.01%	1.76%
American Funds Growth-Income Fund - Class 4
	2023	12/28/23	0.00%	0.00%	11.36	11.36	393	4,458	-0.26%	-0.26%	0.00%
American Funds International Fund - Class 2
	2023		0.00%	0.90%	10.46	29.33	20,026,160	261,975,335	14.81%	15.84%	1.35%
	2022		0.00%	0.90%	9.05	25.55	18,613,925	226,623,539	-21.50%	-20.79%	1.79%
	2021		0.00%	1.00%	11.45	35.29	16,959,323	269,863,930	-2.48%	-1.50%	2.53%
	2020		0.00%	1.00%	11.64	36.19	15,410,037	257,507,170	12.84%	13.97%	0.68%
	2019		0.00%	1.00%	10.24	32.07	14,208,011	215,846,233	21.66%	22.76%	1.50%
American Funds International Fund - Class 4
	2023		0.00%	0.00%	10.02	10.02	685	6,866	15.56%	15.56%	2.45%
	2022	11/21/22	0.00%	0.00%	8.67	8.67	101	876	0.32%	0.32%	0.88%
American Funds New World Fund® - Class 4
	2023		0.00%	0.00%	10.06	10.06	1,902	19,129	15.67%	15.67%	2.01%
	2022	3/28/22	0.00%	0.00%	8.69	8.69	284	2,468	-12.63%	-12.63%	1.36%
American Funds Washington Mutual Investors Fund - Class 4
	2023		0.00%	0.00%	11.29	11.29	2,212	24,971	16.97%	16.97%	3.78%
	2022	11/21/22	0.00%	0.00%	9.65	9.65	183	1,763	-0.64%	-0.64%	1.06%
BlackRock Global Allocation V.I. Fund - Class I
	2021		0.00%	0.90%	13.92	26.36	21,142,117	351,164,653	5.72%	6.67%	0.93%
	2020		0.00%	0.90%	13.17	24.74	19,561,814	310,936,272	19.92%	21.01%	1.40%
	2019		0.00%	0.90%	12.01	20.46	17,378,440	239,096,050	16.93%	17.87%	1.36%
ClearBridge Variable Aggressive Growth Portfolio - Class II
	2023	5/19/23	0.00%	0.00%	10.06	10.06	54	548	16.73%	16.73%	0.00%
ClearBridge Variable Large Cap Growth Portfolio - Class II
	2023	7/24/23	0.00%	0.00%	11.32	11.32	482	5,458	7.58%	7.58%	0.00%
ClearBridge Variable Mid Cap Portfolio - Class I
	2023		0.00%	0.90%	13.75	19.42	2,770,716	45,736,580	11.91%	12.92%	0.14%
	2022		0.00%	0.90%	12.29	17.21	2,420,946	36,152,786	-25.98%	-25.31%	0.37%
	2021		0.00%	0.90%	16.60	23.07	2,127,597	43,383,714	27.55%	28.71%	0.03%
	2020		0.00%	0.90%	13.02	17.94	2,039,256	33,281,160	14.32%	15.24%	0.30%
	2019		0.10%	0.90%	12.44	15.57	1,722,305	25,206,852	31.75%	32.81%	0.65%
Delaware Ivy VIP High Income Portfolio - Class II
	2023	6/14/23	0.00%	0.00%	10.20	10.20	39	398	7.27%	7.27%	0.00%
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II
	2023	7/24/23	0.00%	0.00%	9.85	9.85	95	938	0.10%	0.10%	0.00%
Delaware Ivy VIP Science and Technology Portfolio - Class II
	2023	5/25/23	0.00%	0.00%	10.83	10.83	8	84	19.75%	19.75%	0.00%
Delaware Ivy VIP Small Cap Growth Portfolio - Class II
	2023		0.00%	0.00%	9.18	9.18	163	1,501	13.04%	13.04%	0.00%
	2022	11/21/22	0.00%	0.00%	8.12	8.12	35	286	-4.58%	-4.58%	0.00%
Delaware VIP® Emerging Markets Series - Service Class
	2023	9/19/23	0.00%	0.00%	8.91	8.91	849	7,570	8.28%	8.28%	0.00%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP® Emerging Markets Series - Standard Class
	2023		0.00%	0.90%	$10.37	$35.51	10,883,021	$135,348,225	12.77%	13.79%	1.54%
	2022		0.00%	0.90%	9.13	31.49	10,182,068	116,084,051	-28.23%	-27.58%	4.13%
	2021		0.00%	0.90%	12.63	72.22	8,653,377	140,189,557	-3.71%	-2.84%	0.30%
	2020		0.00%	0.90%	13.03	75.01	7,135,707	122,309,373	23.96%	25.08%	0.79%
	2019		0.00%	0.90%	10.43	60.51	7,215,239	102,268,563	21.53%	22.51%	0.67%
Delaware VIP® Small Cap Value Series - Service Class
	2023	1/25/23	0.00%	0.00%	9.71	9.71	39	377	3.42%	3.42%	0.00%
Delaware VIP® Small Cap Value Series - Standard Class
	2023		0.00%	0.90%	13.26	52.49	6,558,792	112,235,241	8.46%	9.44%	0.92%
	2022		0.00%	0.90%	12.14	48.39	5,591,389	94,706,191	-12.88%	-12.09%	0.82%
	2021		0.00%	0.90%	13.84	83.94	5,396,661	113,589,230	33.21%	34.42%	0.82%
	2020		0.00%	0.90%	10.32	63.01	5,830,460	97,250,881	-2.78%	-1.90%	1.33%
	2019		0.00%	0.90%	10.54	64.81	4,638,580	87,241,051	26.99%	28.01%	1.04%
DWS Alternative Asset Allocation VIP Portfolio - Class A
	2023		0.00%	0.90%	11.97	18.55	1,729,779	22,034,393	5.24%	6.19%	6.66%
	2022		0.00%	0.90%	11.38	17.49	1,645,266	20,023,284	-8.25%	-7.42%	7.43%
	2021		0.00%	0.90%	12.40	18.91	1,659,623	22,011,989	11.73%	12.74%	1.99%
	2020		0.00%	0.90%	11.10	16.79	1,537,277	18,367,478	4.76%	5.71%	2.65%
	2019		0.00%	0.90%	10.76	15.90	1,466,036	16,947,674	13.65%	14.57%	3.74%
DWS Equity 500 Index VIP Portfolio - Class A
	2023		0.20%	0.90%	18.80	61.98	2,258,314	51,791,028	24.87%	25.75%	1.38%
	2022		0.20%	0.90%	14.95	49.46	2,360,723	45,610,730	-19.07%	-18.50%	1.26%
	2021		0.20%	0.90%	18.34	66.98	2,235,092	60,403,430	27.25%	28.14%	1.45%
	2020		0.20%	0.90%	14.31	52.34	1,967,228	49,886,185	17.04%	17.86%	1.68%
	2019		0.20%	0.90%	12.14	44.48	1,888,405	47,978,477	30.01%	30.92%	1.99%
DWS Small Cap Index VIP Portfolio - Class A
	2023		0.20%	0.90%	13.32	44.00	658,351	10,667,879	15.71%	16.53%	1.11%
	2022		0.20%	0.90%	11.43	38.02	623,548	9,688,954	-21.35%	-20.79%	0.92%
	2021		0.20%	0.90%	14.44	55.31	581,149	12,669,342	13.48%	14.27%	0.84%
	2020		0.20%	0.90%	12.63	49.10	566,327	12,219,284	18.36%	19.19%	1.10%
	2019		0.20%	0.90%	14.12	41.48	525,219	11,169,010	24.10%	24.97%	1.05%
Fidelity® VIP Asset Manager Portfolio - Initial Class
	2023		0.55%	0.55%	27.07	27.07	12,196	330,175	12.32%	12.32%	2.24%
	2022		0.55%	0.55%	24.10	24.10	14,932	359,906	-15.40%	-15.40%	1.72%
	2021		0.55%	0.55%	28.49	28.49	22,728	647,532	9.32%	9.32%	1.66%
	2020		0.55%	0.55%	26.06	26.06	22,625	589,660	14.24%	14.24%	1.52%
	2019		0.55%	0.55%	22.81	22.81	23,343	532,543	17.60%	17.60%	1.67%
Fidelity® VIP Balanced Portfolio - Service Class 2
	2023	5/25/23	0.00%	0.00%	10.59	10.59	416	4,407	11.83%	11.83%	2.63%
Fidelity® VIP Contrafund® Portfolio - Initial Class
	2023		0.00%	0.00%	11.91	11.91	697,714	8,306,755	33.45%	33.45%	0.58%
	2022		0.00%	0.00%	8.92	8.92	498,162	4,444,294	-26.31%	-26.31%	0.79%
	2021	3/22/21	0.00%	0.00%	12.11	12.11	183,964	2,227,264	25.87%	25.87%	0.00%
Fidelity® VIP Contrafund® Portfolio - Service Class
	2023		0.00%	0.90%	18.10	66.55	13,288,469	334,499,401	32.15%	33.34%	0.39%
	2022		0.00%	0.90%	13.70	50.36	13,289,829	268,212,189	-27.04%	-26.38%	0.41%
	2021		0.00%	0.90%	18.77	72.27	12,022,628	350,879,930	26.56%	27.71%	0.05%
	2020		0.00%	0.90%	14.83	56.79	11,841,632	284,548,559	29.26%	30.43%	0.15%
	2019		0.00%	0.90%	11.77	43.69	11,648,903	232,657,019	30.27%	31.32%	0.37%
Fidelity® VIP Contrafund® Portfolio - Service Class 2
	2023		0.00%	0.00%	11.15	11.15	420	4,686	33.12%	33.12%	0.89%
	2022	8/30/22	0.00%	0.00%	8.38	8.38	7	58	-4.22%	-4.22%	0.00%
Fidelity® VIP Equity-Income Portfolio - Initial Class
	2023		0.55%	0.55%	45.86	45.86	41,822	1,918,056	10.04%	10.04%	1.94%
	2022		0.55%	0.55%	41.68	41.68	43,411	1,809,229	-5.48%	-5.48%	1.83%
	2021		0.55%	0.55%	44.09	44.09	48,215	2,125,936	24.21%	24.21%	1.88%
	2020		0.55%	0.55%	35.50	35.50	52,780	1,873,674	6.11%	6.11%	1.83%
	2019		0.55%	0.55%	33.46	33.46	55,180	1,846,086	26.74%	26.74%	1.95%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Equity-Income Portfolio - Service Class
	2023		0.20%	0.90%	$16.41	$38.11	317,528	$6,003,682	9.54%	10.31%	1.91%
	2022		0.20%	0.90%	14.87	34.79	274,929	5,384,339	-5.94%	-5.28%	1.77%
	2021		0.20%	0.90%	15.70	37.27	232,603	6,367,545	23.71%	24.58%	1.74%
	2020		0.20%	0.90%	16.39	30.13	244,549	6,011,420	5.59%	6.33%	1.75%
	2019		0.20%	0.90%	15.42	28.53	255,428	5,998,812	26.18%	27.07%	1.91%
Fidelity® VIP Growth Opportunities Portfolio - Service Class
	2023		0.20%	0.20%	24.06	24.06	251,762	6,058,386	45.22%	45.22%	0.00%
	2022		0.20%	0.20%	16.57	16.57	248,173	4,112,389	-38.34%	-38.34%	0.00%
	2021		0.20%	0.35%	26.87	140.15	255,014	6,873,790	11.44%	11.60%	0.00%
	2020		0.20%	0.35%	24.08	125.76	240,048	6,657,896	67.91%	68.16%	0.01%
	2019		0.20%	0.90%	14.32	74.90	156,006	4,281,532	39.44%	40.41%	0.05%
Fidelity® VIP Growth Portfolio - Service Class
	2023		0.00%	0.90%	20.29	82.62	4,925,878	143,008,927	34.88%	36.09%	0.04%
	2022		0.00%	0.90%	15.04	60.80	4,313,875	99,387,016	-25.20%	-24.52%	0.50%
	2021		0.00%	0.90%	20.11	93.95	3,464,048	113,916,934	21.98%	23.08%	0.00%
	2020		0.00%	0.90%	16.49	76.59	3,123,909	89,221,995	42.46%	43.75%	0.06%
	2019		0.00%	0.90%	16.59	53.47	2,833,697	63,523,190	32.98%	34.05%	0.17%
Fidelity® VIP Growth Portfolio - Service Class 2
	2023		0.00%	0.00%	11.48	11.48	2,411	27,681	35.89%	35.89%	0.00%
	2022	8/30/22	0.00%	0.00%	8.45	8.45	7	57	-6.90%	-6.90%	0.00%
Fidelity® VIP High Income Portfolio - Service Class
	2023		0.20%	0.20%	11.55	11.55	127,436	1,471,741	10.28%	10.28%	5.77%
	2022		0.20%	0.20%	10.47	10.47	128,232	1,342,846	-11.73%	-11.73%	4.88%
	2021		0.20%	0.35%	11.86	27.42	136,942	1,626,632	4.13%	4.29%	5.07%
	2020		0.20%	0.35%	11.38	26.33	122,260	1,715,243	2.29%	2.44%	4.98%
	2019		0.20%	0.90%	17.54	25.74	97,830	1,702,803	13.89%	14.52%	5.01%
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
	2023		0.55%	0.55%	15.34	15.34	49,770	763,720	5.62%	5.62%	2.63%
	2022		0.55%	0.55%	14.53	14.53	49,698	722,033	-13.44%	-13.44%	2.15%
	2021		0.55%	0.55%	16.78	16.78	56,195	943,164	-1.15%	-1.15%	2.07%
	2020		0.55%	0.55%	16.98	16.98	53,967	916,310	8.79%	8.79%	2.17%
	2019		0.55%	0.55%	15.61	15.61	58,942	919,888	9.06%	9.06%	2.67%
Fidelity® VIP Mid Cap Portfolio - Service Class
	2023		0.00%	0.90%	14.62	44.18	8,823,580	168,972,422	13.97%	15.00%	0.54%
	2022		0.00%	0.90%	12.74	38.76	7,746,891	137,206,553	-15.62%	-14.85%	0.41%
	2021		0.00%	0.90%	15.83	45.94	7,564,678	162,160,305	24.38%	25.51%	0.51%
	2020		0.00%	0.90%	12.73	36.93	8,006,123	140,031,622	16.98%	18.04%	0.57%
	2019		0.00%	0.90%	12.02	31.57	5,971,516	98,454,389	22.24%	23.22%	0.84%
Fidelity® VIP Mid Cap Portfolio - Service Class 2
	2023		0.00%	0.00%	10.48	10.48	447	4,681	14.80%	14.80%	1.42%
	2022	8/30/22	0.00%	0.00%	9.13	9.13	7	59	0.32%	0.32%	0.00%
Fidelity® VIP Overseas Portfolio - Service Class
	2023		0.10%	0.90%	13.27	28.35	479,116	7,897,291	19.33%	20.29%	0.94%
	2022		0.10%	0.90%	11.05	23.75	511,145	7,245,137	-25.26%	-24.66%	1.01%
	2021		0.10%	0.90%	14.68	34.31	481,457	9,384,310	18.50%	19.45%	0.44%
	2020		0.10%	0.90%	12.30	28.80	476,203	8,052,075	14.46%	15.38%	0.35%
	2019		0.10%	0.90%	12.39	25.02	464,889	7,180,821	26.53%	27.55%	1.68%
Fidelity® VIP Strategic Income Portfolio - Service Class 2
	2023	6/14/23	0.00%	0.00%	10.01	10.01	83	828	5.66%	5.66%	6.85%
First Trust Capital Strength Portfolio - Class I
	2023		0.00%	0.00%	10.75	10.75	158	1,694	7.75%	7.75%	1.32%
	2022	8/30/22	0.00%	0.00%	9.98	9.98	13	133	5.22%	5.22%	0.00%
Franklin Income VIP Fund - Class 1
	2023		0.00%	0.90%	12.54	27.07	12,036,381	182,091,288	7.90%	8.87%	5.48%
	2022		0.00%	0.90%	11.62	24.90	8,494,372	124,898,686	-6.09%	-5.24%	4.90%
	2021		0.00%	0.90%	12.38	26.31	8,784,779	140,722,524	15.96%	17.01%	4.64%
	2020		0.00%	0.90%	10.67	22.52	8,557,757	119,700,506	0.07%	0.97%	5.80%
	2019		0.00%	0.90%	11.92	22.34	7,223,355	103,436,326	15.38%	16.30%	5.38%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Franklin Mutual Shares VIP Fund - Class 1
	2023		0.00%	0.90%	$12.91	$30.04	4,604,771	$80,821,643	12.71%	13.73%	2.14%
	2022		0.00%	0.90%	11.46	26.46	4,179,171	69,348,063	-7.99%	-7.15%	2.17%
	2021		0.00%	0.90%	12.45	28.54	4,147,899	77,836,938	18.45%	19.52%	3.04%
	2020		0.00%	0.90%	10.51	23.91	4,385,612	70,021,186	-5.70%	-4.85%	3.33%
	2019		0.00%	0.90%	11.72	25.17	3,513,378	61,315,212	21.82%	22.80%	2.13%
Franklin Rising Dividends VIP Fund - Class 4
	2023	5/25/23	0.00%	0.00%	11.00	11.00	183	2,012	9.44%	9.44%	0.00%
Franklin Small-Mid Cap Growth VIP Fund - Class 1
	2023		0.10%	0.90%	15.94	50.97	843,911	19,744,131	25.99%	27.00%	0.00%
	2022		0.10%	0.90%	12.56	40.15	798,680	15,307,924	-34.12%	-33.59%	0.00%
	2021		0.10%	0.90%	18.94	60.49	685,420	21,757,185	9.27%	10.14%	0.00%
	2020		0.10%	0.90%	18.22	71.55	633,561	20,778,273	54.13%	55.37%	0.00%
	2019		0.10%	0.90%	14.20	46.17	697,920	15,176,339	30.62%	31.67%	0.00%
Franklin Small-Mid Cap Growth VIP Fund - Class 4
	2023	6/28/23	0.00%	0.00%	10.11	10.11	1,281	12,953	11.69%	11.69%	0.00%
Goldman Sachs VIT Government Money Market Fund - Service Shares
	2023	10/19/23	0.00%	0.00%	10.62	10.62	649	6,897	1.02%	1.02%	1.01%
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares
	2023	7/20/23	0.00%	0.00%	10.54	10.54	216	2,272	3.24%	3.24%	0.38%
Invesco V.I. American Franchise Fund - Series I Shares
	2023		0.20%	0.55%	18.41	56.90	651,406	13,547,939	40.15%	40.64%	0.00%
	2022		0.20%	0.90%	13.09	40.60	687,978	10,501,101	-31.73%	-31.25%	0.00%
	2021		0.20%	1.00%	19.04	62.80	704,111	16,223,327	10.81%	11.70%	0.00%
	2020		0.20%	1.00%	17.05	56.30	684,316	15,749,838	40.94%	42.07%	0.07%
	2019		0.20%	1.00%	12.00	39.69	562,670	12,548,809	35.40%	36.49%	0.00%
Invesco V.I. Core Equity Fund - Series I Shares
	2023		0.20%	0.55%	16.21	38.35	846,639	14,781,603	22.69%	23.12%	0.72%
	2022		0.20%	0.90%	13.17	31.26	911,804	13,020,999	-21.26%	-20.71%	0.89%
	2021		0.20%	0.90%	16.61	44.92	960,031	18,048,581	26.60%	27.48%	0.66%
	2020		0.20%	0.90%	13.03	35.29	921,049	15,092,769	12.83%	13.62%	1.34%
	2019		0.20%	0.90%	11.47	31.10	759,302	14,164,202	27.81%	28.71%	0.94%
Invesco V.I. Core Plus Bond Fund - Series I Shares
	2023		0.55%	0.55%	17.74	17.74	51,093	906,542	5.56%	5.56%	2.64%
	2022		0.55%	0.55%	16.81	16.81	50,127	842,587	-15.00%	-15.00%	0.54%
	2021		0.55%	0.55%	19.78	19.78	54,753	1,082,801	-1.20%	-1.20%	1.51%
	2020		0.55%	0.55%	20.02	20.02	52,736	1,055,587	9.12%	9.12%	1.84%
	2019		0.55%	0.55%	18.34	18.34	55,947	1,026,280	10.45%	10.45%	2.93%
Invesco V.I. EQV International Equity Fund - Series I Shares
	2023		0.00%	0.90%	12.71	18.77	2,907,565	39,298,361	17.09%	18.15%	0.20%
	2022		0.00%	0.90%	10.85	28.63	2,921,035	33,813,421	-19.04%	-18.31%	1.75%
	2021		0.00%	0.90%	13.30	35.36	2,866,715	41,223,736	4.94%	5.89%	1.32%
	2020		0.00%	0.90%	12.59	33.70	2,491,177	35,117,366	12.97%	13.88%	2.48%
	2019		0.10%	0.90%	11.07	29.83	2,276,436	29,638,957	27.42%	28.44%	1.62%
Invesco V.I. Main Street Small Cap Fund® - Series II Shares
	2023		0.00%	0.00%	10.50	10.50	1,115	11,705	17.82%	17.82%	1.95%
	2022	3/28/22	0.00%	0.00%	8.91	8.91	72	638	-11.36%	-11.36%	0.35%
Janus Henderson Balanced Portfolio - Institutional Shares
	2023		0.20%	0.20%	15.36	15.37	669,430	10,285,789	15.30%	15.30%	2.12%
	2022		0.20%	0.35%	13.33	26.70	687,667	9,164,165	-16.78%	-16.65%	1.22%
	2021		0.20%	0.35%	15.99	43.15	746,210	11,944,585	16.79%	16.96%	0.91%
	2020		0.20%	0.90%	13.67	42.45	687,564	10,693,872	13.29%	14.08%	1.81%
	2019		0.20%	0.90%	11.98	37.47	475,127	9,603,146	21.49%	22.34%	1.90%
Janus Henderson Balanced Portfolio - Service Shares
	2023		0.20%	0.90%	15.15	38.38	492,593	8,626,696	14.10%	14.90%	1.65%
	2022		0.20%	0.90%	13.19	36.30	609,509	9,831,817	-17.37%	-16.78%	0.98%
	2021		0.20%	0.90%	15.85	44.30	483,766	12,056,430	15.86%	16.68%	0.67%
	2020		0.20%	0.90%	18.10	38.23	550,689	12,445,883	13.01%	13.80%	1.63%
	2019		0.20%	0.90%	15.91	33.83	410,857	9,389,026	21.17%	22.03%	1.65%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Janus Henderson Enterprise Portfolio - Service Shares
	2023		0.20%	0.90%	$16.97	$82.88	228,642	$4,492,927	16.72%	17.54%	0.09%
	2022		0.20%	0.90%	14.44	71.01	211,981	4,043,242	-16.90%	-16.32%	0.08%
	2021		0.20%	0.90%	17.26	85.45	196,972	5,606,650	15.50%	16.31%	0.25%
	2020		0.20%	0.90%	14.84	77.85	183,032	5,447,989	18.12%	18.95%	0.00%
	2019		0.20%	0.90%	21.76	65.55	193,162	5,843,869	33.95%	34.90%	0.05%
Janus Henderson Global Research Portfolio - Institutional Shares
	2023		0.20%	0.20%	16.46	16.46	605,830	9,971,022	26.52%	26.52%	0.92%
	2022		0.20%	0.35%	13	28	665,628	8,658,636	-19.69%	-19.57%	1.03%
	2021		0.20%	0.35%	16.17	52.69	732,980	11,871,355	17.68%	17.85%	0.52%
	2020		0.20%	0.90%	13.72	44.78	685,211	10,534,187	18.99%	19.82%	0.73%
	2019		0.20%	0.90%	11.45	37.43	476,355	9,416,714	27.89%	28.79%	1.00%
Janus Henderson Global Research Portfolio - Service Shares
	2023		0.20%	0.35%	16.23	30.89	129,543	2,158,755	26.03%	26.22%	0.77%
	2022		0.20%	0.90%	12.86	27.11	116,288	1,869,247	-20.33%	-19.77%	0.89%
	2021		0.20%	0.90%	16.03	33.84	100,755	2,561,818	16.74%	17.56%	0.36%
	2020		0.20%	0.90%	26.06	28.83	90,839	2,434,689	18.69%	19.34%	0.55%
	2019		0.35%	0.90%	21.84	24.16	96,871	2,208,937	27.56%	28.26%	0.87%
Janus Henderson Global Technology and Innovation Portfolio - Service Shares
	2023		0.20%	0.20%	22.09	22.09	194,977	4,306,441	53.97%	53.97%	0.00%
	2022		0.20%	0.20%	14.34	14.35	201,433	2,889,595	-37.25%	-37.25%	0.00%
	2021		0.20%	0.20%	22.86	22.86	216,950	4,959,571	17.51%	17.51%	0.12%
	2020		0.20%	0.35%	19.45	128.34	194,523	4,673,502	50.20%	50.43%	0.00%
	2019		0.20%	0.90%	20.16	85.45	114,282	3,430,810	43.52%	44.31%	0.00%
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1
	2022		0.00%	0.90%	11.08	13.48	2,819,531	34,963,549	-18.34%	-17.60%	1.68%
	2021		0.00%	0.90%	13.57	16.38	2,531,961	38,816,225	8.53%	9.51%	1.00%
	2020		0.00%	0.90%	12.51	14.97	2,417,470	34,206,207	14.65%	15.69%	1.88%
	2019		0.00%	0.90%	12.50	12.96	2,120,874	26,518,841	15.83%	16.70%	2.25%
LVIP American Balanced Allocation Fund - Standard Class
	2023	7/20/23	0.00%	0.00%	10.81	10.81	159,177	1,721,021	4.44%	5.24%	6.28%
LVIP American Growth Allocation Fund - Service Class
	2023	12/29/23	0.00%	0.00%	10.30	10.30	14	140	0.00%	0.00%	0.00%
LVIP American Growth Allocation Fund - Standard Class
	2023		0.00%	0.00%	10.31	10.31	4,171,626	43,001,551	14.95%	14.95%	3.56%
	2022		0.00%	0.00%	8.97	8.97	2,265,509	20,314,996	-15.66%	-15.66%	2.68%
	2021	3/17/21	0.00%	0.00%	10.63	10.63	628,506	6,682,111	7.14%	7.14%	5.75%
LVIP American Income Allocation Fund - Standard Class
	2023		0.00%	0.00%	10.10	10.10	471,449	4,761,562	10.77%	10.77%	4.17%
	2022		0.00%	0.00%	9.12	9.12	237,959	2,169,654	-13.39%	-13.39%	4.14%
	2021	3/19/21	0.00%	0.00%	10.53	10.53	59,551	626,946	6.66%	6.66%	9.81%
LVIP Baron Growth Opportunities Fund - Service Class
	2023		0.00%	0.90%	15.12	57.67	3,746,199	78,954,224	16.75%	17.81%	0.00%
	2022		0.00%	0.90%	12.95	49.03	3,234,521	62,883,408	-26.49%	-25.83%	0.00%
	2021		0.00%	0.90%	17.62	88.03	2,840,691	78,244,918	17.66%	18.72%	0.00%
	2020		0.00%	0.90%	14.98	86.05	2,484,951	63,275,647	32.88%	33.95%	0.00%
	2019		0.10%	0.90%	12.32	64.76	2,274,875	48,201,407	35.16%	36.26%	0.00%
LVIP Baron Growth Opportunities Fund - Standard Class
	2023		0.00%	0.90%	9.68	54.45	334,810	3,987,631	17.05%	18.10%	0.00%
	2022		0.00%	0.90%	8.20	46.52	225,486	2,581,124	-26.31%	-25.64%	0.00%
	2021		0.00%	0.90%	19.71	63.13	111,347	2,344,995	17.95%	18.88%	0.00%
	2020		0.20%	0.90%	16.59	53.52	51,813	1,537,779	33.21%	34.28%	0.00%
	2019		0.20%	0.90%	12.37	40.18	58,473	1,353,545	35.50%	36.65%	0.00%
LVIP BlackRock Advantage Allocation Fund - Standard Class
	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.26%
	2021	4/1/21	0.00%	0.00%	10.50	10.50	119,965	1,259,639	5.98%	5.98%	2.41%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2023		0.10%	0.90%	$14.52	$31.24	2,710,837	$47,328,003	8.41%	9.28%	2.69%
	2022		0.10%	0.90%	13.30	28.60	2,639,352	44,580,183	-3.16%	-2.38%	2.22%
	2021		0.10%	0.90%	13.64	35.54	2,978,472	52,695,718	21.97%	22.95%	2.07%
	2020		0.10%	0.90%	11.11	28.98	3,207,248	47,074,508	0.21%	1.02%	2.25%
	2019		0.10%	0.90%	11	29	2,912,560	43,545,524	17.53%	18.47%	1.90%
LVIP BlackRock Global Allocation Fund - Service Class
	2023	7/21/23	0.00%	0.00%	10.76	10.76	86	928	3.86%	3.86%	3.47%
LVIP BlackRock Global Allocation Fund - Standard Class
	2023		0.00%	0.90%	9.97	25.32	23,118,566	341,759,982	12.61%	13.62%	2.85%
	2022		0.00%	0.00%	8.78	8.78	22,125,850	300,862,104	-15.38%	-15.38%	0.66%
	2021	3/31/21	0.00%	0.00%	10.37	10.37	114,474	1,187,505	5.69%	5.69%	2.31%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class
	2023		0.00%	0.90%	11.34	14.24	2,880,133	36,995,007	10.68%	11.68%	2.27%
	2022		0.00%	0.90%	10.25	12.77	2,809,375	32,635,438	-17.27%	-16.52%	1.60%
	2021		0.00%	0.90%	12.38	15.32	2,637,394	37,221,085	11.68%	12.69%	1.31%
	2020		0.00%	0.90%	11.09	13.62	2,883,345	36,049,557	1.07%	1.98%	1.91%
	2019		0.00%	0.90%	12.67	13.37	1,901,838	24,668,911	17.00%	17.88%	2.14%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2023		0.00%	0.90%	10.94	13.70	5,638,293	64,271,149	4.13%	5.07%	2.47%
	2022		0.00%	0.90%	10.48	13.05	5,458,216	59,222,394	-5.56%	-4.70%	8.81%
	2021		0.00%	0.90%	11.07	13.71	5,998,303	68,752,349	3.73%	4.67%	7.39%
	2020		0.00%	0.90%	10.64	13.11	4,717,867	52,361,697	4.33%	5.28%	0.17%
	2019		0.00%	0.90%	10.16	12.46	3,671,840	39,207,297	4.94%	5.79%	2.45%
LVIP BlackRock Real Estate Fund - Service Class
	2023	11/7/23	0.00%	0.00%	8.72	8.72	471	4,106	16.74%	16.74%	2.25%
LVIP BlackRock Real Estate Fund - Standard Class
	2023		0.00%	0.90%	10.56	22.13	3,315,336	42,850,798	12.05%	13.06%	3.08%
	2022		0.00%	0.90%	9.42	19.60	3,044,672	36,251,175	-29.28%	-28.64%	1.77%
	2021		0.00%	0.90%	13.33	27.51	2,428,656	41,982,947	26.87%	28.02%	6.87%
	2020		0.00%	0.90%	10.50	21.52	2,354,110	32,781,237	-3.09%	-2.21%	5.81%
	2019		0.00%	0.90%	11.89	22.04	1,942,263	28,607,784	23.80%	24.79%	3.66%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class
	2023		0.00%	0.90%	11.84	15.22	1,249,134	16,932,158	11.35%	12.35%	1.99%
	2022		0.00%	0.90%	10.64	13.57	1,273,867	15,378,541	-17.26%	-16.51%	1.48%
	2021		0.00%	0.90%	12.86	16.27	1,127,587	16,507,526	13.63%	14.66%	1.31%
	2020		0.00%	0.90%	11.31	14.21	941,766	12,345,524	2.42%	3.34%	1.65%
	2019		0.00%	0.90%	13.40	13.77	665,629	8,835,165	17.83%	18.72%	2.11%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2023		0.10%	0.90%	17.76	40.98	561,249	11,860,894	32.95%	34.02%	0.42%
	2022		0.10%	0.90%	13.27	30.60	554,242	9,083,456	-27.39%	-26.81%	0.00%
	2021		0.10%	0.90%	18.15	54.06	558,281	12,600,930	29.69%	30.73%	0.00%
	2020		0.10%	0.90%	13.92	41.45	583,890	10,778,982	22.71%	23.69%	0.38%
	2019		0.10%	0.90%	11.26	33.59	519,209	9,101,308	18.86%	19.81%	0.69%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2023		0.10%	0.90%	14.62	32.22	654,462	11,536,522	16.70%	17.64%	0.28%
	2022		0.10%	0.90%	12.44	27.40	605,747	9,983,746	-24.25%	-23.64%	0.00%
	2021		0.10%	0.90%	16.31	35.91	579,423	12,785,367	12.27%	13.17%	0.00%
	2020		0.10%	0.90%	16.97	31.74	587,308	11,616,504	26.57%	27.58%	0.00%
	2019		0.10%	0.90%	13.41	24.89	611,794	9,816,296	23.80%	24.79%	0.00%
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class
	2023		0.15%	0.90%	15.54	17.88	85,963	1,421,014	21.44%	22.35%	1.08%
	2022		0.15%	0.90%	12.99	14.62	91,994	1,271,863	-18.19%	-17.57%	0.89%
	2021		0.15%	0.90%	16.87	17.73	96,000	1,624,970	20.95%	21.86%	0.55%
	2020		0.15%	0.90%	13.95	14.55	101,133	1,418,256	13.83%	14.69%	0.92%
	2019	5/24/19	0.15%	0.90%	12.25	12.69	104,441	1,285,584	11.93%	12.44%	1.51%
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.10%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Bond Fund - Service Class
	2023	7/13/23	0.00%	0.00%	$9.45	$9.45	581	$5,488	2.71%	2.71%	4.95%
LVIP Delaware Bond Fund - Standard Class
	2023		0.00%	0.90%	9.91	19.26	25,489,357	285,106,502	4.98%	5.93%	3.45%
	2022		0.00%	0.90%	9.44	18.35	21,391,634	230,190,684	-14.47%	-13.70%	3.23%
	2021		0.00%	0.90%	11.04	26.20	21,152,846	269,070,179	-2.68%	-1.80%	2.15%
	2020		0.00%	0.90%	11.34	26.92	17,661,312	234,641,866	8.88%	9.87%	2.54%
	2019		0.00%	0.90%	10.99	24.73	15,323,345	191,882,223	8.23%	9.10%	3.31%
LVIP Delaware Diversified Floating Rate Fund - Standard Class
	2023		0.00%	0.90%	10.52	12.40	3,540,356	38,924,164	4.62%	5.57%	5.34%
	2022		0.00%	0.90%	10.06	11.76	3,380,458	35,513,669	-0.80%	0.10%	2.29%
	2021		0.00%	0.90%	10.14	11.76	3,599,457	38,191,510	-0.50%	0.40%	1.24%
	2020		0.00%	0.90%	10.19	11.72	3,249,726	34,670,244	0.45%	1.36%	1.61%
	2019		0.00%	0.90%	10.39	11.58	3,037,367	32,233,751	3.67%	4.50%	2.88%
LVIP Delaware Diversified Income Fund - Service Class
	2023		0.00%	0.00%	9.49	9.49	4,088	38,779	5.94%	5.94%	5.90%
	2022	3/28/22	0.00%	0.00%	8.95	8.95	1,273	11,396	-7.46%	-7.46%	4.58%
LVIP Delaware Diversified Income Fund - Standard Class
	2023		0.00%	0.90%	10.12	18.12	9,029,276	103,249,779	5.28%	6.24%	4.27%
	2022		0.00%	0.90%	9.61	18.48	8,238,563	90,087,535	-14.63%	-13.86%	3.33%
	2021		0.00%	0.90%	11.26	21.64	8,264,242	106,552,993	-2.18%	-1.30%	5.01%
	2020		0.00%	0.90%	11.51	22.13	7,259,072	96,588,024	10.04%	11.04%	2.60%
	2019		0.00%	0.90%	11.21	20.11	6,637,787	81,752,051	9.44%	10.32%	2.85%
LVIP Delaware High Yield Fund - Standard Class
	2023		0.10%	0.90%	11.98	35.52	1,333,621	18,813,525	11.66%	12.55%	6.83%
	2022		0.10%	0.90%	11.12	31.81	1,306,159	16,829,699	-12.20%	-11.50%	6.06%
	2021		0.10%	1.00%	12.57	36.96	1,342,362	20,667,499	3.88%	4.82%	9.71%
	2020		0.10%	1.00%	12.01	35.58	1,213,264	18,694,921	6.17%	7.13%	5.96%
	2019		0.10%	1.00%	11.22	33.52	1,219,559	18,303,096	15.27%	16.31%	6.81%
LVIP Delaware Limited-Term Diversified Income Fund - Service Class
	2023		0.00%	0.00%	10.16	10.16	391	3,971	4.68%	4.68%	3.73%
	2022	3/29/22	0.00%	0.00%	9.70	9.70	171	1,656	-1.51%	-1.51%	2.04%
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class
	2023		0.00%	0.90%	10.28	14.09	9,192,591	101,344,177	4.05%	5.00%	3.79%
	2022		0.00%	0.90%	9.88	13.44	8,084,921	85,446,064	-4.98%	-4.12%	2.47%
	2021		0.00%	0.90%	10.39	14.03	8,674,003	96,496,639	-1.56%	-0.67%	1.79%
	2020		0.00%	0.90%	10.56	14.14	7,541,300	85,227,090	3.37%	4.20%	1.79%
	2019		0.10%	0.90%	10.63	13.57	6,118,357	67,384,521	4.26%	5.10%	2.71%
LVIP Delaware Mid Cap Value Fund - Service Class
	2023		0.00%	0.00%	10.34	10.34	905	9,366	10.86%	10.86%	3.63%
	2022	3/28/22	0.00%	0.00%	9.33	9.33	62	581	-8.33%	-8.33%	2.21%
LVIP Delaware Mid Cap Value Fund - Standard Class
	2023		0.00%	0.90%	14.51	46.60	1,980,535	36,657,603	10.25%	11.24%	1.79%
	2022		0.00%	0.90%	13.12	41.95	1,589,596	29,175,303	-9.69%	-8.87%	1.64%
	2021		0.00%	0.90%	14.58	46.11	1,319,701	28,528,586	30.73%	31.91%	1.44%
	2020		0.00%	0.90%	11.15	35.00	1,219,791	21,243,053	-0.39%	0.51%	2.95%
	2019		0.00%	0.90%	12.39	34.88	958,599	18,162,876	29.26%	30.30%	1.25%
LVIP Delaware SMID Cap Core Fund - Service Class
	2023	7/13/23	0.00%	0.00%	10.54	10.54	23	245	4.30%	4.30%	1.18%
LVIP Delaware SMID Cap Core Fund - Standard Class
	2023		0.00%	0.90%	14.91	66.73	5,017,739	99,921,726	15.41%	16.45%	1.16%
	2022		0.00%	0.90%	12.86	57.62	4,542,032	83,352,840	-14.50%	-13.73%	0.44%
	2021		0.00%	1.00%	14.94	82.15	4,665,565	103,305,570	21.95%	23.18%	0.95%
	2020		0.00%	1.00%	12.15	66.93	4,670,391	88,954,101	9.98%	11.08%	0.54%
	2019		0.00%	1.00%	10.96	60.46	3,844,589	74,955,085	28.34%	29.50%	0.54%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Social Awareness Fund - Standard Class
	2023		0.00%	0.90%	$17.66	$58.50	631,188	$15,690,508	29.01%	30.17%	1.05%
	2022		0.00%	0.90%	13.69	45.34	596,074	12,207,463	-20.43%	-19.71%	1.19%
	2021		0.00%	0.90%	17.20	63.51	547,515	14,793,916	25.30%	26.43%	0.87%
	2020		0.00%	0.90%	13.73	50.41	505,078	11,487,854	18.61%	19.56%	1.37%
	2019		0.10%	0.90%	12.16	42.26	464,173	9,608,733	30.79%	31.84%	2.21%
LVIP Delaware U.S. Growth Fund - Standard Class
	2023		0.00%	0.90%	19.85	70.75	1,676,623	53,669,250	47.02%	48.35%	0.00%
	2022		0.00%	0.90%	13.50	47.76	1,656,957	39,750,640	-28.31%	-27.66%	0.00%
	2021		0.00%	0.90%	18.83	66.12	1,457,353	52,077,504	17.04%	18.10%	0.00%
	2020		0.00%	0.90%	16.09	72.01	1,435,460	45,954,783	42.84%	43.99%	0.00%
	2019		0.10%	0.90%	14.90	50.13	1,594,997	36,429,851	26.11%	27.12%	0.00%
LVIP Delaware U.S. REIT Fund - Service Class
	2023		0.00%	0.00%	9.36	9.36	357	3,342	12.24%	12.24%	4.55%
	2022	7/12/22	0.00%	0.00%	8.34	8.34	164	1,369	-5.37%	-5.37%	3.10%
LVIP Delaware U.S. REIT Fund - Standard Class
	2023		0.00%	0.90%	11.30	42.03	5,056,824	76,642,059	11.57%	12.58%	3.60%
	2022		0.00%	0.90%	10.13	37.37	4,610,785	65,165,135	-25.97%	-25.30%	3.32%
	2021		0.00%	0.90%	13.68	80.65	4,347,590	86,319,814	41.79%	43.07%	3.05%
	2020		0.00%	0.90%	9.65	56.88	4,551,109	66,804,332	-11.21%	-10.41%	1.92%
	2019		0.00%	0.90%	11.79	64.07	3,606,646	63,253,805	25.67%	26.68%	2.12%
LVIP Delaware Value Fund - Service Class
	2023		0.00%	0.00%	10.10	10.10	512	5,174	3.18%	3.18%	1.61%
	2022	8/30/22	0.00%	0.00%	9.79	9.79	6	61	4.44%	4.44%	3.08%
LVIP Delaware Value Fund - Standard Class
	2023		0.00%	0.90%	13.22	43.70	5,773,274	102,666,714	2.56%	3.49%	1.81%
	2022		0.00%	0.90%	12.89	42.29	4,872,453	92,656,533	-4.14%	-3.27%	1.78%
	2021		0.00%	0.90%	13.44	50.78	4,966,572	105,352,382	21.32%	22.42%	5.69%
	2020		0.00%	0.90%	11.08	41.62	5,031,709	91,529,892	-0.49%	0.41%	2.05%
	2019		0.00%	0.90%	12.97	41.60	4,162,503	81,699,087	18.90%	19.85%	1.70%
LVIP Delaware Wealth Builder Fund - Standard Class
	2023		0.10%	0.90%	12.67	23.99	169,060	2,491,072	8.92%	9.80%	2.73%
	2022		0.10%	0.90%	11.55	24.75	186,254	2,516,845	-12.00%	-11.30%	2.18%
	2021		0.10%	0.90%	13.03	28.13	196,701	3,104,915	10.78%	11.67%	2.09%
	2020		0.10%	0.90%	11.68	28.87	190,429	2,771,931	4.67%	5.51%	1.94%
	2019		0.10%	0.90%	11.08	27.43	197,658	2,950,843	14.87%	15.79%	2.93%
LVIP Dimensional International Core Equity Fund - Standard Class
	2023		0.00%	0.90%	11.71	14.44	3,305,110	44,793,970	14.97%	16.01%	3.08%
	2022		0.00%	0.90%	11.38	12.47	3,303,328	38,819,084	-14.20%	-13.42%	3.49%
	2021		0.00%	0.90%	13.27	14.43	3,127,631	42,760,967	12.20%	13.22%	2.38%
	2020		0.00%	0.90%	11.82	12.77	2,907,794	35,375,751	5.91%	6.86%	1.93%
	2019		0.00%	0.90%	11	12	2,506,449	28,788,939	19.76%	20.72%	2.62%
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
	2023		0.10%	0.90%	10.58	15.29	1,077,792	13,368,981	15.65%	16.57%	3.59%
	2022		0.10%	0.90%	10.21	13.15	1,054,731	11,996,546	-11.95%	-11.24%	3.20%
	2021		0.10%	0.90%	11.59	14.85	1,078,603	13,981,208	14.34%	15.25%	3.04%
	2020		0.10%	0.90%	10.14	12.92	1,164,967	13,153,951	-7.26%	-6.51%	1.87%
	2019		0.10%	0.90%	10.91	13.86	1,028,305	12,512,381	15.77%	16.70%	2.66%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2023		0.00%	0.90%	17.07	53.77	2,383,072	52,736,578	21.68%	22.78%	1.40%
	2022		0.00%	0.90%	14.03	43.85	2,333,538	42,754,181	-16.01%	-15.25%	1.39%
	2021		0.00%	0.90%	16.70	51.82	2,274,258	50,575,433	26.41%	27.55%	1.18%
	2020		0.00%	0.90%	13.21	40.69	2,284,641	40,731,880	15.36%	16.40%	1.62%
	2019		0.00%	0.90%	13.94	35.01	2,074,696	33,526,594	28.94%	29.98%	2.18%
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
	2023		0.00%	0.90%	16.92	23.09	2,621,415	54,646,306	20.56%	21.65%	1.23%
	2022		0.00%	0.90%	14.03	19.00	2,736,635	47,786,041	-14.68%	-13.91%	1.26%
	2021		0.00%	0.90%	16.45	22.09	2,790,309	57,180,554	26.63%	27.77%	1.13%
	2020		0.00%	0.90%	12.99	17.31	2,848,305	46,275,180	14.31%	15.35%	1.48%
	2019		0.00%	0.90%	13.20	15.02	2,467,771	35,912,083	27.67%	28.69%	1.36%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
	2023		0.10%	0.90%	$16.69	$30.66	734,484	$16,425,839	20.86%	21.83%	1.23%
	2022		0.10%	0.90%	14.08	25.17	676,682	13,624,757	-15.45%	-14.77%	1.03%
	2021		0.10%	0.90%	16.53	29.53	715,038	17,271,303	26.55%	27.56%	1.04%
	2020		0.10%	0.90%	14.48	23.15	756,980	14,624,938	14.26%	15.18%	1.09%
	2019		0.10%	0.90%	12.58	20.10	825,716	14,083,868	18.50%	19.46%	1.20%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2023		0.10%	0.90%	13.80	24.91	563,250	9,548,280	16.19%	17.12%	1.65%
	2022		0.10%	0.90%	11.80	21.28	546,996	8,404,385	-12.85%	-12.15%	1.54%
	2021		0.10%	0.90%	14.46	24.23	575,316	10,243,993	16.26%	17.20%	1.18%
	2020		0.10%	0.90%	12.38	20.69	626,701	9,690,899	11.65%	12.56%	1.11%
	2019		0.10%	0.90%	11.04	18.39	629,810	8,829,145	11.78%	12.73%	1.92%
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class
	2023	11/7/23	0.00%	0.00%	9.57	9.57	197	1,888	6.13%	6.13%	2.96%
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
	2023		0.00%	0.90%	10.04	16.22	5,685,718	65,419,293	9.06%	10.04%	3.36%
	2022		0.00%	0.90%	9.15	14.75	5,620,386	60,396,459	-12.62%	-11.83%	10.54%
	2021		0.00%	0.90%	11.08	16.75	5,299,582	65,679,643	7.81%	8.79%	5.78%
	2020		0.00%	0.90%	10.20	15.41	5,126,390	58,973,036	1.73%	2.65%	3.92%
	2019		0.00%	0.90%	9.96	15.03	4,227,433	47,994,806	6.65%	7.50%	4.08%
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class
	2023		0.00%	0.90%	11.44	20.16	3,152,849	44,935,331	17.86%	18.92%	4.32%
	2022		0.00%	0.90%	9.64	17.01	3,319,121	40,958,464	-7.85%	-7.02%	7.88%
	2021		0.00%	0.90%	11.62	18.99	3,334,754	44,688,771	12.15%	13.16%	4.52%
	2020		0.00%	0.90%	10.36	16.84	3,279,172	39,319,619	-4.96%	-4.20%	2.95%
	2019		0.10%	0.90%	11.23	17.62	2,621,295	33,526,420	14.39%	15.31%	4.54%
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class
	2023	5/16/23	0.00%	0.00%	11.04	11.04	393	4,338	17.43%	17.43%	0.91%
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
	2023		0.00%	0.90%	15.78	52.87	3,554,526	76,209,063	16.34%	17.39%	1.71%
	2022		0.00%	0.90%	13.56	45.11	3,090,333	62,382,003	-10.78%	-9.97%	2.95%
	2021		0.00%	0.90%	15.20	50.18	2,973,856	70,276,647	30.70%	31.88%	2.38%
	2020		0.00%	0.90%	11.63	38.11	2,789,493	51,670,361	2.06%	2.88%	2.93%
	2019		0.10%	0.90%	12.76	37.06	2,284,473	44,004,313	26.15%	27.17%	2.87%
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class
	2023	10/2/23	0.00%	0.00%	10.43	10.43	32	330	15.32%	15.32%	2.25%
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
	2023		0.00%	0.90%	14.60	41.95	5,039,091	91,159,982	14.50%	15.54%	1.76%
	2022		0.00%	0.90%	12.66	36.36	4,550,183	75,505,617	-13.24%	-12.45%	3.55%
	2021		0.00%	0.90%	14.49	41.60	4,542,234	88,687,254	32.46%	33.66%	2.42%
	2020		0.00%	0.90%	11.25	31.17	4,931,889	73,799,712	5.03%	5.98%	3.05%
	2019		0.00%	0.90%	10.83	29.45	3,860,811	57,279,820	18.75%	19.71%	2.21%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2023		0.00%	0.90%	11.05	20.96	4,030,212	50,431,241	8.74%	9.72%	2.04%
	2022		0.00%	0.90%	10.17	19.28	3,912,688	47,116,335	-16.15%	-15.40%	2.65%
	2021		0.00%	0.90%	12.12	23.00	3,730,088	57,348,860	6.67%	7.63%	3.56%
	2020		0.00%	0.90%	11.37	24.66	3,674,405	53,092,592	6.12%	6.97%	2.27%
	2019		0.10%	0.90%	10.96	23.11	3,495,407	48,320,512	13.98%	14.90%	2.68%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2023		0.00%	0.90%	11.63	21.39	9,192,740	126,387,123	12.31%	13.33%	1.94%
	2022		0.00%	0.90%	10.35	18.90	9,155,173	117,486,513	-19.41%	-18.68%	2.50%
	2021		0.00%	0.90%	12.77	23.28	9,167,851	146,993,204	11.76%	12.77%	3.11%
	2020		0.00%	0.90%	11.35	25.94	9,427,660	136,433,784	4.91%	5.75%	2.26%
	2019		0.10%	0.90%	12.08	24.59	9,332,192	130,170,449	14.82%	15.74%	2.34%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2023		0.00%	0.90%	11.40	20.85	7,354,290	96,590,725	10.84%	11.84%	1.93%
	2022		0.00%	0.90%	10.28	18.78	7,200,083	90,864,383	-18.12%	-17.38%	2.54%
	2021		0.00%	0.90%	12.56	22.94	7,633,399	119,447,115	9.83%	10.82%	3.04%
	2020		0.00%	0.90%	11.43	25.26	7,986,325	115,681,196	5.14%	5.99%	2.12%
	2019		0.10%	0.90%	10.80	23.89	7,950,503	111,018,866	13.99%	14.90%	2.43%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Government Money Market Fund - Standard Class
	2023		0.00%	0.90%	$10.10	$11.04	8,097,300	$87,345,132	3.81%	4.75%	4.65%
	2022		0.00%	0.90%	9.73	10.55	9,260,945	94,895,943	0.39%	1.30%	1.34%
	2021		0.00%	0.90%	9.69	10.42	10,301,654	104,226,159	-0.88%	0.02%	0.01%
	2020		0.00%	0.90%	9.76	11.45	6,277,668	63,379,088	-0.62%	0.28%	0.32%
	2019		0.00%	0.90%	9.79	11.53	9,926,664	99,837,480	0.88%	1.69%	1.78%
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class
	2023		0.15%	0.90%	16.86	18.13	142,731	2,415,225	11.17%	12.01%	2.17%
	2022		0.15%	0.90%	15.17	16.18	136,434	2,088,202	-7.76%	-7.06%	1.83%
	2021		0.15%	0.90%	16.44	17.41	147,483	2,441,932	19.52%	20.42%	1.47%
	2020		0.15%	0.90%	13.76	14.46	151,070	2,090,340	6.36%	7.16%	1.75%
	2019	5/24/19	0.15%	0.90%	12.85	13.49	143,784	1,869,346	3.77%	11.03%	1.65%
LVIP JPMorgan Core Bond Fund - Service Class
	2023		0.00%	0.00%	9.49	9.49	365	3,469	5.66%	5.66%	3.76%
	2022	3/29/22	0.00%	0.00%	8.98	8.98	161	1,450	-7.34%	-7.34%	1.90%
LVIP JPMorgan High Yield Fund - Service Class
	2023		0.00%	0.00%	10.28	10.28	464	4,768	11.49%	11.49%	7.46%
	2022	3/29/22	0.00%	0.00%	9.22	9.22	135	1,243	-6.61%	-6.61%	5.28%
LVIP JPMorgan High Yield Fund - Standard Class
	2023		0.00%	0.90%	11.34	20.05	6,666,508	89,339,535	10.76%	11.76%	4.95%
	2022		0.00%	0.90%	10.23	17.96	6,058,117	76,031,636	-11.04%	-10.23%	5.65%
	2021		0.00%	0.90%	11.50	20.03	6,132,552	87,838,239	5.48%	6.43%	4.74%
	2020		0.00%	0.90%	10.91	18.83	5,306,148	73,121,559	4.61%	5.56%	5.36%
	2019		0.00%	0.90%	11.40	17.86	4,548,411	61,152,820	11.97%	12.86%	6.00%
LVIP JPMorgan Retirement Income Fund - Standard Class
	2023		0.20%	0.20%	13.06	14.90	37,463	485,272	11.38%	11.38%	3.78%
	2022	6/10/22	0.20%	0.35%	11.73	17.50	33,476	402,308	-1.54%	-1.46%	2.13%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2023		0.10%	0.90%	13.82	31.56	1,113,727	18,475,998	11.07%	11.96%	1.60%
	2022		0.10%	0.90%	12.36	28.20	963,541	16,008,271	-9.98%	-9.26%	1.34%
	2021		0.10%	0.90%	14.25	31.09	1,035,388	19,815,893	27.91%	28.95%	1.00%
	2020		0.10%	0.90%	11.47	24.13	1,198,371	18,063,705	1.01%	1.84%	1.25%
	2019		0.10%	0.90%	11.28	23.70	1,076,371	16,119,022	15.12%	16.05%	1.28%
LVIP Loomis Sayles Global Growth Fund - Standard Class
	2023		0.00%	0.00%	9.96	9.96	102,860	1,024,810	36.85%	36.85%	0.52%
	2022		0.00%	0.00%	7.28	7.28	69,672	507,238	-25.74%	-25.74%	0.52%
	2021	4/27/21	0.00%	0.00%	9.80	9.80	21,633	212,086	-1.59%	-1.59%	0.00%
LVIP MFS International Growth Fund - Service Class
	2023		0.00%	0.00%	10.77	10.77	1,545	16,649	14.42%	14.42%	2.87%
	2022	3/29/22	0.00%	0.00%	9.42	9.42	221	2,085	-8.27%	-8.27%	0.86%
LVIP MFS International Growth Fund - Standard Class
	2023		0.00%	0.90%	13.67	26.92	6,315,785	106,189,487	13.69%	14.71%	2.26%
	2022		0.00%	0.90%	12.03	23.50	5,347,237	83,285,205	-15.05%	-14.29%	1.11%
	2021		0.00%	0.90%	14.16	28.11	4,951,750	94,070,214	10.24%	11.24%	0.76%
	2020		0.00%	0.90%	12.84	25.36	4,098,175	72,576,468	13.51%	14.54%	1.04%
	2019		0.00%	0.90%	14.27	22.22	3,214,370	52,409,210	26.42%	27.44%	1.71%
LVIP MFS Value Fund - Service Class
	2023	3/21/23	0.00%	0.00%	10.76	10.76	1,153	12,408	11.58%	11.58%	3.63%
LVIP MFS Value Fund - Standard Class
	2023		0.00%	0.90%	14.53	42.19	13,203,748	259,774,191	7.10%	8.07%	1.92%
	2022		0.00%	0.90%	13.56	39.10	10,600,333	209,568,210	-6.92%	-6.07%	1.88%
	2021		0.00%	0.90%	14.57	41.69	9,826,036	220,312,448	24.34%	25.46%	1.45%
	2020		0.00%	0.90%	11.72	33.28	8,798,375	166,481,835	2.73%	3.66%	1.83%
	2019		0.00%	0.90%	13.21	32.15	6,840,849	134,216,004	28.68%	29.71%	1.79%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Mondrian Global Income Fund - Standard Class
	2023		0.00%	0.90%	$8.93	$12.68	2,361,093	$22,989,547	3.09%	4.02%	0.00%
	2022		0.00%	0.90%	8.66	12.21	1,971,230	18,555,017	-15.89%	-15.13%	0.00%
	2021		0.00%	0.90%	10.30	14.40	1,871,489	20,975,396	-5.94%	-5.09%	3.38%
	2020		0.00%	0.90%	10.95	15.18	1,454,256	17,496,539	5.81%	6.78%	1.74%
	2019		0.00%	0.90%	10.89	14.23	1,321,543	15,128,533	5.78%	6.63%	2.76%
LVIP Mondrian International Value Fund - Service Class
	2023		0.00%	0.00%	10.70	10.70	1,310	14,018	19.81%	19.81%	4.83%
	2022	3/29/22	0.00%	0.00%	8.93	8.93	234	2,089	-10.58%	-10.58%	2.73%
LVIP Mondrian International Value Fund - Standard Class
	2023		0.00%	0.90%	11.50	26.66	4,089,454	54,394,228	19.04%	20.11%	3.37%
	2022		0.00%	0.90%	9.59	22.40	4,047,983	47,543,221	-11.56%	-10.75%	2.89%
	2021		0.00%	0.90%	10.77	25.32	3,922,749	53,379,004	10.27%	11.26%	3.51%
	2020		0.00%	0.90%	9.70	25.40	3,747,371	46,867,697	-5.82%	-4.97%	2.64%
	2019		0.00%	0.90%	10.22	26.97	3,083,349	41,829,478	17.19%	18.13%	3.85%
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
	2023		0.15%	0.90%	14.69	17.72	50,171	853,561	24.88%	25.82%	1.46%
	2022		0.15%	0.90%	11.68	14.09	36,198	488,244	-18.67%	-18.05%	1.74%
	2021		0.15%	0.90%	14.26	17.19	34,744	573,422	14.86%	15.72%	1.90%
	2020		0.15%	0.90%	14.13	14.85	28,598	407,159	14.43%	15.29%	2.47%
	2019		0.15%	0.90%	12.35	12.88	27,269	340,382	18.70%	19.59%	0.79%
LVIP PIMCO Low Duration Bond Fund - Standard Class
	2023		0.00%	0.00%	9.89	9.89	569,359	5,630,989	4.87%	4.87%	4.28%
	2022		0.00%	0.00%	9.43	9.43	343,394	3,238,388	-4.88%	-4.88%	3.21%
	2021	3/10/21	0.00%	0.00%	9.91	9.91	112,838	1,118,667	-0.59%	-0.59%	4.19%
LVIP SSGA Bond Index Fund - Service Class
	2023		0.00%	0.00%	9.38	9.38	11,162	104,649	5.03%	5.03%	4.97%
	2022	3/29/22	0.00%	0.00%	8.93	8.93	1,886	16,836	-7.77%	-7.77%	4.12%
LVIP SSGA Bond Index Fund - Standard Class
	2023		0.00%	0.90%	9.65	14.20	10,880,890	113,741,773	4.35%	5.30%	2.90%
	2022		0.00%	0.90%	9.25	13.50	9,944,453	99,648,170	-14.22%	-13.44%	2.17%
	2021		0.00%	0.90%	10.78	15.62	9,839,954	114,996,759	-2.86%	-1.98%	2.03%
	2020		0.00%	0.90%	11.09	15.95	8,314,547	100,330,742	6.52%	7.49%	2.41%
	2019		0.00%	0.90%	11.03	14.85	6,552,403	74,814,226	7.27%	8.13%	3.12%
LVIP SSGA Conservative Index Allocation Fund - Standard Class
	2023		0.00%	0.90%	11.70	18.73	2,780,630	36,672,253	9.74%	10.73%	2.48%
	2022		0.00%	0.90%	10.66	16.93	2,691,968	33,226,472	-15.51%	-14.75%	2.76%
	2021		0.00%	0.90%	12.61	19.88	2,604,936	38,454,913	5.42%	6.37%	2.22%
	2020		0.00%	0.90%	11.97	18.62	2,305,226	32,482,237	11.18%	12.18%	2.31%
	2019		0.00%	0.90%	11.84	16.62	1,999,908	25,793,589	13.80%	14.66%	2.57%
LVIP SSGA Emerging Markets Equity Index Fund - Service Class
	2023		0.00%	0.00%	9.00	9.00	2,206	19,861	8.56%	8.56%	6.03%
	2022	8/8/22	0.00%	0.00%	8.29	8.29	325	2,699	-4.11%	-4.11%	3.29%
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class
	2023		0.00%	0.00%	7.39	7.39	128,976	953,602	8.83%	8.83%	4.00%
	2022		0.00%	0.00%	6.79	6.79	90,353	613,818	-21.19%	-21.19%	3.84%
	2021	3/25/21	0.00%	0.00%	8.62	8.62	43,095	371,471	-3.36%	-3.36%	4.67%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2023		0.10%	0.90%	12.32	20.86	1,751,433	23,990,868	12.49%	13.39%	2.52%
	2022		0.10%	0.90%	10.87	18.40	1,696,949	22,139,305	-15.09%	-14.41%	3.78%
	2021		0.10%	0.90%	12.72	21.51	1,744,015	27,812,059	11.57%	12.47%	5.17%
	2020		0.10%	0.90%	11.32	19.14	1,731,441	25,243,203	6.06%	6.91%	1.91%
	2019		0.10%	0.90%	11.71	22.94	1,813,285	24,787,910	14.71%	15.64%	2.62%
LVIP SSGA International Index Fund - Service Class
	2023		0.00%	0.00%	10.73	10.73	8,831	94,774	17.27%	17.27%	5.55%
	2022	3/28/22	0.00%	0.00%	9.15	9.15	1,820	16,659	-8.08%	-8.08%	9.16%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA International Index Fund - Standard Class
	2023		0.00%	0.90%	$12.24	$20.63	7,695,006	$108,459,844	16.52%	17.57%	3.32%
	2022		0.00%	0.90%	10.43	17.58	7,233,360	89,742,002	-15.09%	-14.32%	4.85%
	2021		0.00%	0.90%	12.99	21.11	5,956,709	88,366,223	10.06%	11.06%	2.80%
	2020		0.00%	0.90%	11.80	19.08	5,238,509	71,326,041	6.88%	7.85%	2.64%
	2019		0.00%	0.90%	11.04	17.75	4,527,121	58,409,006	20.49%	21.46%	2.79%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2023		0.10%	0.90%	10.56	13.14	1,141,634	12,675,646	16.39%	17.33%	3.01%
	2022		0.10%	0.90%	9.04	11.21	1,226,194	11,530,248	-17.57%	-16.91%	4.24%
	2021		0.10%	0.90%	10.94	13.51	1,210,372	13,779,724	9.77%	10.65%	2.32%
	2020		0.10%	0.90%	9.94	12.22	1,194,232	12,356,280	-1.86%	-1.07%	2.09%
	2019		0.10%	0.90%	9.89	12.37	1,077,649	11,312,121	17.72%	18.61%	2.47%
LVIP SSGA Mid-Cap Index Fund - Service Class
	2023		0.00%	0.00%	10.67	10.67	4,688	50,009	15.75%	15.75%	2.20%
	2022	3/29/22	0.00%	0.00%	9.22	9.22	963	8,875	-11.63%	-11.63%	2.28%
LVIP SSGA Mid-Cap Index Fund - Standard Class
	2023		0.00%	0.00%	11.34	11.34	338,566	3,840,810	16.05%	16.05%	1.86%
	2022		0.00%	0.00%	9.78	9.78	185,607	1,814,403	-13.40%	-13.40%	2.18%
	2021	3/10/21	0.00%	0.00%	11.29	11.29	70,313	793,683	10.89%	10.89%	2.30%
LVIP SSGA Moderate Index Allocation Fund - Standard Class
	2023		0.00%	0.90%	12.73	22.82	13,015,610	193,989,703	12.55%	13.57%	2.38%
	2022		0.00%	0.90%	11.31	20.12	12,645,055	170,538,214	-16.17%	-15.41%	2.89%
	2021		0.00%	0.90%	13.49	23.81	11,904,010	193,791,864	9.40%	10.39%	2.26%
	2020		0.00%	0.90%	12.33	21.59	11,538,891	173,033,469	12.81%	13.83%	2.34%
	2019		0.00%	0.90%	12.26	18.98	9,719,572	132,530,568	17.18%	18.12%	2.59%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class
	2023	5/22/23	0.00%	0.00%	10.20	10.20	2,465	25,147	7.92%	7.92%	1.88%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
	2023		0.00%	0.90%	13.07	24.29	13,861,060	214,336,645	13.79%	14.82%	2.24%
	2022		0.00%	0.90%	11.48	21.17	13,021,550	183,999,831	-16.63%	-15.88%	2.68%
	2021		0.00%	0.90%	13.77	25.19	12,154,189	208,204,286	10.37%	11.37%	2.21%
	2020		0.00%	0.90%	12.48	22.64	11,500,224	180,839,954	13.26%	14.28%	2.59%
	2019		0.00%	0.90%	12.45	19.74	10,187,208	145,063,535	18.65%	19.55%	2.50%
LVIP SSGA Nasdaq-100 Index Fund - Service Class
	2023		0.00%	0.00%	11.85	11.85	786	9,313	54.11%	54.11%	1.04%
	2022	8/30/22	0.00%	0.00%	7.69	7.69	7	55	-11.33%	-11.33%	0.00%
LVIP SSGA S&P 500 Index Fund - Service Class
	2023		0.00%	0.00%	11.14	11.14	27,615	307,668	25.70%	25.70%	2.21%
	2022	3/28/22	0.00%	0.00%	8.86	8.86	6,151	54,516	-15.34%	-15.34%	2.29%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2023		0.00%	0.90%	17.40	58.15	66,178,238	1,520,757,593	24.88%	26.01%	1.53%
	2022		0.00%	0.90%	13.93	46.22	60,449,046	1,165,635,377	-19.04%	-18.31%	1.58%
	2021		0.00%	0.90%	17.21	56.66	51,628,003	1,290,396,332	27.27%	28.42%	1.33%
	2020		0.00%	0.90%	13.52	44.19	47,028,556	958,175,613	16.97%	18.03%	1.77%
	2019		0.00%	0.90%	14.51	37.49	36,650,999	700,590,863	30.02%	31.07%	1.89%
LVIP SSGA Short-Term Bond Index Fund - Standard Class
	2023		0.00%	0.00%	10.10	10.10	207,513	2,094,903	5.17%	5.17%	3.96%
	2022		0.00%	0.00%	9.60	9.60	110,300	1,058,763	-3.45%	-3.45%	2.30%
	2021	3/10/21	0.00%	0.00%	9.94	9.94	19,957	198,414	-0.28%	-0.28%	2.28%
LVIP SSGA Small-Cap Index Fund - Service Class
	2023		0.00%	0.00%	10.06	10.06	3,543	35,663	16.21%	16.21%	1.86%
	2022	3/29/22	0.00%	0.00%	8.66	8.66	657	5,690	-16.92%	-16.92%	1.50%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2023		0.00%	0.90%	13.22	39.13	9,461,120	158,985,613	15.46%	16.50%	1.38%
	2022		0.00%	0.90%	11.37	33.64	7,936,882	121,447,661	-21.49%	-20.78%	1.27%
	2021		0.00%	0.90%	14.38	42.53	6,492,540	131,896,485	13.53%	14.56%	0.90%
	2020		0.00%	0.90%	12.97	37.18	5,803,427	107,596,432	18.13%	19.08%	1.14%
	2019		0.10%	0.90%	12.26	31.24	4,997,067	81,769,396	23.91%	24.91%	1.05%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Structured Conservative Allocation Fund - Standard Class
	2023		0.00%	0.90%	$11.65	$18.27	1,227,141	$16,032,053	9.28%	10.27%	2.74%
	2022		0.00%	0.90%	10.66	16.60	1,153,994	14,312,831	-14.07%	-13.30%	3.92%
	2021		0.00%	0.90%	12.40	19.17	1,108,367	16,243,061	6.46%	7.42%	3.73%
	2020		0.00%	0.90%	11.65	17.87	1,053,012	15,222,903	8.69%	9.51%	2.17%
	2019		0.15%	0.90%	11.52	16.32	1,098,311	14,688,888	12.62%	13.47%	2.94%
LVIP Structured Moderate Allocation Fund - Standard Class
	2023		0.00%	0.90%	12.70	22.34	7,061,813	103,528,887	12.08%	13.09%	2.65%
	2022		0.00%	0.90%	11.33	19.77	6,843,607	94,799,649	-13.93%	-13.15%	4.68%
	2021		0.00%	0.90%	13.16	22.66	6,571,767	107,730,500	11.15%	12.15%	4.85%
	2020		0.00%	0.90%	11.84	20.23	6,333,641	94,449,380	8.87%	9.69%	2.63%
	2019		0.15%	0.90%	12.43	18.45	5,661,913	79,458,335	15.53%	16.40%	3.00%
LVIP Structured Moderately Aggressive Allocation Fund - Service Class
	2022	6/1/22	0.00%	0.00%	9.02	9.02	1,475	13,298	-5.12%	-5.12%	8.53%
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class
	2023		0.00%	0.90%	13.01	23.98	5,723,953	90,407,272	13.25%	14.27%	2.61%
	2022		0.00%	0.90%	11.49	21.00	5,438,547	79,162,541	-13.91%	-13.13%	4.93%
	2021		0.00%	0.90%	13.35	24.20	5,203,401	90,408,942	12.66%	13.68%	5.24%
	2020		0.00%	0.90%	11.85	21.31	5,033,098	78,672,153	8.30%	9.28%	2.62%
	2019		0.00%	0.90%	11.87	19.52	5,027,186	73,138,461	16.38%	17.31%	3.04%
LVIP T. Rowe Price 2010 Fund - Standard Class
	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.20%
	2021		0.20%	0.35%	13.44	20.09	28,223	498,660	8.23%	8.40%	2.61%
	2020		0.20%	0.35%	13.85	24.89	29,774	490,768	11.90%	12.07%	2.31%
	2019		0.20%	0.90%	12.36	22.25	27,603	431,183	14.70%	15.50%	3.49%
LVIP T. Rowe Price 2020 Fund - Standard Class
	2023		0.00%	0.90%	10.27	19.59	95,873	1,274,427	12.52%	13.54%	2.73%
	2022		0.00%	0.90%	9.04	17.28	79,308	974,241	-15.94%	-15.18%	2.78%
	2021		0.00%	0.90%	13.85	21.44	91,774	1,354,121	9.24%	10.12%	2.60%
	2020		0.10%	0.90%	12.59	26.45	123,915	1,846,305	12.25%	13.15%	2.23%
	2019		0.10%	0.90%	12.19	23.43	122,422	1,694,554	17.86%	18.80%	3.59%
LVIP T. Rowe Price 2030 Fund - Standard Class
	2023		0.00%	0.90%	10.47	20.38	400,468	4,983,041	15.10%	16.14%	2.39%
	2022		0.00%	0.90%	9.02	17.56	317,319	3,630,402	-17.62%	-16.87%	2.53%
	2021		0.00%	0.90%	14.60	31.88	224,891	3,435,021	12.58%	13.48%	2.55%
	2020		0.10%	0.90%	12.87	28.16	195,390	2,855,832	14.22%	15.13%	2.52%
	2019		0.10%	0.90%	12.39	24.52	166,581	2,317,204	21.06%	22.03%	2.46%
LVIP T. Rowe Price 2040 Fund - Standard Class
	2023		0.00%	0.90%	10.82	21.08	759,019	9,386,376	18.12%	19.19%	1.93%
	2022		0.00%	0.90%	9.08	17.71	594,578	6,508,444	-18.48%	-17.74%	2.07%
	2021		0.00%	0.90%	15.26	35.22	390,220	6,069,336	15.88%	16.81%	3.25%
	2020		0.10%	0.90%	13.07	30.22	234,087	3,825,935	15.57%	16.50%	2.02%
	2019		0.10%	0.90%	12.56	26.01	236,272	3,633,773	23.33%	24.32%	2.23%
LVIP T. Rowe Price 2050 Fund - Standard Class
	2023		0.00%	0.00%	10.95	10.95	567,935	6,220,308	20.30%	20.30%	1.94%
	2022		0.00%	0.00%	9.10	9.10	373,181	3,397,516	-17.95%	-17.95%	2.97%
	2021	3/16/21	0.00%	0.00%	11.10	11.10	86,456	959,249	10.85%	10.85%	7.31%
LVIP T. Rowe Price 2060 Fund - Standard Class
	2023		0.00%	0.00%	10.99	10.99	1,057,685	11,619,371	20.31%	20.31%	2.07%
	2022		0.00%	0.00%	9.13	9.13	639,734	5,841,688	-17.87%	-17.87%	2.78%
	2021	3/24/21	0.00%	0.00%	11.12	11.12	222,740	2,476,399	13.99%	13.99%	4.47%
LVIP T. Rowe Price Growth Stock Fund - Service Class
	2023	5/25/23	0.00%	0.00%	10.25	10.25	2,155	22,095	18.44%	18.44%	0.00%
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	2023		0.00%	0.90%	15.62	63.13	7,120,271	163,776,879	45.01%	46.32%	0.00%
	2022		0.00%	0.90%	10.77	43.21	7,141,209	122,197,577	-41.25%	-40.72%	0.00%
	2021		0.00%	0.90%	18.34	73.00	5,175,517	159,103,988	19.39%	20.47%	0.00%
	2020		0.00%	0.90%	15.36	60.68	4,709,156	127,392,961	35.24%	36.47%	0.00%
	2019		0.00%	0.90%	15.95	44.53	4,404,538	95,486,077	29.89%	30.93%	0.08%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class
	2023		0.00%	0.00%	$10.58	$10.58	1,155	$12,223	20.87%	20.87%	0.00%
	2022	3/28/22	0.00%	0.00%	8.75	8.75	75	659	-13.96%	-13.96%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2023		0.00%	0.90%	15.14	59.01	4,596,211	98,082,567	20.09%	21.17%	0.03%
	2022		0.00%	0.90%	12.61	50.53	3,878,711	75,268,534	-25.20%	-24.52%	0.02%
	2021		0.00%	0.90%	16.86	91.10	3,323,079	89,842,512	12.82%	13.84%	0.01%
	2020		0.00%	0.90%	14.94	80.30	2,969,763	75,613,669	30.51%	31.69%	0.00%
	2019		0.00%	0.90%	15.59	61.19	2,562,607	54,538,787	36.17%	37.26%	0.18%
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
	2023		0.00%	0.90%	12.21	14.67	780,960	10,324,430	13.99%	15.02%	1.62%
	2022		0.00%	0.90%	10.71	12.78	783,391	9,093,663	-20.85%	-20.13%	1.74%
	2021		0.00%	0.90%	13.53	16.02	708,130	10,410,868	14.33%	15.37%	2.84%
	2020		0.00%	0.90%	11.83	13.91	662,714	8,532,048	7.53%	8.50%	1.68%
	2019		0.00%	0.90%	12.39	12.84	1,034,087	12,716,621	16.13%	17.01%	1.74%
LVIP Vanguard Bond Allocation Fund - Standard Class
	2023		0.00%	0.90%	9.58	11.82	13,309,542	136,732,480	5.05%	6.00%	3.52%
	2022		0.00%	0.90%	9.12	11.17	11,487,344	112,172,193	-14.14%	-13.37%	2.04%
	2021		0.00%	0.90%	10.62	12.90	11,345,954	129,195,901	-2.17%	-1.29%	1.52%
	2020		0.00%	0.90%	10.85	13.08	9,406,934	109,543,063	4.73%	5.68%	1.58%
	2019		0.00%	0.90%	10.94	12.39	8,243,625	92,080,106	6.51%	7.37%	2.73%
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
	2023		0.00%	0.90%	16.95	40.19	10,550,504	244,767,171	24.10%	25.22%	1.37%
	2022		0.00%	0.90%	13.65	32.13	9,908,395	195,494,973	-19.47%	-18.74%	1.29%
	2021		0.00%	0.90%	16.96	39.57	9,203,297	232,687,238	24.61%	25.74%	1.28%
	2020		0.00%	0.90%	13.61	31.51	8,805,632	183,268,591	18.75%	19.82%	1.51%
	2019		0.00%	0.90%	14.22	26.32	7,538,816	141,524,890	29.12%	30.16%	1.76%
LVIP Vanguard International Equity ETF Fund - Service Class
	2023	9/22/23	0.00%	0.00%	10.17	10.17	1,553	15,792	8.39%	8.39%	2.43%
LVIP Vanguard International Equity ETF Fund - Standard Class
	2023		0.00%	0.90%	11.66	18.03	11,186,092	153,822,250	14.33%	15.36%	3.23%
	2022		0.00%	0.90%	10.12	15.69	10,348,538	129,353,576	-17.37%	-16.62%	2.65%
	2021		0.00%	0.90%	13.26	18.88	9,458,051	144,645,571	7.19%	8.16%	2.96%
	2020		0.00%	0.90%	12.37	17.52	8,415,777	121,028,016	9.90%	10.89%	2.38%
	2019		0.00%	0.90%	12.16	15.85	7,242,798	95,943,245	21.10%	22.08%	3.30%
LVIP Wellington Capital Growth Fund - Service Class
	2023	3/21/23	0.00%	0.00%	10.67	10.67	603	6,436	25.27%	25.27%	0.00%
LVIP Wellington Capital Growth Fund - Standard Class
	2023		0.00%	0.90%	17.47	69.84	4,118,034	110,086,093	37.43%	38.70%	0.00%
	2022		0.00%	0.90%	12.71	50.43	3,931,955	82,622,181	-33.93%	-33.33%	0.00%
	2021		0.00%	0.90%	19.24	75.75	3,007,960	103,431,227	16.07%	17.12%	0.00%
	2020		0.00%	0.90%	16.57	64.78	2,938,515	92,335,958	41.74%	43.03%	0.00%
	2019		0.00%	0.90%	17.99	45.36	2,176,586	54,234,307	40.11%	41.24%	0.00%
LVIP Wellington SMID Cap Value Fund - Standard Class
	2023		0.00%	0.90%	15.14	42.60	2,668,649	50,974,447	16.19%	17.24%	1.02%
	2022		0.00%	0.90%	12.94	36.39	2,427,500	41,943,594	-10.81%	-10.00%	0.77%
	2021		0.00%	0.90%	14.41	40.50	2,472,113	48,929,531	27.05%	28.20%	0.50%
	2020		0.00%	0.90%	11.53	31.63	2,562,820	40,526,352	0.86%	1.77%	0.99%
	2019		0.00%	0.90%	12.07	31.13	2,008,431	32,713,901	29.42%	30.46%	1.08%
LVIP Western Asset Core Bond Fund - Service Class
	2023	8/18/23	0.00%	0.00%	9.28	9.28	547	5,078	5.85%	5.85%	21.97%
M Capital Appreciation Fund
	2023		0.20%	0.20%	17.17	22.32	85,580	1,717,704	23.31%	23.31%	0.41%
	2022		0.20%	0.35%	13.92	27.15	95,638	1,674,240	-18.43%	-18.30%	0.00%
	2021		0.20%	0.35%	17.04	33.28	97,245	2,080,691	17.33%	17.50%	0.00%
	2020		0.20%	0.90%	14.50	46.39	111,168	2,113,033	16.67%	17.49%	0.00%
	2019		0.20%	0.90%	12.34	39.76	104,862	1,704,448	27.70%	28.59%	0.32%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
M International Equity Fund
	2023		0.20%	0.20%	$12.08	$13.51	178,002	$2,186,371	15.77%	15.77%	3.06%
	2022		0.20%	0.35%	10.44	13.44	186,197	1,986,102	-14.46%	-14.33%	2.68%
	2021		0.20%	0.35%	12.18	15.71	188,517	2,345,756	10.66%	10.83%	2.42%
	2020		0.20%	0.90%	10.99	15.99	198,642	2,241,595	7.92%	8.68%	1.71%
	2019		0.20%	0.90%	10.12	14.82	184,112	1,912,402	19.25%	20.09%	2.84%
M Large Cap Growth Fund
	2023		0.20%	0.20%	25.39	32.20	119,619	3,382,867	31.77%	31.77%	0.00%
	2022		0.20%	0.35%	19.27	33.01	141,625	3,152,771	-25.67%	-25.56%	0.00%
	2021		0.20%	0.35%	25.88	44.42	129,468	3,876,828	21.07%	21.25%	0.00%
	2020		0.20%	0.90%	21.35	53.58	140,402	3,563,027	27.74%	28.64%	0.00%
	2019		0.20%	0.90%	16.59	41.95	164,147	3,260,057	34.87%	35.82%	0.00%
M Large Cap Value Fund
	2023		0.20%	0.20%	15.78	18.55	158,332	2,726,747	7.39%	7.39%	2.30%
	2022		0.20%	0.35%	14.69	25.40	150,706	2,462,590	-1.79%	-1.65%	1.92%
	2021		0.20%	0.35%	14.94	25.86	175,859	2,918,295	29.55%	29.75%	1.50%
	2020		0.20%	0.90%	11.51	23.83	206,860	2,694,548	-4.03%	-3.36%	2.12%
	2019		0.20%	0.90%	11.91	24.83	173,431	2,345,035	20.43%	21.27%	1.77%
MFS® VIT Growth Series - Initial Class
	2023		0.00%	0.90%	17.03	75.05	3,788,477	98,476,289	34.64%	35.86%	0.00%
	2022		0.00%	0.90%	12.65	55.74	3,898,751	80,241,603	-32.25%	-31.63%	0.00%
	2021		0.00%	0.90%	18.66	91.55	3,290,337	106,215,717	22.43%	23.53%	0.00%
	2020		0.00%	0.90%	15.25	74.37	3,232,922	88,810,506	30.68%	31.86%	0.00%
	2019		0.00%	0.90%	12.80	56.60	2,692,600	66,911,849	36.91%	38.01%	0.00%
MFS® VIT Growth Series - Service Class
	2023	5/25/23	0.00%	0.00%	10.83	10.83	19	201	16.57%	16.57%	0.00%
MFS® VIT New Discovery Series - Initial Class
	2023		0.00%	0.00%	7.41	7.41	161,437	1,195,679	14.41%	14.41%	0.00%
	2022		0.00%	0.00%	6.47	6.47	80,862	523,460	-29.76%	-29.76%	0.00%
	2021	3/12/21	0.00%	0.00%	9.22	9.22	19,155	176,531	-2.61%	-2.61%	0.00%
MFS® VIT Total Return Series - Initial Class
	2023		0.00%	0.90%	13.28	30.86	5,960,227	91,553,255	9.45%	10.44%	2.10%
	2022		0.00%	0.90%	12.13	28.19	5,595,674	79,929,784	-10.39%	-9.58%	1.71%
	2021		0.00%	0.90%	13.54	37.69	5,346,075	88,442,493	13.09%	14.12%	1.84%
	2020		0.00%	0.90%	11.97	33.33	4,901,014	75,549,780	8.83%	9.81%	2.34%
	2019		0.00%	0.90%	11.47	30.62	4,127,664	63,088,060	19.31%	20.26%	2.36%
MFS® VIT Utilities Series - Initial Class
	2023		0.00%	0.90%	12.73	46.71	3,325,304	56,212,362	-2.99%	-2.11%	3.59%
	2022		0.00%	0.90%	13.12	68.95	2,880,202	52,356,943	-0.15%	0.76%	2.39%
	2021		0.00%	0.90%	13.14	69.05	3,097,974	58,018,295	13.07%	14.09%	1.77%
	2020		0.00%	0.90%	11.62	61.07	2,755,726	48,544,141	4.95%	5.90%	2.54%
	2019		0.00%	0.90%	12.52	58.19	2,439,387	44,941,603	23.95%	24.94%	4.02%
MFS® VIT Utilities Series - Service Class
	2023	7/20/23	0.00%	0.00%	10.16	10.16	123	1,251	-2.90%	-2.90%	0.87%
MFS® VIT II Core Equity Portfolio - Initial Class
	2023		0.00%	0.35%	12.20	41.05	165,901	2,581,817	22.71%	23.14%	0.56%
	2022		0.00%	0.90%	9.91	43.92	117,494	1,752,500	-18.01%	-17.27%	0.32%
	2021		0.00%	0.90%	18.23	53.57	58,421	1,667,003	24.19%	25.07%	0.42%
	2020		0.20%	0.90%	14.58	57.79	42,332	1,326,552	17.64%	18.47%	0.74%
	2019		0.20%	0.90%	19.17	48.86	47,569	1,214,416	32.00%	32.92%	0.81%
Morgan Stanley VIF Global Infrastructure Portfolio - Class II
	2023	7/13/23	0.00%	0.00%	10.02	10.02	12	118	-0.49%	-0.49%	0.00%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.99%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	2023		0.20%	0.90%	$15.36	$53.38	996,695	$18,291,203	17.09%	17.91%	0.00%
	2022		0.20%	0.90%	13.03	45.59	966,262	16,657,523	-29.37%	-28.88%	0.00%
	2021		0.20%	0.90%	18.32	71.47	889,486	24,052,186	11.98%	12.77%	0.00%
	2020		0.20%	0.90%	16.24	63.48	829,388	22,807,201	38.73%	39.70%	0.00%
	2019		0.20%	0.90%	11.63	45.51	776,241	18,591,151	31.56%	32.48%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2023		0.20%	0.90%	12.64	32.52	340,064	5,660,058	10.01%	10.78%	1.04%
	2022		0.20%	0.90%	11.41	37.41	332,034	5,338,593	-10.56%	-9.93%	0.59%
	2021		0.20%	0.90%	12.67	41.83	348,924	6,625,962	31.61%	32.53%	0.60%
	2020		0.20%	0.90%	9.56	40.53	376,639	5,812,015	-3.49%	-2.82%	1.26%
	2019		0.20%	0.90%	12.43	41.76	330,457	5,592,293	15.70%	16.51%	0.71%
Neuberger Berman AMT Sustainable Equity Portfolio - I Class
	2023		0.20%	0.20%	14.92	18.77	76,676	1,397,919	26.64%	26.65%	0.34%
	2022		0.20%	0.20%	11.78	14.82	82,904	1,193,936	-18.61%	-18.61%	0.43%
	2021		0.20%	0.20%	18.21	18.21	94,543	1,673,782	23.23%	23.23%	0.38%
	2020		0.20%	0.35%	14.78	53.27	79,980	1,397,962	19.14%	19.32%	0.58%
	2019	4/30/19	0.20%	0.90%	12.38	44.71	57,682	1,469,507	8.74%	11.54%	0.42%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class
	2023		0.00%	0.90%	7.30	14.31	3,222,859	32,819,014	-8.68%	-7.85%	16.01%
	2022		0.00%	0.90%	7.97	15.53	3,214,100	33,019,782	7.64%	8.61%	21.28%
	2021		0.00%	0.90%	7.38	14.30	3,971,254	35,846,313	32.15%	33.34%	4.22%
	2020		0.00%	0.90%	5.57	10.72	4,584,629	30,548,725	0.44%	1.35%	6.38%
	2019		0.00%	0.90%	5.53	9.55	4,231,993	27,467,334	10.43%	11.32%	4.52%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
	2023	7/13/23	0.00%	0.00%	8.68	8.68	13	109	-2.69%	-2.69%	0.81%
PIMCO VIT Dynamic Bond Portfolio - Advisor Class
	2023	8/18/23	0.00%	0.00%	10.12	10.12	65	658	4.28%	4.28%	1.52%
Putnam VT George Putnam Balanced Fund - Class IA
	2023		0.00%	0.00%	11.27	11.27	186,371	2,099,915	20.26%	20.26%	1.13%
	2022		0.00%	0.00%	9.37	9.37	89,096	834,730	-15.82%	-15.82%	0.79%
	2021	5/3/21	0.00%	0.00%	11.13	11.13	24,078	267,960	7.82%	7.82%	0.00%
Putnam VT Global Health Care Fund - Class IB
	2023		0.20%	0.35%	17.98	40.33	118,792	2,247,531	8.75%	8.92%	0.30%
	2022		0.20%	0.90%	16.51	47.66	104,655	2,113,626	-5.53%	-4.86%	0.41%
	2021		0.20%	0.90%	17.35	50.45	83,968	2,401,209	18.33%	19.16%	1.08%
	2020		0.20%	0.90%	14.56	45.90	72,863	2,071,777	15.24%	16.05%	0.50%
	2019		0.20%	0.90%	28.31	39.61	64,815	1,983,152	29.12%	29.84%	0.00%
Putnam VT Large Cap Value Fund - Class IB
	2023		0.20%	0.35%	17.53	35.73	144,928	2,553,122	15.26%	15.43%	1.94%
	2022		0.20%	0.35%	15.19	36.03	142,767	2,525,308	-3.47%	-3.32%	1.45%
	2021		0.20%	0.90%	15.71	37.32	89,687	2,276,051	26.16%	27.05%	1.13%
	2020		0.20%	0.90%	12.37	41.22	82,278	1,801,279	4.85%	5.59%	1.67%
	2019		0.20%	0.90%	24.01	39.10	71,241	1,795,019	29.24%	29.95%	1.99%
Templeton Foreign VIP Fund - Class 1
	2023		0.55%	0.55%	19.61	19.61	56,133	1,100,969	20.43%	20.43%	3.38%
	2022		0.55%	0.55%	16.29	16.29	60,564	986,374	-7.89%	-7.89%	3.42%
	2021		0.55%	0.55%	17.68	17.68	67,182	1,187,938	3.86%	3.86%	2.00%
	2020		0.55%	0.55%	17.02	17.02	65,934	1,122,511	-1.46%	-1.46%	3.58%
	2019		0.55%	0.55%	17.28	17.28	63,764	1,101,635	12.22%	12.22%	1.96%
Templeton Foreign VIP Fund - Class 2
	2023		0.20%	0.20%	10.77	10.77	205,671	2,215,596	20.52%	20.52%	3.20%
	2022		0.20%	0.20%	8.94	8.94	230,403	2,059,506	-7.79%	-7.79%	3.09%
	2021		0.20%	0.35%	9.69	20.55	256,795	2,498,510	3.79%	3.95%	1.82%
	2020		0.20%	0.35%	9.33	19.80	232,979	2,483,527	-1.50%	-1.36%	3.34%
	2019		0.20%	0.90%	9.45	20.10	173,912	2,510,605	11.52%	12.30%	1.74%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Templeton Global Bond VIP Fund - Class 1
	2023		0.00%	0.90%	$8.51	$17.29	7,708,644	$67,704,391	2.27%	3.19%	0.00%
	2022		0.00%	0.90%	8.32	16.90	7,385,492	63,303,922	-5.70%	-4.85%	0.00%
	2021		0.00%	0.90%	8.82	17.92	8,038,741	72,976,982	-5.48%	-4.62%	0.00%
	2020		0.00%	0.90%	9.33	18.96	6,694,249	64,399,787	-5.92%	-5.17%	7.90%
	2019		0.10%	0.90%	10.06	20.16	5,834,264	59,997,352	1.34%	2.15%	7.04%
Templeton Global Bond VIP Fund - Class 4
	2023	11/7/23	0.00%	0.00%	9.74	9.74	154	1,500	8.42%	8.42%	0.00%
Templeton Growth VIP Fund - Class 1
	2023		0.20%	0.90%	11.62	26.60	507,551	7,120,142	20.15%	20.99%	3.48%
	2022		0.20%	0.90%	9.60	22.06	501,686	6,315,622	-12.12%	-11.50%	0.52%
	2021		0.20%	0.90%	10.85	25.02	485,431	7,618,311	4.32%	5.05%	1.29%
	2020		0.20%	0.90%	11.83	23.90	456,432	7,345,163	5.04%	5.77%	3.20%
	2019		0.20%	0.90%	11.19	22.67	464,320	7,125,421	14.40%	15.20%	2.98%
Templeton Growth VIP Fund - Class 2
	2023		0.20%	0.20%	11.46	11.46	114,033	1,307,168	20.77%	20.77%	3.31%
	2022		0.20%	0.20%	9.49	9.49	117,197	1,112,421	-11.68%	-11.68%	0.16%
	2021		0.20%	0.35%	10.75	27.60	120,037	1,305,850	4.50%	4.66%	1.09%
	2020		0.20%	0.35%	10.27	26.41	94,148	1,214,701	5.43%	5.59%	2.94%
	2019		0.20%	0.90%	9.73	25.05	57,869	1,155,937	14.12%	14.93%	2.77%
TOPS® Balanced ETF Portfolio - Class 2 Shares
	2023		0.00%	0.90%	12.25	12.77	462,384	5,779,166	10.39%	11.39%	1.52%
	2022		0.00%	0.90%	11.10	11.47	495,754	5,594,854	-11.95%	-11.15%	1.79%
	2021		0.00%	0.90%	12.60	12.91	252,728	3,186,699	8.64%	9.62%	0.86%
	2020		0.00%	0.90%	11.60	11.74	282,688	3,281,962	7.43%	8.22%	1.83%
	2019	8/5/19	0.15%	0.90%	10.80	10.85	37,950	409,829	2.20%	7.36%	0.79%
TOPS® Balanced ETF Portfolio - Service Class Shares
	2023		0.00%	0.00%	10.48	10.48	128,359	1,345,038	11.32%	11.32%	2.25%
	2022		0.00%	0.00%	9.41	9.41	67,253	633,057	-11.22%	-11.22%	2.59%
	2021	8/5/21	0.00%	0.00%	10.60	10.60	8,139	86,301	1.66%	1.66%	0.91%
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares
	2023		0.00%	0.90%	13.01	13.56	938,111	12,430,024	12.46%	13.47%	1.82%
	2022		0.00%	0.90%	11.57	11.95	705,149	8,259,440	-13.68%	-12.90%	1.56%
	2021		0.00%	0.90%	13.40	13.72	379,099	5,109,155	11.81%	12.82%	1.14%
	2020		0.00%	0.90%	11.99	12.13	211,078	2,533,662	9.60%	10.43%	2.10%
	2019	6/18/19	0.15%	0.90%	10.94	10.99	45,083	494,168	3.96%	9.17%	0.50%
TOPS® Moderate Growth ETF Portfolio - Service Class Shares
	2023		0.00%	0.00%	10.63	10.63	150,443	1,599,281	13.36%	13.36%	2.32%
	2022		0.00%	0.00%	9.38	9.38	55,927	524,456	-12.86%	-12.86%	3.03%
	2021	5/20/21	0.00%	0.00%	10.76	10.76	5,410	58,216	4.61%	4.61%	0.96%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received; thereby, a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2023:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Discovery Value Portfolio - Class A	$11,672,957	$3,523,124
AB VPS International Value Portfolio - Class A	387,668	1,286,176
AB VPS Large Cap Growth Portfolio - Class A	831,364	789,814
AB VPS Relative Value Portfolio - Class A	2,267,153	1,961,134
AB VPS Sustainable Global Thematic Portfolio - Class A	3,183,159	1,553,726
American Century VP Balanced Fund - Class I	5,467,250	2,709,015
American Century VP Inflation Protection Fund - Class I	1,476,296	1,111,018
American Funds Capital Income Builder® - Class 4	2,094	17
American Funds Global Growth Fund - Class 2	28,225,918	14,120,593
American Funds Global Growth Fund - Class 4	1,236	—
American Funds Global Small Capitalization Fund - Class 2	10,118,229	4,807,218
American Funds Global Small Capitalization Fund - Class 4	47	—
American Funds Growth Fund - Class 2	51,108,207	42,385,757
American Funds Growth Fund - Class 4	59,843	14,186
American Funds Growth-Income Fund - Class 2	47,387,355	24,714,057
American Funds Growth-Income Fund - Class 4	4,470	—
American Funds International Fund - Class 2	15,137,642	12,276,636
American Funds International Fund - Class 4	5,728	219
American Funds New World Fund® - Class 4	26,960	11,291
American Funds Washington Mutual Investors Fund - Class 4	34,053	12,544
ClearBridge Variable Aggressive Growth Portfolio - Class II	549	28
ClearBridge Variable Large Cap Growth Portfolio - Class II	14,943	9,742
ClearBridge Variable Mid Cap Portfolio - Class I	5,915,526	1,195,755
Delaware Ivy VIP High Income Portfolio - Class II	379	—
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	2,688	1,522
Delaware Ivy VIP Science and Technology Portfolio - Class II	83	1
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	2,993	1,560
Delaware VIP® Emerging Markets Series - Service Class	12,596	5,069
Delaware VIP® Emerging Markets Series - Standard Class	12,064,528	7,347,163
Delaware VIP® Small Cap Value Series - Service Class	348	—
Delaware VIP® Small Cap Value Series - Standard Class	17,701,475	5,263,128
DWS Alternative Asset Allocation VIP Portfolio - Class A	3,522,114	1,187,653
DWS Equity 500 Index VIP Portfolio - Class A	4,334,351	6,131,156
DWS Small Cap Index VIP Portfolio - Class A	657,403	896,105
Fidelity® VIP Asset Manager Portfolio - Initial Class	27,052	87,073
Fidelity® VIP Balanced Portfolio - Service Class 2	4,196	35
Fidelity® VIP Contrafund® Portfolio - Initial Class	2,563,315	204,540

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Fidelity® VIP Contrafund® Portfolio - Service Class	$19,797,812	$28,803,085
Fidelity® VIP Contrafund® Portfolio - Service Class 2	4,417	36
Fidelity® VIP Equity-Income Portfolio - Initial Class	146,093	136,199
Fidelity® VIP Equity-Income Portfolio - Service Class	997,115	677,692
Fidelity® VIP Growth Opportunities Portfolio - Service Class	525,276	459,354
Fidelity® VIP Growth Portfolio - Service Class	20,448,572	8,002,490
Fidelity® VIP Growth Portfolio - Service Class 2	39,853	13,751
Fidelity® VIP High Income Portfolio - Service Class	158,216	89,070
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	64,114	48,075
Fidelity® VIP Mid Cap Portfolio - Service Class	19,455,585	4,372,666
Fidelity® VIP Mid Cap Portfolio - Service Class 2	4,389	32
Fidelity® VIP Overseas Portfolio - Service Class	621,795	1,272,761
Fidelity® VIP Strategic Income Portfolio - Service Class 2	1,259	439
First Trust Capital Strength Portfolio - Class I	1,447	—
Franklin Income VIP Fund - Class 1	70,132,132	7,190,985
Franklin Mutual Shares VIP Fund - Class 1	13,186,104	3,523,420
Franklin Rising Dividends VIP Fund - Class 4	3,966	2,038
Franklin Small-Mid Cap Growth VIP Fund - Class 1	1,304,766	1,084,801
Franklin Small-Mid Cap Growth VIP Fund - Class 4	13,096	1,205
Goldman Sachs VIT Government Money Market Fund - Service Shares	6,929	32
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	2,070	17
Invesco V.I. American Franchise Fund - Series I Shares	841,975	1,683,452
Invesco V.I. Core Equity Fund - Series I Shares	654,554	1,390,788
Invesco V.I. Core Plus Bond Fund - Series I Shares	58,787	24,278
Invesco V.I. EQV International Equity Fund - Series I Shares	2,312,938	2,778,308
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	13,910	4,121
Janus Henderson Balanced Portfolio - Institutional Shares	849,749	930,625
Janus Henderson Balanced Portfolio - Service Shares	438,080	2,800,959
Janus Henderson Enterprise Portfolio - Service Shares	761,932	671,895
Janus Henderson Global Research Portfolio - Institutional Shares	456,968	1,006,032
Janus Henderson Global Research Portfolio - Service Shares	93,948	202,732
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	157,428	287,280
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	1,019,914	38,113,470
LVIP American Balanced Allocation Fund - Standard Class	1,719,346	2,354
LVIP American Growth Allocation Fund - Service Class	140	—
LVIP American Growth Allocation Fund - Standard Class	27,968,788	160,668
LVIP American Income Allocation Fund - Standard Class	2,779,014	108,806
LVIP Baron Growth Opportunities Fund - Service Class	8,715,933	2,986,741
LVIP Baron Growth Opportunities Fund - Standard Class	1,095,158	186,968
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	7,624,856	4,316,449
LVIP BlackRock Global Allocation Fund - Service Class	886	—
LVIP BlackRock Global Allocation Fund - Standard Class	19,302,883	10,202,286
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	2,965,127	1,675,331
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	9,194,237	5,671,853
LVIP BlackRock Real Estate Fund - Service Class	4,003	7
LVIP BlackRock Real Estate Fund - Standard Class	4,946,706	2,162,462
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	2,105,752	2,096,491
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,030,190	1,230,762
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	492,444	604,932
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	111,757	155,611
LVIP Delaware Bond Fund - Service Class	10,479	5,118
LVIP Delaware Bond Fund - Standard Class	51,380,089	2,937,452
LVIP Delaware Diversified Floating Rate Fund - Standard Class	6,145,542	2,765,076
LVIP Delaware Diversified Income Fund - Service Class	33,451	6,452
LVIP Delaware Diversified Income Fund - Standard Class	15,068,343	3,778,039
LVIP Delaware High Yield Fund - Standard Class	2,667,874	1,586,789
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	2,518	228
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	19,467,621	4,651,363
LVIP Delaware Mid Cap Value Fund - Service Class	11,135	2,911
LVIP Delaware Mid Cap Value Fund - Standard Class	8,878,018	1,869,677
LVIP Delaware SMID Cap Core Fund - Service Class	672	441

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Delaware SMID Cap Core Fund - Standard Class	$11,397,587	$3,397,768
LVIP Delaware Social Awareness Fund - Standard Class	2,183,071	1,155,471
LVIP Delaware U.S. Growth Fund - Standard Class	2,630,725	7,109,973
LVIP Delaware U.S. REIT Fund - Service Class	2,120	300
LVIP Delaware U.S. REIT Fund - Standard Class	8,537,220	3,285,851
LVIP Delaware Value Fund - Service Class	5,117	—
LVIP Delaware Value Fund - Standard Class	15,947,053	3,483,159
LVIP Delaware Wealth Builder Fund - Standard Class	264,370	451,699
LVIP Dimensional International Core Equity Fund - Standard Class	4,666,338	3,538,384
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	900,201	1,019,273
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	7,795,427	4,736,379
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	4,308,753	5,271,914
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	2,682,740	981,967
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	732,959	462,844
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	1,843	10
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	5,518,308	4,444,719
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	3,633,597	5,207,290
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	11,877	6,544
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	15,152,134	3,974,607
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	299	—
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	14,008,686	5,243,744
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	3,880,853	2,751,080
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	6,870,078	10,593,125
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	4,222,959	7,188,427
LVIP Government Money Market Fund - Standard Class	106,249,581	113,800,958
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	411,172	191,274
LVIP JPMorgan Core Bond Fund - Service Class	2,082	89
LVIP JPMorgan High Yield Fund - Service Class	6,259	2,915
LVIP JPMorgan High Yield Fund - Standard Class	12,771,836	4,543,230
LVIP JPMorgan Retirement Income Fund - Standard Class	78,010	26,803
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2,860,294	881,280
LVIP Loomis Sayles Global Growth Fund - Standard Class	399,470	77,069
LVIP MFS International Growth Fund - Service Class	16,695	2,668
LVIP MFS International Growth Fund - Standard Class	20,503,662	5,015,401
LVIP MFS Value Fund - Service Class	12,841	782
LVIP MFS Value Fund - Standard Class	53,677,990	3,452,446
LVIP Mondrian Global Income Fund - Standard Class	3,978,365	435,512
LVIP Mondrian International Value Fund - Service Class	12,118	995
LVIP Mondrian International Value Fund - Standard Class	5,423,420	6,098,271
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	310,709	65,936
LVIP PIMCO Low Duration Bond Fund - Standard Class	2,425,189	70,279
LVIP SSGA Bond Index Fund - Service Class	90,113	3,485
LVIP SSGA Bond Index Fund - Standard Class	18,225,086	6,598,294
LVIP SSGA Conservative Index Allocation Fund - Standard Class	3,233,144	1,978,586
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	17,422	548
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	326,200	24,707
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,059,246	1,534,180
LVIP SSGA International Index Fund - Service Class	80,966	7,684
LVIP SSGA International Index Fund - Standard Class	13,450,771	7,358,872
LVIP SSGA International Managed Volatility Fund - Standard Class	773,376	1,207,085
LVIP SSGA Mid-Cap Index Fund - Service Class	43,895	4,705
LVIP SSGA Mid-Cap Index Fund - Standard Class	1,811,819	25,335
LVIP SSGA Moderate Index Allocation Fund - Standard Class	16,546,618	7,469,469
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	53,263	26,894
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	20,671,748	7,764,907
LVIP SSGA Nasdaq-100 Index Fund - Service Class	8,510	13
LVIP SSGA S&P 500 Index Fund - Service Class	245,608	16,081
LVIP SSGA S&P 500 Index Fund - Standard Class	143,970,614	43,629,071
LVIP SSGA Short-Term Bond Index Fund - Standard Class	1,050,165	37,156
LVIP SSGA Small-Cap Index Fund - Service Class	28,999	1,798
LVIP SSGA Small-Cap Index Fund - Standard Class	23,959,290	5,445,887

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Structured Conservative Allocation Fund - Standard Class	$1,728,731	$910,675
LVIP Structured Moderate Allocation Fund - Standard Class	7,716,203	6,465,566
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	4,831	18,769
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	7,824,085	3,802,689
LVIP T. Rowe Price 2020 Fund - Standard Class	414,688	183,485
LVIP T. Rowe Price 2030 Fund - Standard Class	1,421,137	412,373
LVIP T. Rowe Price 2040 Fund - Standard Class	2,598,398	657,254
LVIP T. Rowe Price 2050 Fund - Standard Class	2,403,779	194,345
LVIP T. Rowe Price 2060 Fund - Standard Class	4,639,542	110,378
LVIP T. Rowe Price Growth Stock Fund - Service Class	20,744	532
LVIP T. Rowe Price Growth Stock Fund - Standard Class	6,345,504	19,765,385
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	14,522	3,893
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	9,077,646	2,870,413
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	912,373	884,276
LVIP Vanguard Bond Allocation Fund - Service Class	6,594	6,817
LVIP Vanguard Bond Allocation Fund - Standard Class	23,671,679	2,203,999
LVIP Vanguard Domestic Equity ETF Fund - Service Class	13,189	14,423
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	16,984,817	13,037,151
LVIP Vanguard International Equity ETF Fund - Service Class	31,513	16,842
LVIP Vanguard International Equity ETF Fund - Standard Class	16,955,780	8,070,992
LVIP Wellington Capital Growth Fund - Service Class	6,999	1,301
LVIP Wellington Capital Growth Fund - Standard Class	6,320,169	9,126,435
LVIP Wellington SMID Cap Value Fund - Standard Class	10,405,817	2,867,249
LVIP Western Asset Core Bond Fund - Service Class	5,439	47
M Capital Appreciation Fund	211,496	437,995
M International Equity Fund	134,283	178,964
M Large Cap Growth Fund	185,977	708,617
M Large Cap Value Fund	295,506	129,934
MFS® VIT Growth Series - Initial Class	8,897,725	11,391,628
MFS® VIT Growth Series - Service Class	192	2
MFS® VIT New Discovery Series - Initial Class	604,250	49,507
MFS® VIT Total Return Series - Initial Class	12,365,265	3,873,620
MFS® VIT Utilities Series - Initial Class	13,460,586	3,748,858
MFS® VIT Utilities Series - Service Class	1,205	16
MFS® VIT II Core Equity Portfolio - Initial Class	675,858	180,916
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	332	218
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	388,836	1,635,591
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	541,866	457,916
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	66,593	142,046
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	12,003,594	4,322,690
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	333	224
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	656	16
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	2,507	2,507
Putnam VT George Putnam Balanced Fund - Class IA	1,043,350	34,053
Putnam VT Global Health Care Fund - Class IB	227,599	111,726
Putnam VT Large Cap Value Fund - Class IB	356,599	516,947
Templeton Foreign VIP Fund - Class 1	69,715	120,861
Templeton Foreign VIP Fund - Class 2	134,735	315,694
Templeton Global Bond VIP Fund - Class 1	5,687,239	3,481,103
Templeton Global Bond VIP Fund - Class 4	1,392	9
Templeton Growth VIP Fund - Class 1	291,503	542,974
Templeton Growth VIP Fund - Class 2	86,737	81,694
TOPS® Balanced ETF Portfolio - Class 2 Shares	1,884,703	2,144,296
TOPS® Balanced ETF Portfolio - Service Class Shares	669,997	32,075
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	3,648,435	479,092
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	1,004,061	23,754

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

5. Investments

The following is a summary of investments owned at December 31, 2023:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Discovery Value Portfolio - Class A	4,177,169	$17.71	$73,977,657	$73,746,708
AB VPS International Value Portfolio - Class A	645,069	14.79	9,540,573	8,967,702
AB VPS Large Cap Growth Portfolio - Class A	59,779	74.50	4,453,561	4,053,261
AB VPS Relative Value Portfolio - Class A	615,382	29.50	18,153,773	18,067,744
AB VPS Sustainable Global Thematic Portfolio - Class A	639,837	33.17	21,223,404	21,659,619
American Century VP Balanced Fund - Class I	8,618,017	7.65	65,927,831	66,808,920
American Century VP Inflation Protection Fund - Class I	1,269,148	9.39	11,917,303	13,116,627
American Funds Capital Income Builder® - Class 4	189	11.60	2,191	2,077
American Funds Global Growth Fund - Class 2	6,932,900	33.44	231,836,172	217,611,761
American Funds Global Growth Fund - Class 4	43	33.08	1,406	1,316
American Funds Global Small Capitalization Fund - Class 2	7,764,599	17.50	135,880,484	160,050,725
American Funds Global Small Capitalization Fund - Class 4	3	17.46	51	47
American Funds Growth Fund - Class 2	7,419,835	98.20	728,627,819	638,820,326
American Funds Growth Fund - Class 4	551	95.70	52,759	47,578
American Funds Growth-Income Fund - Class 2	10,838,372	58.30	631,877,088	543,779,803
American Funds Growth-Income Fund - Class 4	78	57.34	4,458	4,470
American Funds International Fund - Class 2	15,047,406	17.41	261,975,335	280,512,685
American Funds International Fund - Class 4	401	17.13	6,866	6,399
American Funds New World Fund® - Class 4	767	24.95	19,129	18,198
American Funds Washington Mutual Investors Fund - Class 4	1,776	14.06	24,971	23,041
ClearBridge Variable Aggressive Growth Portfolio - Class II	33	16.56	548	521
ClearBridge Variable Large Cap Growth Portfolio - Class II	143	38.07	5,458	5,101
ClearBridge Variable Mid Cap Portfolio - Class I	2,004,232	22.82	45,736,580	43,990,196
Delaware Ivy VIP High Income Portfolio - Class II	135	2.95	398	379
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	94	10.00	938	924
Delaware Ivy VIP Science and Technology Portfolio - Class II	4	22.97	84	82
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	261	5.75	1,501	1,501
Delaware VIP® Emerging Markets Series - Service Class	344	21.98	7,570	7,586
Delaware VIP® Emerging Markets Series - Standard Class	6,138,241	22.05	135,348,225	137,538,792
Delaware VIP® Small Cap Value Series - Service Class	10	38.14	377	348
Delaware VIP® Small Cap Value Series - Standard Class	2,923,554	38.39	112,235,241	103,053,377
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,729,544	12.74	22,034,393	22,577,109
DWS Equity 500 Index VIP Portfolio - Class A	1,920,320	26.97	51,791,028	43,831,359
DWS Small Cap Index VIP Portfolio - Class A	782,676	13.63	10,667,879	11,222,063
Fidelity® VIP Asset Manager Portfolio - Initial Class	21,111	15.64	330,175	322,611
Fidelity® VIP Balanced Portfolio - Service Class 2	205	21.54	4,407	4,161
Fidelity® VIP Contrafund® Portfolio - Initial Class	170,815	48.63	8,306,755	7,746,408
Fidelity® VIP Contrafund® Portfolio - Service Class	6,925,453	48.30	334,499,401	275,207,515
Fidelity® VIP Contrafund® Portfolio - Service Class 2	100	46.83	4,686	4,442
Fidelity® VIP Equity-Income Portfolio - Initial Class	77,185	24.85	1,918,056	1,691,783
Fidelity® VIP Equity-Income Portfolio - Service Class	243,557	24.65	6,003,682	5,865,657
Fidelity® VIP Growth Opportunities Portfolio - Service Class	101,873	59.47	6,058,386	5,965,595
Fidelity® VIP Growth Portfolio - Service Class	1,548,386	92.36	143,008,927	126,362,481
Fidelity® VIP Growth Portfolio - Service Class 2	308	89.92	27,681	26,347
Fidelity® VIP High Income Portfolio - Service Class	322,750	4.56	1,471,741	1,652,818
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	68,372	11.17	763,720	874,796
Fidelity® VIP Mid Cap Portfolio - Service Class	4,705,442	35.91	168,972,422	159,293,389
Fidelity® VIP Mid Cap Portfolio - Service Class 2	135	34.69	4,681	4,416
Fidelity® VIP Overseas Portfolio - Service Class	307,527	25.68	7,897,291	6,828,285
Fidelity® VIP Strategic Income Portfolio - Service Class 2	80	10.35	828	820
First Trust Capital Strength Portfolio - Class I	125	13.55	1,694	1,574
Franklin Income VIP Fund - Class 1	12,212,695	14.91	182,091,288	189,143,567
Franklin Mutual Shares VIP Fund - Class 1	5,134,793	15.74	80,821,643	87,010,237
Franklin Rising Dividends VIP Fund - Class 4	75	26.96	2,012	1,902
Franklin Small-Mid Cap Growth VIP Fund - Class 1	1,157,335	17.06	19,744,131	21,679,352
Franklin Small-Mid Cap Growth VIP Fund - Class 4	904	14.33	12,953	11,864
Goldman Sachs VIT Government Money Market Fund - Service Shares	6,897	1.00	6,897	6,897
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	1,062	2.14	2,272	2,053

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Invesco V.I. American Franchise Fund - Series I Shares	229,782	$58.96	$13,547,939	$14,353,905
Invesco V.I. Core Equity Fund - Series I Shares	504,664	29.29	14,781,603	15,426,895
Invesco V.I. Core Plus Bond Fund - Series I Shares	157,934	5.74	906,542	985,202
Invesco V.I. EQV International Equity Fund - Series I Shares	1,152,783	34.09	39,298,361	40,694,517
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	445	26.30	11,705	10,433
Janus Henderson Balanced Portfolio - Institutional Shares	227,160	45.28	10,285,789	9,290,819
Janus Henderson Balanced Portfolio - Service Shares	179,536	48.05	8,626,696	7,820,842
Janus Henderson Enterprise Portfolio - Service Shares	65,715	68.37	4,492,927	4,641,341
Janus Henderson Global Research Portfolio - Institutional Shares	163,192	61.10	9,971,022	9,066,569
Janus Henderson Global Research Portfolio - Service Shares	36,577	59.02	2,158,755	2,021,960
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	268,147	16.06	4,306,441	4,296,655
LVIP American Balanced Allocation Fund - Standard Class	163,037	10.56	1,721,021	1,716,852
LVIP American Growth Allocation Fund - Service Class	13	10.44	140	140
LVIP American Growth Allocation Fund - Standard Class	4,108,298	10.47	43,001,551	50,721,206
LVIP American Income Allocation Fund - Standard Class	455,870	10.45	4,761,562	5,107,476
LVIP Baron Growth Opportunities Fund - Service Class	1,096,693	71.99	78,954,224	68,027,168
LVIP Baron Growth Opportunities Fund - Standard Class	52,733	75.62	3,987,631	3,701,981
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2,331,084	20.30	47,328,003	45,403,869
LVIP BlackRock Global Allocation Fund - Service Class	81	11.49	928	886
LVIP BlackRock Global Allocation Fund - Standard Class	29,746,713	11.49	341,759,982	332,803,636
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	3,148,779	11.75	36,995,007	36,993,117
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	7,031,854	9.14	64,271,149	69,828,595
LVIP BlackRock Real Estate Fund - Service Class	555	7.40	4,106	3,997
LVIP BlackRock Real Estate Fund - Standard Class	5,705,072	7.51	42,850,798	47,104,161
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	1,348,424	12.56	16,932,158	16,556,629
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	262,079	45.26	11,860,894	10,264,669
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	593,351	19.44	11,536,522	9,938,593
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	92,944	15.29	1,421,014	1,232,563
LVIP Delaware Bond Fund - Service Class	468	11.72	5,488	5,225
LVIP Delaware Bond Fund - Standard Class	24,309,900	11.73	285,106,502	317,512,235
LVIP Delaware Diversified Floating Rate Fund - Standard Class	4,015,284	9.69	38,924,164	40,011,281
LVIP Delaware Diversified Income Fund - Service Class	4,371	8.87	38,779	39,156
LVIP Delaware Diversified Income Fund - Standard Class	11,578,982	8.92	103,249,779	116,341,624
LVIP Delaware High Yield Fund - Standard Class	4,449,746	4.23	18,813,525	20,854,669
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	430	9.24	3,971	4,005
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	10,904,258	9.29	101,344,177	105,281,760
LVIP Delaware Mid Cap Value Fund - Service Class	236	39.62	9,366	8,640
LVIP Delaware Mid Cap Value Fund - Standard Class	917,174	39.97	36,657,603	35,152,942
LVIP Delaware SMID Cap Core Fund - Service Class	11	23.15	245	233
LVIP Delaware SMID Cap Core Fund - Standard Class	3,909,148	25.56	99,921,726	92,997,226
LVIP Delaware Social Awareness Fund - Standard Class	342,386	45.83	15,690,508	14,430,172
LVIP Delaware U.S. Growth Fund - Standard Class	5,080,391	10.56	53,669,250	49,240,176
LVIP Delaware U.S. REIT Fund - Service Class	253	13.20	3,342	3,307
LVIP Delaware U.S. REIT Fund - Standard Class	5,821,211	13.17	76,642,059	75,532,430
LVIP Delaware Value Fund - Service Class	205	25.22	5,174	5,176
LVIP Delaware Value Fund - Standard Class	4,068,103	25.24	102,666,714	109,471,081
LVIP Delaware Wealth Builder Fund - Standard Class	221,212	11.26	2,491,072	2,748,203
LVIP Dimensional International Core Equity Fund - Standard Class	3,728,481	12.01	44,793,970	39,972,478
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	1,322,352	10.11	13,368,981	12,506,704
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	1,245,226	42.35	52,736,578	43,373,029
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	2,832,295	19.29	54,646,306	39,255,187
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	794,248	20.68	16,425,839	13,346,209
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	229,559	41.59	9,548,280	8,235,480
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	257	7.33	1,888	1,833
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	8,924,869	7.33	65,419,293	71,943,654
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	5,584,110	8.05	44,935,331	44,075,366
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	353	12.29	4,338	4,547
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	6,181,285	12.33	76,209,063	79,692,668
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	29	11.48	330	299
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	7,921,444	11.51	91,159,982	93,886,646
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	4,313,681	11.69	50,431,241	53,827,917

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	10,162,187	$12.44	$126,387,123	$135,183,708
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	7,573,367	12.75	96,590,725	102,377,098
LVIP Government Money Market Fund - Standard Class	8,734,513	10.00	87,345,132	87,345,180
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	191,229	12.63	2,415,225	2,196,054
LVIP JPMorgan Core Bond Fund - Service Class	356	9.75	3,469	3,581
LVIP JPMorgan High Yield Fund - Service Class	490	9.73	4,768	4,741
LVIP JPMorgan High Yield Fund - Standard Class	9,181,864	9.73	89,339,535	94,618,459
LVIP JPMorgan Retirement Income Fund - Standard Class	40,392	12.01	485,272	476,564
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,035,244	17.85	18,475,998	17,101,426
LVIP Loomis Sayles Global Growth Fund - Standard Class	67,622	15.16	1,024,810	930,993
LVIP MFS International Growth Fund - Service Class	866	19.22	16,649	16,476
LVIP MFS International Growth Fund - Standard Class	5,526,097	19.22	106,189,487	102,058,570
LVIP MFS Value Fund - Service Class	246	50.52	12,408	12,080
LVIP MFS Value Fund - Standard Class	5,133,370	50.61	259,774,191	235,340,557
LVIP Mondrian Global Income Fund - Standard Class	2,388,524	9.63	22,989,547	24,978,729
LVIP Mondrian International Value Fund - Service Class	845	16.58	14,018	13,478
LVIP Mondrian International Value Fund - Standard Class	3,277,353	16.60	54,394,228	51,586,917
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	63,386	13.47	853,561	731,170
LVIP PIMCO Low Duration Bond Fund - Standard Class	606,657	9.28	5,630,989	5,747,025
LVIP SSGA Bond Index Fund - Service Class	10,453	10.01	104,649	104,363
LVIP SSGA Bond Index Fund - Standard Class	11,367,357	10.01	113,741,773	125,534,157
LVIP SSGA Conservative Index Allocation Fund - Standard Class	2,779,254	13.20	36,672,253	36,958,078
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	1,989	9.99	19,861	19,702
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	95,217	10.02	953,602	1,049,728
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2,153,386	11.14	23,990,868	24,484,575
LVIP SSGA International Index Fund - Service Class	9,058	10.46	94,774	90,379
LVIP SSGA International Index Fund - Standard Class	10,367,028	10.46	108,459,844	99,292,733
LVIP SSGA International Managed Volatility Fund - Standard Class	1,337,940	9.47	12,675,646	11,836,332
LVIP SSGA Mid-Cap Index Fund - Service Class	4,087	12.24	50,009	49,248
LVIP SSGA Mid-Cap Index Fund - Standard Class	312,719	12.28	3,840,810	3,869,552
LVIP SSGA Moderate Index Allocation Fund - Standard Class	12,306,649	15.76	193,989,703	182,062,073
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	1,519	16.56	25,147	24,290
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	12,908,736	16.60	214,336,645	198,528,261
LVIP SSGA Nasdaq-100 Index Fund - Service Class	783	11.89	9,313	8,555
LVIP SSGA S&P 500 Index Fund - Service Class	11,652	26.41	307,668	291,899
LVIP SSGA S&P 500 Index Fund - Standard Class	57,493,388	26.45	1,520,757,593	1,221,959,168
LVIP SSGA Short-Term Bond Index Fund - Standard Class	212,164	9.87	2,094,903	2,100,369
LVIP SSGA Small-Cap Index Fund - Service Class	1,149	31.05	35,663	34,045
LVIP SSGA Small-Cap Index Fund - Standard Class	5,111,092	31.11	158,985,613	155,186,178
LVIP Structured Conservative Allocation Fund - Standard Class	1,454,023	11.03	16,032,053	16,997,229
LVIP Structured Moderate Allocation Fund - Standard Class	8,434,125	12.28	103,528,887	105,780,184
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	6,968,879	12.97	90,407,272	91,284,054
LVIP T. Rowe Price 2020 Fund - Standard Class	141,008	9.04	1,274,427	1,416,139
LVIP T. Rowe Price 2030 Fund - Standard Class	457,412	10.89	4,983,041	5,109,702
LVIP T. Rowe Price 2040 Fund - Standard Class	826,848	11.35	9,386,376	9,245,602
LVIP T. Rowe Price 2050 Fund - Standard Class	506,664	12.28	6,220,308	6,022,097
LVIP T. Rowe Price 2060 Fund - Standard Class	855,561	13.58	11,619,371	11,207,804
LVIP T. Rowe Price Growth Stock Fund - Service Class	454	48.69	22,095	20,229
LVIP T. Rowe Price Growth Stock Fund - Standard Class	3,205,278	51.10	163,776,879	147,687,617
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	456	26.81	12,223	11,330
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	3,405,172	28.80	98,082,567	95,669,299
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	910,604	11.34	10,324,430	9,978,042
LVIP Vanguard Bond Allocation Fund - Standard Class	14,828,379	9.22	136,732,480	151,686,179
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	7,712,117	31.74	244,767,171	170,657,584
LVIP Vanguard International Equity ETF Fund - Service Class	1,350	11.70	15,792	14,780
LVIP Vanguard International Equity ETF Fund - Standard Class	13,131,488	11.71	153,822,250	144,673,320
LVIP Wellington Capital Growth Fund - Service Class	119	54.07	6,436	5,798
LVIP Wellington Capital Growth Fund - Standard Class	1,913,077	57.54	110,086,093	104,634,634
LVIP Wellington SMID Cap Value Fund - Standard Class	2,009,637	25.37	50,974,447	50,093,081
LVIP Western Asset Core Bond Fund - Service Class	647	7.86	5,078	5,391
M Capital Appreciation Fund	70,311	24.43	1,717,704	1,734,742

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
M International Equity Fund	160,881	$13.59	$2,186,371	$1,932,399
M Large Cap Growth Fund	116,410	29.06	3,382,867	3,260,707
M Large Cap Value Fund	185,872	14.67	2,726,747	2,383,752
MFS® VIT Growth Series - Initial Class	1,633,377	60.29	98,476,289	93,260,690
MFS® VIT Growth Series - Service Class	4	55.68	201	190
MFS® VIT New Discovery Series - Initial Class	92,402	12.94	1,195,679	1,265,979
MFS® VIT Total Return Series - Initial Class	3,936,081	23.26	91,553,255	93,967,807
MFS® VIT Utilities Series - Initial Class	1,743,019	32.25	56,212,362	58,058,974
MFS® VIT Utilities Series - Service Class	40	31.54	1,251	1,189
MFS® VIT II Core Equity Portfolio - Initial Class	93,307	27.67	2,581,817	2,440,018
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	20	6.04	118	112
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	686,865	26.63	18,291,203	19,521,500
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	359,141	15.76	5,660,058	5,583,848
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	41,917	33.35	1,397,919	1,162,036
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	6,134,395	5.35	32,819,014	40,792,628
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	20	5.46	109	112
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	76	8.68	658	640
Putnam VT George Putnam Balanced Fund - Class IA	152,721	13.75	2,099,915	1,930,712
Putnam VT Global Health Care Fund - Class IB	138,565	16.22	2,247,531	2,203,520
Putnam VT Large Cap Value Fund - Class IB	88,589	28.82	2,553,122	2,337,156
Templeton Foreign VIP Fund - Class 1	75,564	14.57	1,100,969	1,046,748
Templeton Foreign VIP Fund - Class 2	155,590	14.24	2,215,596	1,993,388
Templeton Global Bond VIP Fund - Class 1	4,989,270	13.57	67,704,391	76,668,292
Templeton Global Bond VIP Fund - Class 4	114	13.13	1,500	1,383
Templeton Growth VIP Fund - Class 1	580,762	12.26	7,120,142	6,939,575
Templeton Growth VIP Fund - Class 2	109,022	11.99	1,307,168	1,180,432
TOPS® Balanced ETF Portfolio - Class 2 Shares	431,281	13.40	5,779,166	5,339,960
TOPS® Balanced ETF Portfolio - Service Class Shares	100,526	13.38	1,345,038	1,307,990
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	896,181	13.87	12,430,024	11,840,452
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	115,555	13.84	1,599,281	1,528,579

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2023, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio - Class A	680,302	(122,833)	557,469
AB VPS International Value Portfolio - Class A	26,082	(107,195)	(81,113)
AB VPS Large Cap Growth Portfolio - Class A	38,557	(31,999)	6,558
AB VPS Relative Value Portfolio - Class A	80,656	(87,289)	(6,633)
AB VPS Sustainable Global Thematic Portfolio - Class A	154,224	(73,059)	81,165
American Century VP Balanced Fund - Class I	344,497	(169,903)	174,594
American Century VP Inflation Protection Fund - Class I	92,432	(93,951)	(1,519)
American Funds Capital Income Builder® - Class 4	214	(2)	212
American Funds Global Growth Fund - Class 2	935,651	(609,088)	326,563
American Funds Global Growth Fund - Class 4	122	—	122
American Funds Global Small Capitalization Fund - Class 2	973,448	(202,444)	771,004
American Funds Global Small Capitalization Fund - Class 4	5	—	5
American Funds Growth Fund - Class 2	1,297,363	(901,842)	395,521
American Funds Growth Fund - Class 4	6,008	(1,477)	4,531
American Funds Growth-Income Fund - Class 2	1,589,344	(359,260)	1,230,084
American Funds Growth-Income Fund - Class 4	393	—	393
American Funds International Fund - Class 2	2,052,489	(640,254)	1,412,235
American Funds International Fund - Class 4	607	(23)	584
American Funds New World Fund® - Class 4	2,831	(1,213)	1,618
American Funds Washington Mutual Investors Fund - Class 4	3,283	(1,254)	2,029
ClearBridge Variable Aggressive Growth Portfolio - Class II	58	(4)	54
ClearBridge Variable Large Cap Growth Portfolio - Class II	1,417	(935)	482

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
ClearBridge Variable Mid Cap Portfolio - Class I	418,711	(68,941)	349,770
Delaware Ivy VIP High Income Portfolio - Class II	39	—	39
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	277	(182)	95
Delaware Ivy VIP Science and Technology Portfolio - Class II	8	—	8
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	321	(193)	128
Delaware VIP® Emerging Markets Series - Service Class	1,428	(579)	849
Delaware VIP® Emerging Markets Series - Standard Class	1,194,903	(493,950)	700,953
Delaware VIP® Small Cap Value Series - Service Class	39	—	39
Delaware VIP® Small Cap Value Series - Standard Class	1,187,219	(219,816)	967,403
DWS Alternative Asset Allocation VIP Portfolio - Class A	167,449	(82,936)	84,513
DWS Equity 500 Index VIP Portfolio - Class A	188,687	(291,096)	(102,409)
DWS Small Cap Index VIP Portfolio - Class A	82,903	(48,100)	34,803
Fidelity® VIP Asset Manager Portfolio - Initial Class	625	(3,361)	(2,736)
Fidelity® VIP Balanced Portfolio - Service Class 2	420	(4)	416
Fidelity® VIP Contrafund® Portfolio - Initial Class	219,722	(20,170)	199,552
Fidelity® VIP Contrafund® Portfolio - Service Class	723,172	(724,532)	(1,360)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	417	(4)	413
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,430	(3,019)	(1,589)
Fidelity® VIP Equity-Income Portfolio - Service Class	73,058	(30,459)	42,599
Fidelity® VIP Growth Opportunities Portfolio - Service Class	25,506	(21,917)	3,589
Fidelity® VIP Growth Portfolio - Service Class	821,010	(209,007)	612,003
Fidelity® VIP Growth Portfolio - Service Class 2	3,703	(1,299)	2,404
Fidelity® VIP High Income Portfolio - Service Class	7,275	(8,071)	(796)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	3,143	(3,071)	72
Fidelity® VIP Mid Cap Portfolio - Service Class	1,233,974	(157,285)	1,076,689
Fidelity® VIP Mid Cap Portfolio - Service Class 2	444	(4)	440
Fidelity® VIP Overseas Portfolio - Service Class	48,118	(80,147)	(32,029)
Fidelity® VIP Strategic Income Portfolio - Service Class 2	129	(46)	83
First Trust Capital Strength Portfolio - Class I	145	—	145
Franklin Income VIP Fund - Class 1	3,961,775	(419,766)	3,542,009
Franklin Mutual Shares VIP Fund - Class 1	560,706	(135,106)	425,600
Franklin Rising Dividends VIP Fund - Class 4	379	(196)	183
Franklin Small-Mid Cap Growth VIP Fund - Class 1	88,323	(43,092)	45,231
Franklin Small-Mid Cap Growth VIP Fund - Class 4	1,414	(133)	1,281
Goldman Sachs VIT Government Money Market Fund - Service Shares	652	(3)	649
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	218	(2)	216
Invesco V.I. American Franchise Fund - Series I Shares	33,267	(69,839)	(36,572)
Invesco V.I. Core Equity Fund - Series I Shares	19,028	(84,193)	(65,165)
Invesco V.I. Core Plus Bond Fund - Series I Shares	2,208	(1,242)	966
Invesco V.I. EQV International Equity Fund - Series I Shares	190,288	(203,758)	(13,470)
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	1,483	(440)	1,043
Janus Henderson Balanced Portfolio - Institutional Shares	44,781	(63,018)	(18,237)
Janus Henderson Balanced Portfolio - Service Shares	58,353	(175,269)	(116,916)
Janus Henderson Enterprise Portfolio - Service Shares	48,351	(31,690)	16,661
Janus Henderson Global Research Portfolio - Institutional Shares	7,784	(67,582)	(59,798)
Janus Henderson Global Research Portfolio - Service Shares	24,100	(10,845)	13,255
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	8,800	(15,256)	(6,456)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	81,767	(2,901,298)	(2,819,531)
LVIP American Balanced Allocation Fund - Standard Class	159,404	(227)	159,177
LVIP American Growth Allocation Fund - Service Class	14	—	14
LVIP American Growth Allocation Fund - Standard Class	1,922,853	(16,736)	1,906,117
LVIP American Income Allocation Fund - Standard Class	244,940	(11,450)	233,490
LVIP Baron Growth Opportunities Fund - Service Class	597,406	(85,728)	511,678
LVIP Baron Growth Opportunities Fund - Standard Class	122,081	(12,757)	109,324
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	300,043	(228,558)	71,485
LVIP BlackRock Global Allocation Fund - Service Class	86	—	86
LVIP BlackRock Global Allocation Fund - Standard Class	1,476,907	(484,191)	992,716
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	202,740	(131,982)	70,758
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	693,376	(513,299)	180,077
LVIP BlackRock Real Estate Fund - Service Class	472	(1)	471
LVIP BlackRock Real Estate Fund - Standard Class	424,812	(154,148)	270,664

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	152,297	(177,030)	(24,733)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	61,800	(54,793)	7,007
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	75,176	(26,461)	48,715
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	3,552	(9,583)	(6,031)
LVIP Delaware Bond Fund - Service Class	1,170	(589)	581
LVIP Delaware Bond Fund - Standard Class	4,348,915	(251,192)	4,097,723
LVIP Delaware Diversified Floating Rate Fund - Standard Class	407,469	(247,571)	159,898
LVIP Delaware Diversified Income Fund - Service Class	3,515	(700)	2,815
LVIP Delaware Diversified Income Fund - Standard Class	1,105,981	(315,268)	790,713
LVIP Delaware High Yield Fund - Standard Class	131,209	(103,747)	27,462
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	243	(23)	220
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	1,525,449	(417,779)	1,107,670
LVIP Delaware Mid Cap Value Fund - Service Class	1,164	(321)	843
LVIP Delaware Mid Cap Value Fund - Standard Class	472,431	(81,492)	390,939
LVIP Delaware SMID Cap Core Fund - Service Class	67	(44)	23
LVIP Delaware SMID Cap Core Fund - Standard Class	581,816	(106,109)	475,707
LVIP Delaware Social Awareness Fund - Standard Class	76,674	(41,560)	35,114
LVIP Delaware U.S. Growth Fund - Standard Class	172,440	(152,774)	19,666
LVIP Delaware U.S. REIT Fund - Service Class	227	(34)	193
LVIP Delaware U.S. REIT Fund - Standard Class	622,410	(176,371)	446,039
LVIP Delaware Value Fund - Service Class	506	—	506
LVIP Delaware Value Fund - Standard Class	1,041,301	(140,480)	900,821
LVIP Delaware Wealth Builder Fund - Standard Class	15,390	(32,584)	(17,194)
LVIP Dimensional International Core Equity Fund - Standard Class	275,907	(274,125)	1,782
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	97,331	(74,270)	23,061
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	304,072	(254,538)	49,534
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	138,396	(253,616)	(115,220)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	92,191	(34,389)	57,802
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	39,442	(23,188)	16,254
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	198	(1)	197
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	398,832	(333,500)	65,332
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	204,935	(371,207)	(166,272)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	1,032	(639)	393
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	628,846	(164,653)	464,193
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	32	—	32
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	749,727	(260,819)	488,908
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	303,145	(185,621)	117,524
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	742,220	(704,653)	37,567
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	580,586	(426,379)	154,207
LVIP Government Money Market Fund - Standard Class	9,900,993	(11,064,638)	(1,163,645)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	17,552	(11,255)	6,297
LVIP JPMorgan Core Bond Fund - Service Class	214	(10)	204
LVIP JPMorgan High Yield Fund - Service Class	616	(287)	329
LVIP JPMorgan High Yield Fund - Standard Class	912,984	(304,593)	608,391
LVIP JPMorgan Retirement Income Fund - Standard Class	6,018	(2,031)	3,987
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	183,321	(33,135)	150,186
LVIP Loomis Sayles Global Growth Fund - Standard Class	42,277	(9,089)	33,188
LVIP MFS International Growth Fund - Service Class	1,576	(252)	1,324
LVIP MFS International Growth Fund - Standard Class	1,211,853	(243,305)	968,548
LVIP MFS Value Fund - Service Class	1,230	(77)	1,153
LVIP MFS Value Fund - Standard Class	2,697,217	(93,802)	2,603,415
LVIP Mondrian Global Income Fund - Standard Class	434,368	(44,505)	389,863
LVIP Mondrian International Value Fund - Service Class	1,176	(100)	1,076
LVIP Mondrian International Value Fund - Standard Class	455,238	(413,767)	41,471
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	18,122	(4,149)	13,973
LVIP PIMCO Low Duration Bond Fund - Standard Class	233,274	(7,309)	225,965
LVIP SSGA Bond Index Fund - Service Class	9,663	(387)	9,276
LVIP SSGA Bond Index Fund - Standard Class	1,572,107	(635,670)	936,437
LVIP SSGA Conservative Index Allocation Fund - Standard Class	226,908	(138,246)	88,662
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	1,944	(63)	1,881
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	41,987	(3,364)	38,623
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	147,011	(92,527)	54,484

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA International Index Fund - Service Class	7,764	(753)	7,011
LVIP SSGA International Index Fund - Standard Class	970,440	(508,794)	461,646
LVIP SSGA International Managed Volatility Fund - Standard Class	37,240	(121,800)	(84,560)
LVIP SSGA Mid-Cap Index Fund - Service Class	4,189	(464)	3,725
LVIP SSGA Mid-Cap Index Fund - Standard Class	155,343	(2,384)	152,959
LVIP SSGA Moderate Index Allocation Fund - Standard Class	769,073	(398,518)	370,555
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	5,446	(2,981)	2,465
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	1,272,371	(432,861)	839,510
LVIP SSGA Nasdaq-100 Index Fund - Service Class	780	(1)	779
LVIP SSGA S&P 500 Index Fund - Service Class	23,012	(1,548)	21,464
LVIP SSGA S&P 500 Index Fund - Standard Class	7,097,537	(1,368,345)	5,729,192
LVIP SSGA Short-Term Bond Index Fund - Standard Class	101,014	(3,801)	97,213
LVIP SSGA Small-Cap Index Fund - Service Class	3,081	(195)	2,886
LVIP SSGA Small-Cap Index Fund - Standard Class	1,830,789	(306,551)	1,524,238
LVIP Structured Conservative Allocation Fund - Standard Class	133,053	(59,906)	73,147
LVIP Structured Moderate Allocation Fund - Standard Class	513,773	(295,567)	218,206
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	520	(1,995)	(1,475)
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	471,948	(186,542)	285,406
LVIP T. Rowe Price 2020 Fund - Standard Class	29,865	(13,300)	16,565
LVIP T. Rowe Price 2030 Fund - Standard Class	113,421	(30,272)	83,149
LVIP T. Rowe Price 2040 Fund - Standard Class	215,688	(51,247)	164,441
LVIP T. Rowe Price 2050 Fund - Standard Class	214,152	(19,398)	194,754
LVIP T. Rowe Price 2060 Fund - Standard Class	429,208	(11,257)	417,951
LVIP T. Rowe Price Growth Stock Fund - Service Class	2,210	(55)	2,155
LVIP T. Rowe Price Growth Stock Fund - Standard Class	644,226	(665,164)	(20,938)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	1,488	(408)	1,080
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	803,289	(85,789)	717,500
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	66,063	(68,494)	(2,431)
LVIP Vanguard Bond Allocation Fund - Service Class	754	(754)	—
LVIP Vanguard Bond Allocation Fund - Standard Class	2,024,854	(202,656)	1,822,198
LVIP Vanguard Domestic Equity ETF Fund - Service Class	1,388	(1,388)	—
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	1,129,968	(487,859)	642,109
LVIP Vanguard International Equity ETF Fund - Service Class	3,374	(1,821)	1,553
LVIP Vanguard International Equity ETF Fund - Standard Class	1,314,479	(476,925)	837,554
LVIP Wellington Capital Growth Fund - Service Class	738	(135)	603
LVIP Wellington Capital Growth Fund - Standard Class	432,821	(246,742)	186,079
LVIP Wellington SMID Cap Value Fund - Standard Class	367,701	(126,552)	241,149
LVIP Western Asset Core Bond Fund - Service Class	553	(6)	547
M Capital Appreciation Fund	8,471	(18,529)	(10,058)
M International Equity Fund	8,028	(16,223)	(8,195)
M Large Cap Growth Fund	4,403	(26,409)	(22,006)
M Large Cap Value Fund	15,366	(7,740)	7,626
MFS® VIT Growth Series - Initial Class	199,318	(309,592)	(110,274)
MFS® VIT Growth Series - Service Class	19	—	19
MFS® VIT New Discovery Series - Initial Class	88,000	(7,425)	80,575
MFS® VIT Total Return Series - Initial Class	589,723	(225,170)	364,553
MFS® VIT Utilities Series - Initial Class	646,648	(201,546)	445,102
MFS® VIT Utilities Series - Service Class	125	(2)	123
MFS® VIT II Core Equity Portfolio - Initial Class	59,235	(10,828)	48,407
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	34	(22)	12
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	120,357	(89,924)	30,433
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	30,974	(22,944)	8,030
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	2,835	(9,063)	(6,228)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	533,467	(524,708)	8,759
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	38	(25)	13
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	67	(2)	65
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	248	(248)	—
Putnam VT George Putnam Balanced Fund - Class IA	100,553	(3,278)	97,275
Putnam VT Global Health Care Fund - Class IB	19,701	(5,564)	14,137
Putnam VT Large Cap Value Fund - Class IB	33,192	(31,031)	2,161
Templeton Foreign VIP Fund - Class 1	1,976	(6,407)	(4,431)
Templeton Foreign VIP Fund - Class 2	6,684	(31,416)	(24,732)

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Templeton Global Bond VIP Fund - Class 1	717,950	(394,798)	323,152
Templeton Global Bond VIP Fund - Class 4	155	(1)	154
Templeton Growth VIP Fund - Class 1	36,846	(30,981)	5,865
Templeton Growth VIP Fund - Class 2	4,526	(7,690)	(3,164)
TOPS® Balanced ETF Portfolio - Class 2 Shares	144,524	(177,894)	(33,370)
TOPS® Balanced ETF Portfolio - Service Class Shares	64,382	(3,276)	61,106
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	269,563	(36,601)	232,962
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	96,923	(2,407)	94,516

The change in units outstanding for the year ended December 31, 2022, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio - Class A	268,474	(177,434)	91,040
AB VPS International Value Portfolio - Class A	52,339	(67,379)	(15,040)
AB VPS Large Cap Growth Portfolio - Class A	22,188	(15,283)	6,905
AB VPS Relative Value Portfolio - Class A	71,968	(90,634)	(18,666)
AB VPS Sustainable Global Thematic Portfolio - Class A	206,194	(54,002)	152,192
American Century VP Balanced Fund - Class I	440,929	(162,792)	278,137
American Century VP Inflation Protection Fund - Class I	49,575	(134,020)	(84,445)
American Funds Global Growth Fund - Class 2	1,822,062	(414,820)	1,407,242
American Funds Global Growth Fund - Class 4	11	(1)	10
American Funds Global Small Capitalization Fund - Class 2	1,424,545	(131,036)	1,293,509
American Funds Growth Fund - Class 2	3,929,753	(487,612)	3,442,141
American Funds Growth Fund - Class 4	255	(5)	250
American Funds Growth-Income Fund - Class 2	2,317,468	(530,693)	1,786,775
American Funds International Fund - Class 2	2,068,884	(414,282)	1,654,602
American Funds International Fund - Class 4	102	(1)	101
American Funds New World Fund® - Class 4	296	(12)	284
American Funds Washington Mutual Investors Fund - Class 4	184	(1)	183
BlackRock Global Allocation V.I. Fund - Class I	529,346	(21,671,463)	(21,142,117)
ClearBridge Variable Mid Cap Portfolio - Class I	389,641	(96,292)	293,349
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	35	—	35
Delaware VIP® Emerging Markets Series - Standard Class	1,919,883	(391,192)	1,528,691
Delaware VIP® Small Cap Value Series - Standard Class	601,655	(406,927)	194,728
DWS Alternative Asset Allocation VIP Portfolio - Class A	219,235	(233,592)	(14,357)
DWS Equity 500 Index VIP Portfolio - Class A	297,386	(171,755)	125,631
DWS Small Cap Index VIP Portfolio - Class A	75,759	(33,360)	42,399
Fidelity® VIP Asset Manager Portfolio - Initial Class	647	(8,443)	(7,796)
Fidelity® VIP Contrafund® Portfolio - Initial Class	328,840	(14,642)	314,198
Fidelity® VIP Contrafund® Portfolio - Service Class	1,521,128	(253,927)	1,267,201
Fidelity® VIP Contrafund® Portfolio - Service Class 2	8	(1)	7
Fidelity® VIP Equity-Income Portfolio - Initial Class	2,709	(7,513)	(4,804)
Fidelity® VIP Equity-Income Portfolio - Service Class	70,369	(28,043)	42,326
Fidelity® VIP Growth Opportunities Portfolio - Service Class	12,868	(19,709)	(6,841)
Fidelity® VIP Growth Portfolio - Service Class	952,480	(102,653)	849,827
Fidelity® VIP Growth Portfolio - Service Class 2	8	(1)	7
Fidelity® VIP High Income Portfolio - Service Class	5,602	(14,312)	(8,710)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	2,188	(8,685)	(6,497)
Fidelity® VIP Mid Cap Portfolio - Service Class	509,802	(327,589)	182,213
Fidelity® VIP Mid Cap Portfolio - Service Class 2	8	(1)	7
Fidelity® VIP Overseas Portfolio - Service Class	53,776	(24,088)	29,688
First Trust Capital Strength Portfolio - Class I	16	(3)	13
Franklin Income VIP Fund - Class 1	576,952	(867,359)	(290,407)
Franklin Mutual Shares VIP Fund - Class 1	416,369	(385,097)	31,272
Franklin Small-Mid Cap Growth VIP Fund - Class 1	138,909	(25,649)	113,260
Invesco V.I. American Franchise Fund - Series I Shares	50,246	(66,379)	(16,133)
Invesco V.I. Core Equity Fund - Series I Shares	48,723	(96,950)	(48,227)
Invesco V.I. Core Plus Bond Fund - Series I Shares	2,181	(6,807)	(4,626)
Invesco V.I. EQV International Equity Fund - Series I Shares	233,854	(179,534)	54,320
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	75	(3)	72
Janus Henderson Balanced Portfolio - Institutional Shares	13,609	(72,152)	(58,543)

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
Janus Henderson Balanced Portfolio - Service Shares	154,408	(28,665)	125,743
Janus Henderson Enterprise Portfolio - Service Shares	43,122	(28,113)	15,009
Janus Henderson Global Research Portfolio - Institutional Shares	15,863	(83,215)	(67,352)
Janus Henderson Global Research Portfolio - Service Shares	29,396	(13,863)	15,533
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	6,010	(21,527)	(15,517)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	443,434	(155,864)	287,570
LVIP American Growth Allocation Fund - Standard Class	1,661,889	(24,886)	1,637,003
LVIP American Income Allocation Fund - Standard Class	180,690	(2,282)	178,408
LVIP Baron Growth Opportunities Fund - Service Class	597,154	(203,324)	393,830
LVIP Baron Growth Opportunities Fund - Standard Class	124,232	(10,093)	114,139
LVIP BlackRock Advantage Allocation Fund - Standard Class	57,743	(177,708)	(119,965)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	119,055	(458,175)	(339,120)
LVIP BlackRock Global Allocation Fund - Standard Class	22,299,705	(288,329)	22,011,376
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	296,217	(124,236)	171,981
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	508,936	(1,049,023)	(540,087)
LVIP BlackRock Real Estate Fund - Standard Class	710,219	(94,203)	616,016
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	585,115	(438,835)	146,280
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	36,027	(40,066)	(4,039)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	84,408	(58,084)	26,324
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	1,926	(5,932)	(4,006)
LVIP Delaware Bond Fund - Standard Class	2,079,451	(1,840,663)	238,788
LVIP Delaware Diversified Floating Rate Fund - Standard Class	447,629	(666,628)	(218,999)
LVIP Delaware Diversified Income Fund - Service Class	1,344	(71)	1,273
LVIP Delaware Diversified Income Fund - Standard Class	668,577	(694,256)	(25,679)
LVIP Delaware High Yield Fund - Standard Class	92,212	(128,415)	(36,203)
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	206	(35)	171
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	497,125	(1,086,207)	(589,082)
LVIP Delaware Mid Cap Value Fund - Service Class	64	(2)	62
LVIP Delaware Mid Cap Value Fund - Standard Class	432,182	(162,287)	269,895
LVIP Delaware SMID Cap Core Fund - Standard Class	233,039	(356,572)	(123,533)
LVIP Delaware Social Awareness Fund - Standard Class	78,987	(30,428)	48,559
LVIP Delaware U.S. Growth Fund - Standard Class	240,674	(41,070)	199,604
LVIP Delaware U.S. REIT Fund - Service Class	169	(5)	164
LVIP Delaware U.S. REIT Fund - Standard Class	581,140	(317,945)	263,195
LVIP Delaware Value Fund - Service Class	7	(1)	6
LVIP Delaware Value Fund - Standard Class	683,653	(777,772)	(94,119)
LVIP Delaware Wealth Builder Fund - Standard Class	8,973	(19,420)	(10,447)
LVIP Dimensional International Core Equity Fund - Standard Class	373,539	(197,842)	175,697
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	101,493	(125,365)	(23,872)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	206,281	(147,001)	59,280
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	159,040	(212,714)	(53,674)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	31,012	(69,368)	(38,356)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	21,586	(49,906)	(28,320)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	689,949	(369,145)	320,804
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	313,369	(329,002)	(15,633)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	342,947	(226,470)	116,477
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	290,221	(282,272)	7,949
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	419,241	(236,641)	182,600
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	388,866	(401,544)	(12,678)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	278,142	(711,458)	(433,316)
LVIP Government Money Market Fund - Standard Class	15,090,743	(16,131,452)	(1,040,709)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	8,283	(19,332)	(11,049)
LVIP JPMorgan Core Bond Fund - Service Class	185	(24)	161
LVIP JPMorgan High Yield Fund - Service Class	152	(17)	135
LVIP JPMorgan High Yield Fund - Standard Class	385,716	(460,151)	(74,435)
LVIP JPMorgan Retirement Income Fund - Standard Class	34,227	(751)	33,476
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	57,739	(129,586)	(71,847)
LVIP Loomis Sayles Global Growth Fund - Standard Class	50,461	(2,422)	48,039
LVIP MFS International Growth Fund - Service Class	250	(29)	221
LVIP MFS International Growth Fund - Standard Class	669,520	(274,033)	395,487
LVIP MFS Value Fund - Standard Class	1,397,929	(623,632)	774,297
LVIP Mondrian Global Income Fund - Standard Class	217,103	(117,362)	99,741
LVIP Mondrian International Value Fund - Service Class	277	(43)	234

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Mondrian International Value Fund - Standard Class	557,408	(432,174)	125,234
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	3,402	(1,948)	1,454
LVIP PIMCO Low Duration Bond Fund - Standard Class	240,514	(9,958)	230,556
LVIP SSGA Bond Index Fund - Service Class	1,938	(52)	1,886
LVIP SSGA Bond Index Fund - Standard Class	711,157	(606,658)	104,499
LVIP SSGA Conservative Index Allocation Fund - Standard Class	187,542	(100,510)	87,032
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	331	(6)	325
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	47,889	(631)	47,258
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	92,344	(139,410)	(47,066)
LVIP SSGA International Index Fund - Service Class	1,860	(40)	1,820
LVIP SSGA International Index Fund - Standard Class	1,547,358	(270,707)	1,276,651
LVIP SSGA International Managed Volatility Fund - Standard Class	81,977	(66,155)	15,822
LVIP SSGA Mid-Cap Index Fund - Service Class	989	(26)	963
LVIP SSGA Mid-Cap Index Fund - Standard Class	120,611	(5,317)	115,294
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,068,129	(327,084)	741,045
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	1,076,168	(208,807)	867,361
LVIP SSGA Nasdaq-100 Index Fund - Service Class	9	(2)	7
LVIP SSGA S&P 500 Index Fund - Service Class	6,304	(153)	6,151
LVIP SSGA S&P 500 Index Fund - Standard Class	9,660,650	(839,607)	8,821,043
LVIP SSGA Short-Term Bond Index Fund - Standard Class	101,307	(10,964)	90,343
LVIP SSGA Small-Cap Index Fund - Service Class	683	(26)	657
LVIP SSGA Small-Cap Index Fund - Standard Class	1,671,357	(227,015)	1,444,342
LVIP Structured Conservative Allocation Fund - Standard Class	91,313	(45,686)	45,627
LVIP Structured Moderate Allocation Fund - Standard Class	499,562	(227,722)	271,840
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	1,567	(92)	1,475
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	521,626	(286,480)	235,146
LVIP T. Rowe Price 2010 Fund - Standard Class	7,832	(36,055)	(28,223)
LVIP T. Rowe Price 2020 Fund - Standard Class	12,477	(24,943)	(12,466)
LVIP T. Rowe Price 2030 Fund - Standard Class	109,390	(16,962)	92,428
LVIP T. Rowe Price 2040 Fund - Standard Class	281,518	(77,160)	204,358
LVIP T. Rowe Price 2050 Fund - Standard Class	291,979	(5,254)	286,725
LVIP T. Rowe Price 2060 Fund - Standard Class	448,744	(31,750)	416,994
LVIP T. Rowe Price Growth Stock Fund - Standard Class	2,091,697	(126,005)	1,965,692
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	79	(4)	75
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	769,884	(214,252)	555,632
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	132,262	(57,001)	75,261
LVIP Vanguard Bond Allocation Fund - Standard Class	978,548	(837,158)	141,390
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	943,665	(238,567)	705,098
LVIP Vanguard International Equity ETF Fund - Standard Class	1,225,047	(334,560)	890,487
LVIP Wellington Capital Growth Fund - Standard Class	983,547	(59,552)	923,995
LVIP Wellington SMID Cap Value Fund - Standard Class	230,774	(275,387)	(44,613)
M Capital Appreciation Fund	7,825	(9,432)	(1,607)
M International Equity Fund	16,850	(19,170)	(2,320)
M Large Cap Growth Fund	20,688	(8,531)	12,157
M Large Cap Value Fund	5,309	(30,462)	(25,153)
MFS® VIT Growth Series - Initial Class	731,153	(122,739)	608,414
MFS® VIT New Discovery Series - Initial Class	65,904	(4,197)	61,707
MFS® VIT Total Return Series - Initial Class	584,457	(334,858)	249,599
MFS® VIT Utilities Series - Initial Class	403,888	(621,660)	(217,772)
MFS® VIT II Core Equity Portfolio - Initial Class	62,825	(3,752)	59,073
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	133,310	(56,534)	76,776
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	14,862	(31,752)	(16,890)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	1,584	(13,223)	(11,639)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	445,557	(1,202,711)	(757,154)
Putnam VT George Putnam Balanced Fund - Class IA	68,563	(3,545)	65,018
Putnam VT Global Health Care Fund - Class IB	28,879	(8,192)	20,687
Putnam VT Large Cap Value Fund - Class IB	64,362	(11,282)	53,080
Templeton Foreign VIP Fund - Class 1	2,661	(9,279)	(6,618)
Templeton Foreign VIP Fund - Class 2	12,031	(38,423)	(26,392)
Templeton Global Bond VIP Fund - Class 1	627,916	(1,281,165)	(653,249)
Templeton Growth VIP Fund - Class 1	51,765	(35,510)	16,255

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
Templeton Growth VIP Fund - Class 2	13,355	(16,195)	(2,840)
TOPS® Balanced ETF Portfolio - Class 2 Shares	255,404	(12,378)	243,026
TOPS® Balanced ETF Portfolio - Service Class Shares	62,114	(3,000)	59,114
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	362,625	(36,575)	326,050
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	51,574	(1,057)	50,517

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account M

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Flexible Premium Variable Life Account M ("Variable Account"), as of December 31, 2023, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP

We have served as the Variable Account's Auditor since 1998.
Philadelphia, Pennsylvania
April 3, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Discovery Value Portfolio - Class A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
AB VPS International Value Portfolio - Class A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
AB VPS Large Cap Growth Portfolio - Class A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
AB VPS Relative Value Portfolio - Class A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
AB VPS Sustainable Global Thematic Portfolio - Class A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Century VP Balanced Fund - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Century VP Inflation Protection Fund - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Capital Income Builder® - Class 4	As of December 31, 2023	For the period from July 20, 2023 through December 31, 2023	For the period from July 20, 2023 (commencement of operations) through December 31, 2023
American Funds Global Growth Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Global Growth Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from August 30, 2022 (commencement of operations) through December 31, 2022
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Global Small Capitalization Fund - Class 4	As of December 31, 2023	For the period from September 19, 2023 through December 31, 2023	For the period from September 19, 2023 (commencement of operations) through December 31, 2023
American Funds Growth Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Growth Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from August 30, 2022 (commencement of operations) through December 31, 2022
American Funds Growth-Income Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds Growth-Income Fund - Class 4	As of December 31, 2023	For the period from December 28, 2023 through December 31, 2023	For the period from December 28, 2023 (commencement of operations) through December 31, 2023
American Funds International Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
American Funds International Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from November 21, 2022 (commencement of operations) through December 31, 2022
American Funds New World Fund® - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from March 28, 2022 (commencement of operations) through December 31, 2022
American Funds Washington Mutual Investors Fund - Class 4	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from November 21, 2022 (commencement of operations) through December 31, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
BlackRock Global Allocation V.I. Fund - Class I	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	For the year ended December 31, 2022 (the fund ceased to be available as an investment option to Variable Account contract owners during 2022)
ClearBridge Variable Aggressive Growth Portfolio - Class II	As of December 31, 2023	For the period from May 19, 2023 through December 31, 2023	For the period from May 19, 2023 (commencement of operations) through December 31, 2023
ClearBridge Variable Large Cap Growth Portfolio - Class II	As of December 31, 2023	For the period from July 24, 2023 through December 31, 2023	For the period from July 24, 2023 (commencement of operations) through December 31, 2023
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware Ivy VIP High Income Portfolio - Class II	As of December 31, 2023	For the period from June 14, 2023 through December 31, 2023	For the period from June 14, 2023 (commencement of operations) through December 31, 2023
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	As of December 31, 2023	For the period from July 24, 2023 through December 31, 2023	For the period from July 24, 2023 (commencement of operations) through December 31, 2023
Delaware Ivy VIP Science and Technology Portfolio - Class II	As of December 31, 2023	For the period from May 25, 2023 through December 31, 2023	For the period from May 25, 2023 (commencement of operations) through December 31, 2023
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from November 21, 2022 (commencement of operations) through December 31, 2022
Delaware VIP® Emerging Markets Series - Service Class	As of December 31, 2023	For the period from September 19, 2023 through December 31, 2023	For the period from September 19, 2023 (commencement of operations) through December 31, 2023
Delaware VIP® Emerging Markets Series - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Delaware VIP® Small Cap Value Series - Service Class	As of December 31, 2023	For the period from January 25, 2023 through December 31, 2023	For the period from January 25, 2023 (commencement of operations) through December 31, 2023
Delaware VIP® Small Cap Value Series - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Asset Manager Portfolio - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Balanced Portfolio - Service Class 2	As of December 31, 2023	For the period from May 25, 2023 through December 31, 2023	For the period from May 25, 2023 (commencement of operations) through December 31, 2023
Fidelity® VIP Contrafund® Portfolio - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from August 30, 2022 (commencement of operations) through December 31, 2022
Fidelity® VIP Equity-Income Portfolio - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Equity-Income Portfolio - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Growth Opportunities Portfolio - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Growth Portfolio - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from August 30, 2022 (commencement of operations) through December 31, 2022
Fidelity® VIP High Income Portfolio - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Mid Cap Portfolio - Service Class 2	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from August 30, 2022 (commencement of operations) through December 31, 2022
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Fidelity® VIP Strategic Income Portfolio - Service Class 2	As of December 31, 2023	For the period from June 14, 2023 through December 31, 2023	For the period from June 14, 2023 (commencement of operations) through December 31, 2023
First Trust Capital Strength Portfolio - Class I	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from August 30, 2022 (commencement of operations) through December 31, 2022
Franklin Income VIP Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Rising Dividends VIP Fund - Class 4	As of December 31, 2023	For the period from May 25, 2023 through December 31, 2023	For the period from May 25, 2023 (commencement of operations) through December 31, 2023
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Franklin Small-Mid Cap Growth VIP Fund - Class 4	As of December 31, 2023	For the period from June 28, 2023 through December 31, 2023	For the period from June 28, 2023 (commencement of operations) through December 31, 2023
Goldman Sachs VIT Government Money Market Fund - Service Shares	As of December 31, 2023	For the period from October 19, 2023 through December 31, 2023	For the period from October 19, 2023 (commencement of operations) through December 31, 2023
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	As of December 31, 2023	For the period from July 20, 2023 through December 31, 2023	For the period from July 20, 2023 (commencement of operations) through December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Core Plus Bond Fund - Series I Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. EQV International Equity Fund - Series I Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from March 28, 2022 (commencement of operations) through December 31, 2022
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023 (the fund ceased to be available as an investment option to Variable Account contract owners during 2023)
LVIP American Balanced Allocation Fund - Standard Class	As of December 31, 2023	For the period from July 20, 2023 through December 31, 2023	For the period from July 20, 2023 (commencement of operations) through December 31, 2023
LVIP American Growth Allocation Fund - Service Class	As of December 31, 2023	N/A - no activity for the year ended December 31, 2023	For the period from December 29, 2023 (commencement of operations) through December 31, 2023
LVIP American Growth Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP American Income Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Advantage Allocation Fund - Standard Class	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Standard Class during 2022	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Standard Class during 2022	For the year ended December 31, 2022 (the fund merged into LVIP BlackRock Global Allocation Fund - Standard Class during 2022)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP BlackRock Global Allocation Fund - Service Class	As of December 31, 2023	For the period from July 21, 2023 through December 31, 2023	For the period from July 21, 2023 (commencement of operations) through December 31, 2023
LVIP BlackRock Global Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock Real Estate Fund - Service Class	As of December 31, 2023	For the period from November 7, 2023 through December 31, 2023	For the period from November 7, 2023 (commencement of operations) through December 31, 2023
LVIP BlackRock Real Estate Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Bond Fund - Service Class	As of December 31, 2023	For the period from July 13, 2023 through December 31, 2023	For the period from July 13, 2023 (commencement of operations) through December 31, 2023
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Diversified Floating Rate Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Diversified Income Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from March 28, 2022 (commencement of operations) through December 31, 2022
LVIP Delaware Diversified Income Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware High Yield Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from March 29, 2022 (commencement of operations) through December 31, 2022
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Mid Cap Value Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from March 28, 2022 (commencement of operations) through December 31, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Delaware Mid Cap Value Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware SMID Cap Core Fund - Service Class	As of December 31, 2023	For the period from July 13, 2023 through December 31, 2023	For the period from July 13, 2023 (commencement of operations) through December 31, 2023
LVIP Delaware SMID Cap Core Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware U.S. Growth Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware U.S. REIT Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from July 12, 2022 (commencement of operations) through December 31, 2022
LVIP Delaware U.S. REIT Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Value Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from August 30, 2022 (commencement of operations) through December 31, 2022
LVIP Delaware Value Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional International Core Equity Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	As of December 31, 2023	For the period from November 7, 2023 through December 31, 2023	For the period from November 7, 2023 (commencement of operations) through December 31, 2023
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	As of December 31, 2023	For the period from May 16, 2023 through December 31, 2023	For the period from May 16, 2023 (commencement of operations) through December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	As of December 31, 2023	For the period from October 2, 2023 through December 31, 2023	For the period from October 2, 2023 (commencement of operations) through December 31, 2023
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Government Money Market Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP JPMorgan Core Bond Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from March 29, 2022 (commencement of operations) through December 31, 2022
LVIP JPMorgan High Yield Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from March 29, 2022 (commencement of operations) through December 31, 2022
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from June 10, 2022 (commencement of operations) through December 31, 2022
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Loomis Sayles Global Growth Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP MFS International Growth Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from March 29, 2022 (commencement of operations) through December 31, 2022
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP MFS Value Fund - Service Class	As of December 31, 2023	For the period from March 21, 2023 through December 31, 2023	For the period from March 21, 2023 (commencement of operations) through December 31, 2023
LVIP MFS Value Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Mondrian Global Income Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Mondrian International Value Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from March 29, 2022 (commencement of operations) through December 31, 2022
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP PIMCO Low Duration Bond Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Bond Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from March 29, 2022 (commencement of operations) through December 31, 2022
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from August 8, 2022 (commencement of operations) through December 31, 2022
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA International Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from March 28, 2022 (commencement of operations) through December 31, 2022
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Mid-Cap Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from March 29, 2022 (commencement of operations) through December 31, 2022
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	As of December 31, 2023	For the period from May 22, 2023 through December 31, 2023	For the period from May 22, 2023 (commencement of operations) through December 31, 2023
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA Nasdaq-100 Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from August 30, 2022 (commencement of operations) through December 31, 2022
LVIP SSGA S&P 500 Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from March 28, 2022 (commencement of operations) through December 31, 2022
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Short-Term Bond Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP SSGA Small-Cap Index Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from March 29, 2022 (commencement of operations) through December 31, 2022
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Structured Conservative Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Structured Moderate Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	Available fund with no money invested at December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from June 1, 2022 (commencement of operations) through December 31, 2022
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2010 Fund - Standard Class	N/A - the fund merged into LVIP JPMorgan Retirement Income Fund - Standard Class during 2022	N/A - the fund merged into LVIP JPMorgan Retirement Income Fund - Standard Class during 2022	For the year ended December 31, 2022 (the fund merged into LVIP JPMorgan Retirement Income Fund - Standard Class during 2022)
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2050 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price 2060 Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price Growth Stock Fund - Service Class	As of December 31, 2023	For the period from May 25, 2023 through December 31, 2023	For the period from May 25, 2023 (commencement of operations) through December 31, 2023
LVIP T. Rowe Price Growth Stock Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	As of December 31, 2023	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from March 28, 2022 (commencement of operations) through December 31, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Vanguard Bond Allocation Fund - Service Class	Available fund with no money invested at December 31, 2023	For the year ended December 31, 2023	For the period from October 26, 2023 (commencement of operations) through December 31, 2023
LVIP Vanguard Bond Allocation Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Vanguard Domestic Equity ETF Fund - Service Class	Available fund with no money invested at December 31, 2023	For the year ended December 31, 2023	For the period from October 26, 2023 (commencement of operations) through December 31, 2023
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Vanguard International Equity ETF Fund - Service Class	As of December 31, 2023	For the period from September 22, 2023 through December 31, 2023	For the period from September 22, 2023 (commencement of operations) through December 31, 2023
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Wellington Capital Growth Fund - Service Class	As of December 31, 2023	For the period from March 21, 2023 through December 31, 2023	For the period from March 21, 2023 (commencement of operations) through December 31, 2023
LVIP Wellington Capital Growth Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Wellington SMID Cap Value Fund - Standard Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
LVIP Western Asset Core Bond Fund - Service Class	As of December 31, 2023	For the period from August 18, 2023 through December 31, 2023	For the period from August 18, 2023 (commencement of operations) through December 31, 2023
M Capital Appreciation Fund	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
M International Equity Fund	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
M Large Cap Growth Fund	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
M Large Cap Value Fund	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT Growth Series - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT Growth Series - Service Class	As of December 31, 2023	For the period from May 25, 2023 through December 31, 2023	For the period from May 25, 2023 (commencement of operations) through December 31, 2023
MFS® VIT New Discovery Series - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT Total Return Series - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT Utilities Series - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
MFS® VIT Utilities Series - Service Class	As of December 31, 2023	For the period from July 20, 2023 through December 31, 2023	For the period from July 20, 2023 (commencement of operations) through December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
MFS® VIT II Core Equity Portfolio - Initial Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	As of December 31, 2023	For the period from July 13, 2023 through December 31, 2023	For the period from July 13, 2023 (commencement of operations) through December 31, 2023
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	As of December 31, 2023	For the period from July 13, 2023 through December 31, 2023	For the period from July 13, 2023 (commencement of operations) through December 31, 2023
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	As of December 31, 2023	For the period from August 18, 2023 through December 31, 2023	For the period from August 18, 2023 (commencement of operations) through December 31, 2023
Putnam VT George Putnam Balanced Fund - Class IA	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Putnam VT Large Cap Value Fund - Class IB	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Templeton Foreign VIP Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Templeton Foreign VIP Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Templeton Global Bond VIP Fund - Class 4	As of December 31, 2023	For the period from November 7, 2023 through December 31, 2023	For the period from November 7, 2023 (commencement of operations) through December 31, 2023
Templeton Growth VIP Fund - Class 1	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
Templeton Growth VIP Fund - Class 2	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
TOPS® Balanced ETF Portfolio - Class 2 Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
TOPS® Balanced ETF Portfolio - Service Class Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	As of December 31, 2023	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023